CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY "[*]". CONFIDENTIAL INFORMATION OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                    EXHIBIT 10.4

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City, Utah 84116

                                    CONTRACT
    H9920205                                                   006146
---------------------                                 -------------------------
Department Log Number                                   State Contract Number

1.   CONTRACT NAME:
     The name of this Contract is HMO-AMERICAN FAMILY CARE.

2.   CONTRACTING PARTIES:
     This Contract is between the Utah Department of Health (DEPARTMENT), and American Family Care (CONTRACTOR).

3.   CONTRACT PERIOD:
     The service period of this Contract will be July 1, 1999 through June 30, 2004, unless terminated or extended by agreement in accordance with the terms and conditions of this Contract.

4.   CONTRACT AMOUNT:
     The Contractor will be paid up to a maximum amount of $    [*]     for the
                                                            -----------
     Contract period in accordance with the provisions in this Contract. This Contract is funded with 71.61% Federal funds and with 28.39% State funds. The CFDA# is 93.778 and relates to the federal funds provided.

5.   CONTRACT INQUIRIES:
     Inquiries regarding this Contract shall be directed to the following individuals:

     CONTRACTOR:       AMERICAN FAMILY CARE      DEPARTMENT OF HEALTH
     Contact Person:   Brian Monsen
     Business Address: American Family Care      Program: Managed Health Care
                       2120 South 1300 East,     Contact Person: Ed Ewia
                       Suite 303
                       Salt Lake City, UT 84106  Phone Number: (801) 538-6505
     Phone Number:     (801) 524-2725

6.   REFERENCE TO ATTACHMENTS INCLUDED AS PART OF THIS CONTRACT:
     Attachment A:   Utah Department of Health General Provisions
     Attachment B:   Special Provisions
     Attachment C:   Covered Services
     Attachment D:   Quality Assurance & Utilization Management
     Attachment E:   Medicaid Enrollment (Table 1), Cost Data (Table 2),
                     Utilization Data (Table 3), Medicaid Malpractice
                     Information (Table 4)
     Attachment F:   Rates and Rate-Related Terms
     Attachment G:   Quality Assurance Monitoring Plan

7.   PROVISIONS INCORPORATED INTO THIS CONTRACT BY REFERENCE, BUT NOT ATTACHED
     HERETO:
     A. All other governmental laws, rules, regulations, or actions applicable to services provided herein.
     B. If the Contractor has provided the Department with Assurances, then the Department is entering into this agreement based upon the Assurances provided by the Contractor and the Assurances are incorporated by reference.

8. If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA Section 63-56-5), this Contract must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract.

9. This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.

IN WITNESS WHEREOF, the parties sign this Contract.

CONTRACTOR: AMERICAN FAMILY CARE            UTAH DEPARTMENT OF HEALTH

By: /s/                      26 Aug 99  By: /s/                      9/16/99
    ------------------------ ----------     ------------------------ -----------
    Signature of Authorized  Date           Shari A. Watkins, C.P.A. Date
    Individual                              Director
                                            Official of Fiscal
                                            Operations

Print Name:     Kirk Olsen
           ----------------------------

Title:     Chief Executive Officer           [SEAL]                  10/4/99
      ---------------------------------      ----------------------- -----------
                                             State Finance:          Date

           33-0617992
------------------------------------
Federal Tax Identification Number or         /s/                     SEP 24 1999
      Social Security Number                 ----------------------- -----------
                                             State Purchasing:       Date

                                 ATTACHMENT "A"

                            UTAH DEPARTMENT OF HEALTH

                               GENERAL PROVISIONS

I.     CONTRACT DEFINITIONS ...................................  1

II.    AUTHORITY ..............................................  1

III.   MISCELLANEOUS PROVISIONS ...............................  2

IV.    UTAH INDOOR CLEAN AIR ACT ..............................  3

V.     RELATED PARTIES & CONFLICTS OF INTEREST ................  3

VI.    OTHER CONTRACTS ........................................  3

VII.   SUBCONTRACTS & ASSIGNMENTS .............................  4

VIII.  FURTHER WARRANTY .......................................  4

IX.    INFORMATION OWNERSHIP ..................................  4

X.     SOFTWARE OWNERSHIP .....................................  4

XI.    INFORMATION PRACTICES ..................................  5

XII.   INDEMNIFICATION ........................................  5

XIII.  SUBMISSION OF REPORTS ..................................  5

XIV.   PAYMENT ................................................  5

XV.    RECORD KEEPING, AUDITS, & INSPECTIONS ..................  6

XVI.   CONTRACT ADMINISTRATION REQUIREMENTS ...................  6

XVII.  DEFAULT, TERMINATION, & PAYMENT ADJUSTMENT .............  9

XVIII. FEDERAL REQUIREMENTS ...................................  9

                                 ATTACHMENT "A"

                  UTAH DEPARTMENT OF HEALTH GENERAL PROVISIONS

                             I. CONTRACT DEFINITIONS
The following definitions apply in these general provisions:
     "Assign" or "Assignment" means the transfer of all rights and delegation of all duties in the contract to another person.
     "Business" means any corporation, partnership, individual, sole proprietorship, joint stock company, joint venture, or any other private legal entity.
     "This Contract" means this agreement between the Department and the Contractor, including both the General Provisions and the Special Provisions.
     "The Contractor" means the person who delivers the services or goods described in this Contract, other than the state or the Department.
     "The Department" means the Utah Department of Health.
     "Director" means the Executive Director of the Department or authorized representative.
     "Equipment" means capital equipment which costs at least $1,000 and has a useful life of one year or more unless a different definition or amount is set forth in the Special Provisions or specific Department Program policy as described in writing to Contractor.
     "Federal law" means the constitution, orders, case law, statutes, rules, and regulations of the federal government.
     "General provisions" means those provisions of this Contract which are set forth under the heading "General Provisions."
     "Governmental entity" means a federal, state, local, or federally-recognized Indian tribal government, or any subdivision thereof.
     "Individual" means a living human being.
     "Local health department" means a local health department as defined in Section 26A-1-102, Utah Code Annotated, 1953 as amended (UCA.). "Non-governmental entity" means privately held non-profit or for profit organization not classified as a "Governmental entity."
     "Person" means any governmental entity, business, individual, union, committee, club, other organization, or group of individuals. "Recipient" means an individual who is eligible for services provided by the Department or by an authorized Contractor of the Department under the terms of this Contract.
     "Services" means the furnishing of labor, time, or effort by a Contractor, not involving the delivery of a specific end product other than reports which are merely incidental to the required performance.
     "Special provisions" means those provisions of this Contract which are in addition to the General Provisions and which more fully describe the goods or services covered by this Contract.
     "State" means the State of Utah.
     "State law" means the constitution, orders, case law, statutes, and rules, of the state.
     "Subcontract" means any signed agreement between the Contractor and a third party to provide goods or services for which the Contractor is obligated, except purchase orders for standard commercial equipment, products, or services.
     "Subcontractor" means the person who performs the services or delivers the goods described in a subcontract.

                                  II. AUTHORITY
1. The Department's authority to enter into this Contract is derived from Chapter 56, Title 63, UCA; Titles 26 and 26A, UCA; and from related statutes.

                                 ATTACHMENT "A"

2. The Contractor represents that it has the institutional, managerial, and financial capability to ensure proper planning, management, and completion of the project or services described in this Contract.

                          III. MISCELLANEOUS PROVISIONS
1. For reference clarity, as used in these general provisions: "ARTICLE" refers to a major topic designated by capitalized roman numerals; "SECTION" refers to the next lower numbered heading designated by arabic numerals, and "SUBSECTIONS" refers to the next two lower headings designated by lower case letters and lower case roman numerals.
2. If the general provisions and the special provisions of this Contract conflict, the special provisions govern.
3. These provisions distinguish between two Contractor types: Governmental and Non-governmental. Unspecified text applies to both types. Type-specific statements appear in bold print (e.g., Non-governmental entities only).
4. Once signed by the Director and the State Division of Finance, when applicable, and the State Division of Purchasing, when applicable, this Contract becomes effective on the date specified in this Contract. Changes made to the unsigned Contract document shall be initialed by both persons signing this Contract on page one. Changes made to this Contract after the signatures are made on page one may only be made by a separate written amendment signed by persons authorized to amend this Contract.
5. Neither party may enlarge, modify, or reduce the terms, scope of work, or dollar amount in this Contract, except by written amendment as provided in section 4.
6. This Contract and the contracts that incorporate its provisions contain the entire agreement between the Department and the Contractor. Any statements, promises, or inducements made by either party or the agent of either party which are not contained in the written Contract or other contracts are not valid or binding.
7. The Contractor shall comply with all applicable laws regarding federal and state taxes, unemployment insurance, disability insurance, and workers' compensation.
8. The Contractor is an independent Contractor, having no authorization, express or implied, to bind the Department to any agreement, settlement, liability, or understanding whatsoever, and agrees not to perform any acts as agent for the Department unless expressly set forth herein. Compensation stated herein shall be the total amount payable to the Contractor by the Department. The Contractor shall be responsible for the payment of all income tax and social security amounts due as a result of payments received from the Department for these contract services.
9. The Contractor shall maintain all licenses, permits, and authority required to accomplish its obligations under this Contract.
10. The Contractor shall obtain prior written Department approval before purchasing any equipment with contract funds.
11. Notice shall be in writing, directed to the contact person on page one of this Contract, and delivered by certified mail or by hand to the other party's most currently known address. The notice shall be effective when placed in the U.S. mail or hand-delivered.
12. The Department and the Contractor shall attempt to resolve contract disputes through available administrative remedies prior to initiating any court action.
13. This Contract shall be construed and governed by the laws of the State of Utah. The Contractor submits to the jurisdiction of the courts of the State of Utah for any dispute arising out of this Contract or the breach thereof. The proper venue of any legal action arising under this contract shall be in Salt Lake City, Utah.
14. Any court ruling or other binding legal declaration which declares that any provision of this Contract is illegal or void, shall not affect the legality and enforceability of any other provision of this Contract, unless the provisions are mutually dependent.
15. The Contractor agrees to maintain the confidentiality of records that it holds as agent for the Department as required by the Government Records Access and Management Act, Title 63, Chapter 2, UCA and the confidentiality of records requirements of Title 26, UCA.
16. The Contractor agrees to abide by the State of Utah's executive order, dated June 30, 1989, which prohibits

                                 ATTACHMENT "A"

sexual harassment in the workplace.
17. The waiver by either party of any provision, term, covenant or condition of this Contract shall not be deemed to be a waiver of any other provision, covenant or condition of this Contract nor any subsequent breach of the same or any other provision, term, covenant or condition of this Contract.
18. The Contractor agrees to warrant and assume responsibility for each hardware, firmware, and/or software product (hereafter called the product) that it licenses, or sells, to the Department under this Contract. The Contractor acknowledges that the Uniform Commercial Code applies to this Contract. In general, the Contractor warrants that: (1) the product will do what the salesperson said it would do, (2) the product will live up to all specific claims that the manufacturer makes in their advertisements, (3) the product will be suitable for the ordinary purposes for which such product is used, (4) the product will be suitable for any special purposes that the Department has relied on the Contractor's skill or judgement to consider when it advised the Department about the product, especially to ensure year 2000 compatibility and fitness, (5) the product has been properly designed and manufactured, and (6) the product is free of significant defects or unusual problems about which the Department has not been warned. In general, "year 2000 compatibility and fitness" means: (1) the product warranted by the Contractor will not cease to perform before, during, or after the calendar year 2000, (2) the product will not produce abnormal, invalid, and/or incorrect results before, during, or after the calendar year 2000, (3) will include, but not be limited to, date data century recognition, calculations that accommodate same century and multi-century formats, date data values that reflect century, and (4) accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations.
     If problems arise, the Contractor will repair or replace (at no charge to the Department) the product whose noncompliance is discovered and made known to the Contractor in writing. If there is a Year 2000 problem, the Contractor agrees to immediately assign senior engineering staff to work continuously until the product problem is corrected, time being of the essence.
     The Contractor warrants that it is Year 2000 compliant with respect to all aspects of performing this Contract. The Contractor bears the risk of loss for Year 2000 failures on its behalf, its subcontractors, or agents relevant to the performance of this Contract.
     Nothing in this warranty will be construed to limit any rights or remedies the Department may otherwise have under this Contract with respect to defects other than Year 2000 performance.
19. The State of Utah's sales and use tax exemption number is E33399. The tangible personal property or services being purchased are being paid for from State funds and used in the exercise of that entity's essential functions. If the items purchased are construction materials, they will be converted into real property by employees of this government entity, unless otherwise stated in the contract.

                          IV. UTAH INDOOR CLEAN AIR ACT
The Contractor, for all personnel operating within the State of Utah, shall comply with the Utah Indoor Clean Air Act, Title 26, Chapter 38, UCA, which prohibits smoking in public places.

                   V. RELATED PARTIES & CONFLICTS OF INTEREST
1. The Contractor may not pay related parties for goods, services, facilities, leases, salaries, wages, professional fees, or the like for contract expenses without the prior written consent of the Department. The Department may consider the payments to the related parties as disallowed expenditures and accordingly adjust the Department's payment to the Contractor for all related party payments made without the Department's consent. As used in this section, "related parties" means any person related to the Contractor by blood, marriage, partnership, common directors or officers, or 10% or greater direct or indirect ownership in a common entity.
2. The Contractor shall comply with the Public Officers' and Employees' Ethics Act, Section 67-16-10, UCA, which prohibits actions that may create or that are actual or potential conflicts of interest. It also provides that "no person shall induce or seek to induce any public officer or public employee to violate any of the provisions of this act." The Contractor represents that none of its officers or employees are officers or employees of the State of Utah,

                                 ATTACHMENT "A"

unless disclosure has been made in accordance with Section 67-16-8, UCA.

                               VI. OTHER CONTRACTS
1. The Department may perform additional work related to this Contract or award other contracts for such work. The Contractor shall cooperate fully with other contractors, public officers, and public employees in scheduling and coordinating contract work. The Contractor shall give other contractors reasonable opportunity to execute their work and shall not interfere with the scheduled work of other contractors, public officers, and public employees.
2. The Department shall not unreasonably interfere with the Contractor's performance of its obligations under this Contract.

                         VII. SUBCONTRACTS & ASSIGNMENTS
The Contractor shall not assign this Agreement without the written consent of the Department. The Department agrees that the Contractor may partially subcontract services, provided that the Contractor retains ultimate responsibility for performance of all terms, conditions and provisions of this Agreement. When subcontracting, the Contractor agrees to use written subcontracts that conform with Federal and State laws. The Contractor shall request Department approval for any assignment at least 20 days prior to its effective date.

                             VIII. FURTHER WARRANTY
The Contractor warrants that (a) all services shall be performed in conformity with the requirements of this Contract by qualified personnel in accordance with generally recognized standards; and (b) all goods or products furnished pursuant to this Contract shall be free from defects and shall conform to contract requirements. For any item that the Department determines does not conform with the warranty, the Department may arrange to have the item repaired or replaced, either by the Contractor or by a third party at the Department's option, at the Contractor's expense.

                            IX. INFORMATION OWNERSHIP
Except for confidential medical records held by direct care providers, the Department shall own exclusive title to all information gathered, reports developed, and conclusions reached in performance of this Contract. The Contractor may not use, except in meeting its obligations under this Contract, information gathered, reports developed, or conclusions reached in performance of this Contract without the express written consent of the Department.

                              X. SOFTWARE OWNERSHIP
1. If the Contractor develops or pays to have developed computer software exclusively with funds or proceeds from this Contract to perform its obligations under this Contract, or to perform computerized tasks that it was not previously performing to meet its obligations under this Contract, the computer software shall be exclusively owned by or licensed to the Department. In the case of software owned by the Department, the Department grants to the Contractor a nontransferable, nonexclusive license to use the software in the performance of this Contract. In the case of software licensed to the Department, the Department grants to the Contractor permission to use the software in the performance of this Contract. This license or permission, as the case may be, terminates when the Contractor has completed its work under this Contract.
2. If the Contractor develops or pays to have developed computer software which is an addition to existing software owned by or licensed exclusively with funds or proceeds from this Contract, or to modify software to perform computerized tasks in a manner different than previously performed, to meet its obligations under this Contract, the addition shall be exclusively owned by or licensed to the Department. In the case of software owned by the Department, the Department grants to the Contractor a nontransferable, nonexclusive license to use the software in the performance of this Contract. In the case of software licensed to the Department, the Department grants to the Contractor permission to use the software in the performance of this Contract. This license or permission, as the case may be, terminates when the Contractor has completed its work under this Contract.

                                 ATTACHMENT "A"

3. If the Contractor uses computer software licensed to it which it does not modify or program to handle the specific tasks required by this Contract, then to the extent allowed by the license agreement between the Contractor and the owner of the software, the Contractor grants to the Department a continuing nonexclusive license to use the software, either by the Department or by a different Contractor, to perform work substantially identical to the work performed by the Contractor under this Contract. If the Contractor cannot grant the license as required by this section, then the Contractor shall reveal the input screens, report formats, data structures, linkages, and relations used in performing its obligations under this Contract in such a manner to allow the Department or another contractor to continue the work performed by the Contractor under this Contract.
4. The Contractor shall deliver to the Department a copy of the software or information required by this Article within 90 days after the commencement of this Contract and thereafter immediately upon making a modification to any of the software which is the subject of this Contract.

                            XI. INFORMATION PRACTICES
1. (Governmental entities only) The Contractor shall establish, maintain, and practice information procedures and controls that comply with Federal and State law. The Contractor assures that any information about an individual that it receives or requests from the Department pursuant to this Contract is necessary to the performance of its duties and functions and that the information will be used only for the purposes set forth in this Contract. The Department shall inform the Contractor of any non-public designation of any information it provides to the Contractor.
2. (Non-governmental entities only) The Contractor shall establish, maintain, and practice information procedures and controls that comply with Federal and State law. The Contractor may not release any information regarding any person from any information provided by the Department, unless the Department first consents in writing to the release.

                              XII. INDEMNIFICATION
1. (Governmental entities only) It is mutually agreed that each party assumes liability for the negligent or wrongful acts committed by its own agents, officials, or employees, regardless of the source of funding for this Contract. Neither party waives any rights or defenses otherwise available under the Governmental Immunity Act.
2. (Non-governmental entities only) To the extent authorized by law, the Contractor shall indemnify and hold harmless the Department and any of its agents, officers, and employees, from any claims, demands, suits, actions, proceedings, loss, injury, death, and damages of every kind and description, including any attorney's fees and litigation expenses, which may be brought, made against, or incurred by that party on account of loss or damage to any property, or for injuries to or death of any person, caused by, arising directly or indirectly out of, or contributed to in whole or in part, by reason of any alleged act, omission, professional error, fault, mistake, or negligence of the Contractor or its employees, agents, or representatives, or subcontractors or their employees, agents, or representatives, in connection with, incident to, or arising directly or indirectly out of this Contract, or arising out of workers' compensation claims, unemployment, or claims under similar such laws or obligations.

                           XIII. SUBMISSION OF REPORTS
If the Contractor is a Local Health Department, it shall submit monthly expenditure reports to the Department in a format approved by the Department. All other Contractors shall submit monthly summarized billing statements to the Department. Expenditure reports and billing statements must be submitted to the Department within 20 days following the last day of the month in which the expenditures were incurred or the services provided.

                                  XIV. PAYMENT
1. If a recipient, a recipient's insurance, or any third-party is responsible to pay for services rendered pursuant to this Contract, the Contractor shall bill and collect for the goods or services provided to the recipient. The Department shall reimburse total actual expenditures, less amounts collected as required by this section.
2. Under no circumstances shall the Department authorize payment to the Contractor that exceeds the amount

                                 ATTACHMENT "A"

specified in this Contract without an amendment to the Contract.
3. The Department agrees to make every effort to pay for completed services, and payments are conditioned upon receipt of applicable, accurate, and completed reports prepared by the Contractor and delivered to the Department. The Department may delay or deny payment for final expenditure reports received more than 20 days after the Contractor has satisfied all Contract requirements.

                    XV. RECORD KEEPING, AUDITS, & INSPECTIONS
1. The Contractor shall use an accrual or a modified accrual basis for reporting annual fiscal data, as required by Generally Accepted Accounting Principles
(GAAP). Required monthly or quarterly reports may be reported using a cash basis.
2. The Contractor and any subcontractors shall maintain financial and operation records relating to contract services, requirements, collections, and expenditures in sufficient detail to document all contract fund transactions. The Contractor and any subcontractors shall maintain and make all records necessary and reasonable for a full and complete audit available for audit or inspection during normal business hours or by appointment, until all audits initiated by federal and state auditors are completed, or for a period of four years from the date of termination of this Contract, whichever is longer, or for any period required elsewhere in this Contract.
3. The Contractor shall retain all records which relate to disputes, litigations, claim settlements arising from contract performance, or cost/expense exceptions initiated by the Director, until all disputes, litigations, claims, or exceptions are resolved.
4. The Contractor shall comply with federal and state regulations concerning cost principles, audit requirements, and grant administration requirements, cited in Table 1. Unless specifically exempted in this Contract's special provisions, the Contractor must comply with applicable federal cost principles and grant administration requirements if state funds are received. The Contractor shall also provide the Department with a copy of all reports required by the State Legal Compliance Audit Guide (SLCAG) as defined in Chapter 2, Title 51, UCA. All federal and state principles and requirements cited in Table 1 are available for inspection at the Utah Department of Health during normal business hours. A Contractor who receives $50,000.00 or more in a year from all federal or from all state sources may be subject to federal and state audit requirements. A Contractor who receives $300,000.00 or more per year from federal sources may be subject to the federal single audit requirement. Counties, cities, towns, school districts, and all non-profit corporations that receive 50% or more of their funds from federal, state or local governmental entities are subject to the State of Utah Legal Compliance Audit Guide. Copies of required audit reports shall be sent to the Utah Department of Health, Bureau of Financial Audit, Box 144002, Salt Lake City, Utah 84114-4002.

                  FEDERAL AND STATE PRINCIPLES AND REQUIREMENTS

                          Cost                Federal Audit        State Audit    Grant Admin.
Contractor                Principles          Requirements         Requirements   Requirements
-----------------------   -----------------   ------------------   ------------   ------------------
State or Local Govt. &
Indian Tribal Govts.      OMB Circular A-87   OMB Circular A-133   SLCAG          OMB Common Rule

Hospitals                 45 CFR 74, App. E   OMB Circular A-133   SLCAG          OMB Common Rule or
                                                                                   Circular A-110

College or University     OMB Circular A-21   OMB Circular A-133   SLCAG          OMB Circular A-110

Non-Profit Organization   OMB Circular A-122  OMB Circular A-133   SLCAG          OMB Circular A-110

For-Profit Organization   48 CFR 31                   n/a           n/a           OMB Circular A-110

Table 1

                                 ATTACHMENT "A"

                    XVI. CONTRACT ADMINISTRATION REQUIREMENTS
The Contractor agrees to administer this Contract in compliance with either OMB Common Rule or OMB Circular A-l10 depending upon the legal status of the Contractor as shown in Table 1. Financial management, procurement, and affirmative step requirements specify that:
1. the Contractor must have fiscal control and accounting procedures sufficient to:
          a. permit preparation of reports required by this Contract, and
          b. permit the tracing of funds to a level of expenditures adequate to establish that such funds have not been used in violation of the restrictions and prohibitions of applicable statutes.
2. the Contractor's financial management systems must meet the following standards:
          a. financial reporting. Accurate, current, and complete disclosure of the financial results of financially assisted activities must be made in accordance with the financial reporting requirements of this Contract.
          b. accounting records. The Contractor must maintain records which adequately identify the source and application of funds provided for federally financially-assisted activities. These records must contain information pertaining to the Contract's awards and authorizations, obligations, unobligated balances, assets, liabilities, outlays or expenditures, and income.
          c. internal control. Effective control and accountability must be maintained for all Contract cash, real and personal property, and other assets. The Contractor must adequately safeguard all such property and must assure that it is used solely for authorized purposes.
          d. budget control. Actual expenditures or outlays must be compared with budgeted amounts for the Contract. Financial information must be related to performance or productivity data, including the development of unit cost information whenever appropriate or specifically required in this Contract. If unit cost data are required, estimates based on available documentation will be accepted whenever possible.
3. Federal OMB cost principles, federal agency program regulations, and the terms of grant and subgrant, and contract agreements will be followed in determining the reasonableness, allowability, and allocability of costs.
          a. source documentation. Accounting records must be supported by such source documentation as canceled checks, paid bills, payrolls, time and attendance records, contract and subcontract award documents, etc.
          b. cash management. Procedures for minimizing the time elapsing between the transfer of funds from the U.S. Treasury and disbursement by the Department and the Contractor must be followed whenever advance payment procedures are used.
4. the Contractor shall use its own procurement procedures which reflect applicable State and local laws, rules, and regulations, provided that the procurements conform to applicable Federal law and the standards identified in this Contract.
          a. The Contractor will maintain a contract administration system which ensures that subcontractors perform in accordance with the terms, conditions, and specifications of its contracts or purchase orders.
          b. The Contractor will maintain a written code of standards of conduct governing the performance of its employees engaged in the award and administration of contracts. No employee, officer or agent of the Department or the Contractor shall participate in selection, or in the award or administration of a contract supported by federal funds if a conflict of interest, real or apparent, would be involved. Such a conflict would arise when:
                  i.   the employee, officer or agent,
                  ii.  any member of his immediate family,
                  iii. his or her partner; or
                  iv. an organization which employs, or is about to employ, any of the above, has a financial or other interest in the firm selected for award. The Department's or the Contractor's officer, employees or agents will neither solicit nor accept gratuities, favors or anything of monetary value from contractors, potential contractors, or parties to subagreements. The Department and the Contractor may set minimum rules where the financial interest is not substantial or the gift is

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                                 ATTACHMENT "A"

                  an unsolicited item of nominal intrinsic value. To the extent permitted by State or local law or regulations, such standards or conduct will provide for penalties, sanctions, or other disciplinary actions for violations of such standards by the Department's or the Contractor's officers, employees, or agents, or by subcontractors or their agents.
          c. The Contractor's procedures will provide for a review of proposed procurements to avoid purchase of unnecessary or duplicative items. Consideration should be given to consolidating or breaking out procurements to obtain a more economical purchase. Where appropriate, an analysis will be made of lease versus purchase alternatives, and any other appropriate analysis to determine the most economical approach.
          d. To foster greater economy and efficiency, the Contractor, if a governmental entity, is encouraged to enter into State and local intergovernmental agreements for procurement or use of common goods and services.
          e. If allowed by law, the Contractor is encouraged to use Federal excess and surplus property in lieu of purchasing new equipment and property whenever such use is feasible and reduces project costs.
          f. The Contractor may contract only with responsible contractors possessing the ability to perform successfully under the terms and conditions of a proposed procurement.
          g. The Contractor shall maintain records sufficient to detail the significant history of a procurement. These records shall include, but are not necessarily limited to the following:
                  i.   the rationale for the method of procurement,
                  ii.  selection of contract type,
                  iii. contractor selection or rejection, and
                  iv.  the basis for the contract price.
          h. The Contractor may use time and material type contracts only:
                  i. after a determination that no other contract is suitable, and
                  ii. if the Contract includes a ceiling price that the Contractor exceeds at its own risk.
          i. The Contractor alone will be responsible, in accordance with good administrative practice and sound business judgment, for the settlement of all contractual and administrative issues arising out of procurements. These issues include, but are not limited to source evaluation, protests, disputes, and claims. These standards do not relieve the Contractor of any contractual responsibilities under its contracts.
          j. The Contractor shall have protest procedures to handle and resolve disputes relating to its procurements and shall in all instances disclose information regarding the protest to the federal funding agency. A protestor must exhaust all administrative remedies with the Department and the Contractor before pursuing a protest with the federal funding agency.
5. the Contractor shall take all necessary affirmative steps to assure that minority firms, women's business enterprises, and labor surplus area firms are used when possible. Affirmative steps shall include:
          a. placing qualified small and minority businesses and women's business enterprises on solicitation lists;
          b. assuring that small and minority businesses, and women's business enterprises are solicited whenever they are potential sources;
          c. dividing total requirements, when economically feasible, into smaller tasks or quantities to permit maximum participation by small and minority business, and women's business enterprises;
          d. establishing delivery schedules, where the requirement permits, which encourage participation by small and minority business, and women's business enterprises;
          e. using the services and assistance of the Small Business Administration, and the Minority Business Development Agency of the Department of Commerce; and
          f. requiring the prime contractor, if subcontracts are to be let, to take the affirmative steps listed in Article XVI, section 5, subsections a - e.

                XVII. DEFAULT, TERMINATION, & PAYMENT ADJUSTMENT
1. Each party may terminate this Contract with cause. If the cause for termination is due to the default of a party, the non-defaulting party shall send a notice, which meets the notice requirements of this Contract, citing the default and giving notice to the defaulting party of its intent to terminate. The defaulting party may cure the default within

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                                 ATTACHMENT "A"

fifteen days of the notice. If the default is not cured within the fifteen days, the party giving notice may terminate this Contract 45 days from the date of the initial notice of default or at a later date specified in the notice.
2. The Department may terminate this Contract without cause, in advance of the specified termination date, upon 30 days written notice.
3. The Department agrees to use its best efforts to obtain funding for multi-year contracts. If continued funding for this Contract is not appropriated or budgeted at any time throughout the multi-year contract period, the Department may terminate this Contract upon 30 days notice.
4. If funding to the Department is reduced due to an order by the Legislature or the Governor, or is required by federal or state law, the Department may terminate this Contract or proportionately reduce the services and goods due and the amount due from the Department upon 30 days written notice. If the specific funding source for the subject matter of this Contract is reduced, the Department may terminate this Contract or proportionately reduce the services and goods due and the amount due from the Department upon 30 written notice being given to the Contractor.
5. If the Department terminates this Contract, the Department may procure replacement goods or services upon terms and conditions necessary to replace the Contractor's obligations. If the termination is due to the Contractor's failure to perform, and the Department procures replacement goods or services, the Contractor agrees to pay the excess costs associated with obtaining the replacement goods or services.
6. If the Contractor terminates this Contract without cause, the Department may treat the Contractor's action as a default under this Contract.
7. The Department may terminate this Contract if the Contractor becomes debarred, insolvent, files bankruptcy or reorganization proceedings, sells 30% or more of the company's assets or corporate stock, or gives notice of its inability to perform its obligations under this Contract.
8. If the Contractor defaults in any manner in the performance of any obligation under this Contract, or if audit exceptions are identified, the Department may, at its option, either adjust the amount of payment or withhold payment until satisfactory resolution of the default or exception. Default and audit exceptions for which payment may be adjusted or withheld include disallowed expenditures of federal or state funds as a result of the Contractor's failure to comply with federal regulations or state rules. In addition, the Department may withhold amounts due the Contractor under this Contract, any other current contract between the Department and the Contractor, or any future payments due the Contractor to recover the funds. The Department shall notify the Contractor of the Department's action in adjusting the amount of payment or withholding payment. This Contract is executory until such repayment is made.
9. The rights and remedies of the Department enumerated in this article are in addition to any other rights or remedies provided in this Contract or available in law or equity.

                           XVIII. FEDERAL REQUIREMENTS
The Contractor shall comply with all applicable federal requirements. To the extent that the Department is able, the Department shall give further clarification of federal requirements upon the Contractor's request. If the Contractor is receiving federal funds under this Contract, certain federal requirements apply. The Contractor agrees to comply with the federal requirements to the extent that they are applicable to the subject matter of this Contract and are required by the amount of federal funds involved in this Contract.

1. CIVIL RIGHTS REQUIREMENTS:

          a. The Civil Rights Act of 1964, Title VI, provides that no person in the United States shall, on the grounds of race, color, or national origin, be excluded from participation in, be denied the benefits of, or be subjected to discrimination under any program or activity receiving federal financial assistance. The Health and Human Services regulation implementing this requirement is 45 CFR Part 80.
          b. The Civil Rights Act of 1964, Title VII, (P.L. 88-352 & 42 U.S.C.
          Section 2000e) prohibits employers from discriminating against employees on the basis of race, color, religion, national origin, and sex. Title VII applies to employers of fifteen or more employees, and prohibits all discriminatory employment

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                                 ATTACHMENT "A"

          practices.
          c. The Rehabilitation Act of 1973, as amended, section 504, provides that no otherwise qualified handicapped individual in the United States shall, solely by reason of the handicap, be excluded from participation in, be denied the benefits of, or be subjected to discrimination under any program or activity receiving federal financial assistance. The Health and Human Services regulation 45 CFR
          Part 84 implements this requirement.
          d. The Age Discrimination Act of 1975, as amended (42 U.S.C. Sections 6101-6107), prohibits unreasonable discrimination on the basis of age in any program or activity receiving federal financial assistance. The Health and Human Services regulation implementing the provisions of the Age Discrimination Act is 45 CFR Part 91.
          e. The Education Amendments of 1972, Title IX, (20 U.S.C. Sections 1681-1683 and 1685-1686), section 901, provides that no person in the United States shall, on the basis of sex, be excluded from participation in, be denied the benefits of, or be subjected to discrimination under any educational program or activity receiving federal financial assistance. Health and Human Services regulation 45 CFR Part 86 implements this requirement.
          f. Executive Order No. 11246, as amended by Executive Order 11375 relates to "Equal Employment Opportunity," (all construction contracts and subcontracts in excess of $10,000.00)
          g. Americans with Disabilities Act of 1990, (P.L. 101-336), section 504 of the Rehabilitation Act of 1973, as amended (29 U.S.C. Section
          794), prohibits discrimination on the basis of disability.
          h. The Public Health Service Act, as amended, Title VII, section 704 and TITLE VIII, section 855, forbids the extension of federal support for health manpower and nurse training programs authorized under those titles to any entity that discriminates on the basis of sex in the admission of individuals to its training programs. Health and Human Services regulation implementing this requirement is 45 CFR Part 83.
          i. The Public Health Service Act, as amended, section 526, provides that drug abusers who are suffering from medical conditions shall not be discriminated against in admission or treatment because of their drug abuse or drug dependence, by any private or public general hospital that receives support in any form from any federally funded program. This prohibition is extended to all outpatient facilities receiving or benefitting from federal financial assistance by 45 CFR
          Part 84.
          j. The Public Health Service Act, as amended, section 522, provides that alcohol abusers and alcoholics who are suffering from medical conditions shall not be discriminated against in admission or treatment, solely because of their alcohol abuse or alcoholism, by any private or public general hospital that receives support in any form from any federally funded program. This prohibition is extended to all outpatient facilities receiving or benefitting from federal financial assistance by 45 CFR Part 84.
2. Confidentiality: The Public Health Service Act, as amended, sections 301(d) and 543, require that certain records be kept confidential except under certain specified circumstances and for specified purposes. Confidential records include records of the identity, diagnosis, prognosis, or treatment of any patient that are maintained in connection with the performance of any activity or program relating to drug abuse prevention, i.e., drug abuse education, training, treatment, or research, or alcoholism or alcohol abuse education, training, treatment, rehabilitation, or research that is directly or indirectly assisted by the federal government. Public Health Service regulations 42 CFR Parts 2 and 2a implement these requirements.
3. Lobbying Restrictions: Lobbying restrictions as required by 31 U.S.C. Section 1352, requires the Contractor to abide by this section and to place it's language in all of it's contracts:
          a. No federal funds have been paid or will be paid, by or on behalf of the Contractor, to any person for influencing or attempting to influence an officer or employee of any federal agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

                                 ATTACHMENT "A"

          b. If any funds other than federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any federal agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with the federal contract, grant, loan, or cooperative agreement, the Contractor shall complete and submit Federal Standard Form LLL, "Disclosure Form to report Lobbying," in accordance with its instructions.
          c. The Contractor shall require that the language of this article be included in the award documents for all subcontracts and that subcontractors shall certify and disclose accordingly.
4. Debarment, suspension or other ineligibility: The Contractor must notify the Department in accordance with the notification requirements specified in Article III, section 11 of this Contract if the Contractor has been debarred within the contract period. Debarment regulations are stated in Health and Human Services regulation 45 CFR Part 76.
5. Environmental Impact: The National Environmental Policy Act of 1969 (NEPA) (Public Law 91-190) establishes national policy goals and procedures to protect and enhance the environment. NEPA applies to all federal agencies and requires them to consider the probable environmental consequences of any major federal activity, including activities of other organizations operating with the concurrence or support of a federal agency. This includes grant-supported activities under this Contract if federal funds are involved. Additional environmental requirements include:
          a. the institution of environmental quality control measures under the National Environmental Policy Act of 1969 (P.L. 91-190) and Executive Order 11514;
          b. the notification of violating facilities pursuant to Executive Order 11738 (all contracts, subcontracts, and subgrants in excess of $100,000.00);
          c. the protection of wetlands pursuant to Executive Order 11990;
          d. the evaluation of flood hazards in floodplains in accordance with Executive Order 11988;
          e. the assurance of project consistency with the approved State management program developed under the Coastal Zone Management Act of 1972 (16 U.S.C. Sections 1451 et seq.);
          f. the conformity of Federal actions to State (Clear Air) Implementation Plans under Section 176(c) of the Clear Air Act of 1955, as amended (42 U.S.C. Section 7401 et seq.);
          g. the protection of underground sources of drinking water under the Safe Drinking Water Act of 1974, as amended, (P.L. 93-523),
          h. the protection of endangered species under the Endangered Species Act of 1973, as amended, (P.L. 93-205) and;
          i. the protection of the national wild and scenic rivers system under the Wild and Scenic Rivers Act of 1968 (16 U.S.C. Sections 1271 et seq.).
6. Human Subjects: The Public Health Service Act, section 474(a), implemented by 45 CFR Part 46, requires basic protection for human subjects involved in Public Health Service grant supported research activities. Human subject is defined in the regulation as "a living individual about whom an investigator (whether professional or student) conducting research obtains data through intervention or interaction with the individual or identifiable private information." The regulation extends to the use of human organs, tissues, and body fluids from individually identifiable human subjects as well as to graphic, written, or recorded information derived from individually identifiable human subjects. The regulation also specifies additional protection for certain classes of human research involving fetuses, pregnant women, human in vitro fertilization, and prisoners. However, the regulation exempts certain categories of research involving human subjects which normally involve little or no risk. The exemptions are listed in 45 CFR Part 46.101(b). The protection of human subjects involved in research, development, and related activities is found in P.L. 93-348.
7. Sterilization: Health and Human Services and Public Health Service have established certain limitations on the performance of nonemergency sterilizations by Public Health Service grant-supported programs or projects that are otherwise authorized to perform such sterilizations. Public Health Service has issued regulations that establish safeguards to ensure that such sterilizations are performed on the basis of informed consent and that the

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

                                 ATTACHMENT "A"

solicitation of consent is not based on the withholding of benefits. These regulations, published at 42 CFR Part 50, Subpart B, apply to the performance of nonemergency sterilizations on persons legally capable of consenting to the sterilization. Federal financial participation is not available for any sterilization procedure performed on an individual who is under the age of 21, legally incapable of consenting to the sterilization, declared mentally incompetent, or is institutionalized.
8. Abortions and Related Medical Services: Federal financial participation is generally not available for the performance of an abortion in a grant-supported health services project. For further information on this subject, consult the regulation at 42 CFR Part 50. Subpart C.
9. Recombinant DNA and Institutional Biosafety Committees: Each institution where research involving recombinant DNA technology is being or will be conducted must establish a standing Biosafety Committee. Requirements for the composition of such a committee are given in Section IV of Guidelines for Research Involving Recombinant DNA Molecules, (49 FR 46266 or latest revision), which also discusses the roles and responsibilities of principal investigators and grantee institutions. Guidelines for Research Involving Recombinant DNA Molecules and Administrative Practices Supplement should be consulted for complete requirements for the conduct of projects involving recombinant DNA technology.
10. Animal Welfare: The Public Health Service Policy on Humane Care and Use of Laboratory Animals By Awardee Institutions requires that applicant organizations establish and maintain appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by Public Health Service. This policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program. This policy does not affect applicable State or local laws or regulations which impose more stringent standards for the care and use of laboratory animals. All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 U.S.C. 2131 et seq.) and other federal statutes and regulations relating to animals. These documents are available from the Office for Protection from Research Risks (OPRR), National Institutes of Health, Bethesda, MD 20892, (301) 496-7005.
11. Contract Provisions: The Contractor must include the following provisions in its contracts, as limited by the statements enclosed within the parentheses following each provision:
          a. administrative, contractual, or legal remedies in instances where contractors violate or breach contract terms, and provides for such sanctions and penalties as may be appropriate. (Contracts other than small purchases. Small purchase involve relatively simple and informal procurement methods that do not cost more than $100,000 in aggregate.)
          b. termination for cause and for convenience by the grantee or subgrantee including the manner by which it will be effected and the basis for settlement. (All contracts in excess of $10,000)
          c. compliance with Executive Order 11246 of September 24, 1965 entitled "Equal Employment Opportunity," as amended by Executive Order 11375 of October 13, 1967 and as supplemented in Department of Labor regulations (41 CFR Chapter 60). (All construction contracts awarded in excess of $10,000 by the Contractor and its contractors or subgrantees)
          d. compliance with the Copeland "Anti-Kickback" Act (18 U.S.C. 874) as supplemented in Department of Labor regulations (29 CFR Part 3). (All contracts and subgrants for construction or repair)
          e. compliance with the Davis-Bacon Act (40 U.S.C. 276a to a-7) as supplemented by Department of Labor regulations (29 CFR Part 5). (Construction contracts in excess of $2,000 awarded when required by Federal grant program legislation)
          f. compliance with the Contract Work Hours and Safety Standards Act, sections 103 and 107, (40 U.S.C. 327-330) as supplemented by Department of Labor regulations (29 CFR Part 5). (Construction contracts awarded in excess of $2,000, and in excess of $2,500 for other contracts which involve the employment of mechanics or laborers)
          g. notice of the federal awarding agency requirements and regulations pertaining to reporting.
          h. notice of federal awarding agency requirements and regulations pertaining to patent rights with

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

                                 ATTACHMENT "A"

          respect to any discovery or invention which arises or is developed in the course of or under such contract.
          i. federal awarding agency requirements and regulations pertaining to copyrights and rights in data.
          j. access by the Department, the Contractor, the Federal funding agency, the Comptroller General of the United States, or any of their duly authorized representatives to any books, documents, papers, and records of the contractor which are directly pertinent to that specific contract for the purpose of making audit, examination, excerpts, and transcriptions.
          k. compliance with all applicable standards, orders, or requirements of the Clear Air Act, section 306, (42 U.S.C. 1857(h)), the Clean Water Act, section 508, (33 U.S.C. 1368), Executive Order 11738, and Environmental Protection Agency regulations (40 CFR Part 15). (Contracts, subcontracts, and subgrants of amounts in excess of $100,000)
          1. mandatory standards and policies relating to energy efficiency which are contained in the state energy conservation plan issued in compliance with the Energy Policy and Conservation Act (Pub. L. 94-163).

12. (Governmental entities only) Merit System Standards: The Intergovernmental Personnel Act of 1970 (42 U.S.C. Section 4728-4763), requires adherence to prescribed standards for merit systems funded with federal funds.
13. Misconduct in Science: The United States Public Health Service requires certain levels of ethical standards for all PHS grant-supported projects and requires recipient institutions to inquire into, investigate and resolve all instances of alleged or apparent misconduct in science. Issues involving potential criminal violations must be promptly reported to the HHS Office of Inspector General. (See regulations in 42 CFR Part 50, Subpart A)

                            END OF GENERAL PROVISIONS

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

                        ATTACHMENT B - SPECIAL PROVISIONS

Article I - Definitions ........................................................................................   1
          Advance Directives ...................................................................................   1
          Balance Bill .........................................................................................   1
          CHEC Eligible ........................................................................................   1
          CHEC Program .........................................................................................   1
          Division of Health Care Financing ....................................................................   1
          Emergency Services ...................................................................................   1
          Enrollee .............................................................................................   1
          Enrollment Area ......................................................................................   2
          Family Member ........................................................................................   2
          Home and Community-Based Services ....................................................................   2
          Managed Care Organization or MCO .....................................................................   2
          Marketing Material ...................................................................................   2
          Medically Necessary ..................................................................................   2
          Member Services ......................................................................................   2
          Physician Incentive Plan .............................................................................   2
          Prepaid Mental Health Plan ...........................................................................   2
          Primary Care Provider ................................................................................   3
          Restriction Program ..................................................................................   3
          State Plan ...........................................................................................   3

Article II - Service Area ......................................................................................   3

Article III - Enrollment, Orientation, Marketing, and Disenrollment ............................................   3
          A.    Enrollment Process .............................................................................   3
                1.      Enrollee Choice ........................................................................   3
                2.      Period of Enrollment ...................................................................   3
                3.      Open Enrollment ........................................................................   4
                4.      No Health Screening ....................................................................   4
                5.      Independent Enrollment .................................................................   4
                6.      Representative Population ..............................................................   4
                7.      Eligibility Transmission ...............................................................   4
                        a.      In general .....................................................................   4
                        b.      New Enrollees ..................................................................   5
                        c.      Retroactive Enrollees ..........................................................   5
                        d.      Reinstated Enrollees ...........................................................   5
                        e.      Deleted Enrollees ..............................................................   5
                        f.      Advanced Notification Transmission .............................................   5
                8.      Change of Enrollment Procedures ........................................................   5
          B.    Member Orientation .............................................................................   6
                1.      Initial Contact - General Orientation ..................................................   6
                2.      Identification of Enrollees with Special Health Care Needs .............................   6
                3.      Inability to Contact Enrollee for Orientation ..........................................   7
                4.      Enrollees Receiving Out-of-Plan Care Prior to Orientation ..............................   7
          C.    Marketing and Member Education .................................................................   7
                1.      Approval of Marketing Materials ........................................................   7
                        a.      No Door-to-Door, Telephonic, or "Cold Call" Marketing ..........................   7
                        b.      Distribution of Marketing Materials ............................................   8
                2.      Enrollee Materials Must be Comprehensible ..............................................   8
                3.      Member Handbook ........................................................................   8
                4.      Plan Card ..............................................................................   9
                5.      Notification to Enrollees of Policies and Procedures ...................................   9

                        a.      Changes to Policies and Procedures..............................................   9
                        b.      Annual Education on Emergency Care and Grievance Procedures.....................   9
                6.      Monthly Notification to DEPARTMENT of Changes in Provider Network.......................   9
          D.    Disenrollment by Enrollee.......................................................................   9
                1.      Enrollee's Right to Disenroll...........................................................   9
                2.      Enrollee's in an Inpatient Hospital Setting.............................................  10
                3.      Annual Study of Enrollees who Disenrolled...............................................  10
          E.    Disenrollment by CONTRACTOR   ..................................................................  10
                1.      Cannot Disenroll for Adverse Change in Enrollee's Health................................  10
                2.      Valid Reasons for Disenrollment.........................................................  10
                3.      Approval by DEPARTMENT Required.........................................................  11
                4.      Enrollee's Right to File a Grievance....................................................  11
                5.      Refusal of Re-enrollment................................................................  11
          F.    Enrollee Transition Between MCOs/Health Plans...................................................  11
                1.      Must Accept Pre-enrollment Prior Authorizations.........................................  11
                2.      Must Provide Medical Records to Enrollee's New MCO......................................  11

Article IV - Benefits...........................................................................................  12
          A.    In General......................................................................................  12
          B.    Provider Services Function......................................................................  12
          C.    Scope of Services...............................................................................  12
                1.      Underwriting Risk.......................................................................  12
                2.      Responsible for all Benefits in Attachment C (Covered Services).........................  12
                3.      Changes to Benefits.....................................................................  12
          D.    Subcontracts....................................................................................  13
                1.      No Discrimination Based on License or Certification.....................................  13
                2.      Any Covered Service may be Subcontracted................................................  13
                3.      No Provisions to Reduce or Limit Medically Necessary Services...........................  13
                4.      Requirement of 60 Days Written Notice Prior to Termination of Contract..................  13
                5       Compliance with CONTRACTOR's Quality Assurance Plan.....................................  13
                6.      Unique Identifier Required..............................................................  14
                7.      Payment of Provider Claims..............................................................  14
          E.    Clarification of Covered Services...............................................................  14
                1.      Emergency Services......................................................................  14
                        a.      In General......................................................................  14
                        b.      Determining Liability for Emergency Services....................................  15
                        c.      Co-payments.....................................................................  16
                2.      Care Provided in Skilled Nursing Facilities.............................................  16
                        a.      In General: Stays Lasting 30 Days or Less.......................................  16
                        b.      Process for Stays Longer than 30 Days...........................................  16
                        c.      Process for Stays Less than 30 Days.............................................  17
                3.      Enrollees with Special Health Care Needs................................................  17
                        a.      In General......................................................................  17
                        b.      Identification..................................................................  18
                        c.      Choosing a Primary Care Provider................................................  18
                        d.      Referrals and Access to Specialty Providers.....................................  18
                        e.      Survey of Enrollees with Special Health Care Needs..............................  18
                        f.      Collaboration with Other Programs...............................................  19
                        g.      Required Elements of a Case Management System...................................  19
                        h.      Hospice.........................................................................  20
                4.      Inpatient Hospital Services.............................................................  20
                5.      Maternity Stays.........................................................................  20
                        a.      The Newborns' and Mothers' Health Protection Act (NMHPA)........................  20
                        b.      Early Discharges................................................................  20
                        c.      Post-Delivery Care..............................................................  21

                        d.      Timely Post-Delivery Care.......................................................  21
                6.      Children in Custody of the Department of Human Services.................................  21
                        a.      In General......................................................................  21
                        b.      Schedule of Visits..............................................................  22
                7.      Organ Transplantations..................................................................  22
                        a.      In General......................................................................  22
                        b.      Specific Organ Transplantations Covered.........................................  23
                        c.      Psychosocial Assessment Required................................................  23
                        d.      Out-of-State Transplantations...................................................  23
                8.      Mental Health Services..................................................................  23
                9.      Developmental and Organic Disorders.....................................................  24
                        a.      Covered Services for Child Enrollees through Age 20.............................  24
                        b.      Covered Services for Adult Enrollees Age 21 and Older...........................  24
                        c.      Non-covered Services............................................................  24
                        d.      Responsibility of the Prepaid Mental Health Plan................................  24
                10.     Out-of-State Accessory Services.........................................................  25
                11.     Non-Contractor Prior Authorizations.....................................................  25
                        a.      Prior Authorizations - General..................................................  25
                        b.      When the CONTRACTOR has not Authorized the Service..............................  25
          F.    Clarification of Payment Responsibilities.......................................................  26
                1.      Covered Services Received Outside CONTRACTOR's Network but Paid by
                        CONTRACTOR..............................................................................  26
                2.      When Covered Services are not the CONTRACTOR's Responsibility...........................  26
                3.      The DEPARTMENT's Responsibility.........................................................  26
                4.      Covered Services Provided by the Department of Health, Division of Community
                        and Family Health Services..............................................................  26
                5.      Enrollee Transition Between MCOs, or Between Fee-For-Service and
                        CONTRACTOR..............................................................................  27
                        a.      Inpatient Hospital..............................................................  27
                        b.      Home Health Services............................................................  27
                        c.      Medical Equipment...............................................................  28
                6.      Surveys.................................................................................  28

Article V - Enrollee Rights/Services............................................................................  28
          A.    Member Services Function........................................................................  28
          B.    Enrollee Liability..............................................................................  29
          C.    General Information to be Provided to Enrollees.................................................  29
          D.    Access..........................................................................................  29
                1.      In General..............................................................................  29
                2.      Specific Provisions.....................................................................  30
                        a.      Elimination of Access Problems Caused by Geographic, Cultural and
                                Language Barriers and Physical Disabilities.....................................  30
                        b.      Interpretive Services...........................................................  30
                        c.      No Restrictions of Provider's Ability to Advise and Counsel.....................  29
                        d.      Waiting Time Benchmarks.........................................................  30
                        e.      No Delay While Coordinating Coverage with a Prepaid Mental Health
                                Plan............................................................................  31
          E.    Choice..........................................................................................  31
          F.    Coordination....................................................................................  31
                1.      In General..............................................................................  31
                2.      Prepaid Mental Health Plan..............................................................  31
          G.    Billing Enrollees...............................................................................  32
                1.      In General....... ......................................................................  32
                2.      Circumstances When an Enrollee May be Billed............................................  32
                3.      CONTRACTOR May Not Hold Enrollee's Medicaid Card........................................  33
                4.      Criminal Penalties......................................................................  33

Article VI - Grievance Procedures...............................................................................  33
          A.    In General......................................................................................  33
          B.    Nondiscrimination...............................................................................  33
          C.    Minimum Requirements of Grievance Procedures....................................................  33
          D.    Final Review by DEPARTMENT......................................................................  34

Article VII - Other Requirements................................................................................  34
          A.    Compliance with Public Health Service Act.......................................................  34
          B.    Compliance with OBRA'90 Provision and 42 CFR 434.28.............................................  34
          C.    Fraud and Abuse Requirements....................................................................  35
          D.    Disclosure of Ownership and Control Information.................................................  36
          E.    Safeguarding Confidential Information on Enrollees..............................................  36
          F.    Disclosure of Provider Incentive Plans..........................................................  36
          G.    Debarred or Suspended Individuals...............................................................  37
          H.    HCFA Consent Required...........................................................................  37

Article VIII - Payments.........................................................................................  38
          A.    Risk Contract...................................................................................  38
          B.    Payment Amounts.................................................................................  38
                1.      Payment Schedule........................................................................  38
                2.      Calculation of Premiums.................................................................  38
                3.      Federally Qualified Health Centers (FQHCs)..............................................  38
                4.      Time Frame for Request of Delivery Payment..............................................  38
                5.      Contract Maximum........................................................................  38
          C.    Medicare........................................................................................  39
                1.      Payment of Medicare Part B Premiums.....................................................  39
                2.      Payment of Medicare Deductible and Coinsurance..........................................  39
                3.      Must Not Balance Bill Enrollees.........................................................  39
          D.    Third Party Liability (Coordination of Benefits)................................................  39
                1.      TPL Collections.........................................................................  39
                2.      Duplication of Benefits.................................................................  40
                3.      Reconciliation of Other TPL.............................................................  40
                4.      When TPL is Denied......................................................................  40
                5.      Notification of Personal Injury Cases...................................................  40
                6.      ORS to Pursue Collections...............................................................  41
                7.      Rebate of Duplicate Premiums............................................................  41
                8.      Insurance Buy-Out Program...............................................................  41
                9.      CONTRACTOR Must Pay Provider Administrative Fee for Immunizations.......................  42

          E.    Third Party Responsibility (Including Worker's Compensation)....................................  42
                1.      CONTRACTOR to Bill Usual and Customary Charges..........................................  42
                2.      Third Party's Obligation to Pay for Covered Services....................................  42
                3.      First Dollar Coverage for Accidents.....................................................  42
                4.      Notification of Stop-Loss...............................................................  42
          F.    Changes in Covered Services.....................................................................  42

Article IX - Records, Reports and Audits........................................................................  43
          A.    Federally Required Reports......................................................................  43
                1.      Financial Disclosure Report.............................................................  43
                2.      Disclosure of Ownership and Control Interest Statement..................................  43
                3.      CHEC/EPSDT Reports......................................................................  43
                        a.      CHEC/EPSDT Screenings...........................................................  43
                        b.      Immunization Data...............................................................  43

          B.    Periodic Reports................................................................................  43
                1.      Enrollment, Cost and Utilization Reports (Attachment E).................................  43
                2.      Semi-Annual Reports.....................................................................  44
                        a.      Organ Transplants...............................................................  44
                        b.      Obstetrical Information.........................................................  44
                        c.      Complaints and Formal Grievances................................................  44
                        d.      Aberrant Physician Behavior.....................................................  44
                3.      Quality Assurance Activities............................................................  45
                4.      HEDIS...................................................................................  45
                5.      Encounter Data..........................................................................  45
                6.      Documents Due Prior to Quality Monitoring Reviews.......................................  45
                7.      Audit of Abortions, Sterilizations and Hysterectomies...................................  46
                8.      Development of New Reports..............................................................  46
          C.    Record System Requirements......................................................................  46
          D.    Medical Records.................................................................................  46
          E.    Audits..........................................................................................  46
                1.      Right of DEPARTMENT and HCFA to Audit...................................................  46
                2.      Information to Determine Allowable Costs................................................  47
                3.      Management and Utilization Audits.......................................................  47
          F.    Independent Quality Review......................................................................  47
                1.      In General..............................................................................  47
                2.      Specific Requirements...................................................................  48
                        a.      Liaison for Routine Communication...............................................  48
                        b.      Representative to Assist with Projects..........................................  48
                        c.      Copies and On-Site Access.......................................................  48
                        d.      Format of Enrollee Files........................................................  48
                        e.      Time-frame for Providing Data...................................................  48
                        f.      Work Space for On-Site Reviews..................................................  48
                        g.      Staff Assistance During On-Site Visits..........................................  49
                        h.      Confidentiality.................................................................  49

Article X - Sanctions...........................................................................................  49

Article XI - Termination of the Contract........................................................................  50
          A.    Automatic Termination...........................................................................  50
          B.    Optional Year-End Termination ..................................................................  50
          C.    Termination for Failure to Agree Upon Rates.....................................................  50
          D.    Effect of Termination...........................................................................  50
                1.      Coverage................................................................................  50
                2.      Enrollee Not Liable for Debts of CONTRACTOR or its Subcontractors.......................  50
                3.      Information for Claims Payment..........................................................  50
                4.      Changes in Enrollment Process...........................................................  50
                5.      Hearing Prior to Termination............................................................  51
          E.    Assignment......................................................................................  51

Article XII - Miscellaneous.....................................................................................  51
          A.    Integration.....................................................................................  51
          B.    Enrollees May Not Enforce Contract..............................................................  51
          C.    Interpretation of Laws and Regulations..........................................................  51
          D.    Adoption of Rules...............................................................................  52

Article XIII - Effect of General Provisions.....................................................................  52

                         ATTACHMENT C - COVERED SERVICES

A.        In General............................................................................................   1

B.        Hospital Services.....................................................................................   1
          1.    Inpatient Hospital..............................................................................   1
          2.    Outpatient Hospital.............................................................................   1
          3.    Emergency Department Services...................................................................   1

C.        Physician Services....................................................................................   1

D.        General Preventive Services...........................................................................   1

E.        Vision Care...........................................................................................   2

F.        Lab and Radiology Services............................................................................   2

G.        Physical and Occupational Therapy.....................................................................   2
          1.    Physical Therapy................................................................................   2
          2.    Occupational Therapy............................................................................   2

H.        Speech and Hearing Services...........................................................................   3

I.        Podiatry Services.....................................................................................   3

J.        End Stage Renal Disease - Dialysis....................................................................   3

K.        Home Health Services..................................................................................   3

L.        Hospice Services......................................................................................   3

M.        Private Duty Nursing..................................................................................   3

N.        Medical Supplies and Medical Equipment................................................................   3

O.        Abortions and Sterilizations..........................................................................   4

P.        Treatment for Substance Abuse and Dependency..........................................................   4

Q.        Organ Transplants.....................................................................................   4

R.        Other Outside Medical Services........................................................................   4

S.        Long Term Care........................................................................................   4

T.        Transportation Services...............................................................................   4

U.        Services to CHEC Enrollees............................................................................   5
          1.    CHEC Services...................................................................................   5
          2.    CHEC Policies and Procedures....................................................................   5

V.        Family Planning Services..............................................................................   5

W.        High-Risk Prenatal Services...........................................................................   6
          1.    In General - Ensure Service are Appropriate and Coordinated.....................................   6

          2.    Risk Assessment.................................................................................   6
                a.      Criteria................................................................................   6
                b.      Recommended Prenatal Screening..........................................................   6
                c.      Classification..........................................................................   6
          3.    Prenatal Initiative Program.....................................................................   8

X.        Services for Children with Special Needs..............................................................   8
          1.    In General......................................................................................   8
          2.    Services Requiring Timely Access................................................................   9
          3.    Definition of Children with Special Health Care Needs...........................................   9

Y.        Medical and Surgical Services of a Dentist............................................................  10
          1.    Who May Provide Services........................................................................  10
          2.    Universe of Covered Services....................................................................  10
          3.    Services Specifically Covered...................................................................  10
          4.    Dental Services Not Covered.....................................................................  11

Z.        Diabetes Education....................................................................................  11

AA. HIV Prevention..............................................................................................  11
          1.    General Program.................................................................................  11
          2.    Focused Program for Women.......................................................................  11

            ATTACHMENT D - QUALITY ASSURANCE & UTILIZATION MANAGEMENT

A.        Quality of Care.......................................................................................   1
          1.    In General......................................................................................   1
          2.    Required Elements of Plans......................................................................   1

B.        Internal Monitoring...................................................................................   1
          1.    In General......................................................................................   1
          2     Elements of Internal Quality Assurance Plan.....................................................   2
          3.    Demonstration of High Quality Health Care.......................................................   2

C.        Quality Assurance Monitoring..........................................................................   3
          1.    Objective.......................................................................................   3
          2.    Monitoring of Providers and Recipients Necessary to Achieve Objective...........................   3

D.        The DEPARTMENT'S Quality Assurance Monitoring Plan....................................................   3

E.        Corrective Action.....................................................................................   3
          1.    When Corrective Actions are Necessary...........................................................   3
          2.    Initial Response by CONTRACTOR..................................................................   4
          3.    Submission of Corrective Action to DEPARTMENT...................................................   4
          4.    Initial Appeal of DEPARTMENT's Findings.........................................................   5
          5.    Formal Hearing..................................................................................   5
          6.    CONTRACTOR Unwilling or Unable to Implement Corrective Action Plan..............................   6
          7.    Collection of Financial Penalties...............................................................   6

F.        Federal Sanctions for Comprehensive Contracts.........................................................   6

For the purpose of the Contract all article, section, and subsection headings in these Attachments B, C, and D are for convenience in referencing the provisions of the Contract. They are not enforceable as part of the text of the Contract and may not be used to interpret the meaning of the provisions that lie beneath them.

                        ATTACHMENT B - SPECIAL PROVISIONS

                             ARTICLE I - DEFINITIONS

For the purpose of the Contract:

A. "Advance Directives" means oral and written instructions about an individual's medical care, in the event the individual is unable to communicate. There are two types of Advance Directives: a living will and a medical power of attorney.

B. "Balance Bill" means the practice of billing patients for charges that exceed the amount that the MCO will pay.

C. "CHEC Eligible" means any Medicaid recipient under the age of 21 who is eligible to receive Early Periodic Screening Diagnostic and Treatment (EPSDT) services in accordance with 42 CFR Part 441, Subpart B.

D. "CHEC Program" or Child Health Evaluation and Care program is Utah's version of the federally mandated Early Periodic Screening, Diagnosis and Treatment (EPSDT) program as defined in 42 CFR Part 441, Subpart B. (See Attachment C, Covered Services, 21.)

E. "Division of Health Care Financing" or "DHCF" means the division within the Department of Health responsible for the administration of the Utah Medicaid program.

F. "Emergency Services" means those services provided in a hospital, clinic, office, or other facility that is equipped to furnish the required care, after the sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect that the absence of immediate medical attention to result in:

     1. Placing the health of the individual (or, with respect to a pregnant woman, the health of a woman or her unborn child) in serious jeopardy;

     2. Serious impairment to bodily functions; or

     3. Serious dysfunction of any bodily organ or part.

G. "Enrollee" means any Medicaid eligible: (1) who, at the time of enrollment resides within the geographical limits of the CONTRACTOR's Service Area;
     (2) whose name appears on the DEPARTMENT's Eligibility Transmission as a new, reinstate, or retroactive Enrollee; and (3) who is accepted for enrollment by the CONTRACTOR according to the conditions set forth in this Contract excluding residents of the Utah State Hospital, Utah State Developmental Center, and long-term care facilities except as defined in Attachment C.

H.   "Enrollment Area" or "Service Area" means the counties enumerated in
     Article II.

I. "Family Member" means all Medicaid eligibles who are members of the same family living at home.

J. "Home and Community-Based Services" means services, not otherwise furnished under the State's Medicaid plan, that are furnished under a waiver of statutory requirements granted under the provisions of CFR Part 441, subpart G. These services cover an array of Home and Community-Based Services that are cost-effective and necessary for an individual to avoid institutionalization.

K. "Managed Care Organization" or "MCO" means an organization that meets the State Plan's definition of an HMO or prepaid health plan and which provides, either directly or through arrangement with other providers, comprehensive general medical services to Medicaid eligibles on a contractual prepayment basis.

L. "Marketing Material" means materials in all mediums, including member handbooks, brochures and leaflets, newspaper, magazine, radio, television, billboard and yellow pages advertisements, and presentation materials used by marketing representatives. It includes materials mailed to, distributed to, or aimed at Medicaid clients specifically, and any material that mentions "Medicaid," "Medicaid Assistance," or "Title XIX."

M. "Medically Necessary" means any medical service that (a) is reasonably calculated to prevent, diagnose, or cure conditions in the Enrollee that endanger life, cause suffering or pain, cause deformity or malfunction, or threaten to cause a handicap, and (b) there is no equally effective course of treatment available or suitable for the Enrollee requesting the service which is more conservative or substantially less costly. Medical services will be of a quality that meets professionally recognized standards of health care, and will be substantiated by records including evidence of such medical necessity and quality. Those records will be made available to the DEPARTMENT upon request. For CHEC enrollees, "Medically Necessary" means preventive screening services and other medical care, diagnostic services, treatment, and other measures necessary to correct or ameliorate defects and physical and mental illnesses and conditions, even if the services are not included in the Utah State Medicaid Plan.

N. "Member Services" means a method of assisting Enrollees in understanding CONTRACTOR policies and procedures, facilitating referrals to participating specialists, and assisting in the resolution of problems and member complaints. The purpose of Member Services is to improve access to services and promote Enrollee satisfaction.

O. "Physician Incentive Plan" means any compensation between a contracting organization and a physician group that may directly or indirectly have the effect of reducing or limiting services provided with respect to Enrollees in the organization.

P. "Prepaid Mental Health Plan" means the mental health centers that contract with the DEPARTMENT to provide inpatient and outpatient mental health services to Medicaid clients living within each mental health center's jurisdiction.

Q. "Primary Care Provider" or "PCP" means a health care provider the majority of whose practice is devoted to internal medicine, family/general practice or pediatrics. The MCO may allow other specialists to be PCPs, when appropriate. PCPs are responsible for delivering primary care services, coordinating and managing Enrollees' overall health and, authorizing referrals for other necessary care.

R. "Restriction Program" means the Federally mandated program (42 CFR 431.54(e)) for Medicaid clients who over-utilize Medicaid services. If the DEPARTMENT in conjunction with the CONTRACTOR finds that an Enrollee has utilized Medicaid services at a frequency or amount that is not Medically Necessary, as determined in accordance with utilization guidelines adopted by the DEPARTMENT, the DEPARTMENT may place the Enrollee under the Restriction Program for a reasonable period of time to obtain Medicaid services from designated providers only.

S. "State Plan" means the State Plan for organization and operation of the Medicaid program as defined pursuant to Section 1102 of the Social Security Act (42 U.S.C. 1302).

                            ARTICLE II - SERVICE AREA

The Service Area is limited to the urban counties of Davis, Salt Lake, Utah and Weber.

       ARTICLE III - ENROLLMENT, ORIENTATION, MARKETING, AND DISENROLLMENT

A.   ENROLLMENT PROCESS

     1.   ENROLLEE CHOICE

          The DEPARTMENT will offer potential Enrollees a choice among all MCOs available in the Enrollment Area. The DEPARTMENT will inform potential Enrollees of Medicaid benefits. The Medicaid client's intent to enroll is established when the applicant selects The CONTRACTOR, either verbally or by signing a choice of health care delivery form or equivalent. This initiates the action to send an advance notification to the CONTRACTOR. Medicaid Enrollees made eligible for a retroactive period prior to the current month are not eligible for CONTRACTOR enrollment during the retroactive period.

     2.   PERIOD OF ENROLLMENT

          Each Enrollee will be enrolled for the period of the Contract or the period of Medicaid eligibility or until such person disenrolls or is disenrolled, whichever is earlier. Until the DEPARTMENT notifies the CONTRACTOR that an Enrollee is no longer Medicaid eligible, the CONTRACTOR may assume that the Enrollee continues to be eligible. Each Enrollee will be automatically re-enrolled at the end of each month unless that Enrollee notifies the DEPARTMENT's Health Program Representative of an intent not to re-enroll in the MCO prior to the benefit issuance date.

     3.   OPEN ENROLLMENT

          The CONTRACTOR will have a continuous open enrollment period that meets the requirements of Section 1301(d) of the Public Health Service Act. The DEPARTMENT will certify, and the CONTRACTOR agrees to accept individuals who are eligible to be enrolled in the MCO under the provisions of this Contract:

          a. in the order in which they apply; and

          b. without restrictions unless authorized by the DEPARTMENT.

     4.   NO HEALTH SCREENING

          The DEPARTMENT and the CONTRACTOR agree that no potential Enrollee will be pre-screened or selected by either party for enrollment on the basis of pre-existing health problems or on the basis of race, color, national origin, disability or age.

     5.   INDEPENDENT ENROLLMENT

          Each Medicaid eligible can be enrolled or disenrolled in the MCO, independent of any other Family Member's enrollment or disenrollment.

     6.   REPRESENTATIVE POPULATION

          The CONTRACTOR will service a population representative of the categories of eligibility within the area it serves.

     7.   ELIGIBILITY TRANSMISSION

          a.   IN GENERAL

               Before the close of business of each day, the DEPARTMENT will provide to the CONTRACTOR an Eligibility Transmission which is an electronic file that includes individuals which the DEPARTMENT certifies as Medicaid eligible and who enrolled in the MCO. Eligibility transmissions include new Enrollees, reinstated Enrollees, retroactive Enrollees, deleted Enrollees and Enrollees whose eligibility information results in a change to a critical field. The Eligibility Transmission will be in accordance with the Utah Health Information Network (UHIN) standard. The DEPARTMENT represents and warrants to the CONTRACTOR that the appearance of an individual's name on the Eligibility Transmission, other than a deleted Enrollee, will be conclusive evidence for purposes of this Contract, that such person is enrolled in the program and qualifies for medical assistance under Medicaid Title XIX and that the DEPARTMENT agrees to pay premiums for such Enrollees.

          b.   NEW ENROLLEES

               New Enrollees are enrolled in this MCO until otherwise specified; these Enrollees will not appear on future transmissions unless there is a change in a critical field. Critical fields are coverage dates, recipient name, date of birth, date of death, sex, social security number, case information, address, telephone number, payment code, coordination of benefits, and the Enrollee's provider under the Restriction Program. Enrollees with a spenddown requirement will appear on the eligibility transmission on a month by month basis after the spenddown is met.

          c.   RETROACTIVE ENROLLEES

               Retroactive Enrollees are those who were Enrollees previous to the current month. Retroactive Enrollees include newborn Enrollees or Enrollees who have been reported in one payment category in a previous month but have been changed to a new payment category for that previous month.

          d.   REINSTATED ENROLLEES

               Reinstated Enrollees are those who were enrolled for the previous month and also closed at the end of the previous month. These Enrollees are eligible retroactively to the beginning of the current month.

          e.   DELETED ENROLLEES

               Deleted Enrollees are those who are no longer eligible for Medicaid or who were disenrolled from the MCO.

          f.   ADVANCED NOTIFICATION TRANSMISSION

               An Advanced Notification Transmission is another electronic file (separate from the Eligibility Transmission) that will be sent to the CONTRACTOR when an individual has selected the MCO prior to becoming eligible for Medicaid. These individuals may or may not become eligible for Medicaid. Use of information about such individuals is restricted to providing the individual with an orientation to the MCO prior to the individual's eligibility for Medicaid. The CONTRACTOR is not required to orient individuals until they appear on the Eligibility Transmission.

     8.   CHANGE OF ENROLLMENT PROCEDURES

          The CONTRACTOR will be advised of anticipated changes in DEPARTMENT policies and procedures as they relate to the enrollment process and their comments will be solicited. The CONTRACTOR agrees to be bound by such changes in DEPARTMENT policies and procedures that are mutually agreed upon by the CONTRACTOR and the DEPARTMENT.

B.   MEMBER ORIENTATION

     1.   INITIAL CONTACT - GENERAL ORIENTATION

          The CONTRACTOR will make a good faith effort to ensure that each Enrollee or Enrollee's family or guardian receives the CONTRACTOR's member handbook. The CONTRACTOR Representative will make a good faith effort, as evidenced in written or electronic records, to make an initial contact with the Enrollee within 10 working days after the CONTRACTOR has been notified through the Eligibility Transmission of the Enrollee's MCO enrollment. The initial contact will be in person or by telephone (or in writing, but only if reasonable attempts have been made to make the contact in person by telephone) and will inform the Enrollee of the MCO rules and policies. The CONTRACTOR must ensure that Enrollees are provided interpreters, Telecommunication Device for the Deaf (TDD), and other auxiliary aids to ensure that Enrollees understand their rights and responsibilities. During the initial contact the CONTRACTOR Representative will provide, at a minimum, the following information to the Enrollee or potential Enrollee:

          a. specific written and oral instructions on the use of the CONTRACTOR's Covered Services and procedures;

          b. availability and accessibility of all Covered Services, including the availability of family planning services and that the Enrollee may obtain family planning services from Medicaid providers other than providers affiliated with the CONTRACTOR;

          c. the client's rights and responsibilities as an Enrollee of the Health Plan, including the right to file a grievance and how to file a grievance;

          d.   the right to terminate enrollment with the MCO; and

          e. encouragement to make a medical appointment with a CONTRACTOR provider.

     2.   IDENTIFICATION OF ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

          During the initial contact with each Enrollee the CONTRACTOR representative will use a process that will identify children and adults with special health care needs. The CONTRACTOR representative will clearly describe to each Enrollee during the initial contact the process for requesting specialist care. When an Enrollee is identified as having special health care needs, the CONTRACTOR Representative will forward this information to a CONTRACTOR individual with knowledge of coordination of care and services necessary for such Enrollees. The CONTRACTOR individual with knowledge of coordination of care for Enrollees with special health care needs will make a good faith effort to contact Enrollees within ten working days after identification to begin coordination of health care needs, if necessary. The CONTRACTOR will not discriminate on the basis of health status or the need for health care services.

          The DEPARTMENT's Health Program Representatives are responsible to forward information, i.e., pink sheets identifying Enrollees with special health care needs and limited language proficiency needs to the CONTRACTOR in a timely way coinciding with the daily Eligibility Transmission as much as possible.

     3.   INABILITY TO CONTACT ENROLLEE FOR ORIENTATION

          If the CONTRACTOR Representative cannot contact the Enrollee within 10 working days or at all, the CONTRACTOR Representative will document its efforts to contact the Enrollee.

     4.   ENROLLEES RECEIVING OUT-OF-PLAN CARE PRIOR TO ORIENTATION

          If the Enrollee receives Covered Services by an out-of-plan provider after the first day of the month in which the client's enrollment became effective, and if a CONTRACTOR orientation either in-person or by telephone (or in writing, but only if reasonable attempts have been made to make the contact in person or by telephone) has not taken place prior to receiving such services, the CONTRACTOR is responsible for payment of the services rendered provided the DEPARTMENT informs the CONTRACTOR by the 20th of any month prior to the month that MCO enrollment begins.

C.   MARKETING AND MEMBER EDUCATION

     1.   APPROVAL OF MARKETING MATERIALS

          The CONTRACTOR's marketing plans, procedures and materials will be accurate, and may not mislead, confuse, or defraud either Enrollees or the DEPARTMENT. All Medicaid marketing plans, procedures and materials will be reviewed and approved by the DEPARTMENT in consultation with the Medical Care Advisory Committee for Marketing Review before implemented or released by the CONTRACTOR. The DEPARTMENT will notify the CONTRACTOR of its approval or disapproval, in writing, of such materials within ten working days after receiving them unless the DEPARTMENT and the CONTRACTOR agree to another time frame. If the DEPARTMENT does not respond within the agreed upon time frame, the CONTRACTOR shall deem such materials approved. Marketing materials will not be approved if the DEPARTMENT determines that the material is materially inaccurate or misleading or otherwise makes material misrepresentations. Health education materials and newsletters not specifically related to Enrollees do not need to be approved by the DEPARTMENT.

          a.   NO DOOR-TO-DOOR, TELEPHONIC, OR "COLD CALL" MARKETING

               The Contractor cannot, either directly or indirectly, conduct door-to-door, telephonic or "cold call" marketing of enrollment. These three marketing practices are prohibited whether conducted by the Health Plan itself ("directly") or by an agent or independent contractor ("indirectly"). Cold call marketing is any unsolicited personal contact with a potential enrollee by an employee or agent of a managed care entity for the purpose of influencing the individual to

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               enroll with the Health Plan. The Contractor may not entice a potential enrollee to join the Health Plan by offering the sale of any other type of insurance as a bonus for enrollment. All other non-requested marketing approaches to Medicaid clients by the CONTRACTOR are also prohibited unless specifically approved in advance by the DEPARTMENT.

          b.   DISTRIBUTION OF MARKETING MATERIALS

               Marketing materials must be distributed to the entire Service
               Area.

     2.   ENROLLEE MATERIALS MUST BE COMPREHENSIBLE

          The CONTRACTOR will attempt to write all Enrollee and potential enrollee information, instructional and educational materials, including member handbooks, at no greater than a sixth grade reading level. If the MCO has more than 5% of its Enrollees who speak a language other than English as a first language, the CONTRACTOR must make available written material (e.g. member handbooks, educational newsletters) in that language. Marketing materials must include a statement that the CONTRACTOR does not discriminate against any Enrollee on the basis of race, color, national origin, disability, or age in admission, treatment, or participation in its programs, services and activities. In addition, the materials must include the phone number of the nondiscrimination coordinator for Enrollees to call if they have questions about the nondiscrimination policy or desire to file a complaint or grievance alleging violations of the nondiscrimination policy.

     3.   MEMBER HANDBOOK

          The CONTRACTOR will produce a member handbook that must be submitted to the DEPARTMENT for review and approval before distribution. The DEPARTMENT will notify the CONTRACTOR in writing of its approval or disapproval within ten working days after receiving the member handbook unless the DEPARTMENT and CONTRACTOR agree to another time frame. If the DEPARTMENT does not respond within the agreed upon time frame, the CONTRACTOR may deem such materials are approved. If there are changes to the content of the material in the handbook, the CONTRACTOR must update the member handbook and submit a draft to the DEPARTMENT for review and approval before distribution to its Enrollees. At a minimum, the member handbook must explain in clear terms the following information:

          a.   The scope of benefits provided by the MCO;
          b. Instructions on where and how to obtain Covered Services, including referral requirements;
          c. Instructions on what to do in an emergency or urgent medical situation, including emergency numbers;
          d.   Enrollee options on obtaining family planning services;
          e.   Instructions on how to choose a PCP and how to change PCPs;
          f. Description on Enrollee cost-sharing requirements (if applicable);
          g.   Toll-free telephone number;
          h.   Description of Member Services function;

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          i.   How to register a complaint or grievance;
          j.   Information on Advance Directives;
          k.   Services covered by Medicaid, but not covered by the CONTRACTOR;
          1.   Clients' rights and responsibilities;
          m. A statement that the Contractor does not discriminate against any Enrollee on the basis of race, color, national origin, disability, or age in admission, treatment, or participation in its programs, services and activities; and
          n. The phone number of the nondiscrimination coordinator for Enrollees to call if they have questions about the nondiscrimination policy or desire to file a complaint or grievance alleging violations of the nondiscrimination policy.

     4.   PLAN CARD

          The CONTRACTOR must issue a generic plan card to all Enrollees listing, at a minimum, the name of the MCO and a toll-free number that is available to Enrollees twenty-four hours a day, seven days a week. The CONTRACTOR must issue the generic plan card to new enrollees within fifteen business days after the DEPARTMENT notifies the CONTRACTOR of the Medicaid client's enrollment.

     5.   NOTIFICATION TO ENROLLEES OF POLICIES AND PROCEDURES

          a.   CHANGES TO POLICIES AND PROCEDURES

               The CONTRACTOR must periodically notify Enrollees, in writing, of changes to its plan such as changes to its policies or procedures either through a newsletter or other means.

          b.   ANNUAL EDUCATION ON EMERGENCY CARE AND GRIEVANCE PROCEDURES

               The CONTRACTOR must annually reinforce, in writing, to Enrollees how to access emergency and urgent services and how to register a complaint or grievance.

     6.   MONTHLY NOTIFICATION TO DEPARTMENT OF CHANGES IN PROVIDER NETWORK

          The CONTRACTOR must notify the DEPARTMENT at least monthly of changes in its provider network so that the DEPARTMENT can ensure its listing of providers is accurate.

D.   DISENROLLMENT BY ENROLLEE

     1.   ENROLLEE'S RIGHT TO DISENROLL

          Enrollees will have the right to disenroll from this MCO at any time with or without cause. The disenrollment will be effective once the DEPARTMENT has been notified by the Enrollee and the DEPARTMENT issues a new Medicaid card and the disenrollment is indicated on the Eligibility Transmission.

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     2.   ENROLLEES IN AN INPATIENT HOSPITAL SETTING

          The DEPARTMENT agrees that if a new Enrollee is a patient in an inpatient hospital setting on the date the new Enrollee's name appears on the CONTRACTOR Eligibility Transmission, the obligation of the CONTRACTOR to provide Covered Services to such person will commence following discharge. If an Enrollee is a patient in an inpatient hospital setting on the date that his or her name appears as a deleted Enrollee on the CONTRACTOR Eligibility Transmission or he or she is otherwise disenrolled under this Contract, the CONTRACTOR will remain financially responsible for such care until discharge.

     3.   ANNUAL STUDY OF ENROLLEES WHO DISENROLLED

          Annually, the DEPARTMENT and CONTRACTOR will work cooperatively to conduct an analysis of Enrollees who have voluntarily disenrolled from this MCO. The results of the analysis will include explanations of patterns of disenrollments and strategies or a corrective action plan to address unusual rates or patterns of disenrollment. The DEPARTMENT will inform the CONTRACTOR of such disenrollments.

E.   DISENROLLMENT BY CONTRACTOR

     1.   CANNOT DISENROLL FOR ADVERSE CHANGE IN ENROLLEE'S HEALTH

          The CONTRACTOR may not terminate enrollment because of an adverse change in the Enrollee's health.

     2.   VALID REASONS FOR DISENROLLMENT

          The CONTRACTOR may initiate disenrollment of any Enrollee's participation in the MCO upon one or more of the following grounds:

          a. For reasons specifically identified in the CONTRACTOR's member handbook.
          b. When the Enrollee ceases to be eligible for medical assistance under the State Plan, in accordance with Title 42 USCA, 1396, et. seq., and as finally determined by the DEPARTMENT.
          c.   Upon termination or expiration of the Contract.
          d.   Death of the Enrollee.
          e. Confinement of the Enrollee in an institution when confinement is not a Covered Service under this Contract.
          f. Violation of enrollment requirements developed by the CONTRACTOR and approved by the DEPARTMENT but only after the CONTRACTOR and/or the Enrollee has exhausted the CONTRACTOR's applicable internal grievance procedure.

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     3.   APPROVAL BY DEPARTMENT REQUIRED

          To initiate disenrollment of an Enrollee's participation with this MCO, the CONTRACTOR will provide the DEPARTMENT with documentation justifying the proposed disenrollment. The DEPARTMENT will approve or deny the disenrollment request in writing within thirty (30) days of receipt of the request. Failure by the DEPARTMENT to deny a disenrollment request within such thirty (30) day period will constitute approval of such disenrollment requests.

     4.   ENROLLEE'S RIGHT TO FILE A GRIEVANCE

          If the DEPARTMENT approves the CONTRACTOR's disenrollment request, the CONTRACTOR will give the Enrollee thirty (30) days written notice of the proposed disenrollment, and will notify the Enrollee of his or her opportunity to invoke the internal grievance procedure and appeals process for a fair hearing. The CONTRACTOR will give a copy of the written notice to the DEPARTMENT at the time the notice is sent to the Enrollee.

     5.   REFUSAL OF RE-ENROLLMENT

          If a person is disenrolled because of violation of responsibilities included in the CONTRACTOR's member handbook, the CONTRACTOR may refuse re-enrollment of that Enrollee.

F.   ENROLLEE TRANSITION BETWEEN MCOS/HEALTH PLANS

     1.   MUST ACCEPT PRE-ENROLLMENT PRIOR AUTHORIZATIONS

          For Covered Services other than inpatient, home health services, and medical equipment, if authorization has been given for a Covered Service and an enrollee transitions between MCOs prior to the delivery of such Covered Service, the receiving MCO shall be bound by the relinquishing MCO's prior authorization until the receiving MCO has evaluated the Enrollee and a new plan of care is established with the MCO provider. (See Article IV, Benefits, Section F, Clarification of Payment Responsibilities, Subsection 5, for inpatient, home health services, and medical equipment explanations.)

     2.   MUST PROVIDE MEDICAL RECORDS TO ENROLLEE'S NEW MCO

          When enrollees are transitioned between MCOs the relinquishing MCO provider will submit, upon request of the new MCO provider, any critical medical information about the transitioning enrollee prior to the transition including, but not limited to, whether the member is hospitalized, pregnant, involved in the process of organ transplantation, scheduled for surgery or post-surgical follow-up on a date subsequent to transition, scheduled for prior-authorized procedures or therapies on a date subsequent to transition, receiving dialysis or is chronically ill (e.g. diabetic, hemophilic, HIV positive).

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                              ARTICLE IV - BENEFITS

A.   IN GENERAL

     The CONTRACTOR will provide to Enrollees under this Contract, directly or through arrangements with subcontractors, all Medically Necessary Covered Services described in Attachment C as promptly and continuously as is consistent with generally accepted standards of medical practice. The CONTRACTOR provider will follow generally accepted standards of medical care in diagnosing Enrollees who request services from the CONTRACTOR.

B.   PROVIDER SERVICES FUNCTION

     The CONTRACTOR must operate a Provider Services function during regular business hours. At a minimum, Provider Services staff must be responsible for the following:

     1. Training, including ongoing training, of network providers and subcontracting providers in Medicaid rules and regulations that will enable providers to appropriately provide services to Enrollees;

     2. Assisting providers to verify whether an individual is enrolled with the MCO;

     3. Assisting providers with prior authorization and referral protocols;

     4.   Assisting providers with claims payment procedures;

     5. Fielding and responding to provider questions and complaints and grievances.

C.   SCOPE OF SERVICES

     1.   UNDERWRITING RISK

          In consideration of the premiums paid by the DEPARTMENT, the CONTRACTOR will, for all Enrollees, assume underwriting risk for Covered Services in Attachment C.

     2.   RESPONSIBLE FOR ALL BENEFITS IN ATTACHMENT C (COVERED SERVICES)

          Except as otherwise provided for cases of Emergency Services, the CONTRACTOR has the exclusive right and responsibility to arrange for all benefits listed in Attachment C. The CONTRACTOR is responsible for payment of Emergency Services 24 hours a day and 7 days a week whether the service was provided by a network or out-of-network provider and whether the service was provided in or out of the CONTRACTOR's Service Area.

     3.   CHANGES TO BENEFITS

          Amendments, revisions, or additions to the State Plan or to State or Federal regulations, guidelines, or policies and court or administrative orders will, insofar as they affect the scope or nature of benefits available to Enrollees, be amendments to the Covered

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          Services under Attachment C. The DEPARTMENT will notify the
          CONTRACTOR, in writing, of any such changes and their effective date. Rate adjustments, when appropriate, will be negotiated between the DEPARTMENT and the CONTRACTOR.

D.   SUBCONTRACTS

     1.   NO DISCRIMINATION BASED ON LICENSE OR CERTIFICATION

          The CONTRACTOR shall not discriminate against providers with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of that provider's license or certification under applicable State law solely on the basis of the provider's license or certification.

     2.   ANY COVERED SERVICE MAY BE SUBCONTRACTED.

          Any Covered Service may be subcontracted. All subcontracts will be in writing and will include the general requirements of this Contract that are appropriate to the service or activity including confidentiality requirements and will assure that all duties of the CONTRACTOR under this Contract are performed. No subcontract terminates the legal responsibility of the CONTRACTOR to the DEPARTMENT to assure that all activities under this Contract are carried out. The CONTRACTOR will make all subcontracts available upon request.

     3.   NO PROVISIONS TO REDUCE OR LIMIT MEDICALLY NECESSARY SERVICES

          The CONTRACTOR will ensure that subcontractors abide by the requirements of Section 1128(b) of the Social Security Act prohibiting the CONTRACTOR and other such providers from making payments directly or indirectly to a physician or other provider as an inducement to reduce or limit Medically Necessary services provided to Enrollees.

     4.   REQUIREMENT OF 60 DAYS WRITTEN NOTICE PRIOR TO TERMINATION OF
          CONTRACT

          All subcontracts and agreements will include a provision stating that if either party (the subcontractor or CONTRACTOR) wishes to terminate the subcontract or agreement, whichever party initiates the termination will give the other party written notice of termination at least 60 calendar days prior to the effective termination date. The CONTRACTOR will notify the DEPARTMENT of the termination on the same day that the CONTRACTOR either initiates termination or receives the notice of termination from the subcontractor.

     5.   COMPLIANCE WITH CONTRACTOR'S QUALITY ASSURANCE PLAN

          All CONTRACTOR providers must be aware of the CONTRACTOR's Quality Assurance Plan and activities. All subcontracts with the CONTRACTOR must include a requirement securing cooperation with the CONTRACTOR's Quality Assurance Plan and activities and must allow the CONTRACTOR access to the subcontractor's medical records of its Enrollees.

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     6.   UNIQUE IDENTIFIER REQUIRED

          All physicians who provide services under this Contract must have a unique identifier in accordance with the system established under section 1173(b) of the Social Security Act and in accordance with the Health Insurance Portability and Accountability Act.

     7.   PAYMENT OF PROVIDER CLAIMS

          The CONTRACTOR must pay its participating providers and subcontractors on a timely basis consistent with the claims payment procedures described in section 1902(a)(37)(A) of the Social Security Act and the implementing Federal regulation at 42 CFR 447.45, unless the health care provider and the Health Plan agree to an alternate payment schedule. The Contractor must ensure that 90 percent of claims for payment (for which no further written information or substantiation is required in order to make payment) made for Covered Services and furnished by subcontracting providers are paid within 30 days of receipt of such claims and that 99 percent of such claims are paid within 90 days of the date of receipt of such claims.

E.   CLARIFICATION OF COVERED SERVICES

     1.   EMERGENCY SERVICES

          a.   IN GENERAL

               The Health Plan must provide coverage for Emergency Services without regard to prior authorizations or the emergency care provider's contractual relationship with the MCO. MCOs must inform their enrollees that access to emergency services is not restricted and that if an enrollee experiences a medical emergency, he or she may obtain services from a non-plan physician or other qualified provider, without penalty. However, the MCO may require the enrollee to notify the MCO within a specified time after the Enrollee's condition is stabilized, and may require the enrollee to obtain prior authorization for any follow-up care delivered pursuant to the emergency. The CONTRACTOR must comply with Medicare guidelines for post-stabilization of care.

               The CONTRACTOR must pay for services where the presenting symptoms are of sufficient severity that a person with average knowledge of health and medicine would reasonably expect the absence of immediate medical attention to result in (I) placing the health of the individual (or, with respect to a pregnant woman, the health of a woman or her unborn child) in serious jeopardy; serious impairment to bodily functions; or serious dysfunction of any bodily organ or part.

               The CONTRACTOR may not retroactively deny a claim for an emergency screening examination because the condition, which appeared to be an emergency medical condition under the prudent layperson standard, turned out to be non-emergency in nature.

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          b.   DETERMINING LIABILITY FOR EMERGENCY SERVICES

               1)   Presence of a clinical emergency

                    If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition exists, the CONTRACTOR must pay for both the services involved in the screening examination and the services required to stabilize the Enrollee.

               2) Emergency services continue until the Enrollee can be safely discharged or transferred

                    The CONTRACTOR must pay for all emergency services that are Medically Necessary until the clinical emergency is stabilized. This includes all treatment that may be necessary to assure, within reasonable medical probability, that no material deterioration of the Enrollee's condition is likely to result from, or occur during, discharge of the Enrollee or transfer of the Enrollee to another facility. If there is a disagreement between a hospital and the CONTRACTOR concerning whether the Enrollee is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgement of the attending physician(s) actually caring for the Enrollee at the treating facility prevails and is binding on the CONTRACTOR. The CONTRACTOR may establish arrangements with hospitals whereby the CONTRACTOR may send one of its own physicians with appropriate ER privileges to assume the attending physician's responsibilities to stabilize, treat, and transfer the Enrollee.

               3)   Absence of a clinical emergency

                    If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition did not exist, then the determining factor for payment liability should be whether the Enrollee had acute symptoms of sufficient severity at the time of presentation. In these cases, the CONTRACTOR must review the presenting symptoms of the Enrollee and must pay for all services involved in the screening examination where the presenting symptoms (including severe pain) were of sufficient severity to have warranted emergency attention under the prudent layperson standard.

               4)   Referrals

                    When an Enrollee's Primary Care Physician or other plan representative instructs the Enrollee to seek emergency care in or out of network, the CONTRACTOR is responsible for payment of the medical screening examination and for other Medically Necessary emergency services, without regard to whether the Enrollee meets the prudent layperson standard.

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          c.   CO-PAYMENTS

               The CONTRACTOR may impose a co-payment of $6.00 (or the amount Medicaid imposes on fee-for-service Medicaid clients) on Enrollees for non-emergency use of the emergency room and who are not exempt from being charged a co-payment. Those Enrollees who are exempt from liability for a co-payment are children under the age of 18 and women who are pregnant.

     2.   CARE PROVIDED IN SKILLED NURSING FACILITIES

          a.   IN GENERAL: STAYS LASTING 30 DAYS OR LESS

               The CONTRACTOR may provide long term care for Enrollees in skilled nursing facilities and then reimburse such facilities when the plan of care includes a prognosis of recovery and discharge within 30 days. It is the responsibility of a CONTRACTOR physician to make the determination if the patient will require the services of a nursing facility for fewer or greater than 30 days.

          b.   PROCESS FOR STAYS LONGER THAN 30 DAYS

               When the prognosis of an Enrollee indicates that long term care greater than 30 days will be required, the following process will occur:

               1) The CONTRACTOR will notify the Enrollee, hospital discharge planner, and nursing facility that the CONTRACTOR will not be responsible for the services provided for the Enrollee during the stay at the skilled nursing facility.

               2) The CONTRACTOR will notify the DHCF, Bureau of Managed Health Care, of this determination to suspend premium payment for that Enrollee.

               3) If the CONTRACTOR incurs expenses, the Bureau of Managed Health Care will determine if the CONTRACTOR will retain the premium for the month during which the Enrollee is admitted to the skilled nursing facility. If the CONTRACTOR does not incur expenses during the month in which the Enrollee is admitted to a skilled nursing facility, the Bureau of Managed Health Care will retract from the CONTRACTOR the premium for that Enrollee.

               4) Retraction of the premium payment will be subject to "3" above, but the Eligibility Transmission will indicate the non-payment on the first day of the month following the prognosis determination of greater than 30 days.
               5) Premium payment to the CONTRACTOR will recommence beginning the first full month that the Enrollee is no longer residing in the nursing facility.

                                  Page l6 of 52

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          c.   PROCESS FOR STAYS LESS THAN 30 DAYS

               When the prognosis of skilled nursing facility services is anticipated to be less than 30 days, but during the 30-day period the CONTRACTOR determines that the Enrollee will require skilled nursing facility services for greater than 30 days, the following process will be in effect:

               1) The CONTRACTOR will notify the nursing facility that a determination has been made that the Enrollee will require services for more than 30 days.

               2) The CONTRACTOR will notify the DHCF, Bureau of Managed Health Care, of the determination that the Enrollee will require services in a nursing facility for more than 30 days.

               3) If the CONTRACTOR incurs expenses for the Enrollee, the Bureau of Managed Health Care will determine if the CONTRACTOR will retain the premium for the month during which the change in status was determined. If the CONTRACTOR does not incur expenses during the month in which the change in status is determined, the Bureau of Managed Health Care will retract from the CONTRACTOR the premium for that Enrollee.

               4) Retraction of the premium payment will be subject to "3" above, but the Recipient Subsystem will indicate the non-payment on the first day of the month following the prognosis determination of more than 30 days.

               5) The CONTRACTOR will be responsible for payment for three working days after the CONTRACTOR has notified the nursing facility that skilled nursing care will be required for more than 30 days.

               6) Premium payment to the CONTRACTOR will recommence beginning the first full month that the recipient is no longer residing in the nursing facility.

     3.   ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

          a.   IN GENERAL

               The CONTRACTOR will ensure there is access to all Medically Necessary Covered Services to meet the health needs of Enrollees with special health care needs. Individuals with special health care needs are those who have or are at increased risk for chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond that required by adults and children generally. Such health conditions limit physical functioning, activities of daily living, or social role in comparison to age peers.

                                  Page 17 of 52

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          b.   IDENTIFICATION

               The CONTRACTOR will identify Enrollees with special health care needs using a process at the initial contact made by the CONTRACTOR Representative to educate the client and will offer the client care coordination or case management services. Care coordination services are services to assist the client in obtaining Medically Necessary Covered Services from the CONTRACTOR or another entity if the medical service is not covered under the Contract.

          c.   CHOOSING A PRIMARY CARE PROVIDER

               The CONTRACTOR will have a mechanism to inform care givers and, when appropriate, Enrollees with special health care needs about primary care providers who have training in caring for such Enrollees so that an informed selection of a provider can be made. The CONTRACTOR will have primary care providers with skills and experience to meet the needs of Enrollees with special health care needs. The CONTRACTOR will allow an appropriate specialist to be the primary care provider but only if the specialist has the skills to monitor the Enrollee's preventive and primary care services.

          d.   REFERRALS AND ACCESS TO SPECIALTY PROVIDERS

               The CONTRACTOR will ensure there is access to appropriate specialty providers to provide Medically Necessary Covered Services for adults and children with special health care needs. If the CONTRACTOR does not employ or contract with a specialty provider to treat a special health care condition at the time the Enrollee needs such Covered Services, the CONTRACTOR will have a process to allow the Enrollee to receive Covered Services from a qualified specialist who may not be affiliated with the CONTRACTOR. The CONTRACTOR will reimburse the specialist for such care at no less than Medicaid's rate for the service when the service is rendered. The process for requesting specialist's care will be clearly described by the CONTRACTOR and explained to each Enrollee during the initial contact with the Enrollee.

               If the CONTRACTOR restricts the number of referrals to specialists, the CONTRACTOR will not penalize those providers who make such referrals for Enrollees with special health care needs.

          e.   SURVEY OF ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

               At least bi-annually, the CONTRACTOR, in conjunction with the DEPARTMENT, will survey a sample of Enrollees with special health care needs using a national consumer assessment questionnaire, to evaluate their perceptions of services they have received. The survey process, including the survey instrument, will be a standardized and developed collaboratively between the DEPARTMENT and all contracting MCOs. The DEPARTMENT will analyze the results of the surveys. The results and analysis of the surveys will be reviewed by the CONTRACTOR's quality assurance committee for action.

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          f.   COLLABORATION WITH OTHER PROGRAMS

               If the individual with special health care needs is enrolled in the Prepaid Mental Health Plan or is enrolled in any of the Medicaid home and community-based waiver programs and is receiving case management services through that program, or is covered by one of the other Medicaid targeted case management programs, the CONTRACTOR care coordinator will collaborate with the appropriate program person, i.e., the targeted case manager, etc., for that program once the program person has contacted the CONTRACTOR care coordinator. When necessary, the CONTRACTOR care coordinator will make an effort to contact the program person of those Enrollees who have medical needs that require such coordination.

          g.   REQUIRED ELEMENTS OF A CASE MANAGEMENT SYSTEM

               A case management system includes but is not limited to:

               1) procedures and the capacity to implement the provision of individual needs assessment including the screening for special needs (e.g. mental health, high risk health problems, functional problems, language or comprehension barriers); the development of an individual treatment plan as necessary based on the needs assessment; the establishment of treatment objectives, treatment follow-up, the monitoring of outcomes, and a process to ensure that treatment plans are revised as necessary. These procedures will be designed to accommodate the specific cultural and linguistic needs of the Enrollee;

               2) procedures designed to address those Enrollees, including children with special health care needs, who may require services from multiple providers, facilities and agencies and require complex coordination of benefits and services, including social services and other community resources;

               3) a strategy to ensure that all Enrollees and/or authorized Family Members or guardians are involved in treatment planning and consent to the medical treatment;

               4) procedures and criteria for making referrals and coordinating care by specialists and sub-specialists that will promote continuity as well as cost-effectiveness of care; and

               5) procedures to provide continuity of care for new Enrollees to prevent disruption in the provision of Covered Services that include, but are not limited to, appropriate case management staff able to evaluate and handle individual case transition and care planning, internal mechanisms to evaluate plan networks and special case needs.

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          h.   HOSPICE

               If an Enrollee is receiving hospice services at the time of enrollment in the MCO or if the Enrollee is already enrolled in the MCO and has less than six months to live, the Enrollee will be offered hospice services or the continuation of hospice services if he or she is already receiving such services prior to enrollment in the MCO.

     4.   INPATIENT HOSPITAL SERVICES

          If a CONTRACTOR provider admits an Enrollee for inpatient hospital care, the CONTRACTOR has the responsibility for all services needed by the Enrollee during the hospital stay that are ordered by the CONTRACTOR provider. Needed services include but are not limited to diagnostic tests, pharmacy, and physician services, including services provided by psychiatrists. If diagnostic tests conducted during the inpatient stay reveal that the Enrollee's condition is outside the scope of the CONTRACTOR's responsibility, the CONTRACTOR remains responsible for the Enrollee until the Enrollee is discharged or until responsibility is transferred to another appropriate entity and the appropriate entity agrees to take financial responsibility, including negotiating a payment for services. If the Enrollee is discharged and needs further services, the admitting CONTRACTOR will coordinate with the other appropriate entity to ensure continued care is provided. The CONTRACTOR and appropriate entity will work cooperatively in the best interest of the Enrollee. The appropriate entity includes, but is not limited to, a Prepaid Mental Health Plan or another MCO.

     5.   MATERNITY STAYS

          a.   THE NEWBORNS' AND MOTHERS' HEALTH PROTECTION ACT (NMHPA)

               The CONTRACTOR must meet the requirements of the Newborns' and Mothers' Health Protection Act (NMHPA). The CONTRACTOR must record early discharge information for monitoring, quality, and improvement purposes. The CONTRACTOR will ensure that coverage is provided with respect to a mother who is an Enrollee and her newborn child for a minimum of 48 hours of inpatient care following a normal vaginal delivery, and a minimum of 96 hours of inpatient care following a caesarean section, without requiring the attending provider to obtain authorization from the CONTRACTOR in order to keep a mother and her newborn child in the inpatient setting for such period of time.

          b.   EARLY DISCHARGES

               Notwithstanding the prior sentence, the CONTRACTOR will not be required to provide coverage for post-delivery inpatient care for a mother who is an Enrollee and her newborn child during such period of time if (1) a decision to discharge the mother and her newborn child prior to the expiration of such period is made by the attending provider in consultation with the mother; and (2) the CONTRACTOR provides coverage for timely post-delivery follow-up care.

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          c.   POST-DELIVERY CARE

               Post-delivery care will be provided to a mother and her newborn child by a registered nurse, physician, nurse practitioner, nurse midwife or physician assistant experienced in maternal and child health in (1) the home, a provider's office, a hospital, a federally qualified health center, a federally qualified rural health clinic, or a State health department maternity clinic; or
               (2) another setting determined appropriate under regulations promulgated by the Secretary of Health and Human Services, (including a birthing center or an intermediate care facility); except that such coverage will ensure that the mother has the option to be provided with such care in the home.

          d.   TIMELY POST-DELIVERY CARE

               "Timely post-delivery care" means health care that is provided
               (1) following the discharge of a mother and her newborn child from the inpatient setting; and (2) in a manner that meets the health needs of the mother and her newborn child, that provides for the appropriate monitoring of the conditions of the mother and child, and that occurs within the 24 to 72 hour period immediately following discharge.

     6.   CHILDREN IN CUSTODY OF THE DEPARTMENT OF HUMAN SERVICES

          a.   IN GENERAL

               The CONTRACTOR will work with the Division of Child and Family Services (DCFS) or the Division of Youth Corrections (DYC) in the Department of Human Services (DHS) to ensure systems are in place to meet the health needs of children in custody of the Department of Human Services. The CONTRACTOR will ensure these children receive timely access to appointments through coordination with DCFS or DYC. The CONTRACTOR must have available providers who have experience and training in abuse and neglect issues.

               The CONTRACTOR or subcontracting provider will make every reasonable effort to ensure that a child who is in custody of the Department of Human Services may continue to use the medical provider with whom the child has an established professional relationship when the medical provider is part of the CONTRACTOR's network. The CONTRACTOR will facilitate timely appointments with the provider of record to ensure continuity of care for the child.

               While it is the CONTRACTOR's responsibility to ensure Enrollees who are children in custody of DHS have access to needed services, DHS personnel are primarily responsible to assist children in custody in arranging for and getting to medical appointments and evaluations with the CONTRACTOR's network of providers. DHS staff are primarily responsible for contacting the CONTRACTOR to coordinate care for children in custody and informing the

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               CONTRACTOR of the special health care needs of these Enrollees.
               The Fostering Healthy Children staff may assist the DHS staff in performing these functions by communicating with the CONTRACTOR.

          b.   SCHEDULE OF VISITS

               1)   Where physical and/or sexual abuse is suspected

                    In cases where the child protection worker suspects physical and/or sexual abuse the CONTRACTOR will ensure that the child has access to an appropriate examination within 24 hours of notification that the child was removed from the home. If the CONTRACTOR cannot provide an appropriate examination, the CONTRACTOR will ensure the child has access to a provider who can provide an appropriate examination within the 24 hour period.

               2)   All other cases

                    In all other cases, the CONTRACTOR will ensure that the child has access to an initial health screening within five calendar days of notification that the child was removed from the home. The CONTRACTOR will ensure this exam identifies any health problems that might determine the selection of a suitable placement, or require immediate attention.

               3)   CHEC exams

                    In all cases, the CONTRACTOR will ensure that the child has access to a Child Health Evaluation and Care (CHEC) screening within 30 calendar days of notification that the child was removed from the home. Whenever possible, the CHEC screening should be completed within the five-day time frame. Additionally, the CONTRACTOR will ensure the child has access to a CHEC screening according to the CHEC periodicity schedule until age six, then annually thereafter.

     7.   ORGAN TRANSPLANTATIONS

          a.   IN GENERAL

               All organ transplantation services are the responsibility of the CONTRACTOR for all Enrollees in accordance with the criteria set forth in Rule R414-10A of the Utah Administrative Code, unless amended under the provisions of Attachment B, Article IV (Benefits), Section C, Subsection 3 of this Contract. The DEPARTMENT's criteria will be provided to the CONTRACTOR.

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          b.   SPECIFIC ORGAN TRANSPLANTATIONS COVERED

               The following transplantations are covered under Rule R414-10A:
               Kidney, liver, cornea, bone marrow, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, combination liver/kidney, multi visceral, and combination liver/small bowel.

          c.   PSYCHOSOCIAL ASSESSMENT REQUIRED

               Medicaid requires that Medicaid eligibles who have applied for organ transplantations undergo a psychosocial assessment to assist in determining the Enrollees'/families' mental stability, commitment and potential to be compliant with the treatment and follow-up care that will go on for the rest of the Enrollee's life. This psychosocial evaluation is a Covered Service under this Contract.

               If a request is made for a transplantation not listed above, the CONTRACTOR will contact the DEPARTMENT. Such requests will be addressed as set forth in R414-10A-23.

          d.   OUT-OF-STATE TRANSPLANTATIONS

               When the CONTRACTOR arranges the transplantation to be performed out-of-state, the CONTRACTOR is responsible for coverage of food, lodging, transportation and airfare expenses for the Enrollee and attendant. The CONTRACTOR will follow, at a minimum, the DEPARTMENT's criteria for coverage of food, lodging, transportation and airfare expenses.

     8.   MENTAL HEALTH SERVICES

          When an Enrollee presents with a possible mental health condition to his or her CONTRACTOR primary care physician, it is the responsibility of the primary care provider to determine whether the Enrollee should be referred to a psychologist, pediatric specialist, psychiatrist, neurologist, or other specialist. Mental health conditions may be handled by the CONTRACTOR primary care provider and referred to the Enrollee's Prepaid Mental Health Plan when more specialized services are required for the Enrollee. CONTRACTOR primary care providers may seek consultation from the Prepaid Mental Health Plan when the primary care provider chooses to manage the Enrollee's symptoms.

          An independent panel comprised of specialists appropriate to the concern will be established by the DEPARTMENT with representative from the CONTRACTOR and Prepaid Mental Health Plan to adjudicate disputes regarding which entity (the CONTRACTOR or Prepaid Mental Health Plan) is responsible for payment and/or treatment of a condition. The panel will be convened on a case-by-case basis. The CONTRACTOR and Prepaid Mental Health Plan will adhere to the final decision of the panel.

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     9.   DEVELOPMENTAL AND ORGANIC DISORDERS

          a.   COVERED SERVICES FOR CHILD ENROLLEES THROUGH AGE 20

               1) The CONTRACTOR is responsible for all inpatient and physician outpatient Covered Services for child Enrollees with developmental (ICD-9 codes 299 through 299.8 and 317 through 319.9) or organic diagnoses (ICD-9 codes 290 through
                    294.9 and 310 through 310.9) including, but not limited to, diagnostic work-ups and other medical care such as medication management services related to the developmental or organic disorder.

               2) The CONTRACTOR is responsible for all psychological evaluations and testing including neuropsychological evaluations and testing for child Enrollees with developmental or organic disorders such as brain tumors, brain injuries, and seizure disorders.

          b.   COVERED SERVICES FOR ADULT ENROLLEES AGE 21 AND OLDER

               The CONTRACTOR is responsible for all inpatient and physician outpatient Covered Services for adult Enrollees with developmental (ICD-9 codes 299 through 299.8 and 317 through 319.9) and organic diagnoses (ICD-9 codes 290 through 294.9 and 310 through 310.9) including diagnostic work-ups and other medical care such as medication management services related to the developmental or organic disorder.

          c.   NON-COVERED SERVICES

               1) Psychological evaluations and testing including neuropsychological evaluations and testing for adult Enrollees is not the responsibility of the CONTRACTOR.

               2) Habilitative and behavioral management services are not the responsibility of the CONTRACTOR. If habilitative services are required, the Enrollee should be referred to the Division of Services for People with Disabilities
                    (DSPD), the school system, the Early Intervention Program, or similar support program or agency. The enrollee should also be referred to DSPD for consideration of other benefits and programs that may be available through DSPD. Habilitative services are defined in Section 1915(c)(5)(a) of the Social Security Act as "services designed to assist individuals in acquiring, retaining and improving the self-help, socialization and adaptive skills necessary to reside successfully in home and community based settings."

          d.   RESPONSIBILITY OF THE PREPAID MENTAL HEALTH PLAN

               The Prepaid Mental Health Plan is responsible for needed mental health services to individuals with an organic and a psychiatric diagnosis or with a developmental and a psychiatric diagnosis..

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     10.  OUT-OF-STATE ACCESSORY SERVICES

          When the CONTRACTOR arranges a Covered Service to be performed out-of-state, the CONTRACTOR is responsible for coverage of airfare, food and lodging for the Enrollee and one attendant during the stay at the out-of-state facility and ground transportation costs to and from the medical facility at which the Enrollee is receiving services are also the responsibility of the CONTRACTOR. The CONTRACTOR will follow, at a minimum, the DEPARTMENT's criteria for coverage of food, lodging, transportation, and airfare expenses.

     11.  NON-CONTRACTOR PRIOR AUTHORIZATIONS

          a.   PRIOR AUTHORIZATIONS - GENERAL

               The CONTRACTOR shall honor prior authorizations for organ transplantations and any other ongoing services initiated by the DEPARTMENT while the Enrollee was covered under Medicaid fee-for-service until the Enrollee is evaluated by the CONTRACTOR and a new plan of care is established.

          b.   WHEN THE CONTRACTOR HAS NOT AUTHORIZED THE SERVICE

               For services that require a prior authorization, the CONTRACTOR will pay the provider of the service at the Medicaid rate, if the following conditions are met:

               1) the servicing provider is not a participating provider under contract with the CONTRACTOR; and

               2) the DEPARTMENT issued a prior authorization for an Enrollee to the servicing provider approving payment of the service; and

               3) the servicing provider has completed the CONTRACTOR's hearing process without resolution of the claim, and has requested a hearing with the State Formal Hearings Unit requesting payment for the services rendered: and

               4) in the hearing process it is determined that service rendered was a Medically Necessary service covered under this Contract, and that the CONTRACTOR will be responsible for payment of the claim.

               The CONTRACTOR may elect to have payment of the servicing provider's claim made through the DEPARTMENT's MMIS system, with an equal reduction in the payments made to the CONTRACTOR

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F.   CLARIFICATION OF PAYMENT RESPONSIBILITIES

     1. COVERED SERVICES RECEIVED OUTSIDE CONTRACTOR'S NETWORK BUT PAID BY CONTRACTOR

          The CONTRACTOR will not be required to pay for Covered Services, defined in Attachment C, which the Enrollee receives from sources outside The CONTRACTOR's network, not arranged for and not authorized by the CONTRACTOR except as follows:

          a.   Emergency Services;

          b. Court ordered services that are Covered Services defined in Attachment C and which have been coordinated with the CONTRACTOR; or

          c. Cases where the Enrollee demonstrates that such services are Medically Necessary Covered Services and were unavailable from the CONTRACTOR.

     2.   WHEN COVERED SERVICES ARE NOT THE CONTRACTOR'S RESPONSIBILITY

          a. The CONTRACTOR is not responsible for payment when family planning services are obtained by an Enrollee from sources other than the CONTRACTOR.

          b. The CONTRACTOR will not be required to provide, arrange for, or pay for Covered Services to Enrollees whose illness or injury results directly from a catastrophic occurrence or disaster, including, but not limited to, earthquakes or acts of war. The effective date of excluding such Covered Services will be the date specified by the Federal Government or the State of Utah that a Federal or State emergency exists or disaster has occurred.

     3.   THE DEPARTMENT'S RESPONSIBILITY

          Except as described in Attachment F (Rates and Rate-Related Terms) of this Contract, the DEPARTMENT will not be required to pay for any Covered Services under Attachment C which the Enrollee received from any sources outside the CONTRACTOR except for family planning services.

     4. COVERED SERVICES PROVIDED BY THE DEPARTMENT OF HEALTH, DIVISION OF COMMUNITY AND FAMILY HEALTH SERVICES

          For Enrollees who qualify for special services offered by or through the Department of Health, Division of Community and Family Health Services (DCFHS), the CONTRACTOR agrees to reimburse DCFHS at the standard Medicaid rate in effect at the time of service for one outpatient team evaluation and one follow-up visit for each Enrollee upon each instance that the Enrollee both becomes Medicaid eligible and selects the CONTRACTOR as its provider. The CONTRACTOR agrees to waive any prior authorization requirement for one outpatient team evaluation and one follow-up visit. The services provided in the outpatient team evaluation and follow-up visit for which the CONTRACTOR will reimburse DCFHS are limited to the services that the CONTRACTOR is otherwise obligated to provide under this Contract.

          If the CONTRACTOR desires a more detailed agreement for additional services to be provided by or through DCFHS for children with special health care needs, the CONTRACTOR may subcontract with DCFHS. The CONTRACTOR agrees that the subcontract with DCFHS will acknowledge and address the specific needs of DCFHS as a government provider.

     5. ENROLLEE TRANSITION BETWEEN MCOS, OR BETWEEN FEE-FOR-SERVICE AND CONTRACTOR

          a.   INPATIENT HOSPITAL

               When an Enrollee is in an inpatient hospital setting and selects another MCO or becomes fee-for-service anytime prior to discharge from the hospital, the CONTRACTOR is financially responsible for the entire hospital stay including all services related to the hospital stay, i.e. physician, etc. The MCO in which the individual is enrolled at the time of discharge from the hospital is financially responsible for services provided during the remainder of the month when the individual was discharged. If such individual is fee-for-service at the time of discharge from the hospital, the DEPARTMENT is financially responsible for the remainder of the month when the individual was discharged. If a Medicaid eligible is in an inpatient hospital setting and selects the MCO anytime prior to discharge from the hospital, the DEPARTMENT is financially responsible for the entire hospital stay including all services related to the hospital stay, i.e. physician, etc. Enrollees who are in an inpatient hospital setting at the time the CONTRACTOR terminates this Contract and who have enrolled with another MCO are the responsibility of the receiving MCO beginning the day after the termination is effective.

          b.   HOME HEALTH SERVICES

               Medicaid clients who are under fee-for-service or are enrolled in an MCO other than this MCO and are receiving home health services from an agency not contracting with the CONTRACTOR will be transitioned to the CONTRACTOR's home health agency. The CONTRACTOR is responsible for payment, not to exceed Medicaid payment, for a period not to exceed seven calendar days, unless the CONTRACTOR and the home health agency agree to another time period in writing, after the CONTRACTOR notifies the non-participating home health agency of the change in status or the non-participating home health agency notifies the CONTRACTOR that services are being provided by its agency. The CONTRACTOR will assess the needs of the Enrollee at the time the CONTRACTOR provides the orientation to the Enrollee.

               The CONTRACTOR will include the Enrollee in developing the plan of care to be provided by the CONTRACTOR's home health agency before the transition is complete. The CONTRACTOR will address Enrollee's concerns regarding

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               Covered Services provided by the CONTRACTOR's home health agency before the new plan of care is implemented.

          c.   MEDICAL EQUIPMENT

               When medical equipment is ordered for an Enrollee by the CONTRACTOR and the Enrollee enrolls in a different MCO before receiving the equipment, the CONTRACTOR is responsible for payment for such equipment. Medical equipment includes specialized wheelchairs or attachments, prosthesis, and other equipment designed or modified for an individual client. Any attachments to the equipment, replacements, or new equipment is the responsibility of the MCO in which the client is enrolled at the time such equipment is ordered.

     6.   SURVEYS

          All surveys required under this Contract will be funded by the CONTRACTOR unless funded by another source such as the Utah Department of Health Office of Health Data Analysis. The surveys must be conducted by an independent vendor mutually agreed upon by the DEPARTMENT and CONTRACTOR. The DEPARTMENT or designee will analyze the results of the surveys. Before publishing articles, data, reports, etc. related to surveys the DEPARTMENT will provide drafts of such material to the CONTRACTOR for review and feedback. The CONTRACTOR will not be responsible for the costs incurred for such publishing by the DEPARTMENT.

                      ARTICLE V - ENROLLEE RIGHTS/SERVICES

A.   MEMBER SERVICES FUNCTION

     The CONTRACTOR must operate a Member Services function during regular business hours. Ongoing training, as necessary, shall be provided by the CONTRACTOR to ensure that the Member Services staff is conversant in the CONTRACTOR's policies and procedures as they relate to Enrollees. At a minimum, Member Services staff must be responsible for the following:

     1.   Explaining the CONTRACTOR's rules for obtaining services;

     2.   Assisting Enrollees to select or change primary care providers;

     3. Fielding and responding to Enrollee questions and complaints and grievances.

     The CONTRACTOR shall conduct ongoing assessment of its orientation staff to determine staff member's understanding of the MCO and its Medicaid managed care policies and provide training, as needed.

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B.   ENROLLEE LIABILITY

     1.   The CONTRACTOR will not hold an Enrollee liable for the following:

          a.   The debts of the CONTRACTOR if it should become insolvent.

          b. Payment for services provided by the CONTRACTOR if the CONTRACTOR has not received payment from the DEPARTMENT for the services, or if the provider, under contract with the CONTRACTOR, fails to receive payment from the CONTRACTOR.

          c. The payments to providers that furnish Covered Services under a contract or other arrangement with the CONTRACTOR that are in excess of the amount that normally would be paid by the Enrollee if the service had been received directly from the CONTRACTOR.

C.   GENERAL INFORMATION TO BE PROVIDED TO ENROLLEES

     The CONTRACTOR will make the following information available to Enrollees and potential enrollees on request:

     1. The identity, locations, qualification, and availability of participating providers (at a minimum, area of specialty, board certification, and any special areas of expertise must be available that would be helpful to individuals deciding whether to enroll with the CONTRACTOR);

     2.   The rights and responsibilities of Enrollees;

     3. The procedures available to Enrollees and providers to challenge or appeal the failure of the CONTRACTOR to cover a services; and

     4. All items and services that are available to Enrollees that are covered either directly or through a method of referral or prior authorization.

D.   ACCESS

     1.   IN GENERAL

          The CONTRACTOR shall provide the DEPARTMENT and the Health Care Financing Administration, adequate assurances that the CONTRACTOR, with respect to a service area, has the capacity to serve the expected enrollment in such service area, including assurances that the CONTRACTOR offers an appropriate range of services and access to preventive and primary care services for the population expected to enroll in such service area, and maintains a sufficient number, mix and geographic distribution of providers of services.

          The CONTRACTOR will provide services which are accessible to Enrollees and appropriate in terms of timeliness, amount, duration, and scope.

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     2.   SPECIFIC PROVISIONS

          a. ELIMINATION OF ACCESS PROBLEMS CAUSED BY GEOGRAPHIC, CULTURAL AND LANGUAGE BARRIERS AND PHYSICAL DISABILITIES

               The CONTRACTOR will minimize, with a goal to eliminate, Enrollee's access problems due to geographic, cultural and language barriers, and physical disabilities. The CONTRACTOR will provide assistance to Enrollees who have communication impediments or impairments to facilitate proper diagnosis and treatment. The CONTRACTOR must guarantee equal access to services and benefits for all Enrollees by making available interpreters, Telecommunication Devices for the Deaf (TDD), and other auxiliary aids to all Enrollees as needed. The CONTRACTOR will accommodate Enrollees with physical and other disabilities in accordance with the American Disabilities Act of 1990 (ADA), as amended. If the CONTRACTOR's facilities are not accessible to Enrollees with physical disabilities, the CONTRACTOR will provide services in other accessible locations.

          b.   INTERPRETIVE SERVICES

               The CONTRACTOR will provide interpretive services for languages on an as needed basis. These requirements will extend to both in-person and telephone communications to ensure that Enrollees are able to communicate with the CONTRACTOR and CONTRACTOR providers and receive Covered Services. Professional interpreters will be used when needed where technical, medical, or treatment information is to be discussed, or where use of a Family Member or friend as interpreter is inappropriate. A family member or friend may be used as an interpreter if this method is requested by the patient, and the use of such a person would not compromise the effectiveness of services or violate the patient's confidentiality, and the patient is advised that a free interpreter is available.

          c.   NO RESTRICTIONS OF PROVIDER'S ABILITY TO ADVISE AND
               COUNSEL

               The CONTRACTOR may not restrict a health care provider's ability to advise and counsel Enrollees about Medically Necessary treatment options. All contracting providers acting within his or her scope of practice, must be permitted to freely advise an Enrollee about his or her health status and discuss appropriate medical care or treatment for that condition or disease regardless of whether the care or treatment is a Covered Service.

          d.   WAITING TIME BENCHMARKS

               The CONTRACTOR will adopt benchmarks for waiting times for physician appointments as follows:

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               Waiting Time for Appointments

               1)   Primary Care Providers:
                    .    within 30 days for routine, non-urgent appointments
                    .    within 60 days for school physicals
                    .    within 2 days for urgent, symptomatic, but not
                         life-threatening care (care that can be treated in the doctor's office)

               2)   Specialists:
                    .    within 30 days for non-urgent
                    .    within 2 days for urgent, symptomatic, but not
                         life-threatening care (care that can be treated in a doctor's office)

               These benchmarks do not apply to appointments for regularly scheduled visits to monitor a chronic medical condition if the schedule calls for visits less frequently than once every month.

          e. NO DELAY WHILE COORDINATING COVERAGE WITH A PREPAID MENTAL HEALTH PLAN

               When an Enrollee is also enrolled in a Prepaid Mental Health Plan, the CONTRACTOR will not delay an Enrollee's access to needed services in disputes regarding responsibility for payment. Payment issues should be addressed only after needed services are rendered. As described in Attachment B, IV (Benefits), Section E (Clarification of Covered Services), Subsection 8 of this Contract, the independent panel established by the DEPARTMENT will assist in adjudicating such disputes when requested to do so by either party.

E.   CHOICE

     The CONTRACTOR must allow Enrollees the opportunity to select a participating Primary Care Provider. This excludes clients who are under the Restriction Program. If an Enrollee's Primary Care Provider ceases to participate in the CONTRACTOR's network, the CONTRACTOR must offer the Enrollee the opportunity to select a new Primary Care Provider.

F.   COORDINATION

     1.   IN GENERAL

          The CONTRACTOR will provide access to a coordinated, comprehensive and continuous array of needed services through coordination with other appropriate entities. The CONTRACTOR provider is not responsible for directly providing waiver services.

     2.   PREPAID MENTAL HEALTH PLAN

          a. When an Enrollee is also enrolled in a Prepaid Mental Health Plan, the CONTRACTOR and Prepaid Mental Health Plan will share appropriate information regarding the Enrollee's health care to ensure coordination of physical and mental health care services.

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          b.   Clients enrolled in the MCO and a Prepaid Mental Health Plan who due to a psychiatric condition require lab, radiology and similar outpatient services covered under this Contract, but prescribed by the Prepaid Mental Health Plan physician, will have access to such services in a timely fashion. The CONTRACTOR and Prepaid Mental Health Plan will reduce or eliminate unnecessary barriers that may delay the Enrollee's access to these critical services.

G.   BILLING ENROLLEES

     1.   IN GENERAL

          Except as provided herein Attachment B, Article V (Enrollee Rights/Services), Section G (Billing Enrollees), no claim for payment will be made at any time by the CONTRACTOR or CONTRACTOR provider to an Enrollee accepted by that provider as a Medicaid Enrollee for any service covered under this Contract. When a provider accepts an Enrollee as a patient he or she will look solely to third party coverage or the CONTRACTOR for reimbursement. If the provider fails to receive payment from the CONTRACTOR, the Enrollee cannot be held responsible for these payments.

     2.   CIRCUMSTANCES WHEN AN ENROLLEE MAY BE BILLED

          An Enrollee may in certain circumstances be billed by the CONTRACTOR provider for non-Covered Services. A non-Covered Service is one that is not covered under this Contract, or includes special features or characteristics that are desired by the Enrollee, such as more expensive eyeglass frames, hearing aids, custom wheelchairs, etc., but do not meet the Medical Necessity criteria for amount, duration, and scope as set forth in the Utah State Plan. The DEPARTMENT will specify to the CONTRACTOR the extent of Covered Services and items under the Contract, as well as services not covered under the Contract but provided by Medicaid on a fee-for-service basis that would effect the CONTRACTOR's Covered Services. An Enrollee may be billed for a service not covered under this Contract only when the following conditions are met:

          a. The CONTRACTOR has an established policy for billing all patients for services not covered by a third party. (Non-Covered Services cannot be billed only to Enrollees.)

          b. The CONTRACTOR will inform Enrollees of its policy and the services and items that are non covered under this Contract and include this information in the Enrollee's member handbook.

          c. The CONTRACTOR provider will advise the Enrollee prior to rendering the service that the service is not covered under this Contract and that the Enrollee will be personally responsible for making payment.
          d. The Enrollee agrees to be personally responsible for the payment and an agreement is made in writing between the CONTRACTOR provider and the Enrollee which details the service and the amount to be paid by the Enrollee.

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     3.   CONTRACTOR MAY NOT HOLD ENROLLEE'S MEDICAID CARD

          The CONTRACTOR or CONTRACTOR provider will not hold the Enrollee's Medicaid card as guarantee of payment by the Enrollee, nor may any other restrictions be placed upon the Enrollee.

     4.   CRIMINAL PENALTIES

          Criminal penalties shall be imposed on MCO providers as authorized under section 1128B(d)(l)of the Social Security Act if the provider knowingly and willfully charges an Enrollee at a rate other than those allowed under this Contract.

                        ARTICLE VI - GRIEVANCE PROCEDURES

A.   IN GENERAL

     The CONTRACTOR will maintain a system for reviewing and adjudicating complaints and grievances by Enrollees, and providers. The CONTRACTOR's complaint and grievance procedures must permit an Enrollee, or provider on behalf of an Enrollee, to challenge the denials of coverage of medical assistance or denials of payment for Covered Services. The CONTRACTOR will submit such grievance plans and procedures to the DEPARTMENT for approval prior to instituting or changing such procedures. Such procedures will provide for expeditious resolution of complaints and grievances by the CONTRACTOR's personnel who have authority to correct problems.

B.   NONDISCRIMINATION

     The Contractor shall designate a nondiscrimination coordinator who will 1) ensure the Contractor complies with Federal Laws and Regulations regarding nondiscrimination, and 2) take complaints and grievances from Enrollees alleging nondiscrimination violations based on race, color, national origin, disability, or age. The nondiscrimination coordinator may also handle complaints regarding the violation of other civil rights (sex and religion) as other Federal laws and Regulations protect against these forms of discrimination. The Contractor will develop and implement a written method of administration to assure that the Contractor's programs, activities, services, and benefits are equally available to all persons without regard to race, color, national origin, disability, or age.

C.   MINIMUM REQUIREMENTS OF GRIEVANCE PROCEDURES

     1.   Definitions of complaints and grievance;
     2. Details of how, when, where and with whom an Enrollee or provider may file a grievance;
     3. Assurances of the participation of individuals with authority to take corrective action;
     4. Responsibilities of the various components and staff of the organization;
     5. Description of the process for timely review, prompt (45 days) resolution of complaints and grievances;
     6.   Details of an appeal process; and

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     7.   Provision stating that during the pendency of any grievance procedure or an appeal of such grievances, the Enrollee will remain enrolled except as otherwise stated in this Contract.

D.   FINAL REVIEW BY DEPARTMENT

     When an Enrollee or provider has exhausted the CONTRACTOR's grievance process and a final decision has been made, the CONTRACTOR must provide written notification to the party who initiated the grievance of the grievance's outcome and explain in clear terms a detailed reason for the denial.

     The CONTRACTOR must provide notification to Enrollees and providers that the final decision of the CONTRACTOR may be appealed to the DEPARTMENT and will give to the Enrollee or provider the DEPARTMENT's form to request a formal hearing with the DEPARTMENT. The MCO must inform the Enrollee or provider the time frame for filing an appeal with the DEPARTMENT. The formal hearing with the DEPARTMENT is a de novo hearing. If the Enrollee or provider request a formal hearing with the DEPARTMENT, all parties to the formal hearing agree to be bound by the DEPARTMENT's decision until any judicial reviews are completed and are in the Enrollee's or provider's favor. Any decision made by the DEPARTMENT pursuant to the hearing shall be subject to appeal rights as provided by State and Federal laws and rules.

                        ARTICLE VII - OTHER REQUIREMENTS

A.   COMPLIANCE WITH PUBLIC HEALTH SERVICE ACT

     The CONTRACTOR will comply with all requirements of Section 1301 to and including 1318 of the Public Health Service Act. The CONTRACTOR will provide verification of such compliance to the DEPARTMENT upon the DEPARTMENT's request. This Contract is a "prospective risk" contract which means that payment is made by means of a capitation rate offered each month as reimbursement in advance for services incurred that month regardless of the level of utilization actually experienced. Nothing herein will be construed or interpreted to mean that this is a cost reimbursement contract. Cost reimbursement means payment is made by means of a settlement based on cost incurred over a given period.

B.   COMPLIANCE WITH OBRA'90 PROVISION AND 42 CFR 434.28

     The CONTRACTOR will comply with the OBRA '90 provision which requires an MCO provide patients with information regarding their rights under State law to make decisions about their health care including the right to execute a living will or to grant power of attorney to another individual.

     The CONTRACTOR will comply with the requirements of 42 CFR 434.28 relating to maintaining written Advance Directives as outlined under Subpart I of
     489.100 through 489.102.

C.   FRAUD AND ABUSE REQUIREMENTS

     The CONTRACTOR agrees to abide by Federal and/or State fraud and abuse requirements including, but not limited to, the following:

     1. Refer in writing to the DEPARTMENT all detected incidents of potential fraud or abuse on the part of providers of services to Enrollees or to other patients.

     2. Refer in writing to the DEPARTMENT all detected incidents of patient fraud or abuse involving Covered Services provided which are paid for in whole, or in part, by the DEPARTMENT.

     3. Refer in writing to the DEPARTMENT the names and Medicaid ID numbers of those Enrollees that the CONTRACTOR suspects of inappropriate utilization of services, and the nature of the suspected inappropriate utilization.

     4. Inform the DEPARTMENT in writing when a provider is removed from the CONTRACTOR's panel for reasons relating to suspected fraud, abuse or quality of care concerns.

     5. The CONTRACTOR may not employ or subcontract with any sanctioned provider. The DEPARTMENT will inform the CONTRACTOR of any provider sanctioned by Medicaid or Medicare.

          The CONTRACTOR may not employ or subcontract with any provider who is an ineligible entity as defined under the State Medicaid Manual
          Section 2086.16. This section is available upon request. The CONTRACTOR will attest that the entities listed below are not involved with the CONTRACTOR. Ineligible organizations can be included in the following categories as referenced in the Social Security Act (the
          Act):

          a. Entities which could be excluded under section 1128(b)(8) of the Act--these are entities in which a person who is an officer, director, agent, or managing employee of the entity, or a person who has a direct or indirect ownership or control interest of 5% or more in the entity and has been convicted of the following crimes:

               1) any criminal offense related to the delivery of a Medicare or Medicaid item or service (see section 1128(a)(l) of the Act);

               2)   patient abuse (section 1128(a)(2));

               3)   fraud (1128(b)(l));

               4)   obstruction of an investigation (1128(b)(2)); or

               5)   offenses related to controlled substances (1128(b)(3)).

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          b.   Entities which have a direct or indirect substantial
               contractual relationship with an individual or entity listed in subsection "a" above-- a substantial contractual relationship is defined as any contractual relationship which provides for one or more of the following:

               1) the administration, management, or provision of medical services;

               2) the establishment of policies pertaining to the administration, management or provision of medical services; or

               3) the provision of operational support for the administration, management, or provision of medical services.

          c. Entities which employ, contract with, or contract through any individual or entity that is excluded from participation in Medicaid under Section 1128 or 1128A of the Act, for the provision of health care, utilization review, medical social work or administration services.

D.   DISCLOSURE OF OWNERSHIP AND CONTROL INFORMATION

     The CONTRACTOR agrees to meet the requirements of 42 CFR 455, Subpart B related to disclosure by the CONTRACTOR of ownership and control information.

E.   SAFEGUARDING CONFIDENTIAL INFORMATION ON ENROLLEES

     The CONTRACTOR agrees that information about Enrollees is confidential information and agrees to safeguard all confidential information and conform to the requirements set forth in 42CFR, Part 431, Subpart F as well as all other applicable Federal and State confidentiality requirements.

F.   DISCLOSURE OF PROVIDER INCENTIVE PLANS

     Per 42 CFR 417.749(a), no specific payment can be made directly or indirectly under a physician incentive plan to a physician or physician group as an inducement to reduce or limit Medically Necessary services furnished to an Enrollee.

     The CONTRACTOR may operate a physician incentive plan only if the stop-loss protection, Enrollee survey, and disclosure requirements are met. The CONTRACTOR must disclose to the DEPARTMENT the following information on provider incentive plans in sufficient detail to determine whether the incentive plan complies with the regulatory requirements. The disclosure must contain:

     1. Whether services not furnished by the physician or physician group are covered by the incentive plan. If only the services furnished by the physician or physician group are covered by the incentive plan, disclosure of other aspects of the plan need not be made.

     2.   The type of incentive arrangement (i.e., withhold, bonus, capitation).

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     3.   If the incentive plan involves a withhold or bonus, the percent of the withhold or bonus.

     4. Proof that the physician or physician group has adequate stop-loss protection, including the amount and type of stop-loss protection.

     5.   The panel size and, if patients are pooled; the method used.

     6. To the extent provided for in HCFA implementation guidelines, capitation payments paid to primary care physicians for the most recent year broken down by percent for primary care services, referral services to specialists, and hospital and other types of provider services (i.e., nursing home and home health agency) for capitated physicians or physician groups.

     7. In the case of those prepaid plans that are required to conduct beneficiary surveys, the survey results. (The Contractor must conduct a customer satisfaction of both Enrollees and disenrollees if any physicians or physicians groups contracting with the CONTRACTOR are placed at substantial financial risk for referral services. The survey must include either all current Enrollees and those who have disenrolled in the past twelve months, or a sample of these same Enrollees and disenrollees. Recognizing that different questions are asked of the disenrollees than those asked of Enrollees, the same survey cannot be used for both populations.)

     The CONTRACTOR must disclose this information to the DEPARTMENT (1) prior to approval of its contract or agreement and (2) upon the contract or agreements anniversary or renewal effective date. The CONTRACTOR must provide the capitation data required (see 6 above) for the previous contract year to the DEPARTMENT three months after the end of the contract year. The CONTRACTOR will provide to the Enrollee upon request whether the CONTRACTOR uses a physician incentive plan that affects the use of referral services, the type of incentive arrangement, whether stop-loss protection is provided, and the survey results of any enrollee/disenrollee surveys conducted.

G.   DEBARRED OR SUSPENDED INDIVIDUALS

     Under Section 1921(d)(1) of the Social Security Act, the CONTRACTOR may not knowingly have a director, officer, partner, or person with beneficial ownership of more than 5% of the CONTRACTOR's equity who has been debarred or suspended by any federal agency. The CONTRACTOR may not have an employment, consulting, or any other agreement with a debarred or suspended person for the provision of items or services that are significant and material to meeting the provisions under this Contract.

     The CONTRACTOR must certify to the DEPARTMENT that the requirements under
     Section 1921(d)(l) of the Social Security Act are met prior to the effective date of this Contract and at any time there is a change from the last such certification.

H.   HCFA CONSENT REQUIRED

     If HCFA directs the DEPARTMENT to terminate this Contract, the DEPARTMENT will not be permitted to renew this Contract without HCFA consent.

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                             ARTICLE VIII - PAYMENTS

A.   RISK CONTRACT

     This Contract is a risk contract as described in 42 CFR 447.361. Payments made to the CONTRACTOR may not exceed the cost to the DEPARTMENT of providing these same Covered Services on a fee-for-service basis, to an actuarially equivalent non-enrolled population.

B.   PAYMENT AMOUNTS

     1.   PAYMENT SCHEDULE

          On or before the 10th day of each month, the DEPARTMENT will pay to the CONTRACTOR the premiums due for each category shown for Enrollees for that month as determined by the DEPARTMENT from the Eligibility Transmission. Premiums shown in Attachment F-3 are based on rate negotiations between the CONTRACTOR and the DEPARTMENT.

     2.   CALCULATION OF PREMIUMS

          The premiums do not include payment for recoupment of any previous losses incurred by the CONTRACTOR. The premiums established in this Contract will be prospectively set so as not to exceed the cost of providing the same Covered Services to an actuarially equivalent non-enrolled Medicaid population. The actuarially set fee-for-service equivalents developed by the DEPARTMENT are prospectively determined and conform with Federal guidelines as defined in CFR 447.361.

     3.   FEDERALLY QUALIFIED HEALTH CENTERS (FQHCS)

          If the CONTRACTOR enters into a subcontract with a Federally Qualified Health Center (FQHC), the CONTRACTOR will reimburse the FQHC an amount equal to what the CONTRACTOR pays comparable providers that are not FQHCs. The FQHC may be entitled to additional reimbursement from the DEPARTMENT for the difference between CONTRACTOR payments to the FQHC and the FQHC's reasonable costs. The cost audits will be conducted by the DEPARTMENT. If the CONTRACTOR has a capitated arrangement with an FQHC, the DEPARTMENT is not responsible to either the CONTRACTOR or the FQHC for 100% of the FQHC's reasonable costs.

     4.   TIME FRAME FOR REQUEST OF DELIVERY PAYMENT

          The CONTRACTOR will submit a request for payment of the lump sum delivery amount within six months of the delivery date.

     5.   CONTRACT MAXIMUM

          In no event will the aggregate amount of payments to the Contractor exceed the Contract maximum amount. If payments to the CONTRACTOR approach or exceed the Contract amount before the renewal date of the Contract, the DEPARTMENT shall execute a

          Contract amendment to increase the Contract amount within 30 calendar days of the date the Contract amount is exceeded.

C.   MEDICARE

     1.   PAYMENT OF MEDICARE PART B PREMIUMS

          The DEPARTMENT will pay the Medicare Part B premium for each Enrollee who is on Medicare. The Enrollee will assign to the CONTRACTOR his or her Medicare reimbursement for benefits received under Medicare. The Eligibility Transmission includes and identifies those Enrollees who are covered under Medicare.

     2.   PAYMENT OF MEDICARE DEDUCTIBLE AND COINSURANCE

          The DEPARTMENT's financial obligation under this Contract for Enrollees who are covered by both Medicare and the MCO is limited to the Medicare Part B premium and the CONTRACTOR premium. The CONTRACTOR is responsible for payment of the Medicare deductible and coinsurance for Enrollees when a service is paid for by Medicare. The CONTRACTOR is responsible for payment whether or not the Medicare covered service is rendered by a CONTRACTOR provider or has been authorized by the CONTRACTOR. If a Medicare covered service is rendered by an out-of-plan Medicare provider or a non-Medicare participating provider, the CONTRACTOR is responsible to pay for no more than the Medicare authorized amount. Attachment E, Table 2, will be used to identify the total cost to the CONTRACTOR of providing care for Enrollees who are also covered by Medicare.

     3.   MUST NOT BALANCE BILL ENROLLEES

          The CONTRACTOR and CONTRACTOR provider will not Balance Bill the Enrollee and will consider the reimbursement from Medicare and from the CONTRACTOR payment in full.

D.   THIRD PARTY LIABILITY (COORDINATION OF BENEFITS)

The DEPARTMENT will provide the CONTRACTOR a monthly listing of Enrollees covered under the Buy-out Program, including the premium amount paid by the DEPARTMENT.

     1.   TPL COLLECTIONS

          The CONTRACTOR will be responsible to coordinate benefits and collect third party liability (TPL). The CONTRACTOR will keep TPL collections. The DEPARTMENT will set rates net of expected TPL collections excluding the lump sum rate set for deliveries. The rate set for deliveries is the maximum amount the DEPARTMENT will pay the CONTRACTOR for each delivery. The CONTRACTOR must attempt to collect TPL before the DEPARTMENT will reimburse the CONTRACTOR the delivery rate less TPL. The DHCF audit staff will monitor collections to ensure the CONTRACTOR is making a good faith effort to pursue TPL. The DEPARTMENT will properly account for TPL in its rate structure.

          The CONTRACTOR will provide a quarterly match of Enrollees to the CONTRACTOR's commercial insurance eligibility files. The Office of Recovery Services (ORS) will provide an electronic list of

     2.   DUPLICATION OF BENEFITS

          This provision applies when, under another health insurance plan such as a prepaid plan, insurance contract, mutual benefit association or employer's self-funded group health and welfare program, etc., an Enrollee is entitled to any benefits that would totally or partially duplicate the benefits that the CONTRACTOR is obligated to provide under this Contract. Duplication exists when (1) the CONTRACTOR has a duty to provide, arrange for or pay for the cost of Covered Services, and (2) another health insurance plan, pursuant to its own terms, has a duty to provide, arrange for or pay for the same type of Covered Services regardless of whether the duty of the CONTRACTOR is to provide the Covered Services and the duty of the other health insurance plan is only to pay for the Covered Services. Under State and Federal laws and regulations, Medicaid funds are the last dollar source and all other health insurance plans as referred to above are primarily responsible for the costs of providing Covered Services.

     3.   RECONCILIATION OF OTHER TPL

          In order to assist the CONTRACTOR in billing and collecting from other health insurance plans the DEPARTMENT will include on the Eligibility Transmission other health insurance plans of each Enrollee when it is known. The CONTRACTOR will review the Eligibility Transmission and will report to the Office of Recovery Services or the DEPARTMENT any TPL discrepancies identified within 30 working days of receipt of the Eligibility Transmission. The CONTRACTOR's report will include a listing of Enrollees that the CONTRACTOR has independently identified as being covered by another health insurance plan.

     4.   WHEN TPL IS DENIED

          On a monthly basis, the CONTRACTOR will report to the Office of Recovery Services (ORS) claims that have been billed to other health care plans but have been denied which will include the following information:

          a.   patient name and Medicaid identification number
          b.   ICD-9-CM code;
          c.   procedure codes; and
          d.   insurance company.

     5.   NOTIFICATION OF PERSONAL INJURY CASES

          The CONTRACTOR will be responsible to notify ORS of all personal injury cases, as defined by ORS and agreed to by the CONTRACTOR, no later than 30 days after the CONTRACTOR has received a "clean" claim. A clean claim is a claim that is ready to adjudicate. The following data elements will be provided by the CONTRACTOR to ORS:

          a.   patient name and Medicaid identification number
          b.   date of accident;
          c.   specific type of injury by ICD-9-CM code;
          d.   procedure codes; and
          e.   insurance company, if known.

     6.   ORS TO PURSUE COLLECTIONS

          ORS will pursue collection on all claims described in Attachment B,
          Article VIII (Payments), Section D, Subsections 4 and 5 of this Contract. The DEPARTMENT will retain, for administrative costs, one third of the collections received for the period during which medical services were provided by the CONTRACTOR, and remit the balance to the CONTRACTOR.

     7.   REBATE OF DUPLICATE PREMIUMS

          The CONTRACTOR will rebate to the DEPARTMENT on a quarterly basis any duplicate premiums paid to the CONTRACTOR for Enrollees. Payments are deemed duplicate when the CONTRACTOR receives premium both from the DEPARTMENT and from another payment source for the same Enrollee or from the DEPARTMENT and from the Medicaid Buy-out Program for the same Enrollee.

     8.   INSURANCE BUY-OUT PROGRAM

          The Insurance Buy-out Program is an optional program in which the DEPARTMENT purchases group health insurance for a recipient who is eligible for Medicaid when it is determined cost-effective for the Medicaid program to do so. The insurance buy-out process will be coordinated by the DEPARTMENT in cooperation with the Office of Recovery Services, and Medicaid eligibility workers. The following procedures regarding the buy-out program are:

          a. the CONTRACTOR will file claims against group MCOs first before claiming services against the CONTRACTOR or other MCOs.

          b. The DEPARTMENT will pay the CONTRACTOR a Medicaid premium for every buy-out Enrollee.

          c. The DEPARTMENT will provide the CONTRACTOR a monthly listing of Enrollees covered under the Buy-out Program for the upcoming month.

          d. On a quarterly basis, the Buy-out Program will bill the CONTRACTOR the lower of the Buy-out premium or the premium paid under this Contract when the Buy-out premium was paid to an entity other than the CONTRACTOR, i.e., the Buy-out premium is not a duplicate premium as defined in this Article VIII, Section D., Item 7. The CONTRACTOR will remit to the Buy-out Program the amount billed within 60 days of receipt of the Buy-out bill.

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     9.   CONTRACTOR MUST PAY PROVIDER ADMINISTRATIVE FEE FOR IMMUNIZATIONS

          When an Enrollee has third party coverage for immunizations, the CONTRACTOR will pay the provider the administrative fee for providing the immunization and not require the provider to bill the third party as a cost avoidance method. The CONTRACTOR may choose to pursue the third party amount for the administrative fee after payment has been made to the provider.

E.   THIRD PARTY RESPONSIBILITY (INCLUDING WORKER'S COMPENSATION)

     1.   CONTRACTOR TO BILL USUAL AND CUSTOMARY CHARGES

          When a third party has an obligation to pay for Covered Services provided by the CONTRACTOR to an Enrollee pursuant to this Contract, the CONTRACTOR will bill the third party for the usual and customary charges for Covered Services provided and costs incurred. Should any sum be recovered by the Enrollee or otherwise, from or on behalf of the person responsible for payment for the service, the CONTRACTOR will be paid out of such recovery for the charges for service provided and costs incurred by the CONTRACTOR.

     2.   THIRD PARTY'S OBLIGATION TO PAY FOR COVERED SERVICES

          Examples of situations where a third party has an obligation to pay for Covered Services provided by the CONTRACTOR are when (a) the Enrollee is injured by a person due to the negligent or intentional acts (or omissions) of the person; or (b) the Enrollee is eligible to receive payment through Worker's Compensation Insurance. If the Enrollee does not diligently seek such recovery, the CONTRACTOR may institute such rights that it may have.

     3.   FIRST DOLLAR COVERAGE FOR ACCIDENTS

          In addition, both parties agree that the following will apply regarding first dollar coverage for accidents: If the injured party has additional insurance, primary coverage my be given to the motor insurance effective at the time of the accident. Once the motor vehicle policy is exhausted, the CONTRACTOR will be the secondary payer and pay for all of the Enrollee's Covered Services. If medical insurance does not exist, the CONTRACTOR will be the primary payer for all Covered Services.

     4.   NOTIFICATION OF STOP-LOSS

          The CONTRACTOR will provide ORS with quarterly updates of costs incurred by the CONTRACTOR when such costs exceed Stop Loss (reinsurance) provisions as defined in the contract between TransAmerica and the CONTRACTOR.

F.   CHANGES IN COVERED SERVICES

     If Covered Services are amended under the provisions of Attachment B,
     Article IV (Benefits), Section C, Subsection 3 of this Contract, rates may be renegotiated.

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                    ARTICLE IX - RECORDS, REPORTS AND AUDITS

A.   FEDERALLY REQUIRED REPORTS

     1.   FINANCIAL DISCLOSURE REPORT

          If this Contract is being renewed, the CONTRACTOR will complete the
          Section 1318 Financial Disclosure Report for transactions (all transactions, not just Medicaid) occurring during the prior contract period, and submit it to the DEPARTMENT prior to the renewal start date. If the Contract is being renewed and the CONTRACTOR has a Medicare MCO product, the CONTRACTOR will submit the Medicare report to the DEPARTMENT upon request by the DEPARTMENT.

     2.   DISCLOSURE OF OWNERSHIP AND CONTROL INTEREST STATEMENT

          The CONTRACTOR will submit to the DEPARTMENT a copy of the "Disclosure of Ownership and Control Interest Statement" (HCFA-1513) prior to the effective date of the Contract and by April 15 of each year thereafter.

     3.   CHEC/EPSDT REPORTS

          The CONTRACTOR agrees to act as a continuing care provider for the CHEC/EPSDT program in compliance with OBRA '89 and Social Security Act Sections 1902 (a)(43), 1905(a)(4)(B)and 1905 (r).

          a.   CHEC/EPSDT SCREENINGS

               Annually, the CONTRACTOR will submit to the DEPARTMENT information on CHEC/EPSDT screenings to meet the Federal EPSDT reporting requirements (Form HCFA-416). The data will be in a mutually agreed upon format. The CHEC/EPSDT information is due December 31 for the prior federal fiscal year's data (October 1 through September 30).

          b.   IMMUNIZATION DATA

               The CONTRACTOR will submit immunization data as part of the CHEC/EPSDT reporting. Enrollee name, Medicaid ID, type of immunization identified by procedure code, and date of immunization will be reported in the same format as the CHEC/EPSDT data.

B.   PERIODIC REPORTS

     1.   ENROLLMENT, COST AND UTILIZATION REPORTS (ATTACHMENT E)

          Enrollment, cost and utilization reports will be submitted on diskettes in Excel or Lotus and in the format specified in Attachment
          E. A hard copy of the report must be submitted as well. The DEPARTMENT will send to the CONTRACTOR a template of the Attachment E format on a diskette. The CONTRACTOR may not customize or

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          change the report format. The financial information for these reports will be reported as defined in HCFA Publication 75, and if applicable, HCFA 15-1. The CONTRACTOR will certify in writing the accuracy and completeness, to the best of its knowledge, of all costs and utilization data provided to the DEPARTMENT on Attachment E.

          Two Attachment E reports will be submitted covering dates of service for each contract year.

          a. Attachment E is due May 1 for the preceding six-month reporting period (July through December).

          b. Attachment E is due November 1 for the preceding 12-month reporting period (July through June).

          If necessary, the CONTRACTOR may request, in writing, an extension of the due date up to 30 days beyond the required due date. The DEPARTMENT will approve or deny the extension request writing within seven calendar days of receiving the request.

     2.   SEMI-ANNUAL REPORTS

          The following semi-annual reports are due May 1 for the preceding six-month reporting period ending December 31 (July through December) and are due November 1 for the preceding six month period ending June 30 (January through June).

          a.   ORGAN TRANSPLANTS

               A report of the total number of organ transplants by type of transplant.

          b.   OBSTETRICAL INFORMATION

               A report of obstetrical information including

               1) total number of obstetrical deliveries by aid category grouping
               2) total number of caesarean sections and total number of vaginal deliveries;
               3)   total number low birth weight infants; and
               4) total number of Enrollees requiring prenatal hospital admission.

          c.   COMPLAINTS AND FORMAL GRIEVANCES

               A summary of complaints and formal grievances, by type of complaint or grievance, received by the CONTRACTOR under this Contract and actions taken to resolve such complaints and grievances

          d.   ABERRANT PHYSICIAN BEHAVIOR

               Summary information of corrective actions taken on physicians who have been identified by the CONTRACTOR as exhibiting aberrant physician behavior and

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               the names of physicians who have been removed from the CONTRACTOR network due to quality concerns.

     3.   QUALITY ASSURANCE ACTIVITIES

          Annually, the CONTRACTOR will submit their written quality improvement plan and their quality improvement work plan within 30 days of approval by the CONTRACTOR's governing body.

          Annually, on November 1, the CONTRACTOR will submit a report that identifies the CONTRACTOR's internal quality assurance activities, results thereof, and corrective actions taken during the previous contract year ending (July through June).

     4.   HEDIS

          Audited Health Plan Employer Data and Information Set (HEDIS) performance measures will cover services rendered during each calendar year and will be reported as set forth in State rule by the Office of Health Data Analysis. For example, calendar year 1997 HEDIS measures will be reported in 1998.

     5.   ENCOUNTER DATA

          Encounter data, as defined in the DEPARTMENT's Encounter Data Technical Manual, is due (including all replacements) nine months after the end of the quarter being reported. Encounter data will be submitted in accordance with the instructions detailed in the Encounter Data User Manual for dates of service beginning July 1, 1997.

     6.   DOCUMENTS DUE PRIOR TO QUALITY MONITORING REVIEWS

          The following documents are due on request or at least 60 days prior to the DEPARTMENT's quality assurance monitoring review unless the DEPARTMENT has already received documents that are in effect:

          a. the CONTRACTOR's most current (may be in draft stage) written plan for quality improvement;
          b. the CONTRACTOR's most current (may be in draft stage) annual quality improvement work plan;
          c. the CONTRACTOR's reports that identify over and under utilization of covered services and efforts put in place to resolve inappropriate over utilization and under utilization;
          d. the CONTRACTOR's process for identifying and correcting aberrant provider behavior; and
          e. other information requested by the DEPARTMENT to facilitate the DEPARTMENT's review of the CONTRACTOR's compliance to standards defined in the Division of Health Care Financing's MCO Quality Assurance Monitoring Plan (Attachment G).

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          The above  documents  will show evidence of a well defined,  organized program designed to improve client care.

     7.   AUDIT OF ABORTIONS, STERILIZATIONS AND HYSTERECTOMIES

          The CONTRACTOR must conduct an annual audit of all abortions in addition to an audit of a sample of sterilizations and hysterectomies as set by the DEPARTMENT that the CONTRACTOR providers performed during each contract year to assure compliance of its providers with all Federal and State requirements related to Federal financial participation of abortions. On November 1 of each year, the CONTRACTOR will submit to the DEPARTMENT the results of the audit for the previous calendar year.

     8.   DEVELOPMENT OF NEW REPORTS

          Any new reports/data requirements mandated by the DEPARTMENT will be mutually developed by the DEPARTMENT and the CONTRACTOR.

C.   RECORD SYSTEM REQUIREMENTS

     In accordance with Section 4752 of OBRA '90 (amended section 1903 (m)(2)(A) of the Social Security Act), the CONTRACTOR agrees to maintain sufficient patient encounter data to identify the physician who delivers Covered Services to Enrollees. The CONTRACTOR agrees to provide this encounter data, upon request of the DEPARTMENT, within 30 days of the request.

D.   MEDICAL RECORDS

     The CONTRACTOR agrees that medical records are considered confidential information and agrees to follow Federal and State confidentiality requirements.

     The CONTRACTOR will require that subcontracting providers maintain a medical record keeping system through which all pertinent information relating to the medical management of the Enrollee is maintained, organized, and is readily available to appropriate professionals. Notwithstanding any other provision of this Contract to the contrary, medical records covering Enrollees will remain the property of the CONTRACTOR provider, and the CONTRACTOR provider will respect every Enrollee's privacy by restricting the use and disclosure of information in such records to purposes directly connected with the Enrollee's health care and administration of this Contract. The CONTRACTOR will use and disclose information pertaining to individual Enrollees and prospective Enrollees only for purposes directly connected with the administration of the Medicaid Program and this Contract.

E.   AUDITS

     1.   RIGHT OF DEPARTMENT AND HCFA TO AUDIT

          The DEPARTMENT and the Secretary of the Department of Health and Human Services within HCFA will have the right to audit and inspect any books and records of the CONTRACTOR and its subcontractors pertaining
          (I) to the ability of the

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          CONTRACTOR to bear the risk of potential financial losses, or (II) to evaluate services performed or determinations of amounts payable under the Contract.

     2.   INFORMATION TO DETERMINE ALLOWABLE COSTS

          The CONTRACTOR will make available to the DEPARTMENT all reasonable and related financial, statistical, clinical or other information needed for the determination of allowable costs to the Medicaid program for "related party/home office" transactions as defined in HCFA 15-1. These records are to be made available in Utah or the CONTRACTOR will pay the increased cost (incremental travel, per diem, etc.) of auditing at the out-of-state location. The cost to the CONTRACTOR will include round-trip travel and two days per diem/lodging. Additional travel costs of the site audit will be shared equally by the CONTRACTOR and the DEPARTMENT.

     3.   MANAGEMENT AND UTILIZATION AUDITS

          The MCO will allow the DEPARTMENT and the Department of Health and Human Services within HCFA to perform audits for identification and collection of management data, including Enrollee satisfaction data, quality of care data, patient outcome cost, and utilization data, which will include patient profiles, exception reports, etc. The CONTRACTOR will provide all data required by the DEPARTMENT or the independent quality review examiners in performance of these audits. Prior to beginning any audit, the DEPARTMENT will give the CONTRACTOR reasonable notice of audit, and the DEPARTMENT will be responsible for costs of its auditors or representatives.

F.   INDEPENDENT QUALITY REVIEW

     1.   IN GENERAL

          Pursuant to Section 1932(c)(2)(A) of the Social Security Act the DEPARTMENT will provide for an annual external independent review conducted by a qualified independent entity of the quality outcomes and timeliness of, and access to Covered Services. The CONTRACTOR will support the annual external independent review.

          The DEPARTMENT will choose an agency to perform an annual independent quality review pursuant to federal law and will pay for such review. The CONTRACTOR will maintain all clinical and administrative records for use by the quality review contractor.

          The CONTRACTOR agrees to support quality assurance reviews, focused studies and other projects performed for the DEPARTMENT by the external quality review organization (EQRO). The purpose of the reviews and studies are to comply with federal requirements for an annual independent audit of the quality outcomes and timeliness of, and access to Covered Services. The external independent reviews are conducted by the EQRO, with the advice, assistance, and cooperation of a planning team composed of representatives from the CONTRACTOR, the EQRO and the DEPARTMENT with final approval by the DEPARTMENT.

                                  Page 47 of 52

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     2.   SPECIFIC REQUIREMENTS

          a.   LIAISON FOR ROUTINE COMMUNICATION

               The CONTRACTOR will designate an individual to serve as liaison with the EQRO for routine communication with the EQRO.

          b.   REPRESENTATIVE TO ASSIST WITH PROJECTS

               The CONTRACTOR will designate a minimum of two representatives (unless one individual can service both functions) to serve on the planning team for each EQRO project. Representatives will include a quality improvement representative and a data representative. The planning team is a joint collaborative forum between DEPARTMENT staff, the EQRO and the CONTRACTOR. The role of the planning team is to participate in the process and completion of EQRO projects.

          c.   COPIES AND ON-SITE ACCESS

               The CONTRACTOR will be responsible for obtaining copies of Enrollee information and facilitating on-site access to Enrollee information as needed by the EQRO. Such information will be used to plan and conduct projects and to investigate complaints and grievances. Any associated copying costs are the responsibility of the CONTRACTOR. Enrollee information includes medical records, administrative data such as, but not limited to, enrollment information and claims, nurses' notes, medical logs, etc. of the CONTRACTOR or its providers.

          d.   FORMAT OF ENROLLEE FILES

               The CONTRACTOR will provide Enrollee information in a mutually agreed upon format compatible for the EQRO's use, and in a timely fashion to allow the EQRO to select cases for its review.

          e.   TIME-FRAME FOR PROVIDING DATA

               The CONTRACTOR will provide data requests to the EQRO within 15 working days of the written request from the EQRO and will provide medical records within 30 working days of the written request from the EQRO. Requests for extensions of these time frames will be reviewed and approved or disapproved by the DEPARTMENT on a case-by-case basis.

          f.   WORK SPACE FOR ON-SITE REVIEWS

               The CONTRACTOR will assure that the EQRO staff and consultants have adequate work space, access to a telephone and copy machines at the time of review. The review will be performed during agreed-upon hours.

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          g.   STAFF ASSISTANCE DURING ON-SITE VISITS

               The CONTRACTOR will assign appropriate person(s) to assist the EQRO personnel conduct the reviews during on-site visits and to participate in an informal discussion of screening observations at the end of each on-site visit, if necessary.

          h.   CONFIDENTIALITY

               For information received from the EQRO, the CONTRACTOR will comply with the Department of Health and Human Services regulations relating to confidentiality of data and information (42 CFR Part 476.107 and 476.108).

                              ARTICLE X - SANCTIONS

     The DEPARTMENT may impose intermediate sanctions on the CONTRACTOR if the CONTRACTOR defaults in any manner in the performance of any obligation under this Contract including but not limited to the following situations:

     (1) the CONTRACTOR fails to substantially provide Medically Necessary Covered Services to Enrollees;

     (2) the CONTRACTOR imposes premiums or charges Enrollees in excess of the premiums or charges permitted under this Contract;

     (3) the CONTRACTOR acts to discriminate among Enrollees on the basis of their health status or requirements for health care services, including expulsion or refusal to re-enroll an individual, except as permitted by Title XIX, or engaging in any practice that would reasonably be expected to have the effect of denying or discouraging enrollment with the MCO by potential enrollees whose medical condition or history indicates a need for substantial future medical services;

     (4) the CONTRACTOR misrepresents or falsifies information furnished to the Health Care Financing Administration, the DEPARTMENT, an Enrollee, potential Enrollee or health care provider;

     (5) the CONTRACTOR fails to comply with the physician incentive requirements under Section 1903(m)(2)(A)(x) of the Social Security Act.

     (6) the CONTRACTOR distributed directly or through any agent or independent contractor marketing materials that contain false or misleading information.

     The DEPARTMENT must follow the 1997 Balance Budget Act guidelines on the types of intermediate sanctions the DEPARTMENT may impose, including civil monetary penalties, the appointment of temporary management, and suspension of payment.

                                  Page 49 of 52

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                    ARTICLE XI - TERMINATION OF THE CONTRACT

A.   AUTOMATIC TERMINATION

     This Contract will automatically terminate June 30, 2004.

B.   OPTIONAL YEAR-END TERMINATION

     At the end of each contract year, either party may terminate the Contract without cause for subsequent years by giving the other party written notice of termination at least 90 days prior to the end of the contract year (July 1 through June 30).

C.   TERMINATION FOR FAILURE TO AGREE UPON RATES

     At least 60 days prior to the end of each contract year, the parties will meet and negotiate in good faith the rates (Attachment F) applicable to the upcoming year. If the parties cannot agree upon future rates by the end of the contract year, then either party may terminate the Contract for subsequent years by giving the other party written notice of termination and the termination will become effective 90 days after receipt of the written notice of termination.

D.   EFFECT OF TERMINATION

     1.   COVERAGE

          Inasmuch as the CONTRACTOR is paid on a monthly basis, the CONTRACTOR will continue providing the Covered Services required by this Contract until midnight of the last day of the calendar month in which the termination becomes effective. If an Enrollee is a patient in an inpatient hospital setting during the month in which termination becomes effective, the CONTRACTOR is responsible for the entire hospital stay including physician charges until discharge or thirty days following termination, whichever occurs first.

     2.   ENROLLEE NOT LIABLE FOR DEBTS OF CONTRACTOR OR ITS SUBCONTRACTORS

          If the CONTRACTOR or one of its subcontractors becomes insolvent or bankrupt, the Enrollees will not be liable for the debts of the CONTRACTOR or its subcontractor. The CONTRACTOR will include this term in all of its subcontracts.

     3.   INFORMATION FOR CLAIMS PAYMENT

          The CONTRACTOR will promptly supply to the DEPARTMENT all information necessary for the reimbursement of any Medicaid claims not paid by the CONTRACTOR.

     4.   CHANGES IN ENROLLMENT PROCESS

          The CONTRACTOR will be advised of anticipated changes in policies and procedures as they relate to the enrollment process and their comments will be solicited. The

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          CONTRACTOR agrees to be bound by such changes in policies and procedures unless they are not agreeable to the CONTRACTOR, in which case the CONTRACTOR may terminate the Contract in accordance with the Contract termination provisions.

     5.   HEARING PRIOR TO TERMINATION

          Regarding the General Provisions, Article XVII (Default, Termination, & Payment Adjustment), item 3, if the CONTRACTOR fails to meet the requirements of the Contract, the DEPARTMENT must give the CONTRACTOR a hearing prior to termination. Enrollees must be informed of the hearing and will be allowed to disenroll from the MCO without cause.

E.   ASSIGNMENT

     Assignment of any or all rights or obligations under this Contract without the prior written consent of the DEPARTMENT is prohibited. Sale of all or any part of the rights or obligations under this Contract will be deemed an assignment. Consent may be withheld in the DEPARTMENT's sole and absolute discretion.

                           ARTICLE XII - MISCELLANEOUS

A.   INTEGRATION

     This Contract contains the entire agreement between the parties with respect to the subject matter of this Contract. There are no representations, warranties, understandings, or agreements other than those expressly set forth herein. Previous contracts between the parties hereto and conduct between the parties which precedes the implementation of this Contract will not be used as a guide to the interpretation or enforcement of this Contract or any provision hereof.

B.   ENROLLEES MAY NOT ENFORCE CONTRACT

     Although this Contract relates to the provision of benefits for Enrollees and others, no Enrollee is entitled to enforce any provision of this Contract against the CONTRACTOR nor will any provision of this Contract be constructed to constitute a promise by the CONTRACTOR to any Enrollee or potential Enrollee.

C.   INTERPRETATION OF LAWS AND REGULATIONS

     The DEPARTMENT will be responsible for the interpretation of all federal and State laws and regulations governing or in any way affecting this Contract. When interpretations are required, the CONTRACTOR will submit written requests to the DEPARTMENT. The DEPARTMENT will retain full authority and responsibility for the administration of the Medicaid program in accordance with the requirements of Federal and State law.

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D.   ADOPTION OF RULES

     Adoption of rules by the DEPARTMENT, subsequent to this amendment, and which govern the Medicaid program, will be automatically incorporated into this Contract upon receipt by the CONTRACTOR of written notice thereof.

                   ARTICLE XIII - EFFECT OF GENERAL PROVISIONS

If there is a conflict between these Special Provisions (Attachment B) or the General Provisions (Attachment A), then these Special Provisions will control.

                                  Page 52 of 52

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                         ATTACHMENT C - COVERED SERVICES

A.   IN GENERAL

     The CONTRACTOR will provide the following benefits to Enrollees in accordance with Medicaid benefits as defined in the Utah State Plan subject to the exception or limitations as noted below. The DEPARTMENT reserves the right to interpret what is in the State plan. Medicaid services can only be limited through utilization criteria based on Medical Necessity. The CONTRACTOR will provide at least the following benefits to Enrollees.

     The CONTRACTOR is responsible to provide or arrange for all Medically Necessary Covered Services on an emergency basis 24 hours each day, seven days a week. The CONTRACTOR is responsible for payment for all covered Emergency Services furnished by providers that do not have arrangements with the CONTRACTOR.

B.   HOSPITAL SERVICES

     1.   INPATIENT HOSPITAL

          Services furnished in a licensed, certified hospital.

     2.   OUTPATIENT HOSPITAL

          Services provided to Enrollees at a licensed, certified hospital who are not admitted to the hospital.

     3.   EMERGENCY DEPARTMENT SERVICES

          Emergency Services provided to Enrollees in designated hospital emergency departments.

C.   PHYSICIAN SERVICES

     Services provided directly by licensed physicians or osteopaths, or by other licensed professionals such as physician assistants, nurse practitioners, or nurse midwives under the physician's or osteopath's supervision.

D.   GENERAL PREVENTIVE SERVICES

     The CONTRACTOR must develop or adopt practice guidelines consistent with current standards of care, as recommended by professional groups such as the American Academy of Pediatric and the U.S. Task Force on Preventive Care.

     A minimum of three screening programs for prevention or early intervention (e.g. Pap Smear, diabetes, hypertension).

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E.   VISION CARE

     Services provided by licensed ophthalmologists or licensed optometrists, and opticians within their scope of practice. Eyeglasses will be provided to eligible recipients based on medical necessity. Services include, but are not limited to, the following:

     1.   Eye refractions, examinations
     2.   Laboratory work
     3.   Lenses
     4.   Eyeglass Frames
     5.   Repair of Frames
     6.   Repair or Replacement of Lenses
     7.   Contact Lenses (when Medically Necessary)

F.   LAB AND RADIOLOGY SERVICES

     Professional and technical laboratory and X-ray services furnished by licensed and certified providers. All laboratory testing sites, including physician office labs, providing services under this Contract will have either a Clinical Laboratory Improvement Amendments (CLIA) certificate of Waiver or a certificate of registration along with a CLIA identification number.

     Those laboratories with certificates of waiver will provide only the eight types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

G.   PHYSICAL AND OCCUPATIONAL THERAPY

     1.   PHYSICAL THERAPY

          Treatment and services provided by a licensed physical therapist. Treatment and services must be authorized by a physician and include services prescribed by a physician or other licensed practitioner of the healing arts within the scope of his or her practice under State law and provided to an Enrollee by or under the direction of a qualified physical therapist. Necessary supplies and equipment will be reviewed for medical necessity and follow the criteria of the R414.12 rule.

     2.   OCCUPATIONAL THERAPY

          Treatment of services provided by a licensed occupational therapist. Treatment and services must be authorized by a physician and include services prescribed by a physician or other licensed practitioner of the healing arts within the scope of his or her practice under State law and provided to an Enrollee by or under the direction of a qualified occupational therapist. Necessary supplies and equipment will be reviewed for medical necessity and follow the criteria of the R414.12 rule.

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H.   SPEECH AND HEARING SERVICES

     Services and appliances, including hearing aids and hearing aid batteries, provided by a licensed medical professional to test and treat speech defects and hearing loss.

I.   PODIATRY SERVICES

     Services provided by a licensed podiatrist.

J.   END STAGE RENAL DISEASE - DIALYSIS

     Treatment of end stage renal dialysis for kidney failure. Dialysis is to be rendered by a Medicare-certified Dialysis facility.

K.   HOME HEALTH SERVICES

     Home health services are defined as intermittent nursing care provided by certified nursing professionals (registered nurses, licensed practical nurses, and home health aides) in the client's home when the client is homebound or semi-homebound. Home health care must be rendered by a Medicare-certified Home Health Agency that has a surety bond.

     Personal care services as defined in the DEPARTMENT's Medicaid Personal Care Provider Manual are included in this Contract. Personal care services may be provided by a State licensed home health agency.

L.   HOSPICE SERVICES

     Services delivered to terminally ill patients (six months life expectancy) who elect palliative versus aggressive care. Hospice care is to be rendered by a Medicare-certified hospice.

M.   PRIVATE DUTY NURSING

     Services provided by licensed nurses for ventilator-dependent children and technology-dependent adults in their home in lieu of hospitalization if Medically Necessary, feasible, and safe to be provided in the patient's home. Requests for continuous care will be evaluated on a case by case basis and must be approved by the CONTRACTOR.

N.   MEDICAL SUPPLIES AND MEDICAL EQUIPMENT

     This Covered Service includes any necessary supplies and equipment used to assist the Enrollee's medical recovery, including both durable and non-durable medical supplies and equipment, and prosthetic devices. The objective of the medical supplies program is to provide supplies for maximum reduction of physical disability and restore the Enrollee to his or her best functional level. Medical supplies may include any necessary supplies and equipment recommended by a physical or occupational therapist, but should be ordered by a physician. Durable medical equipment includes, but is not limited to, prosthetic devices and specialized wheelchairs. Durable medical equipment and supplies must be provided by a durable medical

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     equipment supplier that has a surety bond. Necessary supplies and equipment will be reviewed for medical necessity and follow the criteria of the R414.12 of the Utah Administrative Code, with the exception of criteria concerning long term care since long term care services are not covered under the Contract.

O.   ABORTIONS AND STERILIZATIONS

     These services are provided to the extent permitted by Federal and State law and must meet the documentation requirement of 42 CFR 441, Subparts E and F. These requirements must be met regardless of whether Medicaid is primary or secondary payer.

P.   TREATMENT FOR SUBSTANCE ABUSE AND DEPENDENCY

     Treatment will cover medical detoxification for alcohol or substance abuse conditions. Medical services including hospital services will be provided for the medical non-psychiatric aspects of the conditions of alcohol/drug abuse.

Q.   ORGAN TRANSPLANTS

     The following transplantations are covered for all Enrollees: Kidney, liver, cornea, bone marrow, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, combination liver/kidney, multi visceral, and combination liver/small bowel unless amended under the provisions of Attachment B,
     Article IV (Benefits), Section C, Subsection 3 of this Contract.

R.   OTHER OUTSIDE MEDICAL SERVICES

     The CONTRACTOR, at its discretion and without compromising quality of care, may choose to provide services in Freestanding Emergency Centers, Surgical Centers and Birthing Centers.

S.   LONG TERM CARE

     The CONTRACTOR may provide long term care for Enrollees in skilled nursing facilities requiring such care as a continuum of a medical plan when the plan includes a prognosis of recovery and discharge within thirty (30) days or less. When the prognosis of an Enrollee indicates that long term care (over 30 days) will be required, the CONTRACTOR will notify the DEPARTMENT and the skilled nursing facility of the prognosis determination and will initiate disenrollment to be effective on the first day of the month following the prognosis determination. Skilled nursing care is to be rendered in a skilled nursing facility which meets federal regulations of participation.

T.   TRANSPORTATION SERVICES

     Ambulance (ground and air) service for medical emergencies. The CONTRACTOR is also responsible to pay for authorized emergency transportation for an illness or accident episode which, upon subsequent medical evaluation at the hospital, is determined to be psychiatric-related. The CONTRACTOR will submit its emergency transportation policy to the

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     DEPARTMENT for review. The CONTRACTOR is not responsible for transporting an Enrollee from an acute care facility to another acute care facility for a psychiatric admission. The CONTRACTOR's scope of coverage for emergency transportation services is limited to the same scope of coverage as defined in the transportation Medicaid provider manual.

U.   SERVICES TO CHEC ENROLLEES

     1.   CHEC SERVICES

          The CONTRACTOR will provide to CHEC Enrollees preventive screening services and other necessary medical care, diagnostic services, treatment, and other measures necessary to correct or ameliorate defects and physical and mental illnesses and conditions discovered by the screening services, whether or not such services are covered under the State Medicaid Plan. The CONTRACTOR is not responsible for home and community-based services available through Utah's Home and Community-Based waiver programs.

          The CONTRACTOR will provide the full early and periodic screening, diagnosis, and treatment services to all eligible children and young adults up to age 21 in accordance with the periodicity schedule as described in the Utah CHEC Provider Manual. All children between six months and 72 months must be screened for blood lead levels.

     2.   CHEC POLICIES AND PROCEDURES

          The CONTRACTOR agrees to have written policies and procedures for conducting tracking, follow-up, and outreach to ensure compliance with the CHEC periodicity schedules. These policies and procedures will emphasize outreach and compliance monitoring for children and young adults, taking into account the multi-lingual, multicultural nature as well as other unique characteristics of the CHEC Enrollees.

V.   FAMILY PLANNING SERVICES

     This service includes disseminating information, counseling, and treatments relating to family planning services. All services must be provided by or authorized by a physician, certified nurse midwife, or nurse practitioner. All services must be provided in concert with Utah law.

     Birth control services include information and instructions related to the following:

     1.   Birth control pills;
     2.   Norplant;
     3.   Depo Provera;
     4.   IUDs;
     5. Barrier methods including diaphragms, male and female condoms, and cervical caps;
     6.   Vasectomy or tubal ligations; and
     7. Office calls, examinations or counseling related to contraceptive devices.

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W.   HIGH-RISK PRENATAL SERVICES

     1.   IN GENERAL - ENSURE SERVICE ARE APPROPRIATE AND COORDINATED

          The CONTRACTOR must ensure that high risk pregnant Enrollees receive an appropriate level of quality perinatal care that is coordinated, comprehensive and continuous either by direct service or referral to an appropriate provider or facility. In the determination of the provider and facility to which a high risk prenatal Enrollee will be referred, care must be taken to ensure that the provider and facility both have the appropriate training, expertise and capability to deliver the care needed by the Enrollee and her fetus/infant. Although many complications in perinatal health cannot be anticipated, most can be identified early in pregnancy. Ideally, preconceptional counseling and planned pregnancy are the best ways to assure successful pregnancy outcome, but this is often not possible. Provision of routine preconceptional counseling must be made available to those women who have conditions identified as impacting pregnancy outcome, i.e., diabetes mellitus, medications which may result in fetal anomalies or poor pregnancy outcome, or previous severe anomalous fetus/infant, among others.

     2.   RISK ASSESSMENT

          a.   CRITERIA

               Enrollees who are pregnant should be risk assessed for medical and psychosocial conditions which may contribute to a poor birth outcome at their first prenatal visit, preferably in the first trimester. The patient who is determined not to be at high risk should be evaluated for change in risk status throughout her pregnancy. There are a number of complex systems to determine how to assess the risk of pregnancies. The DEPARTMENT has developed a risk assessment tool available through the Division of Community and Family Health Services which is available upon request.

          b.   RECOMMENDED PRENATAL SCREENING

               The DEPARTMENT recommends prenatal screening of every woman for hepatitis B surface antigen (HBsAg) to identify all those at high risk for transmitting the virus to their newborns. When a woman is found to be HBsAg-positive, the CONTRACTOR will provide HBIG and HB vaccine at birth. Initial treatments should be given during the first 12 hours of life.

          c.   CLASSIFICATION

               Upon identification of pregnancy or the development of a risk factor, each patient should be assigned a classification as outlined below.

               1)   Group I
                    Group I patients have no significant risk factors. They may receive obstetrical care by an obstetrician/gynecologist (OB/GYN), family practitioner or certified nurse midwife.

               2)   Group II
                    Group II patients have the following risk factors, and require consultation (consultation may be either by telephone or in person, as appropriate) with an OB/GYN:

                    i.      pregnancy beyond 42 weeks
                    ii. preterm labor in the current pregnancy less than 34 weeks
                    iii. fetal malpresentation at 37 weeks gestation and beyond*
                    iv. oxytocin or antepartum prostaglandin use is contemplated*
                    v. arrest of dilatation in labor, or arrest of descent in labor*
                    vi.     bleeding in labor, beyond bloody show*
                    vii. abnormal fetal heart rate pattern potentially requiring specific intervention*
                    viii.   chorioamnionitis*
                    ix.     preeclampsia
                    x.      VBAC*

                    *Criteria do not apply if family physician has cesarean privileges.

               3.   Group III
                    Group III patients have the following risk factors, and require consultation by a Maternal Fetal Medicine (MFM) specialist (board certified perinatologist)

                    i.      intrauterine growth restriction prior to 37 weeks
                    ii. patient at increased risk for fetal anomaly (including teratogen exposure)
                    iii.    patient has known fetal anomaly

                    iv. preterm delivery (less than 36 weeks) in a prior pregnancy

                    v.      abnormal serum screening

                    vi.     previous child with congenital anomaly
                    vii.    antibody sensitization
                    viii.   anemia, excluding iron deficiency
                    ix.     significant concurrent medical illness
                    x. spontaneous premature rupture of the membranes, not in labor (less than 34 weeks)
                    xi.     history of thromboembolic disease
                    xii.    thromboembolic disease in current pregnancy
                    xiii. habitual pregnancy loss (3 or more consecutive losses)
                    xiv.    two or more previous stillbirths or neonatal deaths

               4.   Group IV
                    Group IV patients have the following risk factors, and require total obstetric care by an OB/GYN, or co-management with an OB/GYN or MFM

                    i. any significant medical complication, including patients with insulin dependent diabetes millitus, chronic hypertension requiring medication, maternal neoplastic disease
                    ii.     twins
                    iii.    known or suspected cervical incompetence
                    iv.     placenta previa beyond 28 week gestation
                    v.      severe preeclampsia

               5.   Group V
                    Group V patients have the following risk factors, and require total obstetric care by a MFM (exceptions may be made by a regional MFM specialist, on a case-by-case basis, after MFM consultation)

                    i.      triplets and above
                    ii.     patient has an organ transplant (except cornea)
                    iii.    diabetes mellitus with severe renal impairment
                    iv. cardiac disease, not functional class I, including all pulmonary hypertension
                    v.      twin-twin transfusion syndrome
                    vi.     patient requires fetal surgical procedure

     3.   PRENATAL INITIATIVE PROGRAM

          Prenatal services provided directly or through agreements with appropriate providers includes those services covered under Medicaid's Prenatal Initiative Program which includes the following enhanced services for pregnant women:

          a.   perinatal care coordination
          b.   prenatal and postnatal home visits
          c.   group prenatal and postnatal education
          d.   nutritional assessment and counseling
          e.   prenatal and postnatal psychosocial counseling

          Psychosocial counseling is a service designed to benefit the pregnant client by helping her cope with the stress that may accompany her pregnancy. Enabling her to manage this stress improves the likelihood that she will have a healthy pregnancy. This counseling is intended to be short term and directly related to the pregnancy. However, pregnant women who are also suffering from a serious emotional or mental illness should be referred to an appropriate mental health care provider.

X.   SERVICES FOR CHILDREN WITH SPECIAL NEEDS

     1.   IN GENERAL

          In addition to primary care, children with chronic illnesses and disabilities need specialized care provided by trained experienced professionals. Since early diagnosis and intervention will prevent costly complications later on, the specialized care must be provided in a timely manner. The specialized care must comprehensively address all areas of need to be most effective and must be coordinated with primary care and other services to be most efficient. The children's families must be involved in the planning and delivery of the care for it to be acceptable and successful.

     2.   SERVICES REQUIRING TIMELY ACCESS

          All children with special health care needs must have timely access to the following services:

          a.   Comprehensive evaluation for the condition.

          b. Pediatric subspecialty consultation and care appropriate to the condition.

          c. Rehabilitative services provided by professionals with pediatric training in areas such as physical therapy, occupational therapy and speech therapy.

          d.   Durable medical equipment appropriate for the condition.

          e. Care coordination for linkage to early intervention, special education and family support services and for tracking progress.

          In addition, children with the conditions marked by * below must have timely access to coordinated multispecialty clinics, when Medically Necessary, for their disorder.

     3.   DEFINITION OF CHILDREN WITH SPECIAL HEALTH CARE NEEDS

          The definition of children with special health needs includes, but is not limited to, the following conditions:

          a.   Nervous System Defects such as
               Spina Bifida*
               Sacral Agenesis*
               Hydrocephalus

          b.   Craniofacial Defects such as
               Cleft Lip and Palate*
               Treacher - Collins Syndrome

          c.   Complex Skeletal Defects such as
               Arthrogryposis*
               Osteogenesis Imperfecta*
               Phocomelia*

          d.   Inborn Metabolic Disorders such as
               Phenylketonuria*
               Galactosemia*

          e.   Neuromotor Disabilities such as
               Cerebral palsy*
               Muscular Dystrophy*
               Complex Seizure Disorders

          f.   Congenital Heart Defects

          g.   Genetic Disorders such as
               Chromosome Disorders
               Genetic Disorders

          h.   Chronic Illnesses such as
               Cystic Fibrosis
               Hemophilia
               Rheumatoid Arthritis
               Bronchopulmonary Dysplasia
               Cancer
               Diabetes
               Nephritis
               Immune Disorders

          i. Developmental Disabilities with multiple or global delays in development such as Down Syndrome or other conditions associated with mental retardation.

          The CONTRACTOR agrees to cover all Medically Necessary services for children with special health care needs such as the ones listed above. The CONTRACTOR further agrees to cooperate with the DEPARTMENTS quality assurance monitoring for this population by providing requested information.

Y.   MEDICAL AND SURGICAL SERVICES OF A DENTIST

     1.   WHO MAY PROVIDE SERVICES

          Under Utah law, medical and surgical services of a dentist may be provided by either a physician or a doctor of dental medicine or dental surgery.

     2.   UNIVERSE OF COVERED SERVICES

          Medical and surgical services that under Utah law may be provided by a physician or a doctor of dental medicine or dental surgery, are covered under the Contract.

     3.   SERVICES SPECIFICALLY COVERED

          Palliative care and pain relief for severe mouth or tooth pain in an emergency room are covered services. The CONTRACTOR is responsible for authorized/approved medical services provided by oral surgeons consistent with injury, accident, or disease including, but not limited to, removal of tumors in the mouth, setting and wiring a fractured jaw. If the emergency room physician determines that it is not an emergency and the client requires services at a lesser level, the provider should refer the client to a dentist for treatment. If the dental-related problem is serious enough for the client to be admitted to the hospital the CONTRACTOR is responsible for coverage of the inpatient hospital stay.

     4.   DENTAL SERVICES NOT COVERED

          The CONTRACTOR is not responsible for services that are usually considered dental such as fillings, pulling of teeth, treatment of abscess or infection, orthodontics, and pain relief when provided by a dentist in the office or in an outpatient setting such as surgical center or scheduled same day surgery in a hospital.

Z.   DIABETES EDUCATION

     The CONTRACTOR shall provide diabetes self-management education from a Utah certified or American Diabetes Association recognized program when an
     Enrollee:

     1.   has recently been diagnosed with diabetes, or

     2. is determined by the health care professional to have experienced a significant change in symptoms, progression of the disease or health condition that warrants changes in the Enrollee's self-management plan, or

     3. is determined by the health care professional to require re-education or refresher training.

AA. HIV PREVENTION

     The CONTRACTOR shall have in place the following:

     1.   GENERAL PROGRAM

          The CONTRACTOR must have educational methods for promoting HIV prevention to Enrollees. HIV prevention information, both primary (targeted to uninfected Enrollees), as well as secondary (targeted to those Enrollees with HIV) should must be culturally and linguistically appropriate. All Enrollees should be informed of the availability of both in-plan HIV counseling and testing services, as well as those available from Utah State-operated programs.

     2.   FOCUSED PROGRAM FOR WOMEN

          Special attention should be paid identifying HIV+ women and engaging them in routine care in order to promote treatment including, but not limited to, antiretroviral therapy during pregnancy.

                      ATTACHMENT D - QUALITY ASSURANCE AND
                             UTILIZATION MANAGEMENT

A.   QUALITY OF CARE

     1.   IN GENERAL

          The CONTRACTOR will establish a written quality assurance plan, an annual quality improvement work plan, and a plan for utilization management for covered services. All plans should show evidence of a well defined, organized program designed to improve client care, to monitor over utilization and under utilization, and to identify and correct aberrant provider behavior. Prior to the effective date of the Contract, all plans must be reviewed by the DEPARTMENT.

     2.   REQUIRED ELEMENTS OF PLANS

          Together, all plans will:

          a. Show systematic surveillance and assessment of all modes of delivery by appropriate health professionals;

          b. Show mechanisms and/or designation of individuals with specific responsibility to resolve identified problems;

          c. Provide for monitoring to assure that resolution is achieved and maintained with documentary evidence of same;

          d. Require use of written, clinically sound criteria to enhance client services and assure sound clinical performance by health care deliveries;

          e. Result in identification of important client service problems or potential problems including utilization of service patterns by provider and recipient;

          f.   Monitor the effectiveness of the client grievance process; and

          g. Be in accordance with the Code of Federal Regulations, Title 42, and the Utah State Title XIX Plan. Adherence to the points and conditions of Attachment D will assure compliance with this requirement unless modified by addendum to this attachment for specific services.

B.   INTERNAL MONITORING

     1.   IN GENERAL
          In   order to assess medical necessity, appropriateness, quality of care, and timeliness of service, the CONTRACTOR will monitor services to all Enrollees in accordance with the CONTRACTOR's written quality assurance plans.

     2.   ELEMENTS OF INTERNAL QUALITY ASSURANCE PLAN

          The CONTRACTOR will provide for an internal quality assurance plan that:

          a. Is consistent with the utilization control requirement of part 456 of 42 CFR;

          b. Provides for review by appropriate health professionals of the process followed in providing health services;

          c. Provides for systematic data collection of performance and patient results;

          d.   Provides for interpretation of this data to the practitioners;
               and

          e.   Provides for making needed changes.

     3.   DEMONSTRATION OF HIGH QUALITY HEALTH CARE

          Provision of high-quality health care services will be demonstrated by:

          a.   Adequate and appropriate diagnostic procedures;

          b.   Treatment necessary and relevant to the working diagnosis;

          c.   Appropriate consultation(s);

          d.   Patient compliance with treatment;

          e. Continuity of care with adequate transfer of information between health care providers;

          f.   Appropriate, accurate, and complete client records;

          g.   Patient satisfaction;

          h. Accessibility and availability of services including Emergency Services;

          i. Patient instruction in self-care, prevention and the use of medications and therapies.

          j. The utilization of the least invasive and most cost-effective resources when possible;

          k.   The use of ancillary services consistent with patients' needs;
               and

          l.   Conducting Enrollee satisfaction surveys at least annually.

C.   QUALITY ASSURANCE MONITORING

     1.   OBJECTIVE

          The objective of the quality assurance monitoring process is to ensure compliance to State and Federal policies, rules and regulations; adherence to community standards; and integrity of Medicaid payments made for medical services provided to eligible recipients under the CONTRACTOR.

     2.   MONITORING OF PROVIDERS AND RECIPIENTS NECESSARY TO ACHIEVE OBJECTIVE

          a. The CONTRACTOR will report all cases of program abuse or suspected abusive or fraudulent behavior by either providers or recipients.

          b. The CONTRACTOR will inform the DEPARTMENT in writing when a provider is removed from the CONTRACTOR's panel for reasons relating to quality of care concerns.

          c. The CONTRACTOR will take appropriate, effective and coordinated action on all such information.

          d. The CONTRACTOR will make reasonable efforts, pursuant to the CONTRACTOR's standard procedures, to correct the behavior of providers or recipients violating program regulations or exhibiting inappropriate program utilization;

          e. Report to the DEPARTMENT, in writing, any providers or recipients who fail to correct aberrant practices and continue to abuse the program;

          f. Ensure that funds do not continue to be disbursed in the presence of evidence indicating such practices; and

          g. Attempt to recover any funds improperly disbursed, as a result of such practices.

D.   THE DEPARTMENT'S QUALITY ASSURANCE MONITORING PLAN

     The DEPARTMENT will review the CONTRACTOR for compliance to standards defined in the Division of Health Care Financing's MCO Quality Assurance Monitoring Plan (Attachment G).

E.   CORRECTIVE ACTION

     1.   WHEN CORRECTIVE ACTIONS ARE NECESSARY

          The CONTRACTOR agrees to implement corrective action as specified by the DEPARTMENT when quality assurance monitoring including but not limited to site reviews, CONTRACTOR documentation reviews, data analysis, medical audits, or complaints/grievances, determines the need for such corrective action. In addition, if the

          DEPARTMENT determines that the CONTRACTOR has not provided services in accordance with the Contract or within expected professional standards, the DEPARTMENT will request in writing that the CONTRACTOR correct deficiencies or identified problems by developing a corrective action plan.

     2.   INITIAL RESPONSE BY CONTRACTOR

          The CONTRACTOR has 20 working days from the date the DEPARTMENT mails, through certified mail, its written request for the CONTRACTOR to respond to the problems identified and will either

          a.   submit a corrective action plan,

          b. submit a letter summarizing the CONTRACTOR's disagreements with the DEPARTMENT's findings, or

          c. request, in writing, an extension of the 20-day time frame. The CONTRACTOR may only request an extension if it determines it will conduct a medical records review or there are other extenuating circumstances.

          If the CONTRACTOR fails to respond in one of the above ways, the CONTRACTOR will be subject the following sanction:

               A $500 penalty for each working day, beginning on the first day after the 20-day time period has expired, and continuing until the day a corrective action plan is submitted to the DEPARTMENT.

     3.   SUBMISSION OF CORRECTIVE ACTION TO DEPARTMENT

          a.   ACCEPTANCE OF CORRECTIVE ACTION PLAN

               If the CONTRACTOR submits a corrective action plan to the DEPARTMENT within 20 working days (or other agreed upon time frame) and the DEPARTMENT accepts the corrective action plan, the DEPARTMENT will send written notice to the CONTRACTOR officially approving the corrective action plan.

          b.   WHEN CORRECTIVE ACTION PLAN REQUIRES REVISIONS

               If the CONTRACTOR submits a corrective action plan, but the DEPARTMENT determines the corrective action plan requires revisions, the CONTRACTOR will have 20 working days to submit a revised plan from the date the DEPARTMENT mails, through certified mail, the request for a revised plan. The DEPARTMENT's letter will state the specific revisions to be made in the corrective action plan.

               If the CONTRACTOR is unable or unwilling to submit to the DEPARTMENT within the established time frame, a revised corrective action plan containing the

               DEPARTMENT's requested revisions, the CONTRACTOR will be subject to the following sanction:

                    A $500 penalty for each working day, beginning on the first day after the 20-day time period has expired, and continuing until the day a corrective action plan is submitted to the DEPARTMENT.

     4.   INITIAL APPEAL OF DEPARTMENT'S FINDINGS

          If the CONTRACTOR disagrees with the DEPARTMENT's findings and wishes to appeal those findings, the CONTRACTOR will submit in writing to the DEPARTMENT within the established time frame a detailed explanation of the disagreement. If the DEPARTMENT agrees with the CONTRACTOR, the DEPARTMENT will provide written notification of its decision and will withdraw the request for a corrective action plan.

          If the DEPARTMENT upholds its request for a corrective plan, the CONTRACTOR has 20 days from the date the DEPARTMENT mails, through certified mail, a letter upholding its request for a corrective action plan to submit a corrective action plan. If the CONTRACTOR does not submit a corrective action plan within that time frame, the CONTRACTOR will be subject to the following sanction:

               A $500 penalty for each working day, beginning on the first day after the 20-day time period has expired, and continuing until the day a corrective action plan is submitted.

     5.   FORMAL HEARING

          If the DEPARTMENT upholds its decision that a corrective action plan is required, the CONTRACTOR may file a request for a formal hearing with the DEPARTMENT within 30 days from the date the DEPARTMENT mails, through certified mail, a letter upholding its decision. If the $500 penalty has begun, it will discontinue once the DEPARTMENT receives the formal hearing request from the CONTRACTOR.

          If the outcome of the formal hearing is in favor of the CONTRACTOR, the DEPARTMENT will provide the CONTRACTOR with written notification that a corrective action plan is no longer required. The DEPARTMENT will reimburse the CONTRACTOR any penalties the CONTRACTOR has paid to the DEPARTMENT that accrued beginning on day 21 from the date the DEPARTMENT mails, through certified mail, the request for a corrective action plan and ending on the day the request for a formal hearing is received by the DEPARTMENT.

          If the outcome of the formal hearing is in favor of the DEPARTMENT, the CONTRACTOR will submit a corrective action plan, as determined by the formal hearing decision, within 20 days of the date of the hearing decision, otherwise the CONTRACTOR will be subject to the following sanction:

               A $500 penalty for each working day, beginning on the first day after the 20-day time period has expired, and continuing until the day a corrective action plan that complies with the formal hearing decision is submitted to the DEPARTMENT. If the DEPARTMENT determines that the corrective action plan requires revisions, the CONTRACTOR will again be subject to a S500 penalty for each working day beginning on the first day after the DEPARTMENT verbally notifies the CONTRACTOR that the corrective action plan requires revisions and continuing until the day the DEPARTMENT receives the corrective action plan containing the DEPARTMENT's required revisions.

     6.   CONTRACTOR UNWILLING OR UNABLE TO IMPLEMENT CORRECTIVE ACTION PLAN

          If the CONTRACTOR is unwilling or unable to implement the corrective action plan to the satisfaction of the DEPARTMENT, the CONTRACTOR will be subject to the following sanction:

               A $500 penalty for each working day, beginning on the first day after the DEPARTMENT verbally notifies the CONTRACTOR that the corrective action plan has not been implemented, and continuing until the day the CONTRACTOR successfully demonstrates to the DEPARTMENT that it has implemented the plan. Following the DEPARTMENT's verbal notification, the DEPARTMENT will mail, through certified mail, a letter stating the penalty has been invoked.

          The CONTRACTOR will be apprized of its right to request a formal hearing. If the CONTRACTOR decides to formally appeal the DEPARTMENT's decision that the corrective action plan has not been implemented, then the procedures detailed in number 2 above apply. If the outcome of the formal hearing is in favor of the DEPARTMENT, penalties will resume on the date of the formal hearing decision and continue until the CONTRACTOR complies with the decision of the formal hearing.

     7.   COLLECTION OF FINANCIAL PENALTIES

          The DEPARTMENT may deduct any financial penalties assessed by the DEPARTMENT from the monthly payment to the CONTRACTOR.

F.   FEDERAL SANCTIONS FOR COMPREHENSIVE CONTRACTS

     Per 42 CFR 434.22, payments made to the CONTRACTOR by the DEPARTMENT under this Contract will be denied for new Enrollees when, and for so long as, payment for those Enrollees are denied by the Health Care Financing Administration for the reasons and the manner specified under 42 CFR 434.67(e).

PROVIDER NAME:              ________________________________________________       ATTACHMENT E                       ATTACHMENT E
SERVICE REPORTING PERIOD:     BEGINNING_______________  ENDING  ____________    TABLE 1 PAGE 1 OF 1                        TABLE 1
PAYMENT DATES:                BEGINNING_______________  ENDING  ____________   MEDICAID ENROLLMENT                    Page 1 of 15

  1         2          3          4           5           6           7         8       9         10       11      12       13
----------------------------------------------------------------------------------------------------------------------------------
                                 AFDC                    AFDC
                                 MALE                   FEMALE
 LINE               INFANTS      LESS                    LESS
                                 THAN        AFDC        THAN
                                21 YEARS     MALE       21 YEARS                                                        NON AFDC
                                GREATER                  GREATER    AFDC                                  MED     MED   PREGNANT
                                 THAN                      THAN     FEMALE           DISABLED  DISABLED   NEEDY   NEEDY   FEMALE
  NO      MONTH     0-12 MOS    12 MOS    21 + YEARS     12 MOS   21 + YEARS   AGED    MALE     FEMALE    CHILD   OTHER  (SOBRA)
----------------------------------------------------------------------------------------------------------------------------------
  1     JULY
----------------------------------------------------------------------------------------------------------------------------------
  2     AUGUST
----------------------------------------------------------------------------------------------------------------------------------
  3     SEPTEMBER
----------------------------------------------------------------------------------------------------------------------------------
  4     OCTOBER
----------------------------------------------------------------------------------------------------------------------------------
  5     NOVEMBER
----------------------------------------------------------------------------------------------------------------------------------
  6     DECEMBER
----------------------------------------------------------------------------------------------------------------------------------
  7     JANUARY
----------------------------------------------------------------------------------------------------------------------------------
  8     FEBRUARY
----------------------------------------------------------------------------------------------------------------------------------
  9     MARCH
----------------------------------------------------------------------------------------------------------------------------------
 10     APRIL
----------------------------------------------------------------------------------------------------------------------------------
 11     MAY
----------------------------------------------------------------------------------------------------------------------------------
 12     JUNE
----------------------------------------------------------------------------------------------------------------------------------
 13     TOTAL              0           0           0           0           0      0         0         0       0       0         0
----------------------------------------------------------------------------------------------------------------------------------

  1         2            14          15           16
------------------------------------------------------------
                                               MEDICAID
                                                 TOTAL
 LINE                RESTRICTION             (SUM OF COLS
  NO      MONTH        CLIENTS      AIDS       3 THRU 15)
------------------------------------------------------------
  1     JULY                                             0
------------------------------------------------------------
  2     AUGUST                                           0
------------------------------------------------------------
  3     SEPTEMBER                                        0
------------------------------------------------------------
  4     OCTOBER                                          0
------------------------------------------------------------
  5     NOVEMBER                                         0
------------------------------------------------------------
  6     DECEMBER                                         0
------------------------------------------------------------
  7     JANUARY                                          0
------------------------------------------------------------
  8     FEBRUARY                                         0
------------------------------------------------------------
  9     MARCH                                            0
------------------------------------------------------------
 10     APRIL                                            0
------------------------------------------------------------
 11     MAY                                              0
------------------------------------------------------------
 12     JUNE                                             0
------------------------------------------------------------
 13     TOTAL                  0       0                 0
------------------------------------------------------------

PROVIDER NAME:              ________________________________________________       ATTACHMENT E                       ATTACHMENT E
SERVICE REPORTING PERIOD:     BEGINNING_______________  ENDING  ____________    TABLE 2 PAGE 1 OF 2                        TABLE 2
PAYMENT DATES:                BEGINNING_______________  ENDING  ____________    REVENUES AND COST                     Page 2 of 15

                                              ----------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-----------------
  1                  2                          3             4            5             6            7            8          9
------------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL UTAH                     AFDC                      AFDC
                                            OPERATIONS                     MALE                     FEMALE
                                                                           LESS                      LESS
                                                                           THAN                      THAN
LINE                                        (INCLUDING     INFANTS      21 YEARS                   21 YEARS
                                                                         GREATER       AFDC         GREATER       AFDC
                                                                           THAN        MALE           THAN       FEMALE
 NO              DESCRIPTION               ALL MEDICAID)   0-12 MOS      12 MOS      21 + YEARS     12 MOS     21 + YEARS    AGED
------------------------------------------------------------------------------------------------------------------------------------
               REVENUES                                                  ROUND TO THE NEAREST DOLLAR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 1    PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
 2    DELIVERY FEES (CHILD BIRTH)
------------------------------------------------------------------------------------------------------------------------------------
 3    REINSURANCE
------------------------------------------------------------------------------------------------------------------------------------
 4    STOP LOSS
------------------------------------------------------------------------------------------------------------------------------------
 5    TPL COLLECTIONS - MEDICARE
------------------------------------------------------------------------------------------------------------------------------------
 6    TPL COLLECTIONS - OTHER
------------------------------------------------------------------------------------------------------------------------------------
 7    OTHER (SPECIFY)
------------------------------------------------------------------------------------------------------------------------------------
 8    OTHER (SPECIFY)
------------------------------------------------------------------------------------------------------------------------------------
 9    TOTAL REVENUES                                 $ 0         $ 0           $ 0          $ 0          $ 0          $ 0      $ 0
------------------------------------------------------------------------------------------------------------------------------------
            MEDICAL COSTS                                                ROUND TO THE NEAREST DOLLAR
------------------------------------------------------------------------------------------------------------------------------------
 10   INPATIENT HOSPITAL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 11   OUTPATIENT HOSPITAL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 12   EMERGENCY DEPARTMENT SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 13   PRIMARY CARE PHYSICIAN SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 14   SPECIALTY CARE PHYSICIAN SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 15   ADULT SCREENING SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 16   VISION CARE - OPTOMETRIC SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 17   VISION CARE - OPTICAL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 18   LABORATORY (PATHOLOGY) SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 19   RADIOLOGY SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 20   PHYSICAL AND OCCUPATIONAL THERAPY
------------------------------------------------------------------------------------------------------------------------------------
 21   SPEECH AND HEARING SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 22   PODIATRY SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 23   END STAGE RENAL DISEASE
       (ESRD) SERVICES-DIALYSIS
------------------------------------------------------------------------------------------------------------------------------------
 24   HOME HEALTH SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 25   HOSPICE SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 26   PRIVATE DUTY NURSING
------------------------------------------------------------------------------------------------------------------------------------
 27   MEDICAL SUPPLIES AND MEDICAL
       EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
 28   ABORTIONS
------------------------------------------------------------------------------------------------------------------------------------
 29   STERILIZATIONS
------------------------------------------------------------------------------------------------------------------------------------
 30   DETOXIFICATION
------------------------------------------------------------------------------------------------------------------------------------
 31   ORGAN TRANSPLANTS
------------------------------------------------------------------------------------------------------------------------------------
 32   OTHER OUTSIDE MEDICAL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 33   LONG TERM CARE
------------------------------------------------------------------------------------------------------------------------------------
 34   TRANSPORTATION SERVICES
------------------------------------------------------------------------------------------------------------------------------------
 35   OTHER (SPECIFY)
------------------------------------------------------------------------------------------------------------------------------------
 36   TOTAL MEDICAL COSTS                            $ 0         $ 0           $ 0          $ 0          $ 0          $ 0      $ 0
------------------------------------------------------------------------------------------------------------------------------------


                                              ----------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-----------------
                                              10         11        12      13        14          15           16           17
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  NON AFDC                              MEDICAID
                                                                   MED     MED    PREGNANT                                TOTAL
LINE                                        DISABLED   DISABLED   NEEDY   NEEDY    FEMALE    RESTRICTION              (SUM OF COLS
 NO              DESCRIPTION                  MALE      FEMALE    CHILD   OTHER   (SOBRA)      CLIENTS       AIDS       4 THRU 16)
----------------------------------------------------------------------------------------------------------------------------------
                 REVENUES                                                ROUND TO THE NEAREST DOLLAR
----------------------------------------------------------------------------------------------------------------------------------
 1    PREMIUMS                                                                                                                 $ 0
----------------------------------------------------------------------------------------------------------------------------------
 2    DELIVERY FEES (CHILD BIRTH)                                                                                              $ 0
----------------------------------------------------------------------------------------------------------------------------------
 3    REINSURANCE                                                                                                              $ 0
----------------------------------------------------------------------------------------------------------------------------------
 4    STOP LOSS                                                                                                                $ 0
----------------------------------------------------------------------------------------------------------------------------------
 5    TPL COLLECTIONS - MEDICARE                                                                                               $ 0
----------------------------------------------------------------------------------------------------------------------------------
 6    TPL COLLECTIONS - OTHER                                                                                                  $ 0
----------------------------------------------------------------------------------------------------------------------------------
 7    OTHER (SPECIFY)                                                                                                          $ 0
----------------------------------------------------------------------------------------------------------------------------------
 8    OTHER (SPECIFY)                                                                                                          $ 0
----------------------------------------------------------------------------------------------------------------------------------
 9    TOTAL REVENUES                             $ 0        $ 0     $ 0     $ 0        $ 0            $ 0      $ 0             $ 0
----------------------------------------------------------------------------------------------------------------------------------
              MEDICAL COSTS                                              ROUND TO THE NEAREST DOLLAR
----------------------------------------------------------------------------------------------------------------------------------
 10   INPATIENT HOSPITAL SERVICES                                                                                              $ 0
----------------------------------------------------------------------------------------------------------------------------------
 11   OUTPATIENT HOSPITAL SERVICES                                                                                             $ 0
----------------------------------------------------------------------------------------------------------------------------------
 12   EMERGENCY DEPARTMENT SERVICES                                                                                            $ 0
----------------------------------------------------------------------------------------------------------------------------------
 13   PRIMARY CARE PHYSICIAN SERVICES                                                                                          $ 0
----------------------------------------------------------------------------------------------------------------------------------
 14   SPECIALTY CARE PHYSICIAN SERVICES                                                                                        $ 0
----------------------------------------------------------------------------------------------------------------------------------
 15   ADULT SCREENING SERVICES                                                                                                 $ 0
----------------------------------------------------------------------------------------------------------------------------------
 16   VISION CARE - OPTOMETRIC SERVICES                                                                                        $ 0
----------------------------------------------------------------------------------------------------------------------------------
 17   VISION CARE - OPTICAL SERVICES                                                                                           $ 0
----------------------------------------------------------------------------------------------------------------------------------
 18   LABORATORY (PATHOLOGY) SERVICES                                                                                          $ 0
----------------------------------------------------------------------------------------------------------------------------------
 19   RADIOLOGY SERVICES                                                                                                       $ 0
----------------------------------------------------------------------------------------------------------------------------------
 20   PHYSICAL AND OCCUPATIONAL THERAPY                                                                                        $ 0
----------------------------------------------------------------------------------------------------------------------------------
 21   SPEECH AND HEARING SERVICES                                                                                              $ 0
----------------------------------------------------------------------------------------------------------------------------------
 22   PODIATRY SERVICES                                                                                                        $ 0
----------------------------------------------------------------------------------------------------------------------------------
 23   END STAGE RENAL DISEASE
       (ESRD) SERVICES-DIALYSIS                                                                                                $ 0
----------------------------------------------------------------------------------------------------------------------------------
 24   HOME HEALTH SERVICES                                                                                                     $ 0
----------------------------------------------------------------------------------------------------------------------------------
 25   HOSPICE SERVICES                                                                                                         $ 0
----------------------------------------------------------------------------------------------------------------------------------
 26   PRIVATE DUTY NURSING                                                                                                     $ 0
----------------------------------------------------------------------------------------------------------------------------------
 27   MEDICAL SUPPLIES AND MEDICAL
       EQUIPMENT                                                                                                               $ 0
----------------------------------------------------------------------------------------------------------------------------------
 28   ABORTIONS                                                                                                                $ 0
----------------------------------------------------------------------------------------------------------------------------------
 29   STERILIZATIONS                                                                                                           $ 0
----------------------------------------------------------------------------------------------------------------------------------
 30   DETOXIFICATION                                                                                                           $ 0
----------------------------------------------------------------------------------------------------------------------------------
 31   ORGAN TRANSPLANTS                                                                                                        $ 0
----------------------------------------------------------------------------------------------------------------------------------
 32   OTHER OUTSIDE MEDICAL SERVICES                                                                                           $ 0
----------------------------------------------------------------------------------------------------------------------------------
 33   LONG TERM CARE                                                                                                           $ 0
----------------------------------------------------------------------------------------------------------------------------------
 34   TRANSPORTATION SERVICES                                                                                                  $ 0
----------------------------------------------------------------------------------------------------------------------------------
 35   OTHER (SPECIFY)                                                                                                          $ 0
----------------------------------------------------------------------------------------------------------------------------------
 36   TOTAL MEDICAL COSTS                        $ 0        $ 0     $ 0     $ 0        $ 0            $ 0      $ 0             $ 0
----------------------------------------------------------------------------------------------------------------------------------

PROVIDER NAME:                                                      ATTACHMENT E                                    ATTACHMENT E

SERVICE REPORTING PERIOD:                                        TABLE 2 PAGE 2 OF 2                                     TABLE 2

PAYMENT DATES:                                                   REVENUES AND COST                                  Page 3 of 15


                                              ----------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-----------------
  1                   2                         3             4            5             6            7            8          9
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL UTAH                     AFDC                       AFDC
                                            OPERATIONS                     MALE                      FEMALE
                                                                           LESS                       LESS
                                                                           THAN                       THAN
LINE                                        (INCLUDING     INFANTS       21 YEARS                   21 YEARS
                                                                          GREATER       AFDC         GREATER      AFDC
                                                                            THAN        MALE           THAN      FEMALE
 NO              DESCRIPTION               ALL MEDICAID)   0-12 MOS       12 MOS     21 + YEARS      12 MOS     21 + YEARS    AGED
----------------------------------------------------------------------------------------------------------------------------------
            ADMINISTRATIVE COSTS                                         ROUND TO THE NEAREST DOLLAR
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 37   ADMINISTRATION - ADVERTISING
----------------------------------------------------------------------------------------------------------------------------------
 38   HOME OFFICE INDIRECT COST
       ALLOCATIONS
----------------------------------------------------------------------------------------------------------------------------------
 39   UTILIZATION
----------------------------------------------------------------------------------------------------------------------------------
 40   ADMINISTRATION - OTHER
----------------------------------------------------------------------------------------------------------------------------------
 41   TOTAL ADMINISTRATIVE COSTS                     $ 0         $ 0           $ 0          $ 0          $ 0          $ 0      $ 0
----------------------------------------------------------------------------------------------------------------------------------
 42   TOTAL COSTS (MED & ADMIN)                      $ 0         $ 0           $ 0          $ 0          $ 0          $ 0      $ 0
----------------------------------------------------------------------------------------------------------------------------------
 43   NET INCOME [Gain or (Loss)]                    $ 0         $ 0           $ 0          $ 0          $ 0          $ 0      $ 0
----------------------------------------------------------------------------------------------------------------------------------
 44   ENROLLEE MONTHS                                              0             0            0            0            0        0
----------------------------------------------------------------------------------------------------------------------------------
 45   MEDICAL COST @ ENROLLEE MO
0----------------------------------------------------------------------------------------------------------------------------------
 46   ADMIN COST @ ENROLLEE MO
----------------------------------------------------------------------------------------------------------------------------------
 47   TOTAL COST @ ENROLLEE MO
----------------------------------------------------------------------------------------------------------------------------------
               OTHER DATA
------------------------------------------                ------------------------------------------------------------------------
 48   TPL SAVINGS - COST AVOIDANCE **
------------------------------------------                ------------------------------------------------------------------------
 49   DUPLICATE PREMIUMS ***
------------------------------------------                ------------------------------------------------------------------------
 50   NUMBER OF DELIVERIES ****
------------------------------------------                ------------------------------------------------------------------------
 51   FAMILY PLANNING SERVICES
------------------------------------------                ------------------------------------------------------------------------
 52   REINSURANCE PREMIUMS RECEIVED
------------------------------------------                ------------------------------------------------------------------------
 53   REINSURANCE PREMIUMS PAID
------------------------------------------                ------------------------------------------------------------------------
 54   ADMINISTRATIVE REVENUE
       RETAINED BY THE CONTRACTOR
------------------------------------------                ------------------------------------------------------------------------


                                              ----------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-----------------
                                              10         11        12      13        14          15           16           17
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  NON AFDC                              MEDICAID
                                                                   MED     MED    PREGNANT                                TOTAL
LINE                                        DISABLED   DISABLED   NEEDY   NEEDY    FEMALE    RESTRICTION              (SUM OF COLS
 NO              DESCRIPTION                  MALE      FEMALE    CHILD   OTHER   (SOBRA)      CLIENTS       AIDS       4 THRU 16)
----------------------------------------------------------------------------------------------------------------------------------
            ADMINISTRATIVE COSTS                                         ROUND TO THE NEAREST DOLLAR
----------------------------------------------------------------------------------------------------------------------------------
 37   ADMINISTRATION - ADVERTISING                                                                                             $ 0
----------------------------------------------------------------------------------------------------------------------------------
 38   HOME OFFICE INDIRECT COST
       ALLOCATIONS                                                                                                             $ 0
----------------------------------------------------------------------------------------------------------------------------------
 39   UTILIZATION                                                                                                              $ 0
----------------------------------------------------------------------------------------------------------------------------------
 40   ADMINISTRATION - OTHER                                                                                                   $ 0
----------------------------------------------------------------------------------------------------------------------------------
 41   TOTAL ADMINISTRATIVE COSTS                 $ 0        $ 0     $ 0     $ 0        $ 0           $ 0        $ 0            $ 0
----------------------------------------------------------------------------------------------------------------------------------
 42   TOTAL COSTS (MED & ADMIN)                  $ 0        $ 0     $ 0     $ 0        $ 0           $ 0        $ 0            $ 0
----------------------------------------------------------------------------------------------------------------------------------
 43   NET INCOME [Gain or (Loss)]                $ 0        $ 0     $ 0     $ 0        $ 0           $ 0        $ 0            $ 0
----------------------------------------------------------------------------------------------------------------------------------
 44   ENROLLEE MONTHS                              0          0       0       0          0             0          0              0
----------------------------------------------------------------------------------------------------------------------------------
 45   MEDICAL COST @ ENROLLEE MO
----------------------------------------------------------------------------------------------------------------------------------
 46   ADMIN COST @ ENROLLEE MO
----------------------------------------------------------------------------------------------------------------------------------
 47   TOTAL COST @ ENROLLEE MO
----------------------------------------------------------------------------------------------------------------------------------
               OTHER DATA
----------------------------------------------------------------------------------------------------------------------------------
 48   TPL SAVINGS - COST AVOIDANCE **                                                                                          $ 0
----------------------------------------------------------------------------------------------------------------------------------
 49   DUPLICATE PREMIUMS ***                                                                                                   $ 0
----------------------------------------------------------------------------------------------------------------------------------
 50   NUMBER OF DELIVERIES ****                                                                                                  0
----------------------------------------------------------------------------------------------------------------------------------
 51   FAMILY PLANNING SERVICES                                                                                                 $ 0
----------------------------------------------------------------------------------------------------------------------------------
 52   REINSURANCE PREMIUMS RECEIVED                                                                                            $ 0
----------------------------------------------------------------------------------------------------------------------------------
 53   REINSURANCE PREMIUMS PAID                                                                                                $ 0
----------------------------------------------------------------------------------------------------------------------------------
 54   ADMINISTRATIVE REVENUE
       RETAINED BY THE CONTRACTOR                                                                                              $ 0
----------------------------------------------------------------------------------------------------------------------------------

** COST OF SERVICES PROVIDED TO HMO CLIENTS, NOT PAID FOR BY HMO, E.G."AVOIDED", BECAUSE OTHER INSURANCE PAID FOR IT.
*** CASH AMOUNT RETURNED TO MEDICAID BY HMO BECAUSE HMO CLIENT WAS COVERED IN THE SAME HMO BY ANOTHER CARRIER.
**** NUMBER OF CHILDREN DELIVERED. THIS NUMBER TIMES RATES SHOULD EQUAL
     DELIVERY REVENUE.

     In this Medicaid portion, include only costs for Medicaid clients under the capitation agreement - exclude revenue, costs & TPL categories per this form that do not apply to your organization or contract.

                                                                    Attachment E
                                                                    Page 4 of 15

            MEDICAL SERVICES REVENUE AND COST DEFINITIONS FOR TABLE 2

REVENUES (Report all revenues received or receivable at the end-of-period date on the form)

1.   Premiums

     Report premium payments received or receivable from the DEPARTMENT.

2.   Delivery Fees

     Report the delivery fee received or receivable from the DEPARTMENT.

3.   Reinsurance

     Report the reinsurance payments received or receivable from the REINSURANCE CARRIER (See Attachment F, Section D, Items 1 and 2).

4.   Stop Loss

     Report stop loss payments received or receivable from the DEPARTMENT (See Attachment F, Section D, Item 2).

5.   TPL Collections - Medicare

     Report all third party collections received from Medicare.

6.   TPL Collections - Other

     Report all third party collections received other than Medicare collections. (Report TPL savings because of cost avoidance as a memo amount on line 48).

7.   Other (specify)

8.   Other (specify)

     For lines seven and eight: Report all other revenue not included in lines one through six. (There may not be any amount to report; however, this line can be used to report revenue from total Utah operations that do not fit lines one through six.)

9.   TOTAL REVENUES

     Total lines one through eight.

NOTE: Duplicate premiums are not considered a cost or revenue as they are collected by the CONTRACTOR and paid to the DEPARTMENT. Therefore, the payment to the DEPARTMENT would reduce or offset the revenue recorded when the duplicate premium was received. However, line 49 has been established for reporting duplicate premiums as a memo amount.

                                                                    Attachment E
                                                                    Page 5 of 15

MEDICAL COSTS: Report all costs accrued as of the ending date on the form. In the first data column (column 3), report all costs for Utah operations per the general ledger. In the 14 Medicaid data columns (columns 4 through 17), report only costs for Medicaid Enrollees.

10.  Inpatient Hospital Services

     Costs incurred in providing inpatient hospital services to Enrollees confined to a hospital.

11.  Outpatient Hospital Services

     Costs incurred in providing outpatient hospital services to Enrollees, not including services provided in the emergency department.

12.  Emergency Department Services

     Costs incurred in providing outpatient hospital emergency room services to Enrollees.

13. Primary Care Physician Services (Including EPSDT Services, Prenatal Care, and Family Planning Services)

     All costs incurred for Enrollees as a result of providing primary care physician, osteopath, physician assistant, nurse practitioner, and nurse midwife services, including payroll expenses, any capitation and/or contract payments, fee-for-service payments, fringe benefits, travel and office supplies.

14. Specialty Care Physician Services (Including EPSDT Services, Prenatal Care, and Family Planning Services)

     All costs incurred as a result of providing specialty care physician, osteopath, physician assistant, nurse practitioner, and nurse midwife services to Enrollees, including payroll expenses, any capitation and/or contract payments, fee-for-service payments, fringe benefits, travel and office supplies.

15.  Adult Screening Services

     Expenses associated with providing screening services to Enrollees.

16.  Vision Care - Optometric Services

     Included are payroll costs, any capitation and/or contract payments, and fee-for-service payments for services and procedures performed by an optometrist and other non-payroll expenses directly related to providing optometric services for Enrollees.

17.  Vision Care - Optical Services

     Included are payroll costs, any capitation and/or contract payments and fee-for-service payments for services and procedures performed by an optician and other supportive staff, cost of eyeglass frames and lenses and other non-payroll expenses directly related to providing optical services for Enrollees.

                                                                    Attachment E
                                                                    Page 6 of 15

18.  Laboratory (Pathology) Services

     Costs incurred as a result of providing pathological tests or services to Enrollees including payroll expenses, any capitation and/or contract payments, fee-for-service payments and other expenses directly related to in-house laboratory services. Excluded are costs associated with a hospital visit.

19.  Radiology Services

     Cost incurred in providing x-ray services to Enrollees, including x-ray payroll expenses, any capitation and/or contract payments, fee-for-service payments, and occupancy overhead costs. Excluded are costs associated with a hospital visit.

20.  Physical and Occupational Therapy

     Included are payroll costs, any capitation and/or contract payments, fee-for-service costs, and other non-payroll expenditures directly related to providing physical and occupational therapy services.

21.  Speech and Hearing Services

     Payroll costs, any capitation and/or contract payments, fee-for-service payments, and non-payroll costs directly related to providing speech and hearing services for Enrollees.

22.  Podiatry Services

     Salary expenses or outside claims, capitation and/or contract payments, fee-for-service payments, and non-payroll costs directly related to providing services rendered by a podiatrist to Enrollees.

23.  End Stage Renal Disease (ESRD) Services - Dialysis

     Costs incurred in providing renal dialysis (ESRD) services to Enrollees.

24.  Home Health Services

     Included are payroll costs, any capitation and/or contract payments, fee-for-service payments, and other non-payroll expenses directly related to providing home health services for Enrollees.

25.  Hospice Services

     Expenses related to hospice care for Enrollees including home care, general inpatient care for Enrollees suffering terminal illness and inpatient respite care for caregivers of Enrollees suffering terminal illness.

26.  Private Duty Nursing

     Expenses associated with private duty nursing for Enrollees.

                                                                    Attachment E
                                                                    Page 7 of 15

27.  Medical Supplies and Medical Equipment

     This cost center contains fee-for-service cost for outside acquisition of medical requisites, special appliances as prescribed by the CONTRACTOR to Enrollees.

28.  Abortions

     Medical and hospital costs incurred in providing abortions for Enrollees.

29.  Sterilizations

     Medical and hospital costs incurred in providing sterilizations for Enrollees.

30.  Detoxification

     Medical and hospital costs incurred in providing treatment for substance abuse and dependency (detoxification) for Enrollees.

31.  Organ Transplants

     Medical and hospital costs incurred in providing transplants for Enrollees.

32.  Other Outside Medical Services

     The costs for specialized testing and outpatient surgical centers for Enrollees ordered by the CONTRACTOR.

33.  Long Term Care

     Costs incurred in providing long-term care for Enrollees required under Attachment C.

34.  Transportation Services

     Costs incurred in providing ambulance (ground and air) services for Enrollees.

35.  Other

     Report costs not otherwise reported.

36.  TOTAL MEDICAL COSTS

     Total lines 10 through 35.

                                                                    Attachment E
                                                                    Page 8 of 15

ADMINISTRATIVE COSTS

Report payroll costs, any capitation and/or contract payments, non-payroll costs and occupancy overhead costs for accounting services, claims processing services, health plan services, data processing services, purchasing, personnel, Medicaid marketing and regional administration.

Report the administration cost under four categories - advertising, home office indirect cost allocation, utilization and all other administrative costs. If there are no advertising costs or indirect home office cost allocations, report a zero amount in the applicable lines.

37.  Administration - Advertising

38.  Home Office Indirect Cost Allocations

39.  Utilization

     Payroll cost and any capitation and/or contract payments for utilization staff and other non-payroll costs directly associated with controlling and monitoring outside physician referral and hospital admission and discharges of Enrollees.

40.  Administration - Other

41.  TOTAL ADMINISTRATIVE COSTS

     Total lines 37 through 40.

42.  TOTAL COSTS (Medical and Administrative)

     Total lines 36 and 41.

43.  NET INCOME (Gain or Loss)

     Line 9 minus line 42.

44.  ENROLLEE MONTHS

     Total Enrollee months for period of time being reported.

45.  MEDICAL COSTS PER ENROLLEE MONTH

     Line 36 divided by line 44.

46.  ADMINISTRATIVE COSTS PER ENROLLEE MONTH

     Line 41 divided by line 44.

47.  TOTAL COSTS PER ENROLLEE MONTH

     Line 42 divided by line 44.

                                                                    Attachment E
                                                                    Page 9 of 15

OTHER DATA

48.  TPL Savings - Cost Avoidance

49.  Duplicate Premiums

     Include all premiums received for Enrollees from all sources other than Medicaid.

50.  Number of Deliveries

     Total number of Enrollee deliveries when the delivery occurred at 24 weeks or later.

51.  Family Planning Services

     Include costs associated with family planning services as defined in Attachment C (Covered Services, Section V, Family Planning Services).

52.  Reinsurance Premiums Received

     Include the reinsurance premiums received or receivable from the DEPARTMENT.

53.  Reinsurance Premiums Paid.

     Include reinsurance premiums paid to the REINSURANCE CARRIER.

54.  Administrative Revenue Retained by the CONTRACTOR

     Include the administrative revenue retained by the CONTRACTOR from the reinsurance premiums received or receivable from the DEPARTMENT.

PROVIDER NAME:              ______________________________________________        ATTACHMENT E                          ATTACHMENT E

SERVICE REPORTING PERIOD:   BEGINNING_______________  ENDING  ____________      TABLE 3 PAGE 1 OF 1                          TABLE 3

PAYMENT DATES:              BEGINNING_______________  ENDING  ____________         UTILIZATION                         Page 10 of 15

                                                     -----------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-------------
  1                   2                                    3             4            5           6            7          8
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              AFDC
                                                                   AFDC MALE                  FEMALE
                                                                   LESS THAN                  LESS THAN
                   SERVICE                                         21 YEARS                   21 YEARS
                 DESCRIPTION                                       GREATER                    GREATER         AFDC
 LINE  (REFER TO THE UNIT OF SERVICE)                   INFANTS    THAN           AFDC MALE   THAN           FEMALE
  NO   DEFINITIONS IN THE INSTRUCTIONS)                 0-12 MOS   12 MOS        21 + YEARS   12 MOS        21 + YEARS   AGED
--------------------------------------------------------------------------------------------------------------------------------
   1   HOSPITAL SERVICES - GENERAL DAYS
--------------------------------------------------------------------------------------------------------------------------------
   2   HOSPITAL SERVICES - DISCHARGES
--------------------------------------------------------------------------------------------------------------------------------
   3   HOSPITAL SERVICES - OUTPATIENT VISITS
--------------------------------------------------------------------------------------------------------------------------------
   4   EMERGENCY DEPARTMENT VISITS
--------------------------------------------------------------------------------------------------------------------------------
   5   PRIMARY CARE PHYSICIAN SERVICES
--------------------------------------------------------------------------------------------------------------------------------
   6   SPECIALTY CARE PHYSICIAN SERVICES
--------------------------------------------------------------------------------------------------------------------------------
   7   ADULT SCREENING SERVICES
--------------------------------------------------------------------------------------------------------------------------------
   8   VISION CARE - OPTOMETRIC SERVICES
--------------------------------------------------------------------------------------------------------------------------------
   9   VISION CARE - OPTICAL SERVICES
--------------------------------------------------------------------------------------------------------------------------------
  10   LABORATORY (PATHOLOGY) PROCEDURES
--------------------------------------------------------------------------------------------------------------------------------
  11   RADIOLOGY PROCEDURES
--------------------------------------------------------------------------------------------------------------------------------
  12   PHYSICAL AND OCCUPATIONAL THERAPY SERVICES
--------------------------------------------------------------------------------------------------------------------------------
  13   SPEECH AND HEARING SERVICES
--------------------------------------------------------------------------------------------------------------------------------
  14   PODIATRY SERVICES
--------------------------------------------------------------------------------------------------------------------------------
  15   END STAGE RENAL DISEASE (ESRD) SERVICES - DIALYSIS
--------------------------------------------------------------------------------------------------------------------------------
  16   HOME HEALTH SERVICES
--------------------------------------------------------------------------------------------------------------------------------
  17   HOSPICE DAYS
--------------------------------------------------------------------------------------------------------------------------------
  18   PRIVATE DUTY NURSING SERVICES
--------------------------------------------------------------------------------------------------------------------------------
  19   MEDICAL SUPPLIES AND MEDICAL EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------------
  20   ABORTIONS PROCEDURES
--------------------------------------------------------------------------------------------------------------------------------
  21   STERILIZATION PROCEDURES
--------------------------------------------------------------------------------------------------------------------------------
  22   DETOXIFICATION DAYS
--------------------------------------------------------------------------------------------------------------------------------
  23   ORGAN TRANSPLANTS
--------------------------------------------------------------------------------------------------------------------------------
  24   OTHER OUTSIDE MEDICAL SERVICES
--------------------------------------------------------------------------------------------------------------------------------
  25   LONG TERM CARE FACILITY DAYS
--------------------------------------------------------------------------------------------------------------------------------
  26   TRANSPORTATION TRIPS
--------------------------------------------------------------------------------------------------------------------------------
  27   OTHER (SPECIFY)
--------------------------------------------------------------------------------------------------------------------------------

                                                     -----------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-------------
  1                   2                                  9          10        11     12      13         14        15        16
----------------------------------------------------------------------------------------------------------------------------------
                   SERVICE                                                                NON AFDC  RESTRICTION          MEDICAID
                 DESCRIPTION                                                 MED    MED   PREGNANT    CLIENTS             TOTAL
 LINE  (REFER TO THE UNIT OF SERVICE)                 DISABLED   DISABLED   NEEDY  NEEDY   FEMALE   RESTRICTION       (SUM OF COLS
  NO   DEFINITIONS IN THE INSTRUCTIONS)                 MALE      FEMALE    CHILD  OTHER   (SOBRA)    CLIENTS    AIDS   3 THRU 15)
----------------------------------------------------------------------------------------------------------------------------------
   1   HOSPITAL SERVICES - GENERAL DAYS                                                                                          0
----------------------------------------------------------------------------------------------------------------------------------
   2   HOSPITAL SERVICES - DISCHARGES                                                                                            0
----------------------------------------------------------------------------------------------------------------------------------
   3   HOSPITAL SERVICES - OUTPATIENT VISITS                                                                                     0
----------------------------------------------------------------------------------------------------------------------------------
   4   EMERGENCY DEPARTMENT VISITS                                                                                               0
----------------------------------------------------------------------------------------------------------------------------------
   5   PRIMARY CARE PHYSICIAN SERVICES                                                                                           0
----------------------------------------------------------------------------------------------------------------------------------
   6   SPECIALTY CARE PHYSICIAN SERVICES                                                                                         0
----------------------------------------------------------------------------------------------------------------------------------
   7   ADULT SCREENING SERVICES                                                                                                  0
----------------------------------------------------------------------------------------------------------------------------------
   8   VISION CARE - OPTOMETRIC SERVICES                                                                                         0
----------------------------------------------------------------------------------------------------------------------------------
   9   VISION CARE - OPTICAL SERVICES                                                                                            0
----------------------------------------------------------------------------------------------------------------------------------
  10   LABORATORY (PATHOLOGY) PROCEDURES                                                                                         0
----------------------------------------------------------------------------------------------------------------------------------
  11   RADIOLOGY PROCEDURES                                                                                                      0
----------------------------------------------------------------------------------------------------------------------------------
  12   PHYSICAL AND OCCUPATIONAL THERAPY SERVICES                                                                                0
----------------------------------------------------------------------------------------------------------------------------------
  13   SPEECH AND HEARING SERVICES                                                                                               0
----------------------------------------------------------------------------------------------------------------------------------
  14   PODIATRY SERVICES                                                                                                         0
----------------------------------------------------------------------------------------------------------------------------------
  15   END STAGE RENAL DISEASE (ESRD) SERVICES -
        DIALYSIS                                                                                                                 0
----------------------------------------------------------------------------------------------------------------------------------
  16   HOME HEALTH SERVICES                                                                                                      0
----------------------------------------------------------------------------------------------------------------------------------
  17   HOSPICE DAYS                                                                                                              0
----------------------------------------------------------------------------------------------------------------------------------
  18   PRIVATE DUTY NURSING SERVICES                                                                                             0
----------------------------------------------------------------------------------------------------------------------------------
  19   MEDICAL SUPPLIES AND MEDICAL EQUIPMENT                                                                                    0
----------------------------------------------------------------------------------------------------------------------------------
  20   ABORTIONS PROCEDURES                                                                                                      0
----------------------------------------------------------------------------------------------------------------------------------
  21   STERILIZATION PROCEDURES                                                                                                  0
----------------------------------------------------------------------------------------------------------------------------------
  22   DETOXIFICATION DAYS                                                                                                       0
----------------------------------------------------------------------------------------------------------------------------------
  23   ORGAN TRANSPLANTS                                                                                                         0
----------------------------------------------------------------------------------------------------------------------------------
  24   OTHER OUTSIDE MEDICAL SERVICES                                                                                            0
----------------------------------------------------------------------------------------------------------------------------------
  25   LONG TERM CARE FACILITY DAYS                                                                                              0
----------------------------------------------------------------------------------------------------------------------------------
  26   TRANSPORTATION TRIPS                                                                                                      0
----------------------------------------------------------------------------------------------------------------------------------
  27   OTHER (SPECIFY)                                                                                                           0
----------------------------------------------------------------------------------------------------------------------------------

NOTE: MEDICAL REQUISITIONS HAS BEEN DITCHED!!

                                  ATTACHMENT E
                                     TABLE 3

                                                                    Attachment E
                                                                   Page 11 of 15

              MEDICAL SERVICES UTILIZATION DEFINITIONS FOR TABLE 3

MEDICAL SERVICES

1.   Hospital Services - General Days

     Record total number of inpatient hospital days associated with inpatient medical care.

2.   Hospital Services - Discharges

     Record total number of inpatient hospital discharges.

3.   Hospital Services - Outpatient Visits

     Record total number of outpatient visits.

4.   Emergency Department Visits

     Record total number of emergency room visits

5.   Primary Care Physician Services

     Number of services and procedures defined by CPT-4 codes provided by primary care physicians or licensed physician extenders or assistants under direct supervision of a physician inclusive of all services except radiology, laboratory and injections/immunizations which should be reported in their appropriate section. The reporting of data under this category includes both outpatient and inpatient services.

6.   Specialty Care Physician Services

     Number of services and procedures defined by CPT-4 codes provided by specialty care physicians or licensed physician extenders or assistants under direct supervision of a physician inclusive of all services except radiology, laboratory and injections/immunizations which should be reported in their appropriate section. The reporting of data under this category includes both outpatient and inpatient services.

7.   Adult Screening Services

     Number of adult screenings performed.

8.   Vision Care - Optometric Services

     Number of optometric services and procedures performed by an optometrist.

9.   Vision Care - Optical Services

     Number of eye glasses and contact lenses dispensed.

                                                                    Attachment E
                                                                   Page 12 of 15

10.  Laboratory (Pathology) Procedures

     Number of procedures defined by CPT-4 Codes under the Pathology and Laboratory section. Excluded are services performed in conjunction with a hospital outpatient or emergency department visit.

11.  Radiology Procedures

     Number of procedures defined by CPT-4 Codes under the Radiology section. Excluded are services performed in conjunction with a hospital outpatient or emergency department visit.

12.  Physical and Occupational Therapy Services

     Physical therapy refers to physical and occupational therapy services and procedures performed by a physician or physical therapist.

13.  Speech and Hearing Services

     Number of services and procedures.

14.  Podiatry Services

     Number of services and procedures.

15.  End Stage Renal Disease (ESRD) Services - Dialysis

     Number of ESRD procedures provided upon referral.

16.  Home Health Services

     Number of home health visits, such as skilled nursing, home health aide, and personal care aide visits.

17.  Hospice Days

     Number of days hospice care is provided, including respite care.

18.  Private Duty Nursing Services

     Hours of skilled care delivered.

19.  Medical Supplies and Medical Equipment

     Durable medical equipment such as wheelchairs, hearing aids, etc., and nondurable supplies such as oxygen etc.

20.  Abortion Procedures

     Number of procedures performed.

                                                                    Attachment E
                                                                   Page 13 of 15

21.  Sterilization Procedures

     Number of procedures performed.

22.  Detoxification Days

     Days of inpatient detoxification.

23.  Organ Transplants

     Number of transplants.

24.  Other Outside Medical Services

     Specialized testing and outpatient surgical services ordered by IHC.

25.  Long Term Care Facility Days

     Total days associated with long-term care.

26.  Transportation Trips

     Number of ambulance trips.

27.  Other (specify)

                                  ATTACHMENT E
                               TABLE 4 PAGE 1 OF 1
                        MEDICAID MALPRACTICE INFORMATION

PROVIDER NAME:            ______________________________________________________

SERVICE REPORTING PERIOD: BEGINNING ___________  ENDING ____________

ORGANIZATIONS NAMED IN THE MALPRACTICE CLAIM:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

MEDICAL PROFESSIONALS SPECIFIED:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

LOCATIONS WHERE CLAIMS ORIGINATED:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

MEDICAID CLIENT IDENTIFICATION:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

DATES OF SERVICE:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

AWARDS TO MEDICAID CLIENTS - AMOUNTS & DATES PAID

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

HMO'S DIRECT COSTS (IF ANY)

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

ATTACH A SUMMARY OF FACTS FOR EACH CASE, DESCRIBING THE CLAIM, THE CAUSES, CIRCUMSTANCES, ETC.

                                  ATTACHMENT E
                                     TABLE 4

                                                                    Attachment E
                                                                   Page 15 of 15

The information reported on this form should come from known malpractice cases of the MCO providers. This may only be applicable if the MCO was named as a participant in the malpractice suit. However, if suits against MCO providers are known, provide us with information on the Medicaid client(s) involved and any large settlements paid when the information is available.

                   ATTACHMENT F - RATES AND RATE-RELATED TERMS

                             Effective July 1, 1999

                              AMERICAN FAMILY CARE

A.   PREMIUM RATES

     1.   MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS

------------------------------------------------------------------------------
    Age       TANF Male   TANF Male    TANF Female    TANF Female
   0 to1       1 to 21    21 & Over      1 to 21       21 & Over       Aged
==============================================================================
  $ [*]        $  [*]      $   [*]       $  [*]         $  [*]        $ [*]
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Disabled   Disabled   Medically     Medically       Non TANF     Restriction
    Male      Female   Needy Child   Needy Adult      Pregnant F     Program
==============================================================================
  $ [*]        $  [*]      $   [*]       $  [*]         $  [*]        $ [*]
------------------------------------------------------------------------------

     2.   SPECIAL RATE

          An AIDS rate of $[*] per month will be paid in addition to the regular monthly premium when the T-Cell count is below 200.

B.   PER DELIVERY REIMBURSEMENT SCHEDULE

     The DEPARTMENT shall reimburse the CONTRACTOR $[*] per delivery to cover all Medically Necessary antepartum care, delivery, and postpartum professional, facility and ancillary services. The monthly premium amount for the enrollee is in addition to the delivery fee. The delivery payment will be made when the delivery occurs at 22 weeks or later, regardless of viability.

C.   CHEC SCREENING INCENTIVE CLAUSE

     1.   CHEC SCREENING GOAL

          The CONTRACTOR will ensure that Medicaid children have access to appropriate well-child visits. The CONTRACTOR will follow the Utah EPSDT (CHEC) guidelines for the periodicity schedule for well-child protocol. The federal agency, Health Care Financing Administration, mandates that all states have 80% of all children screened. The DEPARTMENT and the CONTRACTOR will work toward that goal.

     2.   CALCULATION OF CHEC INCENTIVE PAYMENT

          The DEPARTMENT will pay the CONTRACTOR $[*] for each percentage point over 60% achieved by the CONTRACTOR. The DEPARTMENT will calculate the CONTRACTOR's annual participation rate based on information supplied by the CONTRACTOR under the EPSDT (CHEC) reporting requirements at the same time each federal fiscal year's HCFA-416 is calculated. Payment will be based on the percentages determined at that time.

     3.   CONTRACTOR'S USE OF INCENTIVE PAYMENT

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the EPSDT (CHEC) participation rate.

D.   STOP-LOSS/REINSURANCE POLICY

     Stop-loss under item #1 below will be administered by a reinsurer, TransAmerica Occidental Life Insurance Company (TransAmerica). TransAmerica will partially administer stop-loss under item #2 below.

     1. REINSURANCE (all services including kidney, liver, and cornea and excluding specific organ transplantations defined in D.2. below)

          Costs, net of TPL, for all inpatient and outpatient services listed in Attachment C (including kidney, liver, and cornea transplantations, but excluding bone marrow, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, multi visceral, combination liver/small bowel, any additional approved transplantations) that are covered on the date of service rendered and incurred from July 1, 1999 through June 30, 2000 by the MCO for an Enrollee shall be shared by Transamerica under the following conditions:

          a. the date of service is from July 1, 1999 through June 30, 2000 (based on date of discharge if inpatient hospital stay);

          b.   paid claims incurred by the MCO exceed $50,000; and

          c. services shall have been incurred by the MCO during the time the client is enrolled with the MCO.

          If the above conditions are met, TransAmerica shall bear [*]% and the MCO shall bear [*]% of the amount that exceeds $50,000.

     2.   STOP-LOSS/REINSURANCE FOR SPECIFIC ORGAN TRANSPLANTATIONS

          Costs, net of TPL, for bone marrow, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, multi visceral, combination liver/small bowel, and any additional approved transplantations (other than kidney, liver, and cornea) that are covered on the date of service rendered and incurred from July 1, 1999 through June 30, 2000 by the

          MCO for an Enrollee shall be shared by the DEPARTMENT, Transamerica and the MCO under the following conditions:

          a. the date of service is from July 1, 1999 through June 30, 2000 (based on date of discharge if inpatient hospital stay);

          b.   paid claims incurred by the MCO exceed $40,000; and

          c. services shall have been incurred by the MCO during the time the client is enrolled with the MCO;

          d. the stop-loss billings for the first $40,000 must be submitted to the DEPARTMENT in a format mutually agreed upon; and

          e. stop-loss billings for the first $40,000 must be submitted to the DEPARTMENT within six months of the end of the Contract year.

          If the above conditions are met, the DEPARTMENT shall reimburse the MCO the first $40,000; TransAmerica, shall bear [*]% and the MCO shall bear [*]% of the amount that exceeds $40,000.

          Stop-loss/reinsurance provisions are normally based on services provided within the contract period ending June 30. However, for purposes of this stop-loss/ reinsurance provision the Contract period is extended for transplantations performed between April 1, 2000 and June 30, 2000. When the transplantation is performed between April 1, 2000 and June 30, 2000 the payment for the first $40,000 of the transplantation costs and the costs that exceed $40,000 can be applied to this stop-loss/reinsurance provision for up to 90 days after the transplantation is performed.

E.   REIMBURSEMENT FOR REINSURANCE

     The CONTRACTOR agrees to purchase reinsurance from TransAmerica at the rate negotiated by the DEPARTMENT of $[*] per Enrollee per month. The DEPARTMENT will reimburse the CONTRACTOR for their premium payments to TransAmerica. In addition, the DEPARTMENT will pay the CONTRACTOR [*]% of the premium to cover reinsurance administrative costs.

     1.   INTERIM PAYMENTS

          Beginning July 1, 1999, the DEPARTMENT will make monthly interim payments to the CONTRACTOR based on the reinsurance premiums the CONTRACTOR pays to Insurance Strategies, an agent of TransAmerica. The reinsurance premiums will be calculated using the previous month's number of Enrollees.

     2.   FINAL SETTLEMENT

          The DEPARTMENT will calculate the actual reinsurance amount due to the CONTRACTOR one month after the end of each contract year. The settlement will be based on actual Enrollee months.

                                                                    ATTACHMENT G

                   UTAH MCO QUALITY ASSURANCE MONITORING PLAN

                                     [SEAL]

                         Utah State Department of Health
                        Division of Health Care Financing
                         Bureau of Managed Health Care
                                  July 1, 1999

                   UTAH MCO QUALITY ASSURANCE MONITORING PLAN
                          BUREAU OF MANAGED HEALTH CARE
                     UTAH DIVISION OF HEALTH CARE FINANCING

AUTHORITY

     The authority for the evaluation of care provided to Medicaid clients by the Managed Care Organizations (MCOs) contracting with the State is found in CFR 417; and 443 Subpart C, D, and E.

PURPOSE

     The purpose of the Utah MCO Quality Assurance Monitoring Plan is to assure quality care is received by the Medicaid client in a cost-effective manner and to monitor that problems identified are addressed to continually improve the quality of services delivered.

METHOD OF REVIEW

     A. Accreditation by a nationally recognized accreditation agency that is also recognized by the State will be accepted to fulfill some standards and requirements. The MCO will have to show proof of accreditation in that area.

     B. State staff and/or an external quality review organization (EQRO) or a combination of the two will monitor other standards and requirements. This will be done by an on-site review or by documentation submitted by the MCO.

DEFINITIONS AND ABBREVIATIONS

     A. Division of Health Care Financing (DHCF)

     B. External Quality Review Organization (EQRO)

     C. Health Maintenance Organization (HMO) - means a public or private organization operating under State law that is federally qualified or meets the State Plan's definition of an HMO. The HMO operates under a prepaid arrangement to provide specified services to a specific group of clients.

     D. Managed Care Organization (MCO) - means an organization that meets the State Plan's definition of an HMO or the State Plan's definition of a prepaid health plan and which provides, either directly or through arrangements with other providers, comprehensive general medical services to Medicaid eligibles on a contractual prepayment basis.

     E. Quality Assurance Plan (QAP)

     F. State Medicaid Agency - means Division of Health Care Financing (DHCF)

Utah division of health care financing                              Page 2 of 39

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

QUALITY ASSURANCE STANDARDS

     All MCOs contracting with the Utah Division of Health Care Financing will be monitored for compliance of the following standards.

Standards I through IX, XV and XVI should be addressed in the MCO's Quality Assurance Plan (QAP). The QAP should also address confidentiality of the information gathered during quality assurance activities.

STANDARD I: WRITTEN QUALITY ASSURANCE PLAN DESCRIPTION. The organization must have a written description of its QAP. The written description must meet the following criteria.

     A. Goals and Objectives - The written description contains a detailed set of quality assurance objectives which are developed annually and include a timetable for implementation and accomplishment.

     B. Scope:

        1. The scope of the QAP is comprehensive, addressing both the quality of clinical care and the quality of non-clinical aspects of service, such as and including: availability, accessibility, coordination, and continuity of care.

        2. The QAP methodology provides for review of the entire range of care provided by the organization, by assuring that all demographic groups, care settings (e.g. inpatient, ambulatory [including care provided in private practice offices], and home care), and types of services (e.g., preventative, primary, specialty care, and ancillary) are included in the scope of the review.

             This review of the entire range of care is expected to be carried out over multiple review periods and not on a concurrent basis.

     C. Specific Activities: - The written description specifies quality of care studies and other activities to be undertaken over a prescribed period of time, and methodologies and organizational arrangements to be used to accomplish them. Individuals responsible for the studies and other activities are clearly identified and are appropriate.

     D. Continuous Activity - The written description provides for continuous performance of the activities, including tracking of issues over time.

     E. Provider Review - The QAP provides for:

        1. Review by physicians and other health professionals of the process followed in the provision of health services; and

        2. Feedback to health professionals and MCO staff regarding performance and patient results.

     F. Focus on health outcomes - The QAP methodology addresses health outcomes to the extent consistent with existing technology.

Utah division of health care financing                              Page 3 of 39

Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

STANDARD II: SYSTEMATIC PROCESS OF QUALITY ASSESSMENT AND IMPROVEMENT. The QAP objectively and systematically monitors and evaluates the quality and appropriateness of care and service to members, through quality of care studies and related activities, and pursues opportunities for improvement on an ongoing basis. The QAP has written guidelines for its quality of care studies and related activities which include:

     A. Specification of clinical or health services delivery areas to be monitored.

        1. The monitoring and evaluation of care reflects the population served by the MCO in terms of age groups, disease categories, and special risk status.

        2. For the Medicaid population, the QAP monitors and evaluates, at a minimum, care and services in certain priority areas of concern selected by the State. This would include studies specified in the Medicaid contract with each individual MCO.

     B. Use of Quality Indicators - Quality indicators are measurable variables relating to a specified clinical or health services delivery area, which are reviewed over a period of time to monitor the process of care delivered in that area.

        1. The organization identifies and uses quality indicators that are objective, measurable, and based on current knowledge and clinical experience.

        2. For the priority areas selected by the State from the HCFA Medicaid Bureau's list of priority clinical and health services delivery areas of concern, the organization monitors and evaluates quality of care through studies which include, but are not limited to those specified in Attachment A.

        3. Methods and frequency of data collection are appropriate and sufficient to detect need for program change.

     C. Use of clinical care standards\practice guidelines.

        1. The studies or other activities of the QAP specify the health service delivery standards or practice guidelines used to monitor the quality of care for each area identified in Standard II A.

        2. The standards/guidelines are based on reasonable scientific evidence and are developed or reviewed by plan providers.

        3. The standards/guidelines focus on the process and outcomes of health care delivery, as well as access to care.

        4. A mechanism is in place for continuously updating the standard/guidelines.

        5. The standards/guidelines shall be disseminated to providers as they are adopted.

        6.   The standards/guidelines address preventive health services.

        7. Standards/guidelines are developed for the full spectrum of populations enrolled in the plan.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

        8. The QAP shall use these standards/guidelines to evaluate the quality of care provided by the MCO's providers.

     D. Analysis of clinical care and related services.

        1. Appropriate clinicians monitor and evaluate quality through review of individual cases where there are questions about care, and through studies analyzing patterns of clinical care and related service. For quality issues identified in the QAP's targeted clinical areas, the analysis includes the identified quality indicators and uses clinical care standards or practice guidelines.

        2. Multidisciplinary teams are used, where indicated, to analyze and address systems issues.

        3. From 1 and 2, clinical and related service areas requiring improvement are identified.

     E. Implementation of remedial/corrective actions.

        The QAP includes written procedures for taking appropriate remedial action whenever services are furnished, or services that should have been furnished were not, as determined under the QAP as inappropriate or substandard. These written remedial/corrective action procedures include:

        1. specification of the types of problems requiring remedial/corrective action;

        2. specification of the person(s) or body responsible for making the final determinations regarding quality problems;

        3.   specific actions to be taken;

        4. provision of feedback to appropriate health professionals, providers and staff;

        5. the schedule and accountability for implementing corrective actions;

        6. the approach to modifying the corrective action if improvements do not occur; and

        7. procedures for terminating the affiliation with the physician, or other health professional or provider.

     F. Assess effectiveness of corrective actions.

        1. As actions are taken to improve care, there is monitoring and evaluation of corrective actions to assure that appropriate changes have been made. In addition, changes in practice patterns are tracked.

        2. The MCO assures follow-up on identified issues to ensure that actions for improvement have been effective.

     G. Evaluation of continuity and effectiveness of the QAP.

        1. The MCO conducts a regular and periodic examination of the scope and content of the QAP to ensure it covers all types of services in all settings, as specified in STANDARD I-B-2.

Utah division of health care financing                              Page 5 of 39

Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

        2. At the end of each year, a written report on the QAP is prepared, which addresses: Quality assurance studies and other activities completed; trending of clinical and services indicators and other performance data; demonstrated improvements in quality; areas of deficiency and recommendations for corrective action, and an evaluation of the overall effectiveness of the QAP.

        3. There is evidence that quality assurance activities have contributed to significant improvements in the care delivered to members.

STANDARD III: ACCOUNTABILITY TO THE GOVERNING BODY. The governing body of the organization is the Board of Directors or, where the Board's participation with quality improvement issues is not direct, a designated committee of the senior management of the MCO. Responsibilities of the Governing Body for monitoring, evaluation, and making improvements to care includes:

     A. Oversight of QAP - there is documentation that the Governing Body has approved the overall QAP and an annual QAP.

     B. Oversight - The Governing Body has formally designated an accountable entity or entities within the organization to provide oversight for quality assurance activities or has formally decided to provide such oversight as a committee of the whole.

     C. QAP progress reports - The Governing Body routinely receives written reports from the QAP describing actions taken, progress in meeting quality assurance objectives, and improvements made.

     D. Annual QAP review - The Governing Body formally reviews on a periodic basis (but no less frequently than annually) a written report on the QAP that includes: studies undertaken, results, subsequent actions, and aggregate data on utilization and quality of services rendered to assess the QAP's continuity, effectiveness and current acceptability.

     E. Program modification - Upon receipt of regular written reports from the QAP delineating actions taken and improvements made, the Governing Body takes action when appropriate and directs that the operational QAP be modified on an ongoing basis to accommodate review findings and issues of concern within the MCO. This activity is documented in the minutes of the meetings of the Governing Board in sufficient detail to demonstrate that it has directed and followed up on necessary actions pertaining to quality assurance.

STANDARD IV: ACTIVE QUALITY ASSURANCE COMMITTEE. The QAP delineates an identifiable structure responsible for performing quality assurance functions within the MCO. This committee has:

     A. Regular meetings -- The committee meets on a regular basis. The frequency of meetings is sufficient to demonstrate that the committee is following-up on all findings and required actions, but in no case are meeting less frequently than quarterly;

     B. Established parameters for operating - The role, structure and function of the committee are specified;

     C. Documentation -- There are records documenting the committee's activities, finding, recommendations and actions;

Utah division of health care financing                              Page 6 of 39

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

     D. Accountability -- The QAP committee is accountable to the Governing Body and reports to it (or its designee) on a scheduled basis on activities, findings, recommendations and actions; and

     E. Membership -- there is active participation on the Quality Assurance Committee from health plan providers, who are representative of the composition of the health plan's providers.

STANDARD V: QUALITY ASSURANCE PLAN SUPERVISION. There is a designated senior executive who is responsible for QAP implementation. The organization's Medical Director has substantial involvement in quality assurance activities.

STANDARD VI: ADEQUATE RESOURCES. The QAP has sufficient material resources; and staff with the necessary education, experience, or training; to effectively carry out its specified activities.

STANDARD VII: PROVIDER PARTICIPATION IN THE QUALITY ASSURANCE PLAN.

     A. Participating physicians and other providers are kept informed about the written QAP.

     B. The MCO includes in all its provider contracts and employment agreements, for both physicians and non-physician providers, a requirement securing cooperation with the QAP.

     C. Contracts specify that hospitals and other contractors will allow the MCO access to the medical records of its members.

STANDARD VIII: DELEGATION OF QAP. The MCO remains accountable for all QAP functions, even if certain functions are delegated to other entities. If the MCO delegates any quality assurance activities to contractors:

     A. There is a written description of: the delegated activities; the delegate's accountability for these activities; and the frequency of reporting to the MCO.

     B. The MCO has written procedures for monitoring and evaluating the implementation of the delegated functions and for verifying the actual quality of care being provided.

     C. There is evidence of continuous and ongoing evaluation of delegated activities, including approval of quality improvement plans and regular specified reports.

STANDARD IX: CREDENTIALING AND RECREDENTIALING. The QAP contains the following provisions to determine whether physicians and other health care professionals, who are licensed by the State and who are under contract to the MCO, are qualified to perform their services.

     A. Written policies and procedures - The MCO has written policies and procedures for the credentialing process, which includes the organization's initial credentialing of practitioners, as well as its subsequent recredentialing, recertifying and/or reappointment of practitioners.

     B. Oversight by governing body - The Governing Body, or the group or individual to which the governing body has formally delegated the credentialing function, has reviewed and approved the credentialing policies and procedures.

     C. Credentialing entity - The plan designates a credentialing committee or other peer review body which makes recommendations regarding credentialing decision.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

     D. Process - The initial credentialing process obtains and reviews verification of the following information, at a minimum:

        1.   the practitioner holds a current valid license to practice;

        2. valid DEA (Drug Enforcement Agency) or CDS (Controlled Dangerous Substances) certificate, as applicable;

        3. graduation from medical school and completion of a residency, or other post-graduate training, as applicable;

        4.   work history;

        5.   professional liability claims history;

        6. good standing of clinical privileges at the hospital designated by the practitioner as the primary admitting facility (This requirement may be waived for practices which do not have or do not need access to hospital.);

        7. the practitioner holds current, adequate malpractice insurance according to the plan's policy;

        8. any revocation or suspension of a state license or DEA (Drug Enforcement Agency) number;

        9. any curtailment or suspension of medical staff privileges (other than for incomplete medical records);

        10.  any sanctions imposed by Medicare and/or Medicaid; and

        11.  any censure by the State or local Medical Association.

        12. The organization requests information on the practitioner from the National Practitioner Data Bank and the State Department of Professional Licensing.

        13. The application process includes a statement by the applicant regarding;

                  a. any physical or mental health problems that may affect current ability to provide health care;

                  b.   history of loss of license and/or felony convictions;

                  c. history of loss or limitation of privileges or disciplinary activity; and

                  d. an attestation to correctness/ completeness of the application.

             This information should be used to evaluate the practitioners's current ability to practice.

     E. Recredentialing - A process for the periodic reverification of clinical credentials (recredentialing, reappointment, or recertification) is described in the organization's policies and procedures.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

        1. There is evidence that the procedure is implemented at least every two years.

        2. The MCO conducts periodic review of information from the National Practitioner Data Bank, along with performance data, on all physicians, to decide whether to renew the participating physician agreement. At a minimum, the recredentialing, recertification or reappointment process is organized to verify current standing on items listed in "D-l" through "D-12", above.

        3. The recredentialing, recertification or reappointment process also includes review of data from:

                  a.   member complaints;

                  b.   results of quality reviews;

                  c.   utilization management;

                  d.   member satisfaction surveys; and

                  e. reverification of hospital privileges and current licensure.

     F. Delegation of credentialing activities - If the MCO delegates credentialing (and recredentialing, recertification, or reappointment) activities, there is a written description of the delegated activities, and the delegate's accountability for these activities. There is also evidence that the delegate accomplished the credentialing activities. The MCO monitors the effectiveness of the delegate's credentialing and reappointment or recertification process.

     G. Retention of credentialing authority - The MCO retains the right to approve new providers and sites, and to terminate or suspend individual providers. The organization has policies and procedures for the suspension, reduction or termination of practitioner privileges.

     H. Reporting requirement - There is a mechanism for, and evidence of implementation of, the reporting of serious quality deficiencies resulting in suspension or termination of a practitioner, to the appropriate authorities.

     I. Appeals process - There is a provider appellate process for instances where the MCO chooses to reduce, suspend or terminate a practitioner's privileges with the organization.

STANDARD X: ENROLLEE RIGHTS AND RESPONSIBILITIES. The organization demonstrates a commitment to treating members in a manner that acknowledges their rights and responsibilities.

     A. Written policy and enrollee rights. The organization has a written policy that recognizes the following rights of members:

        1. to be treated with respect, and recognition of their dignity and need for privacy;

        2. to be provided with information about the organization, its services, the practitioners providing care, and members rights and responsibilities;

        3. to be allowed to choose practitioners, within the limits of the plan network, including the right to refuse care from specific practitioners;

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

        4.   to participate in decision-making regarding their health care;

        5.   to voice grievances about the organization or care provided;

        6.   to formulate advance directives; and

        7. to have access to his/her medical records in accordance with applicable federal and state laws.

     B. Written policy on enrollee responsibilities. The organization has a written policy that addresses members' responsibility for cooperating with those providing health care services. This written policy addresses members' responsibility for:

        1. providing, to the extent possible, information needed by professional staff in caring for the member; and

        2. following instructions and guidelines given by those providing health care services.

     C. Communication of policies to providers - A copy of the organization's policies on members' rights and responsibilities is provided to all participating providers.

     D. Communication of policies to enrollees/members - Upon enrollment, members are provided a written statement that includes information on the following:

        1.   rights and responsibilities of members;

        2. benefits and services included and excluded as a condition of membership, and how to obtain them, including a description of:

                  a. any special benefit provisions that may apply to service obtained outside the system; and

                  b.   the procedures for obtaining out-of-area coverage.

        3.   provisions for after-hours and emergency coverage;

        4.   the organization's policy on referrals for specialty care;

        5. procedures for notifying those members affected by the termination or change in any benefits, services, or service delivery office/site;

        6. procedures for appealing decisions adversely affecting the members's coverage, benefits, or relationship to the organization;

        7.   procedures for changing practitioners;

        8.   procedures for disenrollment; and

        9. procedures for voicing complaints and/or grievances and for recommending changes in policies and services.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

     E. Enrollee/member grievance procedures. The organization has a system(s) for resolving members complaints and formal grievances. This system includes:

        1. procedures for registering and responding to complaints and grievances in a timely fashion (organizations should establish and monitor standard for timeliness);

        2. documentation of the substance of complaints or grievances, and actions taken;

        3.   procedures to ensure a resolution of the complaint or grievance;

        4. aggregation and analysis of complaint and grievance data and use of the data for quality improvement; and

        5.   an appeal process for grievances.

     F. Enrollee/member suggestions. Opportunity is provided for members to offer suggestions for changes in policies and procedures.

     G. Steps to assure accessibility of services. The MCO takes steps to promote accessibility of services offered to members. These steps include:

        1. points of access to primary care, specialty care, and hospital services are identified for members; and

        2.   at a minimum, members are given information about:

                  a. how to obtain services during regular hours of operations,

                  b.   how to obtain emergency and after-hours care, and

                  c. how to obtain the names, qualifications, and titles of the professionals providing and/or responsible for their care.

     H. Cultural and ethnic sensitivity is shown to members when accessing and receiving care.

     I. Written information for members. Written information provided to members must:

        1. be written in prose that is readable and easily understood (for example, subscriber brochures, announcements, handbooks); and

        2. be available, as needed, in the languages of the major population groups served-- a "major" population group is one which represents at least 10% of a plan's membership.

     J. Confidentiality of patient information. The organization acts to ensure that the confidentiality of specific patient information and records is protected. The organization must:

        1. establish in writing, and enforce, policies and procedures on confidentiality, including confidentiality of medical records;

        2. ensure that patient care offices/sites have implemented mechanisms that guard against the unauthorized or inadvertent disclosure of confidential information to persons outside of

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             the medical care organization;

        3. shall hold confidential all information obtained by its personnel about enrollees related to their examination, care and treatment and should not divulge it without the enrollee's authorization, unless

                  a.   it is required by law;

                  b. it is necessary to coordinate the patient's care with physicians, hospitals, or other health care entities, or to coordinate insurance or other matters pertaining to payment; or

                  c. it is necessary in compelling circumstances to protect the health or safety of an individual.

        4. report to the patient in a timely manner any release of information in response to a court order; and

        5. ensure that when enrollee records may be disclosed, whether or not authorized by the enrollee, to qualified personnel for the purpose of conducting scientific research, these organizations and personnel may not identify, directly or indirectly, any individual enrollee in any report of the research or otherwise disclose participant identity in any manner.

     K. Treatment of minors. The organization has written policies regarding the appropriate treatment of minors.

     L. Assessment of member satisfaction. The organization conducts periodic surveys of member satisfaction with its services. The surveys:

        1. include content on perceived problems in the quality, availability, and accessibility or care;

        2.   assess at least a sample of:

                  a.   Medicaid members,

                  b. Medicaid member requests to change practitioners and/or facilities, and

                  c.   disenrollment by Medicaid members;

        3.   and, as a result of the surveys, the organization:

                  a.   identifies and investigates sources of dissatisfaction,

                  b.   outlines action steps to follow-up on the findings, and

                  c. informs practitioners and providers of assessment results; and

        4.   the organization reevaluates the effects of the above activities.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

STANDARD XI: STANDARD FOR AVAILABILITY AND ACCESSIBILITY. The MCO has established standards for access (e.g., to routine, urgent and emergency care; telephone appointments; advice; and member service lines). Performance on these dimensions of access are assessed against the standards.

STANDARD XII: MEDICAL RECORD STANDARDS.

     A. Accessibility and availability of medical records.

        1. The MCO shall include provisions in provider contracts for appropriate access to the medical records of its enrollees for purposes of quality review.

        2. Records are available to health care practitioners at each encounter.

     B. Record keeping. Medical records may be on paper or electronic. The MCO takes steps to promote maintenance of medical records in a legible, current, detailed, organized and comprehensive manner that permits effective patient care and quality review.

        1. Medical record standards. The organization sets standards for medical records. The records reflect all aspects of patient care, including ancillary services. These standards shall, at a minimum include requirements for:

                  a. patient identification information -- each page or electronic file in the record contains the patient's name or patient ID number;

                  b. personal/biographical data -- including age, sex, address, employer, home and work telephone numbers, and marital status;

                  c.   entry date -- all entries are dated;

                  d. provider identification -- all entries are identified as to author;

                  e. legibility -- the record is legible to someone other than the writer. Any record judged illegible by one physician reviewer should be evaluated by a second reviewer.

                  f. allergies -- medication allergies and adverse reactions are prominently noted on the record absence of allergies (no known allergies -- NKA) is noted in an easily recognizable location;

                  g. past medical history -- (for patients seen three or more times) past medical history is easily identified including serious accidents, operations, illnesses; for children, past medical history relates to prenatal care and birth;

                  h. immunizations -- for pediatric records (ages 12 and under) there is a completed immunization record or a notation that immunizations are up-to-date;

                  i.   diagnostic information;

                  j.   medication information;

                  k. identification of current problems-- significant illnesses, medical conditions and health maintenance concerns are identified in the medical record;

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                  l.   smoking/alcohol/substance abuse-- notation concerning
                       cigarettes and alcohol use and substance abuse is present;

                  m. consultations, referrals and specialist reports -- notes from any consultations are in the record; consultation, lab, and x-ray reports filed in the chart have the ordering physician's initials or other documentation signifying review; consultation and significantly abnormal lab and imaging study results have an explicit notation in the record of follow-up plans;

                  n.   emergency care;

                  o. hospital discharge summaries-- discharge summaries are included as part of the medical record for 1), all hospital admission which occur while the patient is enrolled in the MCO, and 2), prior admissions as necessary;

                  p. advance directive -- for medical records of adults, the medical record documents whether or not the individual has executed an advance directive which is a written instruction such as a living will or durable power of attorney for health care relating to the provision of health care when the individual is incapacitated;

        2. Patient visit data. Documentation of individual encounters must provide adequate evidence of, at a minimum:

                  a. history and physical examination-- appropriate subjective and objective information is obtained for the presenting complaints;

                  b.   plan of treatment;

                  c.   diagnostic tests;

                  d.   therapies and other prescribed regimens;

                  e. follow-up -- encounter forms or notes have a notation, when indicated, concerning follow-up care, call or visit and the specific time to return is noted in weeks, months, or PRN, with unresolved problems from previous visits being addressed in subsequent visits;

                  f.   referrals and results thereof; and

                  g. all other aspects of patient care, including ancillary services.

     C. Record review process. The MCO:

        1. has a system (record review process) to assess the content of medical records for legibility, organization, completion and conformance to its standards; and

        2. the record assessment system addresses documentation of the items listed in XII(B), above.

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STANDARD XIII: UTILIZATION REVIEW.

     A. Written program description. The organization has a written utilization management program description which includes, at a minimum, procedures to evaluate medical necessity, criteria used, information sources and the process used to review and approve the provision of medical services.

     B. Scope. The program has mechanisms to detect under utilization as well as over utilization.

     C. Preauthorization and concurrent review requirements. For organization with preauthorization or concurrent review programs:

        1. preauthorization and concurrent review decisions are supervised by qualified medical professionals;

        2. efforts are made to obtain all necessary information, including pertinent clinical information, and consult with the treating physician as appropriate;

        3. the reasons for decisions are clearly documented and available to the member;

        4. there are well-publicized and readily available appeals mechanisms for both providers and patients. Notification of a denial includes a description of how to file an appeal;

        5. decisions and appeals are made in a timely manner as required by the exigencies of the situation;

        6. here are mechanisms to evaluate the effects of the program using data on member satisfaction, provider satisfaction or other appropriate measures; and

        7. the organization has mechanisms, if it delegates responsibility for utilization management, to ensure that these standards are met by the delegate.

STANDARD XIV: CONTINUITY OF CARE SYSTEM. The MCO has put a basic system in place which promotes continuity of care and case management.

STANDARD XV: QUALITY ASSURANCE PLAN DOCUMENTATION.

     A. Scope. The MCO shall document that it is monitoring the quality of care across all services and all treatment modalities, according to its written QAP.

     B. Maintenance and availability of documentation. The MCO must maintain and make available to the State studies, reports, protocols, standards, worksheets, minutes, or such other documentation as may be appropriate, concerning its quality assurance activities and corrective actions.

STANDARD XVI: COORDINATION OF QUALITY ASSURANCE ACTIVITY WITH OTHER MANAGEMENT ACTIVITY. The findings, conclusions, recommendations, actions taken, and results of the actions taken as a result of quality assurance activity, are documented and reported to appropriate individuals within the organization and through established quality assurance channels.

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     A. Quality assurance information is used in recredentialing, recontracting and/or annual performance evaluations.

     B. Quality assurance activities are coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member complaints and grievances.

     C. There is a linkage between quality assurance and the other management functions of the health plan such as:

        1.   network changes;

        2.   benefits redesign;

        3.   medical management systems (e.g. pre-certification);

        4.   practice feedback to physicians;

        5.   patient education; and

        6.   member services.

STANDARD XVII: DATA COLLECTION.

     A. The MCO will submit information to DHCF using HEDIS (Health Plan Employer Data and Information Set) performance measures and reports. Data for measures of quality, utilization, member satisfaction and access will be reported for the plan in general as well as Medicaid specific.

     B. Specific areas of study required will be stated in the contract with each individual MCO (See Attachment A).

     C. Data or studies required by the contract must be submitted timely, be accurate and complete.

     D. Studies involving grievance/complaint information, childhood immunization, prenatal and obstetrical care are required annually.

STANDARD XVIII: FINANCIAL SOLVENCY.

     A. The MCO will submit their annual report as submitted to the Utah Department of Insurance.

     B. The MCO will submit annually Measures of Financial Performance from the HEDIS report.

MONITORING ACCOUNTABILITY

  An annual review will be conducted for all contracting MCO's. In addition DHCF will monitor and analyze complaints/grievances and periodically conduct patient satisfaction surveys.

  If DHCF through quality assurance monitoring such as on-site reviews, MCO documentation review, data analysis, medical audits, or complaints/grievances determines that the MCO has not provided services in accordance with the contract or within expected professional standards, DHCF will request in

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writing that the MCO correct the deficiencies or identified problems. The MCO will be given 15 calendar days to respond to the problem and develop a corrective action plan or appeal the DHCF findings. In complaint cases involving the need for medical record review, the MCO may send a written request to DHCF for extension of the time frames. If the MCO's plan requires revisions, as determined by the DHCF, the MCO will have 15 calendar days from the date the plan is returned by the DHCF to make revisions and resubmit the plan to the DHCF. If the MCO is unable or unwilling to develop a plan within 15 calendar days or to satisfactorily revise a plan within 15 calendar days, the MCO will be subject to the following sanctions:

     $500 for each day, beginning on the first day after the 15 day time period has expired, and continuing until the day a corrective action plan is submitted or a revised corrective action plan containing DHCF recommendations for implementation by the MCO is submitted.

  If the MCO is unwilling or unable to implement a corrective action plan to the satisfaction of the DHCF by the date(s) included in the DHCF approved plan, the MCO will be subject to the following sanctions:

     $500 for each day, beginning on the first day after the DHCF determines that the MCO has not implemented the corrective action plan, and continuing until the day the MCO successfully demonstrates to the DHCF that it has implemented the plan; and other remedies included in the general provisions of the contract.

  Any financial sanctions assessed by the DHCF will be deducted from the monthly payment to the MCO.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                                  ATTACHMENT A

                          Areas for Studies and Reviews

Required studies will be listed in the Managed Care Organization (MCO) contract with the Utah Division of Health Care Finance (DHCF) as determined by the Managed Health Care and MCO staff. Amendments to the contract may be made as necessary during the contract period. Additional studies will be conducted by an external quality review organization (EQRO). Determination of study subjects will by made by the DHCF/Managed Health Care staff with input from the EQRO and the contracting MCOs.

Clinical Areas of Concern:

      1.  Childhood Immunizations (Required)
      2.  Pregnancy (Required)
      3.  Breast Cancer/Mammography
      4.  Cervical Cancer/Pap Smears
      5.  Lead toxicity/Screening
      6.  Comprehensive Well Child Periodic Health Assessment
      7.  HIV Status
      8.  Asthma
      9.  Hysterectomies
     10.  Diabetes
     11.  Hypertension
     12.  Sexually Transmitted Diseases
     13.  Heritable Diseases (newborn screens)
     14.  Coronary Artery Disease
     15.  Motor Vehicle Accidents
     16.  Pregnancy prevention
     17.  Tuberculosis
     18.  Failure to thrive
     19.  Hepatitis B
     20.  Otitis Media
     21.  Prescription Drug Abuse
     22.  Hip Fractures
     23.  Cholesterol Screening and Management
     24.  Treatment of Myocardial Infarctions
     25.  Prevention of Influenza
     26.  Smoking Prevention and Cessation
     27. Hearing and Vision Screening and Services for Individuals Less Than 21 Years of Age
     28.  Dental Screening and Services for Individuals Less Than 21 Years of
          Age
     29.  Domestic Violence

Health Services Delivery Areas of Concern:

      1.  Access to care
      2.  Utilization of services
      3.  Coordination of care
      4.  Continuity of care

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      5.  Health Education
      6.  Emergency services

The EQRO may periodically conduct the following reviews at the request of Managed Health Care Staff.

      1.  Sterilizations
      2.  Abortions
      3.  Children with multiple medical problems

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                                  ATTACHMENT B

                             Quality Review Process

If the MCO is accredited by a nationally recognized accreditation board, DHCF will accept that as compliance in the following standards.

     Standard III:      Accountability to the Governing Body
     Standard IV:       Active Quality Assurance Committee
     Standard V:        Quality Assurance Plan Supervision
     Standard VI:       Adequate Resources
     Standard VII:      Provider Participation in the Quality Assurance Plan
     Standard VIII:     Delegation of Quality Assurance Plan Activities
     Standard IX:       Credentialing and Recredentialing
     Standard XII:      Medical Records Standards
     Standard XIII:     Utilization Review
     Standard XIV:      Continuity of Care System
     Standard XVI:      Coordination of Quality Assurance Activity with
                        Other Management Activity

The following standards will be reviewed annually by DHCF staff:

     Standard I:        Written Quality Assurance Plan Description
     Standard II:       Systematic Process of Quality Assessment and Improvement
     Standard X:        Enrollee Rights and Responsibilities
     Standard XI:       Standard For Availability and Accessibility
     Standard XV:       Quality Assurance Plan Documentation
     Standard XVII:     Data Collection
     Standard XVIII:    Financial Solvency

If the MCO is not accredited by a nationally recognized accreditation board, DHCF staff will monitor all standards.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                                  ATTACHMENT C

                              Monitoring Work Sheet

The ...[following] work sheets will be used to monitor all MCOs contracting with the Utah Division of Health Care Finance. It is the responsibility of the MCO to submit a plan of correction for any deficiencies identified. List of Work
Sheets:

     Standard I:        Written Quality Assurance Plan Description
     Standard II:       Systematic Process of Quality Assessment and Improvement
     Standard III:      Accountability to the Governing Body
     Standard IV:       Active Quality Assurance Committee
     Standard V:        Quality Assurance Plan Supervision and Standard VI: Adequate Resources
     Standard VII:      Provider Participation in the Quality Assurance Plan and Delegation of Quality
                        Assurance Plan Activities
     Standard VIII:     Delegation of Quality Assurance Plan Activities
     Standard IX:       Credentialing and Recredentialing
     Standard X:        Enrollee Rights and Responsibilities
     Standard XI:       Standard for Availability and Accessibility
     Standard XII:      Medical Records Standards
     Standard XIII:     Utilization Review
     Standard XIV:      Continuity of Care System and
     Standard XV:       Quality Assurance Plan Documentation
     Standard XVI:      Coordination of Quality Assurance Activity with Other Management Activity
     Standard XVII:     Data Collection
     Standard XVIII:    Financial Solvency

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

STANDARD I -- WRITTEN QUALITY ASSURANCE PLAN DESCRIPTION

Contractor:_____________________ Review Date:_____________

Reviewer Signature:___________________________________

1.   MET  NOT MET   The QAP contains a detailed set of objectives that are
                    developed annually and include a timetable for implementation and accomplishment.

2.   MET  NOT MET   The QAP is comprehensive in scope and provides for review
                    of the entire range of care (clinical as well as non-clinical) provided under the contract. The needs of all demographic groups are considered in the QAP.

3.   MET  NOT MET   The QAP specifies activities to be undertaken,
                    methodologies to be used and individuals responsible for implementing them. The activities undertaken are on a continuing basis with tracking of issues over time.

4.   MET  NOT MET   The QAP provides for review of the process followed by
                    health professionals and feedback to the health professionals on the results of the review.

5.   MET  NOT MET   The QAP methodology addresses health outcomes to the extent consistent with existing technology.

6.   MET  NOT MET   The contractor regularly monitors provider and
                    subcontractor performance/compliance with program policies and contractual requirements.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD II -- SYSTEMATIC PROCESS OF QUALITY ASSESSMENT AND IMPROVEMENT

Contractor:___________________________ Date:_________

Reviewer Signature:____________________________________

1.   MET  NOT MET   The QAP specifies the clinical or health services delivery areas to be monitored, which includes certain priority areas of concern selected by the DHCF for Medicaid clients and reflects the population served in terms of age groups, disease categories and special risk status.

2.   MET  NOT MET   The QAP identifies and utilizes quality indicators that are objective, measurable and based on current knowledge and clinical experience.

3.   MET  NOT MET   Clinical care standards or practice guidelines are used to monitor the quality of care provided. The standards used are based upon reasonable scientific evidence and are included in provider education materials.

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4.   MET  NOT MET   There is on-going analysis of care and services by
                    appropriate clinical and/or multidisciplinary teams. Areas requiring improvement are identified.

5.   MET  NOT MET   Data from studies required in the contract with the Medicaid
                    Agency are submitted in the format and time frames specified in the contract.

6.   MET  NOT MET   Standards/guidelines used focus on the process and outcomes of health care delivery, as well as access to care.

7.   MET  NOT MET   Standards/guidelines address preventive health services.

8.   MET  NOT MET   There is a mechanism in place for continuously updating the standard/guidelines.

9.   MET  NOT MET   The QAP includes procedures for remedial action when
                    deficiencies are identified. It specifies the types of problem requiring corrective action, the individuals responsible for making final determinations regarding quality problems, the actions to be taken, provision for providing feedback to appropriate individuals, the next steps should improvement not occur and procedures and conditions for terminating a provider.

10.  MET  NOT MET   The QAP includes provisions for monitoring and evaluation of corrective actions to ensure that actions for improvement have been effective.

11.  MET  NOT MET   The organization routinely evaluates the QAP and produces
                    quality assurance reports.

12.  MET  NOT MET   Written reports on the QAP are prepared that address:
                    Quality assurance studies and other activities completed;
                    trending of clinical and service indicators and other performance data; demonstrated improvement in quality; areas of deficiency and recommendations for corrective action; and an evaluation of the overall effectiveness of the QAP.
                    Reports are submitted to the Medicaid Agency in accordance with the contract.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD III -- ACCOUNTABILITY TO THE GOVERNING BODY;

Contractor:______________________ Date:__________ Met By Accreditation:___

Reviewer Signature:__________________________________

1.   MET  NOT MET   There is documentation that the Governing Body has approved the overall QAP and an annual QAP.

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2.   MET  NOT MET   There is evidence that the Governing Body has formally
                    designated an accountable entity or entities to provide oversight and quality assurance.

3.   MET  NOT MET   There is evidence that the Governing Body receives written progress reports of the activities of the QAP and directs that the operational QAP be modified on an ongoing basis to accommodate review findings and issues of concern.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Standard IV -- ACTIVE QUALITY ASSURANCE COMMITTEE

Contractor:________________________ Date:________Met By Accreditation:____

Reviewer Signature:_________________________________

1.   MET  NOT MET   The QAP delineates an identifiable structure responsible for performing quality assurance functions.

2.   MET  NOT MET   There is evidence that the committee or other structure has regular meetings, established parameters for operating, documentation of activities, and active participation of providers who are representative of the composition of the health plan's providers.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD V -- QUALITY ASSURANCE PLAN SUPERVISION

Contractor:____________________Date:___________ Met By Accreditation:________

Reviewer Signature:_________________________________

1.   MET  NOT MET   There is a designated senior executive who is responsible
                    for program implementation.

2.   MET  NOT MET   The medical director is actively involved in the
                    administration of the plan.

3.   MET  NOT MET   There is evidence that the medical director is actively
                    involved in peer review/education.

4.   MET  NOT MET   The medical director is readily available to staff to
                    provide daily consultation.

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Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD VI -- ADEQUATE RESOURCES

Contractor:_______________________ Date:_______Met By Accreditation:_________

Reviewer Signature:____________________________________

1.   MET  NOT MET   The QAP staffing conforms with usual and customary industry practices.

2.   MET  NOT MET   The organization has established contingency plans to
                    fulfill the responsibilities of any vacant key positions.

3.   MET  NOT MET   There is evidence of open communication between divisions
                    within the plan such as: provider services, member services, contracting, planning and management.

4.   MET  NOT MET   Managers/staff from the above specialty division participate in planning and quality improvement activities.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD VII -- PROVIDER PARTICIPATION IN THE QUALITY ASSURANCE PLAN

Contractor:____________________ Date:________Met By Accreditation:________

Reviewer Signature:__________________________________

1.   MET  NOT MET   All providers both physician and non-physician are aware of the QAP and kept apprised of quality assurance activities.

2.   MET  NOT MET   All provider contracts/agreements require cooperation with the QAP.

3.   MET  NOT MET   All contracts/agreements require access to medical records of enrollees.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

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STANDARD VIII -- DELEGATION OF QUALITY ASSURANCE PLAN ACTIVITIES

Contractor:______________________ Date:______Met By Accreditation:_________

Reviewer Signature:___________________________________

1.   MET  NOT MET N/A  QAP activities delegated to contractors include a written description of activities and the delegates accountability for the activities.

2.   MET  NOT MET N/A  There is evidence that there is continuous and ongoing evaluation of the delegated activities by the MCO.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD IX -- CREDENTIALING AND RECREDENTIALING

Contractor:_____________________Date:__________Met By Accreditation:________

Reviewer Signature:____________________________________

1.   MET  NOT MET   The contractor has written credentialing standards and/or
                    procedures.

2.   MET  NOT MET   The credentialing activities include the following:

                       Yes  No   Verification of licensure

                       Yes  No   Verification of board and specialty
                                 certification

                       Yes  No   Verification of acceptable levels of
                                 malpractice coverage

                       Yes  No   Evaluation of practice history, particularly
                                 related to participation in the Medicaid program

                       Yes  No   Verification of hospital admitting privileges

3.   MET  NOT MET   The contractor has an established recredentialing process.

4.   MET  NOT MET   The recredentialing process includes the same elements as
                    the initial credentialing process. (Note differences in comment section)

5.   MET  NOT MET   Board certification or board admissibility is required for specialists.

6.   MET  NOT MET   There are procedures in place to identify/address situations where a participating physician loses licensure, admitting privileges, or board certification.

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Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD X -- ENROLLEE RIGHTS AND RESPONSIBILITIES

Contractor:___________________Date:_________________

Reviewer Signature:_________________________________

 1.  MET  NOT MET   There is an established member services function.

 2.  MET  NOT MET   Member service representatives are qualified.

 3.  MET  NOT MET   Multilingual service representatives are available as
                    necessary.

 4.  MET  NOT MET   Members are informed of the availability/role of member
                    services.

 5.  MET  NOT MET   Members services handbooks are issued upon enrollment.

 6.  MET  NOT MET   Written materials are accurate and appropriate (e.g.
                    available in foreign languages and low reading levels when necessary).

 7.  MET  NOT MET   Member services handbooks inform members of all relevant
                    policies and procedures and include information on obtaining further explanations.

 8.  MET  NOT MET   Updated handbooks are regularly distributed to existing
                    members.

 9.  MET  NOT MET   If the contractor disseminates a newsletter to members, it is distributed to Medicaid enrollees, also.

10.  MET  NOT MET   Members are presented written and oral information on
                    appropriate utilization of services, prior authorization procedures, appropriate use of the emergency room, use of out-of-plan services, and obtaining care when outside the plan's service area.

11.  MET  NOT MET   Written materials that describe coverage and how to access services include a contact person to call if the enrollee has difficulty understanding the procedures.

12.  MET  NOT MET   Written policies/procedures are followed.

13.  MET  NOT MET   Changes in primary care providers are processed promptly and in accordance with contractual requirements.

14.  MET  NOT MET   Member service representative appropriately address
                    inquiries from members.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

15.  MET  NOT MET   The contractor offers health education programs for members and these programs are based on a needs assessment of Medicaid members.

16.  MET  NOT MET   Health education programs are accessible to Medicaid members considering such factors as cost, location, child care, etc.

17.  MET  NOT MET   The contractor regularly evaluates the effectiveness of its health promotion activities and such activities are restructured as a result of such evaluations.

18.  MET  NOT MET   The contractor conducts out reach efforts to: 1) enhance
                    pediatric preventive care; 2) promote early access to prenatal care services; 3) promote early diagnosis and treatment for HIV disease; and 4) promote use of other preventive services, such as family planning.

19.  MET  NOT MET   Protocols for non-compliant members are present.

20.  MET  NOT MET   The contractors written complaint/grievance procedures are consistent with those approved by Medicaid. (Note discrepancies in "comments" section)

21.  MET  NOT MET   Complaints and/or grievances filed within the past contract year were handled in accordance with approved procedures.

22.  MET  NOT MET   Grievances are effectively tracked.

23.  MET  NOT MET   Grievances are handled in a timely manner

24.  MET  NOT MET   Unresolved grievances are promptly referred to Medicaid for resolution.

25.  MET  NOT MET   Complaints and/or grievances are reported to the
                    contractor's quality assurance committee.

26.  MET  NOT MET   Member services representative actively participate in
                    complaint/grievance resolution.

27.  MET  NOT MET   Employees, providers, and subcontractors are aware of the
                    grievance policies and procedures.

28.  MET  NOT MET   Members have received written copies of the
                    complaint/grievance procedures.

29.  MET  NOT MET   Materials distributed to members include the following:

                       Yes  No   Titles and telephone numbers of individuals to
                                 whom a grievance should be directed;

                       Yes  No   Where and how to obtain any forms or
                                 documentation that may be necessary;

                       Yes  No   How and with whom a face-to-face meeting can be
                                 held to

Utah Division of Health Care Financing                             Page 28 of 39

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                                 discuss the complaint/grievance;

                       Yes  No   The appeals process and options available in
                                 the event that the enrollee is not satisfied with contractor's response (including an appeal to the Medicaid agency and the right to a fair hearing) and the time frames to be followed in responding to the initial grievance and any appeals;

                       Yes  No   Titles of the personnel participating in the
                                 process who have the authority to require corrective action; and

                       Yes  No   An explanation of applicable time frames.

30.  MET  NOT MET   The member is advised in writing of the status/outcome of
                    the complaint or grievance and of the next step in the process if the issue is not resolved.

31.  MET  NOT MET   The contractor regularly inform members about changes in the grievance procedures.

32.  MET  NOT MET   There is evidence that the primary care providers understand member complaint/grievance procedures.

33.  MET  NOT MET   Recorded grievances identify areas for improvement in the
                    contractor's policies and procedures, provider network, benefits design, etc. When areas are identified, the information is incorporated into the contractor's quality assurance activities.

34.  MET  NOT MET   The quality assurance committee evaluates if there is a
                    correlation between complaint/grievances and disenrollment from coordinated care.

35.  MET  NOT MET   The policies and procedures used by the contractor safeguard client information including: name, address, medical services provided, social and economic circumstances, agency evaluation of personal information, medical data (including diagnosis) and information related to medical assistance eligibility and third party coverage.

36.  MET  NOT MET   The contractor has written policies/procedures that address the use and disclosure of information concerning Medicaid enrollees.

37.  MET  NOT MET   The types of information to be safeguarded and the
                    conditions for release of safeguarded information is clearly defined.

38.  MET  NOT MET   There are procedures in place to protect against
                    unauthorized disclosure.

39.  MET  NOT MET   The records regarding family planning services are kept
                    confidential.

40.  MET  NOT MET   There are written policies regarding the appropriate
                    treatment of minors.

41.  MET  NOT MET   The plan conducts patient satisfaction surveys at least
                    yearly.

42.  MET  NOT MET   The results of the survey of Medicaid member satisfaction
                    compares

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                    favorably with results of the survey of commercial members.

43.  MET  NOT MET   The survey results do not indicate critical areas for
                    further investigation/ action. If indications present explain in comment section.

44.  MET  NOT MET   Enrollees change primary care providers at a frequency
                    comparable to other plans.

45.  MET  NOT MET   Enrollees disenroll from the plan at a rate comparable to
                    enrollees of other plans.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD XI -- STANDARD FOR AVAILABILITY AND ACCESSIBILITY

Contractor:__________________________Date:___________

Reviewer Signature:____________________________________

 1.  MET  NOT MET   There are established standards for access (e.g., to
                    routine, urgent and emergency care, telephone appointments;
                    advice; and member service lines).

 2.  MET  NOT MET   There is an effective system for authorizing care (prompt
                    and appropriate authorization).

 3.  MET  NOT MET   There is an effective system for monitoring follow-up care.

 4.  MET  NOT MET   Member service telephone calls are answered promptly.

 5.  MET  NOT MET   Non-English speaking members and hearing impaired members
                    can reach a member services representative by telephone.

 6.  MET  NOT MET   The availability of materials in languages other than
                    English is sufficient to meet the needs of the eligible population.

 7.  MET  NOT MET   Staff is educated in ways to show cultural and ethnic
                    sensitivity to members.

 8.  MET  NOT MET   Member services representatives assist members in their
                    selection of primary care providers.

 9.  MET  NOT MET   The contractor has agreements in place with primary care
                    practitioners, specialists, hospitals, home health agencies, pharmacies, and other providers of services offered to plan members.

10.  MET  NOT MET   Special population groups are accessing needed services.

11.  MET  NOT MET   The contractor has appropriate linkages to social service
                    agencies to be used

Utah Division of Health Care Financing                             Page 30 of 39

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                    with their case management services.

12.  MET  NOT MET   Providers are located near mass transportation (at least to the extent that non-plan Medicaid providers are located near transportation).

13.  MET  NOT MET   Provider facilities are accessible to individuals with
                    limited mobility and other disabilities.

14.  MET  NOT MET   The contractor accepts new enrollees in the order they apply until reaching full capacity.

15.  MET  NOT MET   There is no evidence of discrimination in marketing
                    practices related to health status or health care needs
                    (i.e., use of a pre-enrollment "health screening" form).

16.  MET  NOT MET   Members have a choice of at least two primary care
                    physicians- -within a specified radius of their residence
                    (i.e., 40 miles/40 minutes).

17.  MET  NOT MET   The contractor has written standards for clinically
                    appropriate waiting times for medical appointments.

18.  MET  NOT MET   The contractor regularly monitors waiting times.

19.  MET  NOT MET   The contractor has a formal outreach effort targeted to
                    pregnant women.

20.  MET  NOT MET   The contractor has a mechanism to identify pregnant women
                    already enrolled in the plan and to help them enter prenatal care.

21.  MET  NOT MET   The contractor has a mechanism established to track the
                    prenatal care that pregnant members receive.

22.  MET  NOT MET   The contractor has protocols established to follow up on
                    members who do not comply with prenatal care visits.

23.  MET  NOT MET   The contractor assigns an obstetrician or other qualified
                    provider to pregnant women on enrollment, or in a timely manner as soon as the pregnancy is identified.

24.  MET  NOT MET   The contractor has mechanisms to ensure early entry to care for pregnant women.

25.  MET  NOT MET   The plan's percentage of sick newborns relative to total
                    births have decreased. (Trend and not a single reporting period phenomenon)

26.  MET  NOT MET   The contractor monitors provider compliance with CHEC/EPSDT requirements.

27.  MET  NOT MET   The contractor provides training and education on CHEC/EPSDT requirements to providers and their staff.

28.  MET  NOT MET   All members are notified of CHEC/EPSDT screening services
                    and notified in

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                    writing when appointments need to be scheduled.

29.  MET  NOT MET   Referrals are tracked to ensure that members receive needed care.

30.  MET  NOT MET   Follow-up tracking is done on members who do not make
                    appointments or keep appointments to investigate any low penetration of CHEC/EPSDT services (i.e. outreach plans for protocols for the age group which is not seeking services).

31.  MET  NOT MET   Outreach programs are being actively developed to encourage eligible members to utilize available services.

32.  MET  NOT MET   A sufficient sample of CHEC/EPSDT charts are audited on
                    a regular basis.

33.  MET  NOT MET   System management reports and other utilization reports are reviewed in the health plan's assessment of the effectiveness and utilization of CHEC/EPSDT services.

34.  MET  NOT MET   The contractor enforces policies and procedures that protect the client's freedom to choose any qualified provider of family planning services.

35.  MET  NOT MET   Family planning services are geographically accessible to
                    each member in the health plan's service area.

36.  MET  NOT MET   The member's participation in family planning services
                    (utilization of services) are on a voluntary basis, and not a prerequisite to eligibility or receipt of other services.

37.  MET  NOT MET   The medical care components of family planning services are overseen by the plan's medical director.

38.  MET  NOT MET   The contractor's network contains physicians with special
                    training or experience in family planning services.

39.  MET  NOT MET   The contractor has developed written protocols that detail specific procedures for the provision of each family planning service offered.

40.  MET  NOT MET   Hysterectomies and sterilization procedures are conducted
                    according to Federal and State regulation.

41.  MET  NOT MET   The contractor has developed measures to monitor the
                    utilization of family planning services.

42.  MET  NOT MET   Utilization data regarding family planning services is
                    monitored by the contractor.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Utah Division of Health Care Financing                            Page 32 of 39

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

STANDARD XII -- MEDICAL RECORDS STANDARDS

Contractor:_____________________Date:________Met By Accreditation:________

Reviewer Signature:____________________________________

1.   MET  NOT MET   The contractor has written procedures for record keeping.

2.   MET  NOT MET   The medical records keeping system is designed to capture
                    the following information:

                       Yes  No   Enrollee identifiers (i.e. name, date of birth,
                                 and enrollee identification number)

                       Yes  No   Whether or not the patient has written an
                                 advance directive.

                       Yes  No   Patient background and medical history
                                 including allergies, immunizations, and
                                 medication information.

                       Yes  No   Date of service

                       Yes  No   Description of service

                       Yes  No   Place of service

                       Yes  No   Date of request/referral

                       Yes  No   Name of servicing provider(s)

                       Yes  No   Name of referring provider, if applicable

                       Yes  No   Diagnosis

                       Yes  No   The terms of any referrals/authorization made
                                 by the primary care physician (i.e. number of visits authorized, open ended referral vs.
                                 specified number of visits)

                       Yes  No   Documentation of emergency care, hospital
                                 discharge summaries, ancillary services

                       Yes  No   Clinical indicators

                       Yes  No   Outcome measures

3.   MET  NOT MET   All entries in the medical record are dated and all authors identified.

4.   MET  NOT MET   Records are available to providers at each patient
                    encounter.

5.   MET  NOT MET   Records are maintained for the amount of time specified in the contract.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

6.   MET  NOT MET   Records (medical, financial, enrollment, disenrollment,
                    administrative, quality assurance and operating records) are accessible to personnel and government authorities as necessary and appropriate.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD XIII -- UTILIZATION REVIEW

Contractor:_________________ Date:______Met By Accreditation:_________

Reviewer Signature:_______________________________

 1.  MET  NOT MET   The contractor has written policies and procedures
                    describing its utilization review program.

 2.  MET  NOT MET   The contractor has a formally established utilization review committee.

 3.  MET  NOT MET   Appropriate medical consultants participate in the UR
                    committee.

 4.  MET  NOT MET   The utilization review system include the following
                    components.

                       Yes  No   Prior approval review

                       Yes  No   Second opinion program

                       Yes  No   Concurrent review

                       Yes  No   Discharge planning

                       Yes  No   Physician profile reports

                       Yes  No   Trend reports

                       Yes  No   Identification of patterns of care

                       Yes  No   Tracking of clinical indicators

                       Yes  No   Referral tracking

 5.  MET  NOT MET   The UR program identifies both over and under utilization.

 6.  MET  NOT MET   The contractor's outreach activities are sufficient given
                    the size of the plan.

 7.  MET  NOT MET   The Contractor's utilization review program is effective.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

 8.  MET  NOT MET   There are sufficient qualified personnel/resources devoted to utilization review.

 9.  MET  NOT MET   The contractor regularly evaluate the effectiveness of the utilization review program.

10.  MET  NOT MET   Members receive necessary and appropriate services.

11.  MET  NOT MET   Enrollees receive appropriate diagnostic test and specialty referrals.

12.  MET  NOT MET   Preauthorization and concurrent review decisions are
                    supervised by qualified medical professionals.

13.  MET  NOT MET   Efforts are made to obtain all necessary information and
                    consult with the treating physician as appropriate during preauthorization and concurrent review.

14.  MET  NOT MET   Reasons for decisions are clearly documented and available to the member.

15.  MET  NOT MET   Providers and members are informed of the utilization review appeals process.

16.  MET  NOT MET   Appeals are handled in a timely manner.

17.  MET  NOT MET   Analysis of data from the UR system is part of the quality assurance process.

18.  MET  NOT MET   Utilization review activities reflect use of alternative
                    health care services in lieu of hospitalization.

19.  MET  NOT MET   Physician profiling is part of the utilization review
                    process.

20.  MET  NOT MET   The physician profile information is shared with plan
                    providers for educational purposes.

 Comments:______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD XIV -- CONTINUITY OF CARE SYSTEM

Contractor:____________________Date:_______Met By Accreditation:________

Reviewer Signature:___________________________________

1.   MET  NOT MET   There is a basic system in place to assure continuity of
                    care to all enrollees.

2.   MET  NOT MET   There is a case management system in place to assist
                    enrollees requiring these services.

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD XV -- QUALITY ASSURANCE PLAN DOCUMENTATION

Contractor:_________________________Date:____________

Reviewer Signature:____________________________________

1.   MET  NOT MET   There is documentation that the MCO is monitoring the
                    quality of care across all services and all treatment modalities, according to its written QAP.

2.   MET  NOT MET   Documentation of QAP activities including corrective actions is maintained and available for review by the State Agency or its designee. (studies, protocols, standards, meeting minutes, reports, worksheets, etc.)

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD XVI -- COORDINATION OF QUALITY ASSURANCE ACTIVITY WITH OTHER MANAGEMENT
                ACTIVITY

Contractor:___________________Date:_______Met By Accreditation:________

Reviewer Signature:_________________________________

1.   MET  NOT MET   The quality assurance activities are coordinated with other performance monitoring activities.

2.   MET  NOT MET   There is linkage between quality assurance and the other
                    management functions of the health plan, such as network changes, benefits redesign, medical management systems, physician education and patient education.

3.   MET  NOT MET   Data from the utilization review system is used to educate providers regarding norms and expected utilization patterns.

4.   MET  NOT MET   Utilization review findings are incorporated into quality
                    assurance activities, provider recredentialing activities and long range planning.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

STANDARD XVII -- DATA COLLECTION

Contractor:____________________ Date:___________

Reviewer Signature:__________

1.   MET  NOT MET   The data provided is in accordance with contract
                    requirements.

2.   MET  NOT MET   Membership reports are timely, accurate and complete:

                       Yes No    Enrollment data

                       Yes  No   Disenrollment summaries (reasons for leaving
                                 plan)

                       Yes  No   Outreach activities

                       Yes  No   Satisfaction surveys

                       Yes  No   Grievance reports

3.   MET  NOT MET   Quality assurance/access reports are timely, accurate and
                    complete.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


STANDARD XVIII -- FINANCIAL SOLVENCY

Contractor:________________________Date:___________

Reviewer Signature:_________________________________

1.   MET  NOT MET   The contractor complies with requirements to allow
                    inspection/audit of financial records.

2.   MET  NOT MET   The contractor is found to be financially solvent by the
                    Utah State Insurance Commission.

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Utah Division of Health Care Financing                             Page 37 of 39

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Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                                WORK SHEET TOTALS

MET   NOT MET                   STANDARD

___     ____     Standard I     - Written Quality Assurance Plan Description

___     ____     Standard II    - Systematic Process of Quality Assessment and
                                  Improvement

___     ____     Standard III   - Accountability to the Governing Body

___     ____     Standard IV    - Active Quality Assurance Committee

___     ____     Standard V     - Quality Assurance Plan Supervision

___     ____     Standard VI    - Adequate Resources

___     ____     Standard VII   - Provider Participation and Delegation of
                                  Quality Assurance Plan Activities

___     ____     Standard VIII  - Delegation of Quality Assurance Plan
                                  Activities

___     ____     Standard IX    - Credentialing and Recredentialing

___     ____     Standard X     - Enrollee Rights and Responsibilities

___     ____     Standard XI    - Availability and Accessibility

___     ____     Standard XII   - Medical Records

___     ____     Standard XIII  - Utilization Review

___     ____     Standard XIV   - Continuity of Care System

___     ____     Standard XV    - Quality Assurance Plan Documentation

___     ____     Standard XVI   - Coordination of Quality Assurance Activity
                                  with other Management Activity

___     ____     Standard XVII  - Data Collection

___     ____     Standard XVIII - Financial Solvency

================================================================================

___     ____   TOTAL

Comments:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Utah Division of Health Care Financing                             Page 38 of 39

Bureau of Managed Health Care         Utah MCO Quality Assurance Monitoring Plan

                                      NOTES


Utah Division of Health Care Financing                             Page 39 of 39

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City, Utah 84116

                               CONTRACT AMENDMENT
    H9920205-01                                                   00-6146
---------------------                                      ---------------------
Department Log Number                                      State Contract Number

1.   CONTRACT NAME:
     The name of this Contract is HMO-AMERICAN FAMILY CARE the Contract number assigned by the State Division of Finance is 00-6146 the Department log number assigned by the Utah Department of Health is H9920205, and this Amendment is number 01.

2.   CONTRACTING PARTIES:
     This Contract Amendment is between the Utah Department of Health (DEPARTMENT), and American Family Care (CONTRACTOR).

3.   PURPOSE OF CONTRACT AMENDMENT:
     To add rural counties to the Contractor's service area effective January 1, 2000; to establish rates specifically for the rural counties, and to increase the Contract amount from $ [*] to $ [*]

4.   CHANGES TO CONTRACT:

     A.   Under Page 1, Item 4, CONTRACT AMOUNT is changed to read:
          "The Contractor will be paid up to a maximum amount of $ [*] for the Contract period in accordance with the provisions in this Contract. This Contract is funded with 71.61% Federal funds and with 28.39% State funds. The CFDA # is 93.778 and relates to the federal funds provided."

     B. Under Page 1, Item 6, REFERENCE TO ATTACHMENTS INCLUDED AS PART OF THIS CONTRACT is amended by adding Attachment F-1, Rates and Rate Related Terms for the Rural counties.

     C. Under Attachment B, Special Provisions, Article II, Service Area is changed to read:
          "The Service Area is limited to the urban counties of Davis, Salt Lake, Utah and Weber, and the rural counties of Box Elder, Cache, Beaver, Garfield, Iron, Kane, and Washington."

     D. Attachment F-1, Rates and Rate-Related Terms for the Rural Counties is added to the Contract as attached to this Amendment.

     E.   All other provisions of the Contract remain unchanged.

5. If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA Section 63-56-5), this Contract Amendment must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract Amendment.

6. This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.

IN WITNESS WHEREOF, the parties sign this Contract Amendment.

CONTRACTOR: AMERICAN FAMILY CARE          UTAH DEPARTMENT OF HEALTH

By: /s/ Kirk Olsen            4 Jan 2000  By: /s/ Shari A. Watkins,   01/07/2000
   -------------------------  ----------     ------------------------ ----------
   Signature of Authorized    Date           Shari A. Watkins, C.P.A. Date
   Individual                                Director
                                             Official of Fiscal
                                             Operations

Print Name:     Kirk Olsen                [SEAL]                      1/7/00
            ----------------------------  -------------------------   ----------
                                          State Finance:              Date
Title:     Chief Executive Officer
      ----------------------------------  /s/ [ILLEGIBLE]             1/7/2000
                                          -------------------------   ----------
           33-0617992                     State Purchasing:           Date
------------------------------------
Federal Tax Identification Number or
      Social Security Number

                ATTACHMENT F-1 RURAL RATES AND RATE-RELATED TERMS

                            Effective January 1, 2000

                              AMERICAN FAMILY CARE

 A.  PREMIUM RATES

     7.   MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS

----------------------------------------------------------------------------------------------------
    Age         TANF Male        TANF Male       TANF Female       TANF Female
   0 to 1        1 to 21         21 & Over        1 to 21           21 & Over           Aged
====================================================================================================
 $   [*]         $ [*]            $ [*]           $    [*]         $     [*]            $ [*]
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Disabled         Disabled          Medically         Medically        Non TANF       Restriction
   Male            Female          Needy Child       Needy Adult      Pregnant F        Program
====================================================================================================
 $   [*]         $ [*]            $ [*]           $    [*]         $     [*]            $ [*]
----------------------------------------------------------------------------------------------------

     8.   SPECIAL RATE

          An AIDS rate of $[*] per month will be paid in addition to the regular monthly premium when the T-Cell count is below 200.

B.   PER DELIVERY REIMBURSEMENT SCHEDULE

     The DEPARTMENT shall reimburse the CONTRACTOR $[*] per delivery to cover all Medically Necessary antepartum care, delivery, and postpartum professional, facility and ancillary services. The monthly premium amount for the enrollee is in addition to the delivery fee. The delivery payment will be made when the delivery occurs at 22 weeks or later, regardless of viability.

C.   CHEC SCREENING INCENTIVE CLAUSE

     1.   CHEC Screening Goal

          The CONTRACTOR will ensure that Medicaid children have access to appropriate well-child visits. The CONTRACTOR will follow the Utah EPSDT (CHEC) guidelines for the periodicity schedule for well-child protocol. The federal agency, Health Care Financing Administration, mandates that all states have 80% of all children screened. The DEPARTMENT and the CONTRACTOR will work toward that goal.

     2.   Calculation of CHEC Incentive Payment

          The DEPARTMENT will pay the CONTRACTOR $ [*] for each percentage point over 60% achieved by the CONTRACTOR. The DEPARTMENT will calculate the CONTRACTOR'S annual participation rate based on information supplied by the CONTRACTOR under the EPSDT (CHEC) reporting requirements at the same time each federal fiscal year's HCFA-416 is calculated. Payment will be based on the percentages determined at that time.

     3.   CONTRACTOR's Use of Incentive Payment

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the EPSDT (CHEC) participation rate.

D.   STOP-LOSS/REINSURANCE POLICY

     Stop-loss under item #1 below will be administered by a reinsurer, TransAmerica Occidental Life Insurance Company (TransAmerica). TransAmerica will partially administer stop-loss under item #2 below.

     1. REINSURANCE (all services including kidney, liver, and cornea and excluding specific organ transplantations defined in D.2. below)

          Costs, net of TPL, for all inpatient and outpatient services listed in Attachment C (including kidney, liver, and cornea transplantations, but excluding bone marrow, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, multi visceral, combination liver/small bowel, any additional approved transplantations) that are covered on the date of service rendered and incurred from July 1, 1999 through June 30, 2000 by the MCO for an Enrollee shall be shared by Transamerica under the following conditions:

          a. the date of service is from July 1, 1999 through June 30, 2000 (based on date of discharge if inpatient hospital stay);

          b.   paid claims incurred by the MCO exceed $50,000; and

          c. services shall have been incurred by the MCO during the time the client is enrolled with the MCO.

          If the above conditions are met, TransAmerica shall bear [*]% and the MCO shall bear [*]% of the amount that exceeds $50,000.

     2.   STOP-LOSS/REINSURANCE FOR SPECIFIC ORGAN TRANSPLANTATIONS

          Costs, net of TPL, for bone marrow, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, multi visceral, combination liver/small bowel, and any additional approved transplantations (other than kidney, liver, and cornea) that are covered on the date of service rendered and incurred from July 1, 1999 through June 30, 2000 by the MCO for an Enrollee shall be shared by the DEPARTMENT, Transamerica and the MCO under the following conditions:

          a. the date of service is from July 1, 1999 through June 30, 2000 (based on date of discharge if inpatient hospital stay);

          b.   paid claims incurred by the MCO exceed $40,000; and

          c. services shall have been incurred by the MCO during the time the client is enrolled with the MCO;

          d. the stop-loss billings for the first $40,000 must be submitted to the DEPARTMENT in a format mutually agreed upon; and

          e. stop-loss billings for the first $40,000 must be submitted to the DEPARTMENT within six months of the end of the Contract year.

          If the above conditions are met, the DEPARTMENT shall reimburse the MCO the first $40,000; TransAmerica, shall bear [*]% and the MCO shall bear [*]% of the amount that exceeds $40,000.

          Stop-loss/reinsurance provisions are normally based on services provided within the contract period ending June 30. However, for purposes of this stop-loss/reinsurance provision the Contract period is extended for transplantations performed between April 1, 2000 and June 30, 2000. When the transplantation is performed between April 1, 2000 and June 30, 2000 the payment for the first $40,000 of the transplantation costs and the costs that exceed $40,000 can be applied to this stop-loss/reinsurance provision for up to 90 days after the transplantation is performed.

E.   REIMBURSEMENT FOR REINSURANCE

     The CONTRACTOR agrees to purchase reinsurance from TransAmerica at the rate negotiated by the DEPARTMENT of $ [*] per Enrollee per month. The DEPARTMENT will reimburse the CONTRACTOR for their premium payments to TransAmerica.
        In addition, the DEPARTMENT will pay the CONTRACTOR [*]% of the premium to cover reinsurance administrative costs.

     1.   INTERIM PAYMENTS

          Beginning July 1, 1999, the DEPARTMENT will make monthly interim payments to the CONTRACTOR based on the reinsurance premiums the CONTRACTOR pays to Insurance Strategies, an agent of TransAmerica. The reinsurance premiums will be calculated using the previous month's number of Enrollees.

     2.   FINAL SETTLEMENT

          The DEPARTMENT will calculate the actual reinsurance amount due to the CONTRACTOR one month after the end of each contract year. The settlement will be based on actual Enrollee months.

F.   RISK SHARING PROVISION

     The DEPARTMENT agrees to retroactively adjust annual payments made to the CONTRACTOR under this Contract for clients living in the rural counties of Box Elder, Cache, Iron, Kane, Washington, Garfield and Beauer.

     1.   CONTRACTOR'S CLAIM EXPENDITURES EXCEEDING PREMIUMS, ETC.

          If the CONTRACTOR'S claim expenditures exceed the premiums paid plus other contract payments, the DEPARTMENT will reimburse the CONTRACTOR for the unrecovered costs related to claim expenditures. Claim contract payments include stop-loss payments. Therefore, the paid claims expenditures will also include stop-loss claims paid by the CONTRACTOR.

     2.   CONTRACTOR'S CLAIM EXPENDITURES LESS THAN PREMIUMS, ETC.

          If the CONTRACTOR'S claim expenditures are less than the premiums paid plus other contract payments, the CONTRACTOR can retain up to [*]% of the excess premiums paid and other payments. If there are additional savings after the CONTRACTOR has recovered the 10%, the DEPARTMENT and CONTRACTOR will share these savings on a 50-50 basis. Claim contract payments include stop-loss payments. Therefore, the paid claims expenditures will also include stop-loss claims paid by the CONTRACTOR.

          A request for a risk sharing adjustment shall be submitted to the DEPARTMENT no later than six months after the close of the contract year. The CONTRACTOR agrees to use its Medicaid payment rates and fee schedules used to price their Medicaid product as a basis for the risk sharing calculation.

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City, Utah 84116

                               CONTRACT AMENDMENT

    H9920205-02                                                  00-6146
---------------------                                     ---------------------
Department Log Number                                     State Contract Number

1. CONTRACT NAME:
   The name of this Contract is HMO-AMERICAN FAMILY CARE, the Contract number assigned by the State Division of Finance is 006146, the Department log number assigned by the Utah Department of Health is H9920205, and this Amendment is number 2.

2. CONTRACTING PARTIES:
   This Contract Amendment is between the Utah Department of Health (DEPARTMENT), and American Family Care of Utah, Inc. (CONTRACTOR).

3. PURPOSE OF CONTRACT AMENDMENT:
   To modify some of the provisions under Attachments B, C, and E; to add provisions under Attachment B; and to increase the rates effective July 1, 2000.

4. CHANGES TO CONTRACT:
   A. Effective July 1, 2000, under Attachment B (Special Provisions), Article I
      - Definitions, item D. "CHEC Program," delete "(See Attachment C, Covered Services, 21.)."

   B. Effective July 1, 2000, under Attachment B (Special Provisions), Article IV - Benefits, Section C. Scope of Services, add Subsection "4" as follows:

      4.  MEDICAL NECESSITY DENIALS

          When the CONTRACTOR determines that a service will not be covered due to the lack of medical necessity, the CONTRACTOR must send all documentation supporting their decision to the DEPARTMENT for its review before the CONTRACTOR's determination is deemed final, when the following conditions are met:

          a. there are no established national standards for determining medical necessity; and

          b. the DEPARTMENT does not have medical necessity criteria for the service.

          The DEPARTMENT will review the documentation and determine what the DEPARTMENT's decision would be regarding coverage for the service. The DEPARTMENT and the CONTRACTOR will work collaboratively in making a final decision on whether the service is to be covered by the CONTRACTOR.

   C. Effective July 1, 2000, under Attachment B (Special Provisions), Article IV-Benefits, Section E. Clarification of Covered Services, Subsection 1 Emergency Services, delete item "c."

   D. Effective July 1, 2000, under Attachment B (Special Provisions), Article V-Enrollee Rights/Services, Section F. Coordination, add Subsection "3" as follows:

      3.  DOMESTIC VIOLENCE

          The CONTRACTOR will ensure that providers are knowledgeable about methods to detect domestic violence and about resources in the community to which they can refer patients.

   E. Effective July 1, 2000, under Attachment B (Special Provisions), Article VII - Other Requirements, Section C. Fraud and Abuse Requirements, add the following language:

      "The CONTRACTOR must have a compliance program to identify and refer suspected fraud and abuse activities. The compliance program should outline the CONTRACTOR's internal processes for identifying fraud and abuse."

   F. Effective July 1, 2000, under Attachment B (Special Provisions), Article IX - Record, Reports and Audits, Section B. Periodic Reports, add Subsection 2. Interpretive Services as follows and renumber subsequent sections "3" through "9":

      2.  INTERPRETIVE SERVICES

          Annually, the CONTRACTOR will submit to the DEPARTMENT information about the use of interpretive services as follows: all sources of interpreter services, the languages for which interpreter services were secured, the amount of time spent by language, the expenditures by language, the amount of time spent by clinical versus administrative purposes, and the expenditures by clinical versus administrative purposes.

   G. Effective July 1, 2000, under Attachment B (Special Provisions), Article IX - Records, Reports and Audits, Section B. Periodic Reports, Subsection
      5. Encounter Data, is changed to Subsection 6 and changed to read:

      "Encounter data, as defined in the DEPARTMENT's "Encounter Records Technical Manual," is due (including all replacements) six months after the end of the quarter being reported. Encounter data will be submitted in accordance with the instructions detailed in the Encounter Records Technical Manual for dates of service beginning July 1, 1996."

   H. Effective July 1, 2000, under Attachment C. Covered Services, Item Y. Medical and Surgical Services of a Dentist, number 3. Services Specifically Covered, is changed to read as follows:

      3.  SERVICES SPECIFICALLY COVERED

          The CONTRACTOR is responsible for palliative care and pain relief for severe mouth or tooth pain in an emergency room. If the emergency room physician determines that it is not an emergency and the client requires services at a lesser level, the provider should refer the client to a dentist for treatment. If the dental-related problem is serious enough for the client to be admitted to the hospital, the CONTRACTOR is responsible for coverage of the inpatient hospital stay. The CONTRACTOR is responsible for authorized/ approved medical services provided by oral surgeons consistent with injury, accident, or disease (excluding dental decay and periodontal disease) including, but not limited to, removal of tumors in the mouth, setting and wiring a fractured jaw. Also covered are injuries to sound natural teeth and associated bone and tissue resulting from accidents including services by dentists performed in facilities other than the emergency room or hospital.

   I. Effective July 1, 2000, under Attachment C. Covered Services, Item Y. Medical and Surgical Services of a Dentist, number 4. Dental Services Not Covered, is changed to read as follows:

      4.  DENTAL SERVICES NOT COVERED

          The CONTRACTOR is not responsible for routine dental services such as fillings, extractions, treatment of abscess or infection, orthodontics, and pain relief when provided by a dentist in the office or in an outpatient setting such as a surgical center or scheduled same day surgery in a hospital including the surgical facilities charges.

   J. Effective July 1, 2000, under Attachment E, replace Table 2 (Cost Data) with Table 2 (Cost Data) and MEDICAL SERVICES REVENUE AND COST DEFINITIONS FOR TABLE 2 as attached to this Amendment #1.

   K. Effective July 1, 2000, replace Attachment F - Rates and Rate-Related Terms with Attachment F - Urban Rates and Rate-Related Terms, Effective July 1, 2000, as attached to this Amendment #2.

   L. Effective July 1, 2000, replace Attachment F-1 Rural Rates and Rate-Related Terms with Attachment F-1 Rural Rates and Rate-Related Terms, Effective July 1, 2000, as attached to this Amendment #2.

   M. All other provisions of the Contract remain unchanged.

5. If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA Section 63-56-5), this Contract Amendment must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract Amendment.

6. This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.

IN WITNESS WHEREOF, the parties sign this Contract Amendment.

CONTRACTOR: American Family Care of Utah,     UTAH DEPARTMENT OF HEALTH
Inc.

By: /s/ Kirk Olsen          5 September 2000 By:/s/ Shari A. Watkins 9/12/2000
    ----------------------- ----------------    -------------------- -----------
    Signature of Authorized Date                Shari A. Watkins,    Date
    Individual                                  C.P.A.
                                                Director
                                                Office of Fiscal
                                                Operations

Print Name: Kirk Olsen                          [SEAL]               9/26/2000
           --------------------------           -------------------- -----------
                                                State Finance:       Date
Title: Chief Executive Officer
       ------------------------------
                                                /s/ [ILLEGIBLE]      SEP 22 2000
              33-0617992                        -------------------- -----------
---------------------------------------         State Purchasing     Date
Federal Tax Identification Number or
       Social Security Number

PROVIDER NAME:                   _________________________________________         ATTACHMENT E                      ATTACHMENT E
SERVICE REPORTING PERIOD:        BEGINNING____________  ENDING____________      TABLE 1 PAGE 1 OF 1                       TABLE 1
PAYMENT DATES:                   BEGINNING____________  ENDING____________      MEDICAID ENROLLMENT                  Page 1 of 15

   1           2             3          4             5             6          7          8        9         10        11      12
------------------------------------------------------------------------------------------------------------------------------------
                                        AFDC                       AFDC
                                        MALE         AFDC         FEMALE       AFDC                                    MED     MED
 LINE                     INFANTS    * 21 YEARS      MALE       * 21 YEARS    FEMALE            DISABLED   DISABLED   NEDDY   NEDDY
  NO         MONTH        0-12 MOS  ** 12 MOS     21 + YEARS   **12 MOS    21 + YEARS   AGED     MALE      FEMALE    CHILD   OTHER
------------------------------------------------------------------------------------------------------------------------------------
   1       JULY
------------------------------------------------------------------------------------------------------------------------------------
   2       AUGUST
------------------------------------------------------------------------------------------------------------------------------------
   3       SEPTEMBER
------------------------------------------------------------------------------------------------------------------------------------
   4       OCTOBER
------------------------------------------------------------------------------------------------------------------------------------
   5       NOVEMBER
------------------------------------------------------------------------------------------------------------------------------------
   6       DECEMBER
------------------------------------------------------------------------------------------------------------------------------------
   7       JANUARY
------------------------------------------------------------------------------------------------------------------------------------
   8       FEBRUARY
------------------------------------------------------------------------------------------------------------------------------------
   9       MARCH
------------------------------------------------------------------------------------------------------------------------------------
  10       APRIL
------------------------------------------------------------------------------------------------------------------------------------
  11       MAY
------------------------------------------------------------------------------------------------------------------------------------
  12       JUNE
------------------------------------------------------------------------------------------------------------------------------------
  13       TOTAL                 0           0             0           0            0     0          0          0       0       0
------------------------------------------------------------------------------------------------------------------------------------
* less than
** greater than

   1           2             13          14         15       16
----------------------------------------------------------------------
                          NON AFDC                          MEDICAID
                          PREGNANT                            TOTAL
 LINE                      FEMALE    RESTRICTION          (SUM OF COLS
  NO         MONTH        (SOBRA)      CLIENTS     AIDS     3 THRU 15)
----------------------------------------------------------------------
   1       JULY                                                      0
----------------------------------------------------------------------
   2       AUGUST                                                    0
----------------------------------------------------------------------
   3       SEPTEMBER                                                 0
----------------------------------------------------------------------
   4       OCTOBER                                                   0
----------------------------------------------------------------------
   5       NOVEMBER                                                  0
----------------------------------------------------------------------
   6       DECEMBER                                                  0
----------------------------------------------------------------------
   7       JANUARY                                                   0
----------------------------------------------------------------------
   8       FEBRUARY                                                  0
----------------------------------------------------------------------
   9       MARCH                                                     0
----------------------------------------------------------------------
  10       APRIL                                                     0
----------------------------------------------------------------------
  11       MAY                                                       0
----------------------------------------------------------------------
  12       JUNE                                                      0
----------------------------------------------------------------------
  13       TOTAL                 0             0      0              0
----------------------------------------------------------------------

PROVIDER NAME:                  _________________________________________         ATTACHMENT E                          ATTACHMENT E
SERVICE REPORTING PERIOD:       BEGINNING____________  ENDING____________       TABLE 2 PAGE 1 OF 2                          TABLE 2
PAYMENT DATES:                  BEGINNING____________  ENDING____________       REVENUES AND COST                       PAGE 2 OF 15

                                        -------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)---------------
    1             2                     3              4        5            6           7          8
----------------------------------------------------------------------------------------------------------------------
                                     TOTAL UTAH                 AFDC                          AFDC
                                     OPERATIONS                 MALE           AFDC          FEMALE          AFDC
LINE                                 (INCLUDING     INFANTS    * 21 YEARS      MALE       * 21 YEARS        FEMALE
 NO          DESCRIPTION            ALL MEDICAID)   0-12 MOS  ** 12 MOS     21 + YEARS   ** 12 MOS        21 + YEARS
----------------------------------------------------------------------------------------------------------------------
               REVENUES                              ROUND TO THE NEAREST DOLLAR
----------------------------------------------------------------------------------------------------------------------
  1  PREMIUMS
----------------------------------------------------------------------------------------------------------------------
  2  DELIVERY FEES (CHILD BIRTH)
----------------------------------------------------------------------------------------------------------------------
  3  REINSURANCE
----------------------------------------------------------------------------------------------------------------------
  4  STOP LOSS
----------------------------------------------------------------------------------------------------------------------
  5  TPL COLLECTIONS - MEDICARE
----------------------------------------------------------------------------------------------------------------------
  6  TPL COLLECTIONS - OTHER
----------------------------------------------------------------------------------------------------------------------
  7  OTHER (SPECIFY)
----------------------------------------------------------------------------------------------------------------------
  8  OTHER (SPECIFY)
----------------------------------------------------------------------------------------------------------------------
  9  TOTAL REVENUES                          $ 0         $ 0           $ 0         $  0           $ 0            $  0
----------------------------------------------------------------------------------------------------------------------
             MEDICAL COSTS                           ROUND TO THE NEAREST DOLLAR
----------------------------------------------------------------------------------------------------------------------
 10  INPATIENT HOSPITAL SERVICES
----------------------------------------------------------------------------------------------------------------------
 11  OUTPATIENT HOSPITAL SERVICES
----------------------------------------------------------------------------------------------------------------------
 12  EMERGENCY DEPARTMENT SERVICES
----------------------------------------------------------------------------------------------------------------------
 13  PRIMARY CARE PHYSICIAN
      SERVICES
----------------------------------------------------------------------------------------------------------------------
 14  SPECIALTY CARE PHYSICIAN
      SERVICES
----------------------------------------------------------------------------------------------------------------------
 15  ADULT SCREENING SERVICES
----------------------------------------------------------------------------------------------------------------------
 16  VISION CARE - OPTOMETRIC
      SERVICES
----------------------------------------------------------------------------------------------------------------------
 17  VISION CARE - OPTICAL
      SERVICES
----------------------------------------------------------------------------------------------------------------------
 18  LABORATORY (PATHOLOGY)
      SERVICES
----------------------------------------------------------------------------------------------------------------------
 19  RADIOLOGY SERVICES
----------------------------------------------------------------------------------------------------------------------
 20  PHYSICAL AND OCCUPATIONAL
      THERAPY
----------------------------------------------------------------------------------------------------------------------
 21  SPEECH AND HEARING SERVICES
----------------------------------------------------------------------------------------------------------------------
 22  PODIATRY SERVICES
      END STAGE RENAL DISEASE
----------------------------------------------------------------------------------------------------------------------
 23  (ESRD) SERVICES - DIALYSIS
----------------------------------------------------------------------------------------------------------------------
 24  HOME HEALTH SERVICES
----------------------------------------------------------------------------------------------------------------------
 25  HOSPICE SERVICES
----------------------------------------------------------------------------------------------------------------------
 26  PRIVATE DUTY NURSING
----------------------------------------------------------------------------------------------------------------------
 27  MEDICAL SUPPLIES AND MEDICAL
      EQUIPMENT
----------------------------------------------------------------------------------------------------------------------
 28  ABORTIONS
----------------------------------------------------------------------------------------------------------------------
 29  STERILIZATIONS
----------------------------------------------------------------------------------------------------------------------
 30  DETOXIFICATION
----------------------------------------------------------------------------------------------------------------------
 31  ORGAN TRANSPLANTS
----------------------------------------------------------------------------------------------------------------------
 32  OTHER OUTSIDE MEDICAL
      SERVICES
----------------------------------------------------------------------------------------------------------------------
 33  LONG TERM CARE
----------------------------------------------------------------------------------------------------------------------
 34  TRANSPORTATION SERVICES
----------------------------------------------------------------------------------------------------------------------
 35  ACCRUED COSTS
----------------------------------------------------------------------------------------------------------------------
 36  OTHER (SPECIFY)
----------------------------------------------------------------------------------------------------------------------
 37  OTHER (SPECIFY)
----------------------------------------------------------------------------------------------------------------------
 38  TOTAL MEDICAL COSTS                     $ 0         $ 0           $ 0         $  0           $ 0            $  0
----------------------------------------------------------------------------------------------------------------------

* less than
** greater than

                                        -------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)---------------
    1             2                   9        10         11       12       13        14         15          16        17
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  NON AFDC                           MEDICAID
                                                                  MED     MED     PREGNANT                             TOTAL
LINE                                       DISABLED   DISABLED   NEDDY   NEEDY     FEMALE    RESTRICTION           (SUM OF COLS
 NO          DESCRIPTION            AGED     MALE      FEMALE    CHILD   OTHER     (SOBRA)    CLIENTS      AIDS      4 THRU 16)
-------------------------------------------------------------------------------------------------------------------------------
             REVENUES                                ROUND TO THE NEAREST DOLLAR
-------------------------------------------------------------------------------------------------------------------------------

  1  PREMIUMS
-------------------------------------------------------------------------------------------------------------------------------
  2  DELIVERY FEES (CHILD BIRTH)
-------------------------------------------------------------------------------------------------------------------------------
  3  REINSURANCE
-------------------------------------------------------------------------------------------------------------------------------
  4  STOP LOSS
-------------------------------------------------------------------------------------------------------------------------------
  5  TPL COLLECTIONS - MEDICARE
-------------------------------------------------------------------------------------------------------------------------------
  6  TPL COLLECTIONS - OTHER
-------------------------------------------------------------------------------------------------------------------------------
  7  OTHER (SPECIFY)
-------------------------------------------------------------------------------------------------------------------------------
  8  OTHER (SPECIFY)
-------------------------------------------------------------------------------------------------------------------------------
  9  TOTAL REVENUES                  $ 0        $ 0        $ 0     $ 0     $ 0         $ 0           $ 0    $ 0             $ 0
-------------------------------------------------------------------------------------------------------------------------------
             MEDICAL COSTS                           ROUND TO THE NEAREST DOLLAR
-------------------------------------------------------------------------------------------------------------------------------
 10  INPATIENT HOSPITAL SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 11  OUTPATIENT HOSPITAL SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 12  EMERGENCY DEPARTMENT SERVICE
-------------------------------------------------------------------------------------------------------------------------------
 13  PRIMARY CARE PHYSICIAN
      SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 14  SPECIALTY CARE PHYSICIAN
      SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 15  ADULT SCREENING SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 16  VISION CARE - OPTOMETRIC
      SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 17  VISION CARE - OPTICAL
      SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 18  LABORATORY (PATHOLOGY)
      SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 19  RADIOLOGY SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 20  PHYSICAL AND OCCUPATIONAL
      THERAPY
-------------------------------------------------------------------------------------------------------------------------------
 21  SPEECH AND HEARING SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 22  PODIATRY SERVICES
      END STAGE RENAL DISEASE
-------------------------------------------------------------------------------------------------------------------------------
 23  (ESRD) SERVICES - DIALYSIS
-------------------------------------------------------------------------------------------------------------------------------
 24  HOME HEALTH SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 25  HOSPICE SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 26  PRIVATE DUTY NURSING
-------------------------------------------------------------------------------------------------------------------------------
 27  MEDICAL SUPPLIES AND MEDICAL
      EQUIPMENT
-------------------------------------------------------------------------------------------------------------------------------
 28  ABORTIONS
-------------------------------------------------------------------------------------------------------------------------------
 29  STERILIZATIONS
-------------------------------------------------------------------------------------------------------------------------------
 30  DETOXIFICATION
-------------------------------------------------------------------------------------------------------------------------------
 31  ORGAN TRANSPLANTS
-------------------------------------------------------------------------------------------------------------------------------
 32  OTHER OUTSIDE MEDICAL
      SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 33  LONG TERM CARE
-------------------------------------------------------------------------------------------------------------------------------
 34  TRANSPORTATION SERVICES
-------------------------------------------------------------------------------------------------------------------------------
 35  ACCRUED COSTS
-------------------------------------------------------------------------------------------------------------------------------
 36  OTHER (SPECIFY)
-------------------------------------------------------------------------------------------------------------------------------
 37  OTHER (SPECIFY)
-------------------------------------------------------------------------------------------------------------------------------
 38  TOTAL MEDICAL COSTS             $ 0        $ 0        $ 0     $ 0     $ 0         $ 0           $ 0    $ 0             $ 0
-------------------------------------------------------------------------------------------------------------------------------

PROVIDER NAME:                                                                    ATTACHMENT E                     ATTACHMENT E
SERVICE REPORTING PERIOD:                                                       TABLE 2 PAGE 1 OF 2                    TABLE 2
PAYMENT DATES:                                                                  REVENUES AND COST                  PAGE 3 OF 15

                                        -------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-------------------
 1                 2                     3              4              5              6              7              8
---------------------------------------------------------------------------------------------------------------------------
                                    TOTAL UTAH                       AFDC                          AFDC
                                    OPERATIONS                       MALE           AFDC          FEMALE         AFDC
LINE                                (INCLUDING       INFANTS      * 21 YEARS        MALE        * 21 YEARS      FEMALE
 NO           DESCRIPTION          ALL MEDICAID)     0-12 MOS    ** 12 MOS       21 + YEARS   ** 12 MOS      21 + YEARS
---------------------------------------------------------------------------------------------------------------------------
        ADMINISTRATIVE COSTS                                      ROUND TO THE NEAREST DOLLAR
---------------------------------------------------------------------------------------------------------------------------
 39  ADMINISTRATION - ADVERTISING
---------------------------------------------------------------------------------------------------------------------------
 40  HOME OFFICE INDIRECT COST
      ALLOCATIONS
---------------------------------------------------------------------------------------------------------------------------
 41  UTILIZATION
---------------------------------------------------------------------------------------------------------------------------
 42  ADMINISTRATION - OTHER
---------------------------------------------------------------------------------------------------------------------------
 43  TOTAL ADMINISTRATIVE COSTS            $ 0          $ 0             $ 0            $ 0           $ 0            $ 0
---------------------------------------------------------------------------------------------------------------------------
 44  TOTAL COSTS (MED & ADMIN)             $ 0          $ 0             $ 0            $ 0           $ 0            $ 0
---------------------------------------------------------------------------------------------------------------------------
 45  NET INCOME [Gain or (Loss)]           $ 0          $ 0             $ 0            $ 0           $ 0            $ 0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 46  ENROLLEE MONTHS                                      0               0              0             0              0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 47  MEDICAL COST @ ENROLLEE MO
---------------------------------------------------------------------------------------------------------------------------
 48  ADMIN COST @ ENROLLEE MO
---------------------------------------------------------------------------------------------------------------------------
 49  TOTAL COST @ ENROLLEE MO
---------------------------------------------------------------------------------------------------------------------------
            OTHER DATA
---------------------------------------------------------------------------------------------------------------------------
 50  TPL SAVINGS  COST AVOIDANCE"
----------------------------------                -------------------------------------------------------------------------
 51  DUPLICATE PREMIUMS ***
----------------------------------                -------------------------------------------------------------------------
 52  NUMBER OF DELIVERIES ****
----------------------------------                -------------------------------------------------------------------------
 53  FAMILY PLANNING SERVICES
----------------------------------                -------------------------------------------------------------------------
 54  REINSURANCE PREMIUMS RECEIVED
----------------------------------                -------------------------------------------------------------------------
 55  REINSURANCE PREMIUMS PAID
----------------------------------                -------------------------------------------------------------------------
 56  ADMINISTRATIVE REVENUE
      RETAINED BY THE CONTRACTOR
----------------------------------                -------------------------------------------------------------------------

* less than
** greater than

                                        -------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-------------------
  1                2                     9             10             11              12            13             14
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                NON AFDC
                                                                                    MED             MED         PREGNANT
LINE                                                DISABLED       DISABLED        NEDDY           NEDDY         FEMALE
 NO           DESCRIPTION              AGED           MALE          FEMALE         CHILD           OTHER         (SOBRA)
---------------------------------------------------------------------------------------------------------------------------
        ADMINISTRATIVE COSTS                                      ROUND TO THE NEAREST DOLLAR
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 39  ADMINISTRATION -ADVERTISING
---------------------------------------------------------------------------------------------------------------------------
 40  HOME OFFICE INDIRECT COST
      ALLOCATIONS
---------------------------------------------------------------------------------------------------------------------------
 41  UTILIZATION
---------------------------------------------------------------------------------------------------------------------------
 42  ADMINISTRATION - OTHER
---------------------------------------------------------------------------------------------------------------------------
 43  TOTAL ADMINISTRATIVE COSTS        $ 0              $ 0           $  0          $ 0             $ 0             $ 0
---------------------------------------------------------------------------------------------------------------------------
 44  TOTAL COSTS (MED & ADMIN)         $ 0              $ 0           $  0          $ 0             $ 0             $ 0
---------------------------------------------------------------------------------------------------------------------------
 45  NET INCOME [Gain or (Loss)]       $ 0              $ 0           $  0          $ 0             $ 0             $ 0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 46  ENROLLEE MONTHS                     0                0              0            0               0               0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 47  MEDICAL COST @ ENROLLEE MO
---------------------------------------------------------------------------------------------------------------------------
 48  ADMIN COST @ ENROLLEE MO
---------------------------------------------------------------------------------------------------------------------------
 49  TOTAL COST @ ENROLLEE MO
---------------------------------------------------------------------------------------------------------------------------
            OTHER DATA
---------------------------------------------------------------------------------------------------------------------------
 50  TPL SAVINGS COST AVOIDANCE **
---------------------------------------------------------------------------------------------------------------------------
 51  DUPLICATE PREMIUMS ***
---------------------------------------------------------------------------------------------------------------------------
 52  NUMBER OF DELIVERIES ****
---------------------------------------------------------------------------------------------------------------------------
 53  FAMILY PLANNING SERVICES
---------------------------------------------------------------------------------------------------------------------------
 54  REINSURANCE PREMIUMS RECEIVED
---------------------------------------------------------------------------------------------------------------------------
 55  REINSURANCE PREMIUMS PAID
---------------------------------------------------------------------------------------------------------------------------
 56  ADMINISTRATIVE REVENUE
      RETAINED BY THE CONTRACTOR
---------------------------------------------------------------------------------------------------------------------------

                                -MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-
  1               2                     15             16             17
------------------------------------------------------------------------------
                                                                   MEDICAID
                                                                     TOTAL
LINE                                RESTRICTION                  (SUM OF COLS
 NO           DESCRIPTION             CLIENTS         AIDS         4 THRU 16)
------------------------------------------------------------------------------
        ADMINISTRATIVE COSTS            ROUND TO THE NEAREST DOLLAR
------------------------------------------------------------------------------
 39  ADMINISTRATION -ADVERTISING
------------------------------------------------------------------------------
 40  HOME OFFICE INDIRECT COST
      ALLOCATIONS
------------------------------------------------------------------------------
 41  UTILIZATION
------------------------------------------------------------------------------
 42  ADMINISTRATION - OTHER
------------------------------------------------------------------------------
 43  TOTAL ADMINISTRATIVE COSTS            $ 0         $ 0               $ 0
------------------------------------------------------------------------------
 44  TOTAL COSTS (MED & ADMIN)             $ 0         $ 0               $ 0
------------------------------------------------------------------------------
 45  NET INCOME [Gain or (Loss)]           $ 0         $ 0               $ 0
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 46  ENROLLEE MONTHS                         0           0                 0
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 47  MEDICAL COST @ ENROLLEE MO
------------------------------------------------------------------------------
 48  ADMIN COST @ ENROLLEE MO
------------------------------------------------------------------------------
 49  TOTAL COST @ ENROLLEE MO
------------------------------------------------------------------------------
            OTHER DATA
------------------------------------------------------------------------------
 50  TPL SAVINGS o COST AVOIDANCE"                                       $ 0
------------------------------------------------------------------------------
 51  DUPLICATE PREMIUMS ***                                              $ 0
------------------------------------------------------------------------------
 52  NUMBER OF DELIVERIES ****                                             0
------------------------------------------------------------------------------
 53  FAMILY PLANNING SERVICES                                            $ 0
------------------------------------------------------------------------------
 54  REINSURANCE PREMIUMS RECEIVED                                       $ 0
------------------------------------------------------------------------------
 55  REINSURANCE PREMIUMS PAID                                           $ 0
------------------------------------------------------------------------------
 56  ADMINISTRATIVE REVENUE
      RETAINED BY THE CONTRACTOR                                         $ 0
------------------------------------------------------------------------------

** COST OF SERVICES PROVIDED TO HMO CLIENTS. NOT PAID FOR BY HMO, E.G. "AVOIDED", BECAUSE OTHER INSURANCE PAID FOR IT.
*** CASH AMOUNT RETURNED TO MEDICAID BY HMO BECAUSE HMO CLIENT WAS COVERED IN THE SAME HMO BY ANOTHER CARRIER.
**** NUMBER OF CHILDREN DELIVERED. THIS NUMBER TIMES RATES SHOULD EQUAL DELIVERY
     REVENUE.

      In this Medicaid portion, include only costs for Medicaid clients under the capitation agreement - exclude revenue, costs & TPL categories per this form that do not apply to your organization or contract.

                                                                    Attachment E
                                                                    Page 4 of 15

            MEDICAL SERVICES REVENUE AND COST DEFINITIONS FOR TABLE 2

REVENUES (Report all revenues received or receivable at the end-of-period date on the form)

1.   Premiums

     Report premium payments received or receivable from the DEPARTMENT.

2.   Delivery Fees

     Report the delivery fee received or receivable from the DEPARTMENT.

3.   Reinsurance

     Report the reinsurance payments received or receivable from the REINSURANCE CARRIER (See Attachment F, Section D, Items 1 and 2).

4.   Stop Loss

     Report stop loss payments received or receivable from the DEPARTMENT (See Attachment F, Section D, Item 2).

5.   TPL Collections - Medicare

     Report all third party collections received from Medicare.

6.   TPL Collections - Other

     Report all third party collections received other than Medicare collections. (Report TPL savings because of cost avoidance as a memo amount on line 48).

7.   Other (specify)

8.   Other (specify)

     For lines seven and eight: Report all other revenue not included in lines one through six. (There may not be any amount to report; however, this line can be used to report revenue from total Utah operations that do not fit lines one through six.)

9.   TOTAL REVENUES

     Total lines one through eight.

NOTE: Duplicate premiums are not considered a cost or revenue as they are collected by the CONTRACTOR and paid to the DEPARTMENT. Therefore, the payment to the DEPARTMENT would reduce or offset the revenue recorded when the duplicate premium was received. However, line 49 has been established for reporting duplicate premiums as a memo amount.

                                                                    Attachment E
                                                                    Page 5 of 15

MEDICAL COSTS: Report all costs accrued as of the ending date on the form. In the first data column (column 3), report all costs for Utah operations per the general ledger. In the 14 Medicaid data columns (columns 4 through 17), report only costs for Medicaid Enrollees.

10.  Inpatient Hospital Services

     Costs incurred in providing inpatient hospital services to Enrollees confined to a hospital.

11.  Outpatient Hospital Services

     Costs incurred in providing outpatient hospital services to Enrollees, not including services provided in the emergency department.

12.  Emergency Department Services

     Costs incurred in providing outpatient hospital emergency room services to Enrollees.

13. Primary Care Physician Services (Including EPSDT Services, Prenatal Care, and Family Planning Services)

     All costs incurred for Enrollees as a result of providing primary care physician, osteopath, physician assistant, nurse practitioner, and nurse midwife services, including payroll expenses, any capitation and/or contract payments, fee-for-service payments, fringe benefits, travel and office supplies.

14. Specialty Care Physician Services (Including EPSDT Services, Prenatal Care, and Family Planning Services)

     All costs incurred as a result of providing specialty care physician, osteopath, physician assistant, nurse practitioner, and nurse midwife services to Enrollees, including payroll expenses, any capitation and/or contract payments, fee-for-service payments, fringe benefits, travel and office supplies.

15.  Adult Screening Services

     Expenses associated with providing screening services to Enrollees.

16.  Vision Care - Optometric Services

     Included are payroll costs, any capitation and/or contract payments, and fee-for-service payments for services and procedures performed by an optometrist and other non-payroll expenses directly related to providing optometric services for Enrollees.

17.  Vision Care - Optical Services

     Included are payroll costs, any capitation and/or contract payments and fee-for-service payments for services and procedures performed by an optician and other supportive staff, cost of eyeglass frames and lenses and other non-payroll expenses directly related to providing optical services for Enrollees.

                                                                    Attachment E
                                                                    Page 6 of 15

18.  Laboratory (Pathology) Services

     Costs incurred as a result of providing pathological tests or services to Enrollees including payroll expenses, any capitation and/or contract payments, fee-for-service payments and other expenses directly related to in-house laboratory services. Excluded are costs associated with a hospital visit.

19.  Radiology Services

     Cost incurred in providing x-ray services to Enrollees, including x-ray payroll expenses, any capitation and/or contract payments, fee-for-service payments, and occupancy overhead costs. Excluded are costs associated with a hospital visit.

20.  Physical and Occupational Therapy

     Included are payroll costs, any capitation and/or contract payments, fee-for-service costs, and other non-payroll expenditures directly related to providing physical and occupational therapy services.

21.  Speech and Hearing Services

     Payroll costs, any capitation and/or contract payments, fee-for-service payments, and non-payroll costs directly related to providing speech and hearing services for Enrollees.

22.  Podiatry Services

     Salary expenses or outside claims, capitation and/or contract payments, fee-for-service payments, and non-payroll costs directly related to providing services rendered by a podiatrist to Enrollees.

23.  End Stage Renal Disease (ESRD) Services - Dialysis

     Costs incurred in providing renal dialysis (ESRD) services to Enrollees.

24.  Home Health Services

     Included are payroll costs, any capitation and/or contract payments, fee-for-service payments, and other non-payroll expenses directly related to providing home health services for Enrollees.

25.  Hospice Services

     Expenses related to hospice care for Enrollees including home care, general inpatient care for Enrollees suffering terminal illness and inpatient respite care for caregivers of Enrollees suffering terminal illness.

26.  Private Duty Nursing

     Expenses associated with private duty nursing for Enrollees.

                                                                    Attachment E
                                                                    Page 7 of 15

27.  Medical Supplies and Medical Equipment

     This cost center contains fee-for-service cost for outside acquisition of medical requisites, special appliances as prescribed by the CONTRACTOR to Enrollees.

28.  Abortions

     Medical and hospital costs incurred in providing abortions for Enrollees.

29.  Sterilizations

     Medical and hospital costs incurred in providing sterilizations for Enrollees.

30.  Detoxification

     Medical and hospital costs incurred in providing treatment for substance abuse and dependency (detoxification) for Enrollees.

31.  Organ Transplants

     Medical and hospital costs incurred in providing transplants for Enrollees.

32.  Other Outside Medical Services

     The costs for specialized testing and outpatient surgical centers for Enrollees ordered by the CONTRACTOR.

33.  Long Term Care

     Costs incurred in providing long-term care for Enrollees required under Attachment C.

34.  Transportation Services

     Costs incurred in providing ambulance (ground and air) services for Enrollees.

35.  Accrued Costs

     Costs Incurred for services rendered to Enrollees but not yet billed.

36 & 37.   Other

     Report costs not otherwise reported.

38.  TOTAL MEDICAL COSTS

     Total lines 10 through 38.

                                                                    Attachment E
                                                                    Page 8 of 15

ADMINISTRATIVE COSTS

Report payroll costs, any capitation and/or contract payments, non-payroll costs and occupancy overhead costs for accounting services, claims processing services, health plan services, data processing services, purchasing, personnel, Medicaid marketing and regional administration.

Report the administration cost under four categories - advertising, home office indirect cost allocation, utilization and all other administrative costs. If there are no advertising costs or indirect home office cost allocations, report a zero amount in the applicable lines.

39.  Administration - Advertising

40.  Home Office Indirect Cost Allocations

41.  Utilization

     Payroll cost and any capitation and/or contract payments for utilization staff and other non-payroll costs directly associated with controlling and monitoring outside physician referral and hospital admission and discharges of Enrollees.

42.  Administration - Other

43.  TOTAL ADMINISTRATIVE COSTS

     Total lines 39 through 43.

44.  TOTAL COSTS (MEDICAL AND ADMINISTRATIVE)

     Total lines 38 and 44.

45.  NET INCOME (GAIN OR LOSS)

     Line 9 minus line 44.

46.  ENROLLEE MONTHS

     Total Enrollee months for period of time being reported.

47.  MEDICAL COSTS PER ENROLLEE MONTH

     Line 38 divided by line 46.

48.  ADMINISTRATIVE COSTS PER ENROLLEE MONTH

     Line 43 divided by line 46.

49.  TOTAL COSTS PER ENROLLEE MONTH

     Line 44 divided by line 46.

                                                                    Attachment E
                                                                    Page 9 of 15

OTHER DATA

50.  TPL Savings - Cost Avoidance

51.  Duplicate Premiums

     Include all premiums received for Enrollees from all sources other than Medicaid.

52.  Number of Deliveries

     Total number of Enrollee deliveries when the delivery occurred at 24 weeks or later.

53.  Family Planning Services

     Include costs associated with family planning services as defined in Attachment C (Covered Services, Section V, Family Planning Services).

54.  Reinsurance Premiums Received

     Include the reinsurance premiums received or receivable from the DEPARTMENT.

55.  Reinsurance Premiums Paid

     Include reinsurance premiums paid to the REINSURANCE CARRIER.

56.  Administrative Revenue Retained by the CONTRACTOR

     Include the administrative revenue retained by the CONTRACTOR from the reinsurance premiums received or receivable from the DEPARTMENT.

PROVIDER NAME:                     _______________________________          ATTACHMENT E                       ATTACHMENT E

SERVICE REPORTING PERIOD:          BEGINNING________ENDING________      TABLE 3 PAGE 1 OF 1                         TABLE 3

PAYMENT DATES:                     BEGINNING________ENDING________          UTILIZATION                       PAGE 10 OF 15

                                        -------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-------------------
 1                 2                     3              4              5              6            7              8
---------------------------------------------------------------------------------------------------------------------------
                SERVICE
              DESCRIPTION                             AFDC                          AFDC
         (REFER TO THE UNIT FOR                       MALE           AFDC          FEMALE        AFDC
LINE   SERVICE DEFINITIONS IN THE     INFANTS      * 21 YEARS        MALE        * 21 YEARS     FEMALE
 NO          INSTRUCTIONS             0-12 MOS    ** 12 MOS       21 + YEARS    ** 12 MOS      21 + YEARS        AGED
---------------------------------------------------------------------------------------------------------------------------
  1  HOSPITAL SERVICES - GENERAL
      DAYS
---------------------------------------------------------------------------------------------------------------------------
  2  HOSPITAL SERVICES -
      DISCHARGES
---------------------------------------------------------------------------------------------------------------------------
  3  HOSPITAL SERVICES -
      OUTPATIENT VISITS
---------------------------------------------------------------------------------------------------------------------------
  4  EMERGENCY DEPARTMENT
      VISITS
---------------------------------------------------------------------------------------------------------------------------
  5  PRIMARY CARE PHYSICIAN
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
  6  SPECIALTY CARE PHYSICIAN
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
  7  ADULT SCREENING SERVICES
---------------------------------------------------------------------------------------------------------------------------
  8  VISION CARE - OPTOMETRIC
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
  9  VISION CARE - OPTICAL
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
 10  LABORATORY (PATHOLOGY)
      PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 11  RADIOLOGY PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 12  PHYSICAL AND OCCUPATIONAL
      THERAPY SERVICES
---------------------------------------------------------------------------------------------------------------------------
 13  SPEECH AND HEARING SERVICES
---------------------------------------------------------------------------------------------------------------------------
 14  PODIATRY SERVICES
---------------------------------------------------------------------------------------------------------------------------
 15  END STAGE RENAL DISEASE(ESRD)
      SERVICES - DIALYSIS
---------------------------------------------------------------------------------------------------------------------------
 16  HOME HEALTH SERVICES
---------------------------------------------------------------------------------------------------------------------------
 17  HOSPICE DAYS
---------------------------------------------------------------------------------------------------------------------------
 18  PRIVATE DUTY NURSING SERVICES
---------------------------------------------------------------------------------------------------------------------------
 19  MEDICAL SUPPLIES AND MEDICAL
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
 20  ABORTIONS PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 21  STERILIZATION PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 22  DETOXIFICATION DAYS
---------------------------------------------------------------------------------------------------------------------------
 23  ORGAN TRANSPLANTS
---------------------------------------------------------------------------------------------------------------------------
 24  OTHER OUTSIDE MEDICAL
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
 25  LONG TERM CARE FACILITY DAYS
---------------------------------------------------------------------------------------------------------------------------
 26  TRANSPORTATION TRIPS
---------------------------------------------------------------------------------------------------------------------------
 27  OTHER (SPECIFY)
---------------------------------------------------------------------------------------------------------------------------

* less than
** greater than

                                        -------------------MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)-------------------
 1                 2                     9             10             11             12             13             14
---------------------------------------------------------------------------------------------------------------------------
                SERVICE
              DESCRIPTION                                                                      NON AFDC
         (REFER TO THE UNIT FOR                                   MED            MED           PREGNANT
LINE   SERVICE DEFINITIONS IN THE     DISABLED     DISABLED      NEEDY          NEEDY           FEMALE          RESTRICTION
 NO          INSTRUCTIONS               MALE        FEMALE       CHILD          OTHER           (SOBRA)           CLIENTS
---------------------------------------------------------------------------------------------------------------------------
  1  HOSPITAL SERVICES - GENERAL
      DAYS
---------------------------------------------------------------------------------------------------------------------------
  2  HOSPITAL SERVICES -
      DISCHARGES
---------------------------------------------------------------------------------------------------------------------------
  3  HOSPITAL SERVICES -
      OUTPATIENT VISITS
---------------------------------------------------------------------------------------------------------------------------
  4  EMERGENCY DEPARTMENT
      VISITS
---------------------------------------------------------------------------------------------------------------------------
  5  PRIMARY CARE PHYSICIAN
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
  6  SPECIALTY CARE PHYSICIAN
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
  7  ADULT SCREENING SERVICES
---------------------------------------------------------------------------------------------------------------------------
  8  VISION CARE - OPTOMETRIC
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
  9  VISION CARE - OPTICAL
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
 10  LABORATORY (PATHOLOGY)
      PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 11  RADIOLOGY PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 12  PHYSICAL AND OCCUPATIONAL
      THERAPY SERVICES
---------------------------------------------------------------------------------------------------------------------------
 13  SPEECH AND HEARING SERVICES
---------------------------------------------------------------------------------------------------------------------------
 14  PODIATRY SERVICES
---------------------------------------------------------------------------------------------------------------------------
 15  END STAGE RENAL DISEASE(ESRD)
      SERVICES - DIALYSIS
---------------------------------------------------------------------------------------------------------------------------
 16  HOME HEALTH SERVICES
---------------------------------------------------------------------------------------------------------------------------
 17  HOSPICE DAYS
---------------------------------------------------------------------------------------------------------------------------
 18  PRIVATE DUTY NURSING SERVICES
---------------------------------------------------------------------------------------------------------------------------
 19  MEDICAL SUPPLIES AND MEDICAL
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
 20  ABORTIONS PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 21  STERILIZATION PROCEDURES
---------------------------------------------------------------------------------------------------------------------------
 22  DETOXIFICATION DAYS
---------------------------------------------------------------------------------------------------------------------------
 23  ORGAN TRANSPLANTS
---------------------------------------------------------------------------------------------------------------------------
 24  OTHER OUTSIDE MEDICAL
      SERVICES
---------------------------------------------------------------------------------------------------------------------------
 25  LONG TERM CARE FACILITY DAYS
---------------------------------------------------------------------------------------------------------------------------
 26  TRANSPORTATION TRIPS
---------------------------------------------------------------------------------------------------------------------------
 27  OTHER (SPECIFY)
---------------------------------------------------------------------------------------------------------------------------

                                 --MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)--
 1                 2                                      15             16
----------------------------------------------------------------------------------
                SERVICE
              DESCRIPTION                                              MEDICAID
         (REFER TO THE UNIT OF                                          TOTAL
LINE   SERVICE DEFINITIONS IN THE                                    (SUM OF COLS
 NO          INSTRUCTIONS                                 AIDS        3 THRU 15)
----------------------------------------------------------------------------------
  1  HOSPITAL SERVICES - GENERAL
      DAYS                                                                    0
----------------------------------------------------------------------------------
  2  HOSPITAL SERVICES -
      DISCHARGES                                                              0
----------------------------------------------------------------------------------
  3  HOSPITAL SERVICES -
      OUTPATIENT VISITS                                                       0
----------------------------------------------------------------------------------
  4  EMERGENCY DEPARTMENT
      VISITS                                                                  0
----------------------------------------------------------------------------------
  5  PRIMARY CARE PHYSICIAN
      SERVICES                                                                0
----------------------------------------------------------------------------------
  6  SPECIALTY CARE PHYSICIAN
      SERVICES                                                                0
----------------------------------------------------------------------------------
  7  ADULT SCREENING SERVICES                                                 0
----------------------------------------------------------------------------------
  8  VISION CARE - OPTOMETRIC
      SERVICES                                                                0
----------------------------------------------------------------------------------
  9  VISION CARE - OPTICAL
      SERVICES                                                                0
----------------------------------------------------------------------------------
 10  LABORATORY (PATHOLOGY)
      PROCEDURES                                                              0
----------------------------------------------------------------------------------
 11  RADIOLOGY PROCEDURES                                                     0
----------------------------------------------------------------------------------
 12  PHYSICAL AND OCCUPATIONAL
      THERAPY SERVICES                                                        0
----------------------------------------------------------------------------------
 13  SPEECH AND HEARING SERVICES                                              0
----------------------------------------------------------------------------------
 14  PODIATRY SERVICES                                                        0
----------------------------------------------------------------------------------
 15  END STAGE RENAL DISEASE(ESRD)
      SERVICES - DIALYSIS                                                     0
----------------------------------------------------------------------------------
 16  HOME HEALTH SERVICES                                                     0
----------------------------------------------------------------------------------
 17  HOSPICE DAYS                                                             0
----------------------------------------------------------------------------------
 18  PRIVATE DUTY NURSING SERVICES                                            0
----------------------------------------------------------------------------------
 19  MEDICAL SUPPLIES AND MEDICAL
      SERVICES                                                                0
----------------------------------------------------------------------------------
 20  ABORTIONS PROCEDURES                                                     0
----------------------------------------------------------------------------------
 21  STERILIZATION PROCEDURES                                                 0
----------------------------------------------------------------------------------
 22  DETOXIFICATION DAYS                                                      0
----------------------------------------------------------------------------------
 23  ORGAN TRANSPLANTS                                                        0
----------------------------------------------------------------------------------
 24  OTHER OUTSIDE MEDICAL
      SERVICES                                                                0
----------------------------------------------------------------------------------
 25  LONG TERM CARE FACILITY DAYS                                             0
----------------------------------------------------------------------------------
 26  TRANSPORTATION TRIPS                                                     0
----------------------------------------------------------------------------------
 27  OTHER (SPECIFY)                                                          0
----------------------------------------------------------------------------------

NOTE: MEDICAL REQUISITIONS HAS BEEN DITCHED!!

                                  ATTACHMENT E
                                     TABLE 3
                                  Page 10 of 15

                                                                    Attachment E
                                                                   Page 11 of 15

              MEDICAL SERVICES UTILIZATION DEFINITIONS FOR TABLE 3

MEDICAL SERVICES

1.   Hospital Services - General Days

     Record total number of inpatient hospital days associated with inpatient medical care.

2.   Hospital Services - Discharges

     Record total number of inpatient hospital discharges.

3.   Hospital Services - Outpatient Visits

     Record total number of outpatient visits.

4.   Emergency Department Visits

     Record total number of emergency room visits

5.   Primary Care Physician Services

     Number of services and procedures defined by CPT-4 codes provided by primary care physicians or licensed physician extenders or assistants under direct supervision of a physician inclusive of all services except radiology, laboratory and injections/immunizations which should be reported in their appropriate section. The reporting of data under this category includes both outpatient and inpatient services.

6.   Specialty Care Physician Services

     Number of services and procedures defined by CPT-4 codes provided by specialty care physicians or licensed physician extenders or assistants under direct supervision of a physician inclusive of all services except radiology, laboratory and injections/immunizations which should be reported in their appropriate section. The reporting of data under this category includes both outpatient and inpatient services.

7.   Adult Screening Services

     Number of adult screenings performed.

8.   Vision Care - Optometric Services

     Number of optometric services and procedures performed by an optometrist.

9.   Vision Care - Optical Services

     Number of eye glasses and contact lenses dispensed.

                                                                    Attachment E
                                                                   Page 12 of 15

10.  Laboratory (Pathology) Procedures

     Number of procedures defined by CPT-4 Codes under the Pathology and Laboratory section. Excluded are services performed in conjunction with a hospital outpatient or emergency department visit.

11.  Radiology Procedures

     Number of procedures defined by CPT-4 Codes under the Radiology section. Excluded are services performed in conjunction with a hospital outpatient or emergency department visit.

12.  Physical and Occupational Therapy Services

     Physical therapy refers to physical and occupational therapy services and procedures performed by a physician or physical therapist.

13.  Speech and Hearing Services

     Number of services and procedures.

14.  Podiatry Services

     Number of services and procedures.

15.  End Stage Renal Disease (ESRD) Services - Dialysis

     Number of ESRD procedures provided upon referral.

16.  Home Health Services

     Number of home health visits, such as skilled nursing, home health aide, and personal care aide visits.

17.  Hospice Days

     Number of days hospice care is provided, including respite care.

18.  Private Duty Nursing Services

     Hours of skilled care delivered.

19.  Medical Supplies and Medical Equipment

     Durable medical equipment such as wheelchairs, hearing aids, etc., and nondurable supplies such as oxygen etc.

20.  Abortion Procedures

     Number of procedures performed.

                                                                    Attachment E
                                                                   Page 13 of 15
21.  Sterilization Procedures

     Number of procedures performed.

22.  Detoxification Days

     Days of inpatient detoxification.

23.  Organ Transplants

     Number of transplants.

24.  Other Outside Medical Services

     Specialized testing and outpatient surgical services ordered by IHC.

25.  Long Term Care Facility Days

     Total days associated with long-term care.

26.  Transportation Trips

     Number of ambulance trips.

27.  Other (specify)

                                  ATTACHMENT E
                               TABLE 4 PAGE 1 OF 1
                        MEDICAID MALPRACTICE INFORMATION

PROVIDER NAME:             _____________________________________________________

SERVICE REPORTING PERIOD:  BEGINNING __________ ENDING  ________________________

ORGANIZATIONS NAMED IN THE MALPRACTICE CLAIM:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

MEDICAL PROFESSIONALS SPECIFIED:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

LOCATIONS WHERE CLAIMS ORIGINATED:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

MEDICAID CLIENT IDENTIFICATION:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

DATES OF SERVICE:

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

AWARDS TO MEDICAID CLIENTS - AMOUNTS & DATES PAID

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

HMO'S DIRECT COSTS (IF ANY)

     CLAIM NUMBER 1 ____________________________________________________________

     CLAIM NUMBER 2 ____________________________________________________________

     CLAIM NUMBER 3 ____________________________________________________________

ATTACH A SUMMARY OF FACTS FOR EACH CASE, DESCRIBING THE CLAIM, THE CAUSES, CIRCUMSTANCES, ETC.

                                  ATTACHMENT E
                                     TABLE 4
                                  Page 14 of 15

                                                                    Attachment E
                                                                   Page 15 of 15

     The information reported on this form should come from known malpractice cases of the MCO providers. This may only be applicable if the MCO was named as a participant in the malpractice suit. However, if suits against MCO providers are known, provide us with information on the Medicaid client(s) involved and any large settlements paid when the information is available.

                                                            Attachment F - Urban
                                                          Effective July 1, 2000

                ATTACHMENT F - URBAN RATES AND RATE-RELATED TERMS

                             Effective July 1, 2000

                       AMERICAN FAMILY CARE OF UTAH, INC.

A.   PREMIUM RATES

     1.   MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS

-----------------------------------------------------------------------------
   Age       TANF Male    TANF Male    TANF Female  TANF Female
  0 to 1      1 to 21     21 & Over      1 to 21     21 & Over      Aged
=============================================================================
  $ [*]       $ [*]        $ [*]         $ [*]        $ [*]         $ [*]
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
  Disabled     Disabled    Medically    Medically    Non TANF     Restriction
    Male        Female    Needy Child  Needy Adult  Pregnant F      Program
=============================================================================
  $ [*]        $ [*]       $ [*]        $ [*]        $ [*]          $ [*]
-----------------------------------------------------------------------------

     2.   SPECIAL RATE

          An AIDS rate of $ [*] per month will be paid in addition to the regular monthly premium when the T-Cell count is below 200.

B.   PER DELIVERY REIMBURSEMENT SCHEDULE

     The DEPARTMENT shall reimburse the CONTRACTOR $ [*] per delivery to cover all Medically Necessary antepartum care, delivery, and postpartum professional, facility and ancillary services. The monthly premium amount for the enrollee is in addition to the delivery fee. The delivery payment will be made when the delivery occurs at 22 weeks or later, regardless of viability.

C.   CHEC SCREENING INCENTIVE CLAUSE

     1.   CHEC Screening Goal

          The CONTRACTOR will ensure that Medicaid children have access to appropriate well- child visits. The CONTRACTOR will follow the Utah EPSDT (CHEC) guidelines for the periodicity schedule for well-child protocol. The federal agency, Health Care Financing Administration, mandates that all states have 80% of all children screened. The DEPARTMENT and the CONTRACTOR will work toward that goal.

                                                            Attachment F - Urban
                                                          Effective July 1, 2000

     2.   Calculation of CHEC Incentive Payment

          The DEPARTMENT will pay the CONTRACTOR $ [*]    for each percentage
          point over 60% achieved by the CONTRACTOR. The DEPARTMENT will calculate the CONTRACTOR'S annual participation rate based on information supplied by the CONTRACTOR under the EPSDT (CHEC) reporting requirements at the same time each federal fiscal year's HCFA-416 is calculated. Payment will be based on the percentages determined at that time.

     3.   CONTRACTOR's Use of Incentive Payment

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the EPSDT (CHEC) participation rate.

D.   REINSURANCE POLICY

     Reinsurance will be administered by a reinsurer, Zurich Insurance.

     Costs, net of TPL, for all inpatient and outpatient services listed in Attachment C that are covered on the date of service rendered and incurred from July 1, 2000 through June 30, 2001 by the CONTRACTOR for an Enrollee shall be shared by Zurich Insurance under the following conditions:

     1. the date of service is from July 1, 2000 through June 30, 2001 (based on the date of discharge if inpatient hospital stay);

     2.   paid claims incurred by the CONTRACTOR exceed $50,000.00; and

     3. services shall have been incurred by the CONTRACTOR during the time the client is enrolled with the CONTRACTOR.

          If the above conditions are met, Zurich Insurance shall bear [*]% and the CONTRACTOR shall bear [*]% of the amount that exceeds $50,000.00.

E.   REIMBURSEMENT FOR REINSURANCE

     The CONTRACTOR agrees to purchase reinsurance from Zurich Insurance at the rate negotiated by the DEPARTMENT of $ [*] per Enrollee per month. The DEPARTMENT will reimburse the CONTRACTOR for their premium payments to Zurich Insurance. In addition, the DEPARTMENT will pay the CONTRACTOR
     $ [*] to cover reinsurance administrative costs.

     Beginning July 1, 2000, the DEPARTMENT will make monthly payments to the CONTRACTOR based on the reinsurance premiums the CONTRACTOR pays to Zurich Insurance. The DEPARTMENT will calculate the reinsurance premiums using the DEPARTMENT's data on the number of Enrollees.

                                                            Attachment F-1 Rural
                                                          Effective July 1, 2000

               ATTACHMENT F-1 - RURAL RATES AND RATE-RELATED TERMS

                             Effective July 1, 2000

                       AMERICAN FAMILY CARE OF UTAH, INC.

A.   PREMIUM RATES

     1.   MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS

-----------------------------------------------------------------------------
   Age       TANF Male    TANF Male    TANF Female  TANF Female
  0 to 1      1 to 21     21 & Over      1 to 21     21 & Over      Aged
=============================================================================
  $  [*]      $ [*]        $ [*]        $  [*]       $  [*]        $ [*]
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
  Disabled    Disabled     Medically    Medically     Non TANF    Restriction
    Male       Female     Needy Child  Needy Adult   Pregnant F     Program
=============================================================================
  $  [*]      $ [*]        $ [*]        $  [*]       $  [*]        $ [*]
-----------------------------------------------------------------------------

     2.   SPECIAL RATE

          An AIDS rate of $ [*] per month will be paid in addition to the regular monthly premium when the T-Cell count is below 200.

B.   PER DELIVERY REIMBURSEMENT SCHEDULE

     The DEPARTMENT shall reimburse the CONTRACTOR $ [*] per delivery to cover all Medically Necessary antepartum care, delivery, and postpartum professional, facility and ancillary services. The monthly premium amount for the enrollee is in addition to the delivery fee. The delivery payment will be made when the delivery occurs at 22 weeks or later, regardless of viability.

C.   CHEC SCREENING INCENTIVE CLAUSE

     1.   CHEC SCREENING GOAL

          The CONTRACTOR will ensure that Medicaid children have access to appropriate well- child visits. The CONTRACTOR will follow the Utah EPSDT (CHEC) guidelines for the periodicity schedule for well-child protocol. The federal agency, Health Care Financing Administration, mandates that all states have 80% of all children screened. The DEPARTMENT and the CONTRACTOR will work toward that goal.

                                                            Attachment F-1 Rural
                                                          Effective July 1, 2000

     2.   CALCULATION OF CHEC INCENTIVE PAYMENT

          The DEPARTMENT will pay the CONTRACTOR $ [*] for each percentage point over 60% achieved by the CONTRACTOR. The DEPARTMENT will calculate the CONTRACTOR's annual participation rate based on information supplied by the CONTRACTOR under the EPSDT (CHEC) reporting requirements at the same time each federal fiscal year's HCFA-416 is calculated. Payment will be based on the percentages determined at that time.

     3.   CONTRACTOR'S USE OF INCENTIVE PAYMENT

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the EPSDT (CHEC) participation rate.

D.   REINSURANCE POLICY

     Reinsurance will be administered by a reinsurer, Zurich Insurance.

     Costs, net of TPL, for all inpatient and outpatient services listed in Attachment C that are covered on the date of service rendered and incurred from July 1, 2000 through June 30, 2001 by the CONTRACTOR for an Enrollee shall be shared by Zurich Insurance under the following conditions:

     1. The date of service is from July 1, 2000 through June 30, 2001 (based on the date of discharge if inpatient hospital stay);

     2.   paid claims incurred by the CONTRACTOR exceed $50,000.00; and

     3. services shall have been incurred by the CONTRACTOR during the time the client is enrolled with the CONTRACTOR.

          If the above conditions are met, Zurich Insurance shall bear [*]% and the CONTRACTOR shall bear [*]% of the amount that exceeds $50,000.00.

E.   REIMBURSEMENT FOR REINSURANCE

     The CONTRACTOR agrees to purchase reinsurance from Zurich Insurance at the rate negotiated by the DEPARTMENT of $ [*] per Enrollee per month. The DEPARTMENT will reimburse the CONTRACTOR for their premium payments to Zurich Insurance. In addition, the DEPARTMENT will pay the CONTRACTOR
     $ [*] to cover reinsurance administrative costs.

     Beginning July 1, 2000, the DEPARTMENT will make monthly payments to the CONTRACTOR based on the reinsurance premiums the CONTRACTOR pays to Zurich Insurance. The DEPARTMENT will calculate the reinsurance premiums using the DEPARTMENT's data on the number of Enrollees.

                                                            Attachment F-1 Rural
                                                          Effective July 1, 2000

F.   RISK SHARING PROVISION

     The DEPARTMENT agrees to retroactively adjust annual payments made to the CONTRACTOR under this Contract for clients living in the rural counties served by the CONTRACTOR.

     1.   CONTRACTOR's CLAIM EXPENDITURES EXCEEDING PREMIUMS, ETC.

          If the CONTRACTOR's claim expenditures exceed the premiums paid plus other Contract payments, the DEPARTMENT will reimburse the CONTRACTOR for the unrecovered costs related to claim expenditures. Claim contract payments include stop-loss payments. Therefore, the paid claims expenditures will also include stop-loss claims paid by the CONTRACTOR.

     2.   CONTRACTOR'S CLAIM EXPENDITURES LESS THAN PREMIUMS, ETC.

          If the CONTRACTOR's claim expenditures are less than the premiums paid plus other Contract payments, the CONTRACTOR can retain up to [*]% of the excess premiums paid and other payments. If there are additional savings after the CONTRACTOR has recovered the [*]%, the DEPARTMENT and the CONTRACTOR will share these savings on a [*] basis. Claim contract payments include stop-loss payments. Therefore, the paid claims expenditures will also include stop-loss claims paid by the CONTRACTOR.

     A request for a risk sharing adjustment shall be submitted to the DEPARTMENT no later than six months after the close of the Contract year. The CONTRACTOR agrees to use its Medicaid payment rates and fee schedules used to price their Medicaid product as a basis for the risk sharing calculation.

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City, Utah 84116
                               CONTRACT AMENDMENT

   H992020205-03                                                 00-6146
---------------------                                      ---------------------
Department Log Number                                      State Contract Number

1.   CONTRACT NAME:
     The name of this Contract is HMO-AFC/MOLINA, the Department log number assigned by the Utah Department of Health is H992020205, and this Amendment is number 3.

2.   CONTRACTING PARTIES:
     This Contract Amendment is between the Utah Department of Health (DEPARTMENT), and Molina Healthcare of Utah (CONTRACTOR).

3.   PURPOSE OF CONTRACT AMENDMENT:
     To change the names of the Contract and CONTRACTOR, clarify some of the Contract provisions, add provisions, and to change the rates and rate-related provisions effective July 1, 2001.

4.   CHANGES TO CONTRACT:
     A.   On Page 1, item #1, CONTRACT NAME is changed to read "HMO-AFC/MOLINA."

     B. On Page 1, item #2, CONTRACTOR is changed to read "Molina Healthcare of Utah."

     C. Effective July 1, 2001, replace Attachment B with Attachment B as attached to this Amendment #3.

     D. Effective July 1, 2001, replace Attachment F - Urban Rates and Rate-Related Terms and Attachment F-1 Rural Rates and Rate-Related Terms with Attachment F - Urban & Rural Rates and Rate-Related Terms as attached to this Amendment #3.

     E.   All other provisions of the Contract remain unchanged.

5. If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA Section 63-56-5), this Contract Amendment must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract Amendment.

6. This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.

IN WITNESS WHEREOF, the parties sign this Contract Amendment.

CONTRACTOR: Molina Healthcare of Utah       UTAH DEPARTMENT OF HEALTH

By: /s/ Kirk Olsen          30 Aug 2001   By: /s/ Shari A. Watkins     09/17/01
   -----------------------  -----------      ------------------------  --------
   Signature of Authorized  Date             Shari A. Watkins, C.P.A.  Date
   Individual                                Director
                                             Office of Fiscal
                                             Operations

Print Name: Kirk Olsen
            ---------------------------

Title: Chief Executive Officer            [SEAL]                       10-12-01
       ---------------------------------  ---------------              --------
                                          State Finance:               Date

       33-0617992
--------------------------                [ILLEGIBLE]
Federal Tax Identification                ---------------              --------
 Number or Social Security                State Purchasing:            Date
 Number

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

For the purpose of the Contract all article. section, and subsection headings in these Attachments B, C, and D are for convenience in referencing the provisions of the Contract. They are not enforceable as part of the text of the Contract and may not be used to interpret the meaning of the provisions that lie beneath them.

                        ATTACHMENT B - SPECIAL PROVISIONS
                              Effective July 1,2001

                             ARTICLE I - DEFINITIONS

For the purpose of the Contract:

A. "Advance Directives" means oral and written instructions about an individual's medical care, in the event the individual is unable to communicate. There are two types of Advance Directives: a living will and a medical power of attorney.

B. "Balance Bill" means the practice of billing patients for charges that exceed the amount that the MCO will pay.

C. "CHEC Eligible" means any Medicaid recipient under the age of 21 who is eligible to receive Early Periodic Screening Diagnostic and Treatment (EPSDT) services in accordance with 42 CFR Part 441, Subpart B.

D. "CHEC Program" or Child Health Evaluation and Care program is Utah's version of the federally mandated Early Periodic Screening, Diagnosis and Treatment (EPSDT) program as defined in 42 CFR Part 441, Subpart B. (See Attachment C, Covered Services, U.)

E. "Child with Special Health Care Needs" means a child under 21 who has or is at increased risk for chronic physical, developmental, behavioral, or emotional conditions and requires health and related services of a type or amount beyond that required by children generally, including a child who, consistent with 1932(a)(2)(A) of the Social Security Act, 42 U.S.C.,
     Section 1396u-2(a)(2)(A):

     (1) is blind or disabled or in a related population (eligible for SSI under title XVI of the Social Security Act);
     (2)  is in foster care or other out-of-home placement;
     (3)  is receiving foster care or adoption assistance; or
     (4) is receiving services through a family-centered, community-based coordinated care system that receives grant funds described in section 501(a)(l)(D) of title V.

F. "Division of Health Care Financing" or "DHCF" means the division within the Department of Health responsible for the administration of the Utah Medicaid program.

G. "Emergency Services" means those services provided in a hospital, clinic, office, or other facility that is equipped to furnish the required care, after the sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect that the absence of immediate medical attention to result in:

     1. Placing the health of the individual (or, with respect to a pregnant woman, the health of a woman or her unborn child) in serious jeopardy;

     2.   Serious impairment to bodily functions; or

     3.   Serious dysfunction of any bodily organ or part.

H. "Enrollee" means any Medicaid eligible: (1) who, at the time of enrollment resides within the geographical limits of the CONTRACTOR's Service Area;
     (2) whose name appears on the DEPARTMENT's Eligibility Transmission as a new, reinstate, or retroactive Enrollee; and (3) who is accepted for enrollment by the CONTRACTOR according to the conditions set forth in this Contract excluding residents of the Utah State Hospital, Utah State Developmental Center, and long-term care facilities except as defined in Attachment C.

I. "Enrollees with Special Health Care Needs" means enrollees who have or are at increased risk for chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond that required by adults and children generally.

J.   "Enrollment Area" or "Service Area" means the counties enumerated in
     Article II.

K. "Family Member" means all Medicaid eligibles who are members of the same family living at home.

L. "Home and Community-Based Services" means services, not otherwise furnished under the State's Medicaid plan, that are furnished under a waiver of statutory requirements granted under the provisions of CFR Part 441, subpart G. These services cover an array of Home and Community-Based Services that are cost-effective and necessary for an individual to avoid institutionalization.

M. "Managed Care Organization" or "MCO" means an organization that meets the State Plan's definition of an HMO or prepaid health plan and which provides, either directly or through arrangement with other providers, comprehensive general medical services to Medicaid eligibles on a contractual prepayment basis.

N. "Marketing Material" means materials in all mediums, including member handbooks, brochures and leaflets, newspaper, magazine, radio, television, billboard and yellow pages advertisements, and presentation materials used by marketing representatives. It includes materials mailed to, distributed to, or aimed at Medicaid clients specifically, and any material that mentions "Medicaid," "Medicaid Assistance," or "Title XIX."

O. "Medically Necessary" means any medical service that (a) is reasonably calculated to prevent,

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     diagnose, or cure conditions in the Enrollee that endanger life, cause suffering or pain, cause deformity or malfunction, or threaten to cause a handicap, and (b) there is no equally effective course of treatment available or suitable for the Enrollee requesting the service which is more conservative or substantially less costly. Medical services will be of a quality that meets professionally recognized standards of health care, and will be substantiated by records including evidence of such medical necessity and quality. Those records will be made available to the DEPARTMENT upon request. For CHEC Enrollees, "Medically Necessary" means preventive screening services and other medical care, diagnostic services, treatment, and other measures necessary to correct or ameliorate defects and physical and mental illnesses and conditions, even if the services are not included in the Utah State Medicaid Plan.

P. "Member Services" means a method of assisting Enrollees in understanding CONTRACTOR policies and procedures, facilitating referrals to participating specialists, and assisting in the resolution of problems and member complaints. The purpose of Member Services is to improve access to services and promote Enrollee satisfaction.

Q. "Physician Incentive Plan" means any compensation between a contracting organization and a physician group that may directly or indirectly have the effect of reducing or limiting services provided with respect to Enrollees in the organization.

R. "Prepaid Mental Health Plan" means the mental health centers that contract with the DEPARTMENT to provide inpatient and outpatient mental health services to Medicaid clients living within each mental health center's jurisdiction.

S. "Primary Care Provider" or "PCP" means a health care provider the majority of whose practice is devoted to internal medicine, family/general practice or pediatrics. The MCO may allow other specialists to be PCPs, when appropriate. PCPs are responsible for delivering primary care services, coordinating and managing Enrollees' overall health and, authorizing referrals for other necessary care.

T. "Restriction Program" means the Federally mandated program (42 CFR 431.54(e)) for Medicaid clients who over-utilize Medicaid services. If the DEPARTMENT in conjunction with the CONTRACTOR finds that an Enrollee has utilized Medicaid services at a frequency or amount that is not Medically Necessary, as determined in accordance with utilization guidelines adopted by the DEPARTMENT, the DEPARTMENT may place the Enrollee under the Restriction Program for a reasonable period of time to obtain Medicaid services from designated providers only.

U. "State Plan" means the State Plan for organization and operation of the Medicaid program as defined pursuant to Section 1102 of the Social Security Act (42 U.S.C. 1302).

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

                            ARTICLE II - SERVICE AREA

The Service Area is limited to the urban counties of Cache, Davis, Iron, Salt Lake, Utah, Washington and Weber.

       ARTICLE III - ENROLLMENT, ORIENTATION, MARKETING, AND DISENROLLMENT

A.   ENROLLMENT PROCESS

     1.   ENROLLEE CHOICE

          The DEPARTMENT will offer potential Enrollees a choice among all MCOs available in the Enrollment Area. The DEPARTMENT will inform potential Enrollees of Medicaid benefits. The Medicaid client's intent to enroll is established when the applicant selects The CONTRACTOR, either verbally or by signing a choice of health care delivery form or equivalent. This initiates the action to send an advance notification to the CONTRACTOR. Medicaid Enrollees made eligible for a retroactive period prior to the current month are not eligible for CONTRACTOR enrollment during the retroactive period.

     2.   PERIOD OF ENROLLMENT

          Each Enrollee will be enrolled for the period of the Contract or the period of Medicaid eligibility or until such person disenrolls or is disenrolled, whichever is earlier. Until the DEPARTMENT notifies the CONTRACTOR that an Enrollee is no longer Medicaid eligible, the CONTRACTOR may assume that the Enrollee continues to be eligible. Each Enrollee will be automatically re-enrolled at the end of each month unless that Enrollee notifies the DEPARTMENT'S Health Program Representative of an intent not to re-enroll in the MCO prior to the benefit issuance date.

     3.   OPEN ENROLLMENT

          The CONTRACTOR will have a continuous open enrollment period that meets the requirements of Section 1301(d) of the Public Health Service Act. The DEPARTMENT will certify, and the CONTRACTOR agrees to accept individuals who are eligible to be enrolled in the MCO under the provisions of this Contract:

          a.   in the order in which they apply; and

          b.   without restrictions unless authorized by the DEPARTMENT.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     4.   NO HEALTH SCREENING

          The DEPARTMENT and the CONTRACTOR agree that no potential Enrollee will be pre-screened or selected by either party for enrollment on the basis of pre-existing health problems or on the basis of race, color, national origin, disability or age.

     5.   INDEPENDENT ENROLLMENT

          Each Medicaid eligible can be enrolled or disenrolled in the MCO, independent of any other Family Member's enrollment or disenrollment.

     6.   REPRESENTATIVE POPULATION

          The CONTRACTOR will service a population representative of the categories of eligibility within the area it serves.

     7.   ELIGIBILITY TRANSMISSION

          a.   IN GENERAL

               Before the close of business of each day, the DEPARTMENT will provide to the CONTRACTOR an Eligibility Transmission which is an electronic file that includes individuals which the DEPARTMENT certifies as Medicaid eligible and who enrolled in the MCO. Eligibility transmissions include new Enrollees, reinstated Enrollees, retroactive Enrollees, deleted Enrollees and Enrollees whose eligibility information results in a change to a critical field. The Eligibility Transmission will be in accordance with the Utah Health Information Network (UHIN) standard. The DEPARTMENT represents and warrants to the CONTRACTOR that the appearance of an individual's name on the Eligibility Transmission, other than a deleted Enrollee, will be conclusive evidence for purposes of this Contract, that such person is enrolled in the program and qualifies for medical assistance under Medicaid Title XIX and that the DEPARTMENT agrees to pay premiums for such Enrollees.

          b.   NEW ENROLLEES

               New Enrollees are enrolled in this MCO until otherwise specified; these Enrollees will not appear on future transmissions unless there is a change in a critical field. Critical fields are coverage dates, recipient name, date of birth, date of death, sex, social security number, case information, address, telephone number, payment code, coordination of benefits, and the Enrollee's provider under the Restriction Program. Enrollees with a spenddown requirement will appear on the eligibility transmission on a month by month basis after the spenddown is met.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          c.   RETROACTIVE ENROLLEES

               Retroactive Enrollees are those who were Enrollees previous to the current month. Retroactive Enrollees include newborn Enrollees or Enrollees who have been reported in one payment category in a previous month but have been changed to a new payment category for that previous month.

          d.   REINSTATED ENROLLEES

               Reinstated Enrollees are those who were enrolled for the previous month and also closed at the end of the previous month. These Enrollees are eligible retroactively to the beginning of the current month.

          e.   DELETED ENROLLEES

               Deleted Enrollees are those who are no longer eligible for Medicaid or who were disenrolled from the MCO.

          f.   ADVANCED NOTIFICATION TRANSMISSION

               An Advanced Notification Transmission is another electronic file (separate from the Eligibility Transmission) that will be sent to the CONTRACTOR when an individual has selected the MCO prior to becoming eligible for Medicaid. These individuals may or may not become eligible for Medicaid. Use of information about such individuals is restricted to providing the individual with an orientation to the MCO prior to the individual's eligibility for Medicaid. The CONTRACTOR is not required to orient individuals until they appear on the Eligibility Transmission.

     8.   CHANGE OF ENROLLMENT PROCEDURES

          The CONTRACTOR will be advised of anticipated changes in DEPARTMENT policies and procedures as they relate to the enrollment process and their comments will be solicited. The CONTRACTOR agrees to be bound by such changes in DEPARTMENT policies and procedures that are mutually agreed upon by the CONTRACTOR and the DEPARTMENT.

B.   MEMBER ORIENTATION

     1.   INITIAL CONTACT - GENERAL ORIENTATION

          The CONTRACTOR will make a good faith effort to ensure that each Enrollee or Enrollee's family or guardian receives the CONTRACTOR's member handbook. The CONTRACTOR representative will make a good faith effort, as evidenced in written or electronic records, to make an initial contact with the Enrollee within 10 working days

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July I, 2001

          after the CONTRACTOR has been notified through the Eligibility Transmission of the Enrollee's MCO enrollment. The initial contact will be in person or by telephone (or in writing, but only if reasonable attempts have been made to make the contact in person by telephone) and will inform the Enrollee of the MCO rules and policies. The CONTRACTOR must ensure that Enrollees are provided interpreters, Telecommunication Device for the Deaf (TDD), and other auxiliary aids to ensure that Enrollees understand their rights and responsibilities. During the initial contact the CONTRACTOR Representative will provide, at a minimum, the following information to the Enrollee or potential
          Enrollee:

          a. specific written and oral instructions on the use of the CONTRACTOR's Covered Services and procedures;

          b. availability and accessibility of all Covered Services, including the availability of family planning services and that the Enrollee may obtain family planning services from Medicaid providers other than providers affiliated with the CONTRACTOR;

          c. the client's rights and responsibilities as an Enrollee of the Health Plan, including the right to file a grievance and how to file a grievance;

          d.   the right to terminate enrollment with the MCO; and

          e.   encouragement to make a medical appointment with a provider.

     2.   IDENTIFICATION OF ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

          During the initial contact with each Enrollee, the CONTRACTOR representative will use a process that will identify children and adults with special health care needs. The CONTRACTOR representative will clearly describe to each Enrollee during the initial contact the process for requesting specialist care. When an Enrollee is identified as having special health care needs, the CONTRACTOR Representative will forward this information to a CONTRACTOR individual with knowledge of coordination of care and services necessary for such Enrollees. The CONTRACTOR individual with knowledge of coordination of care for Enrollees with special health care needs will make a good faith effort to contact Enrollees within ten working days after identification to begin coordination of health care needs, if necessary. The CONTRACTOR will not discriminate on the basis of health status or the need for health care services.

          The DEPARTMENT's Health Program Representatives are responsible to forward information, i.e., pink sheets identifying Enrollees with special health care needs and limited language proficiency needs to the CONTRACTOR in a timely way coinciding with the daily Eligibility Transmission as much as possible.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     3.   INABILITY TO CONTACT ENROLLEE FOR ORIENTATION

          If the CONTRACTOR's representative cannot contact the Enrollee within 10 working days or at all, the CONTRACTOR representative will document its efforts to contact the Enrollee.

     4.   ENROLLEES RECEIVING OUT-OF-PLAN CARE PRIOR TO ORIENTATION

          If the Enrollee receives Covered Services by an out-of-plan provider after the first day of the month in which the client's enrollment became effective, and if a CONTRACTOR orientation either in-person or by telephone (or in writing, but only if reasonable attempts have been made to make the contact in person or by telephone) has not taken place prior to receiving such services, the CONTRACTOR is responsible for payment of the services rendered provided the DEPARTMENT informs the CONTRACTOR by the 20th of any month prior to the month that MCO enrollment begins.

C.   MARKETING AND MEMBER EDUCATION

     1.   APPROVAL OF MARKETING MATERIALS

          The CONTRACTOR's marketing plans, procedures and materials will be accurate, and may not mislead, confuse, or defraud either Enrollees or the DEPARTMENT. All Medicaid marketing plans, procedures and materials will be reviewed and approved by the DEPARTMENT in consultation with the Medical Care Advisory Committee for Marketing Review before implemented or released by the CONTRACTOR. The DEPARTMENT will notify the CONTRACTOR of its approval or disapproval, in writing, of such materials within ten working days after receiving them unless the DEPARTMENT and the CONTRACTOR agree to another time frame. If the DEPARTMENT does not respond within the agreed upon time frame, the CONTRACTOR shall deem such materials approved. Marketing materials will not be approved if the DEPARTMENT determines that the material is materially inaccurate or misleading or otherwise makes material misrepresentations. Health education materials and newsletters not specifically related to Enrollees do not need to be approved by the DEPARTMENT.

          a.   NO DOOR-TO-DOOR, TELEPHONIC, OR "COLD CALL" MARKETING

               The CONTRACTOR cannot, either directly or indirectly, conduct door-to-door, telephonic or "cold call" marketing of enrollment. These three marketing practices are prohibited whether conducted by the Health Plan itself ("directly") or by an agent or independent contractor ("indirectly"). Cold call marketing is any unsolicited personal contact with a potential Enrollee by an employee or agent of a managed care entity for the purpose of influencing the individual to enroll with the Health Plan. The CONTRACTOR may not entice a potential Enrollee to join the Health Plan by offering the sale of any other type of

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               insurance as a bonus for enrollment. All other non-requested marketing approaches to Medicaid clients by the CONTRACTOR are also prohibited unless specifically approved in advance by the DEPARTMENT.

          b.   DISTRIBUTION OF MARKETING MATERIALS

               Marketing materials must be distributed to the entire Service
               Area.

     2.   ENROLLEE MATERIALS MUST BE COMPREHENSIBLE

          The CONTRACTOR will attempt to write all Enrollee and potential Enrollee information, instructional and educational materials, including member handbooks, at no greater than a sixth grade reading level. If the MCO has more than 5% of its Enrollees who speak a language other than English as a first language, the CONTRACTOR must make available written material (e.g. member handbooks, educational newsletters) in that language. Marketing materials must include a statement that the CONTRACTOR does not discriminate against any Enrollee on the basis of race, color, national origin, disability, or age in admission, treatment, or participation in its programs, services and activities. In addition, the materials must include the phone number of the nondiscrimination coordinator for Enrollees to call if they have questions about the nondiscrimination policy or desire to file a complaint or grievance alleging violations of the nondiscrimination policy.

     3.   MEMBER HANDBOOK

          The CONTRACTOR will produce a member handbook that must be submitted to the DEPARTMENT for review and approval before distribution. The DEPARTMENT will notify the CONTRACTOR in writing of its approval or disapproval within ten working days after receiving the member handbook unless the DEPARTMENT and CONTRACTOR agree to another time frame. If the DEPARTMENT does not respond within the agreed upon time frame, the CONTRACTOR may deem such materials are approved. If there are changes to the content of the material in the handbook, the CONTRACTOR must update the member handbook and submit a draft to the DEPARTMENT for review and approval before distribution to its Enrollees. At a minimum, the member handbook must explain in clear terms the following information:

          a.   The scope of benefits provided by the MCO;

          b. Instructions on where and how to obtain Covered Services, including referral requirements;

          c. Instructions on what to do in an emergency or urgent medical situation, including emergency numbers;

          d.   Enrollee options on obtaining family planning services;

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1. 2001

          e.   Instructions on how to choose a PCP and how to change PCPs;

          f.   Description on Enrollee cost-sharing requirements
               (if applicable);

          g.   Toll-free telephone number;

          h.   Description of Member Services function;

          i.   How to register a complaint or grievance;

          j.   Information on Advance Directives;

          k.   Services covered by Medicaid, but not covered by the CONTRACTOR;

          l.   Clients' rights and responsibilities;

          m. A statement that the CONTRACTOR does not discriminate against any Enrollee on the basis of race, color, national origin, disability, or age in admission, treatment, or participation in its programs, services and activities; and

          n. The phone number of the nondiscrimination coordinator for Enrollees to call if they have questions about the nondiscrimination policy or desire to file a complaint or grievance alleging violations of the nondiscrimination policy.

     4.   NOTIFICATION TO ENROLLEES OF POLICIES AND PROCEDURES

          a.   CHANGES TO POLICIES AND PROCEDURES

               The CONTRACTOR must periodically notify Enrollees, in writing, of changes to its plan such as changes to its policies or procedures either through a newsletter or other means.

          b.   ANNUAL EDUCATION ON EMERGENCY CARE AND GRIEVANCE PROCEDURES

               The CONTRACTOR must annually reinforce, in writing, to Enrollees how to access emergency and urgent services and how to register a complaint or grievance.

     5.   MONTHLY NOTIFICATION TO DEPARTMENT OF CHANGES IN PROVIDER NETWORK

          The CONTRACTOR must notify the DEPARTMENT at least monthly of changes in its provider network so that the DEPARTMENT can ensure its listing of providers is accurate.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

D.   DISENROLLMENT BY ENROLLEE

     1.   ENROLLEE'S RIGHT TO DISENROLL

          Enrollees will have the right to disenroll from this MCO at any time with or without cause. The disenrollment will be effective once the DEPARTMENT has been notified by the Enrollee and the DEPARTMENT issues a new Medicaid card and the disenrollment is indicated on the Eligibility Transmission.

     2.   ENROLLEES IN AN INPATIENT HOSPITAL SETTING

          The DEPARTMENT agrees that if a new Enrollee is a patient in an inpatient hospital setting on the date the new Enrollee's name appears on the CONTRACTOR Eligibility Transmission, the obligation of the CONTRACTOR to provide Covered Services to such person will commence following discharge. If an Enrollee is a patient in an inpatient hospital setting on the date that his or her name appears as a deleted Enrollee on the CONTRACTOR Eligibility Transmission or he or she is otherwise disenrolled under this Contract, the CONTRACTOR will remain financially responsible for such care until discharge.

     3.   ANNUAL STUDY OF ENROLLEES WHO DISENROLLED

          Annually, the DEPARTMENT and CONTRACTOR will work cooperatively to conduct an analysis of Enrollees who have voluntarily disenrolled from this MCO. The results of the analysis will include explanations of patterns of disenrollments and strategies or a corrective action plan to address unusual rates or patterns of disenrollment. The DEPARTMENT will inform the CONTRACTOR of such disenrollments.

E.   DISENROLLMENT BY CONTRACTOR

     1.   CANNOT DISENROLL FOR ADVERSE CHANGE IN ENROLLEE'S HEALTH

          The CONTRACTOR may not terminate enrollment because of an adverse change in the Enrollee's health.

     2.   VALID REASONS FOR DISENROLLMENT

          The CONTRACTOR may initiate disenrollment of any Enrollee's participation in the MCO upon one or more of the following grounds:

          a. For reasons specifically identified in the CONTRACTOR's member handbook.

          b. When the Enrollee ceases to be eligible for medical assistance under the State Plan, in accordance with Title 42 USCA, 1396, et. seq., and as finally determined by the DEPARTMENT.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          c.   Upon termination or expiration of the Contract.

          d.   Death of the Enrollee.

          e. Confinement of the Enrollee in an institution when confinement is not a Covered Service under this Contract.

          f. Violation of enrollment requirements developed by the CONTRACTOR and approved by the DEPARTMENT but only after the CONTRACTOR and/or the Enrollee has exhausted the CONTRACTOR's applicable internal grievance procedure.

     3.   APPROVAL BY DEPARTMENT REQUIRED

          To initiate disenrollment of an Enrollee's participation with this MCO, the CONTRACTOR will provide the DEPARTMENT with documentation justifying the proposed disenrollment. The DEPARTMENT will approve or deny the disenrollment request in writing within thirty (30) days of receipt of the request. Failure by the DEPARTMENT to deny a disenrollment request within such thirty (30) day period will constitute approval of such disenrollment requests.

     4.   ENROLLEE'S RIGHT TO FILE A GRIEVANCE

          If the DEPARTMENT approves the CONTRACTOR's disenrollment request, the CONTRACTOR will give the Enrollee thirty (30) days written notice of the proposed disenrollment, and will notify the Enrollee of his or her opportunity to invoke the internal grievance procedure and appeals process for a fair hearing. The CONTRACTOR will give a copy of the written notice to the DEPARTMENT at the time the notice is sent to the Enrollee.

     5.   REFUSAL OF RE-ENROLLMENT

          If a person is disenrolled because of violation of responsibilities included in the CONTRACTOR'S member handbook, the CONTRACTOR may refuse re-enrollment of that Enrollee.

F.   ENROLLEE TRANSITION BETWEEN MCOs/HEALTH PLANS

     1.   MUST ACCEPT PRE-ENROLLMENT PRIOR AUTHORIZATIONS

          For Covered Services other than inpatient, home health services, and medical equipment, if authorization has been given for a Covered Service and an enrollee transitions between MCOs prior to the delivery of such Covered Service, the receiving MCO shall be bound by the relinquishing MCO's prior authorization until the receiving MCO has evaluated the Enrollee and a new plan of care is established. (See
          Article IV, Benefits, Section F,

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          Clarification of Payment Responsibilities, Subsection 5, for inpatient, home health services, and medical equipment explanations.)

     2.   MUST PROVIDE MEDICAL RECORDS TO ENROLLEE'S NEW MCO

          When enrollees are transitioned between MCOs the relinquishing MCO's provider will submit, upon request of the new MCO's provider, any critical medical information about the transitioning enrollee prior to the transition including, but not limited to, whether the member is hospitalized, pregnant, involved in the process of organ transplantation, scheduled for surgery or post-surgical follow-up on a date subsequent to transition, scheduled for prior-authorized procedures or therapies on a date subsequent to transition, receiving dialysis or is chronically ill (e.g. diabetic, hemophilic, HIV positive).

                              ARTICLE IV - BENEFITS

A.   IN GENERAL

     The CONTRACTOR will provide to Enrollees under this Contract, directly or through arrangements with subcontractors, all Medically Necessary Covered Services described in Attachment C as promptly and continuously as is consistent with generally accepted standards of medical practice. The subcontractors will follow generally accepted standards of medical care in diagnosing Enrollees who request services from the CONTRACTOR.

B.   PROVIDER SERVICES FUNCTION

     The CONTRACTOR must operate a Provider Services function during regular business hours. At a minimum, Provider Services staff must be responsible for the following:

     1. Training, including ongoing training, of the CONTRACTOR's providers on Medicaid rules and regulations that will enable providers to appropriately render services to Enrollees;

     2. Assisting providers to verify whether an individual is enrolled with the MCO;

     3.   Assisting providers with prior authorization and referral protocols;

     4.   Assisting providers with claims payment procedures;

     5. Fielding and responding to provider questions and complaints and grievances.

C.   SCOPE OF SERVICES

     1.   UNDERWRITING RISK

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          In consideration of the premiums paid by the DEPARTMENT, the CONTRACTOR will, for all Enrollees, assume underwriting risk for Covered Services in Attachment C.

     2.   RESPONSIBLE FOR ALL BENEFITS IN ATTACHMENT C (COVERED SERVICES)

          Except as otherwise provided for cases of Emergency Services, the CONTRACTOR has the exclusive right and responsibility to arrange for all benefits listed in Attachment C. The CONTRACTOR is responsible for payment of Emergency Services 24 hours a day and 7 days a week whether the service was provided by a network or out-of-network provider and whether the service was provided in or out of the CONTRACTOR's Service Area.

     3.   CHANGES TO BENEFITS

          Amendments, revisions, or additions to the State Plan or to State or Federal regulations, guidelines, or policies and court or administrative orders will, insofar as they affect the scope or nature of benefits available to Enrollees, be amendments to the Covered Services under Attachment C. The DEPARTMENT will notify the CONTRACTOR, in writing, of any such changes and their effective date. Rate adjustments, when appropriate, will be negotiated between the DEPARTMENT and the CONTRACTOR.

     4.   MEDICAL NECESSITY DENIALS

          When the CONTRACTOR determines that a service will not be covered due to the lack of medical necessity, the CONTRACTOR must send all documentation supporting their decision to the DEPARTMENT for its review before the CONTRACTOR's determination is deemed final, when the following conditions are met:

          a. there are no established national standards for determining medical necessity; and

          b. the DEPARTMENT does not have medical necessity criteria for the service.

          The DEPARTMENT will review the documentation and determine what the DEPARTMENT's decision would be regarding coverage for the service. The DEPARTMENT and the CONTRACTOR will work collaboratively in making a final decision on whether the service is to be covered by the CONTRACTOR.

D.   SUBCONTRACTS

     1.   NO DISCRIMINATION BASED ON LICENSE OR CERTIFICATION

          The CONTRACTOR shall not discriminate against providers with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of that provider's license or certification under applicable State law solely on

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          the basis of the provider's license or certification.

     2.   ANY COVERED SERVICE MAY BE SUBCONTRACTED.

          Any Covered Service may be subcontracted. All subcontracts will be in writing and will include the general requirements of this Contract that are appropriate to the service or activity including confidentiality requirements and will assure that all duties of the CONTRACTOR under this Contract are performed. No subcontract terminates the legal responsibility of the CONTRACTOR to the DEPARTMENT to assure that all activities under this Contract are carried out. The CONTRACTOR will make all subcontracts available upon request.

     3.   NO PROVISIONS TO REDUCE OR LIMIT MEDICALLY NECESSARY SERVICES

          The CONTRACTOR will ensure that subcontractors abide by the requirements of Section 1128(b) of the Social Security Act prohibiting the CONTRACTOR and other such providers from making payments directly or indirectly to a physician or other provider as an inducement to reduce or limit Medically Necessary services provided to Enrollees.

     4.   REQUIREMENT OF 60 DAYS WRITTEN NOTICE PRIOR TO TERMINATION OF CONTRACT

          All subcontracts and agreements will include a provision stating that if either party (the subcontractor or CONTRACTOR) wishes to terminate the subcontract or agreement, whichever party initiates the termination will give the other party written notice of termination at least 60 calendar days prior to the effective termination date. The CONTRACTOR will notify the DEPARTMENT of the termination on the same day that the CONTRACTOR either initiates termination or receives the notice of termination from the subcontractor.

     5.   COMPLIANCE WITH CONTRACTOR's QUALITY ASSURANCE PLAN

          All of the CONTRACTOR's providers must be aware of the CONTRACTOR's Quality Assurance Plan and activities. All subcontracts with the CONTRACTOR must include a requirement securing cooperation with the CONTRACTOR's Quality Assurance Plan and activities and must allow the CONTRACTOR access to the subcontractor's medical records of its Enrollees.

     6.   UNIQUE IDENTIFIER REQUIRED

          All physicians who provide services under this Contract must have a unique identifier in accordance with the system established under section 1173(b) of the Social Security Act and in accordance with the Health Insurance Portability and Accountability Act.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     7.   PAYMENT OF PROVIDER CLAIMS

          The CONTRACTOR must pay its providers on a timely basis consistent with the claims payment procedures described in section 1902(a)(37)(A) of the Social Security Act and the implementing Federal regulation at 42 CFR 447.45, unless the provider and CONTRACTOR agree to an alternate payment schedule. The Contractor must ensure that 90 percent of claims for payment (for which no further written information or substantiation is required in order to make payment) made for Covered Services and furnished by its providers are paid within 30 days of receipt of such claims and that 99 percent of such claims are paid within 90 days of the date of receipt of such claims.

E.   CLARIFICATION OF COVERED SERVICES

     1.   EMERGENCY SERVICES

          a.   IN GENERAL

               The CONTRACTOR must provide coverage for Emergency Services without regard to prior authorizations or the emergency care provider's contractual relationship with the CONTRACTOR. The CONTRACTOR must inform their Enrollees that access to Emergency Services is not restricted and that if an Enrollee experiences a medical emergency, he or she may obtain services from a non-plan physician or other qualified provider, without penalty. However, the CONTRACTOR may require the Enrollee to notify the CONTRACTOR within a specified time after the Enrollee's condition is stabilized, and may require the Enrollee to obtain prior authorization for any follow-up care delivered pursuant to the emergency. The CONTRACTOR must comply with Medicare guidelines for post-stabilization of care.

               The CONTRACTOR must pay for services where the presenting symptoms are of sufficient severity that a person with average knowledge of health and medicine would reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or, with respect to a pregnant woman, the health of a woman or her unborn child) in serious jeopardy; serious impairment to bodily functions; or serious dysfunction of any bodily organ or part.

               The CONTRACTOR may not retroactively deny a claim for an emergency screening examination because the condition, which appeared to be an emergency medical condition under the prudent layperson standard, turned out to be non-emergency in nature.

          b.   DETERMINING LIABILITY FOR EMERGENCY SERVICES

               1)   Presence of a clinical emergency

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

                    If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition exists, the CONTRACTOR must pay for both the services involved in the screening examination and the services required to stabilize the Enrollee.

               2) Emergency services continue until the Enrollee can be safely discharged or transferred

                    The CONTRACTOR must pay for all Emergency Services that are Medically Necessary until the clinical emergency is stabilized. This includes all treatment that may be necessary to assure, within reasonable medical probability, that no material deterioration of the Enrollee's condition is likely to result from, or occur during, discharge of the Enrollee or transfer of the Enrollee to another facility. If there is a disagreement between a hospital and the CONTRACTOR concerning whether the Enrollee is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgement of the attending physician(s) actually caring for the Enrollee at the treating facility prevails and is binding on the CONTRACTOR. The CONTRACTOR may establish arrangements with hospitals whereby the CONTRACTOR may send one of its own physicians with appropriate ER privileges to assume the attending physician's responsibilities to stabilize, treat, and transfer the Enrollee.

               3)   Absence of a clinical emergency

                    If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition did not exist, then the determining factor for payment liability should be whether the Enrollee had acute symptoms of sufficient severity at the time of presentation. In these cases, the CONTRACTOR must review the presenting symptoms of the Enrollee and must pay for all services involved in the screening examination where the presenting symptoms (including severe pain) were of sufficient severity to have warranted emergency attention under the prudent layperson standard.

               4)   Referrals

                    When an Enrollee's Primary Care Physician or other plan representative instructs the Enrollee to seek emergency care in or out of network, the CONTRACTOR is responsible for payment of the medical screening examination and for other Medically Necessary Emergency Services, without regard to whether the Enrollee meets the prudent layperson standard.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     2.   CARE PROVIDED IN SKILLED NURSING FACILITIES

          a.   IN GENERAL: STAYS LASTING 30 DAYS OR LESS

               The CONTRACTOR may provide long term care for Enrollees in skilled nursing facilities and then reimburse such facilities when the plan of care includes a prognosis of recovery and discharge within 30 days. It is the responsibility of a CONTRACTOR physician to make the determination if the patient will require the services of a nursing facility for fewer or greater than 30 days.

          b.   PROCESS FOR STAYS LONGER THAN 30 DAYS

               When the prognosis of an Enrollee indicates that long term care greater than 30 days will be required, the following process will occur:

               1) The CONTRACTOR will notify the Enrollee, hospital discharge planner, and nursing facility that the CONTRACTOR will not be responsible for the services provided for the Enrollee during the stay at the skilled nursing facility.

               2) The CONTRACTOR will notify the DHCF, Bureau of Managed Health Care, of this determination to suspend premium payment for that Enrollee.

               3) If the CONTRACTOR incurs expenses, the Bureau of Managed Health Care will determine if the CONTRACTOR will retain the premium for the month during which the Enrollee is admitted to the skilled nursing facility. If the CONTRACTOR does not incur expenses during the month in which the Enrollee is admitted to a skilled nursing facility, the Bureau of Managed Health Care will retract from the CONTRACTOR the premium for that Enrollee.

               4) Retraction of the premium payment will be subject to "3" above, but the Eligibility Transmission will indicate the non-payment on the first day of the month following the prognosis determination of greater than 30 days.

               5) Premium payment to the CONTRACTOR will recommence beginning the first full month that the Enrollee is no longer residing in the nursing facility.

          c.   PROCESS FOR STAYS LESS THAN 30 DAYS

               When the prognosis of skilled nursing facility services is anticipated to be less than 30 days, but during the 30-day period the CONTRACTOR determines that

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               the Enrollee will require skilled nursing facility services for greater than 30 days, the following process will be in effect:

               1) The CONTRACTOR will notify the nursing facility that a determination has been made that the Enrollee will require services for more than 30 days.

               2) The CONTRACTOR will notify the DHCF, Bureau of Managed Health Care, of the determination that the Enrollee will require services in a nursing facility for more than 30 days.

               3) If the CONTRACTOR incurs expenses for the Enrollee, the Bureau of Managed Health Care will determine if the CONTRACTOR will retain the premium for the month during which the change in status was determined. If the CONTRACTOR does not incur expenses during the month in which the change in status is determined, the Bureau of Managed Health Care will retract from the CONTRACTOR the premium for that Enrollee.

               4) Retraction of the premium payment will be subject to "3" above, but the Recipient Subsystem will indicate the non-payment on the first day of the month following the prognosis determination of more than 30 days.

               5) The CONTRACTOR will be responsible for payment for three working days after the CONTRACTOR has notified the nursing facility that skilled nursing care will be required for more than 30 days.

               6) Premium payment to the CONTRACTOR will recommence beginning the first full month that the recipient is no longer residing in the nursing facility.

     3.   ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

          a.   IN GENERAL

               The CONTRACTOR will ensure there is access to all Medically Necessary Covered Services to meet the health needs of Enrollees with special health care needs. Individuals with special health care needs are those who have or are at increased risk for chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond that required by adults and children generally.

          b.   IDENTIFICATION

               The CONTRACTOR will identify Enrollees with special health care needs using

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               a process at the initial contact made by the CONTRACTOR Representative to educate the client and will offer the client care coordination or case management services. Care coordination services are services to assist the client in obtaining Medically Necessary Covered Services from the CONTRACTOR or another entity if the medical service is not covered under the Contract.

          c.   CHOOSING A PRIMARY CARE PROVIDER

               The CONTRACTOR will have a mechanism to inform care givers and, when appropriate, Enrollees with special health care needs about primary care providers who have training in caring for such Enrollees so that an informed selection of a provider can be made. The CONTRACTOR will have primary care providers with skills and experience to meet the needs of Enrollees with special health care needs. The CONTRACTOR will allow an appropriate specialist to be the primary care provider but only if the specialist has the skills to monitor the Enrollee's preventive and primary care services.

          d.   REFERRALS AND ACCESS TO SPECIALTY PROVIDERS

               The CONTRACTOR will ensure there is access to appropriate specialty providers to provide Medically Necessary Covered Services for adults and children with special health care needs. If the CONTRACTOR does not employ or contract with a specialty provider to treat a special health care condition at the time the Enrollee needs such Covered Services, the CONTRACTOR will have a process to allow the Enrollee to receive Covered Services from a qualified specialist who may not be affiliated with the CONTRACTOR. The CONTRACTOR will reimburse the specialist for such care at no less than Medicaid's rate for the service when the service is rendered. The process for requesting specialist's care will be clearly described by the CONTRACTOR and explained to each Enrollee during the initial contact with the Enrollee.

               If the CONTRACTOR restricts the number of referrals to specialists, the CONTRACTOR will not penalize those providers who make such referrals for Enrollees with special health care needs.

          e.   SURVEY OF ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

               At least every two years, the CONTRACTOR in conjunction with the DEPARTMENT will survey a sample of Enrollees with special health care needs using a national consumer assessment questionnaire. to evaluate their perceptions of services they have received. The survey process, including the survey instrument, will be standardized and developed collaboratively between the DEPARTMENT and all contracting MCOs. The DEPARTMENT will analyze the results of the surveys. The results and analysis of the surveys will be reviewed by the CONTRACTOR's quality assurance committee for action.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          f.   COLLABORATION WITH OTHER PROGRAMS

               If the individual with special health care needs is enrolled in the Prepaid Mental Health Plan or is enrolled in any of the Medicaid home and community-based waiver programs and is receiving case management services through that program, or is covered by one of the other Medicaid targeted case management programs, the CONTRACTOR care coordinator will collaborate with the appropriate program person, i.e., the targeted case manager, etc., for that program once the program person has contacted the CONTRACTOR care coordinator. When necessary, the CONTRACTOR care coordinator will make an effort to contact the program person of those Enrollees who have medical needs that require such coordination.

               The CONTRACTOR must coordinate health care needs for children with special health care needs with the services of other agencies (e.g., mental and substance abuse, public health departments, transportation, home and community based care, developmental disabilities, Title V, local schools, IDA programs, and child welfare), and with families, caregivers, and advocates.

          g.   REQUIRED ELEMENTS OF A CASE MANAGEMENT SYSTEM

               A case management system includes but is not limited to:

               1) procedures and the capacity to implement the provision of individual needs assessment including the screening for special needs (e.g. mental health, high risk health problems, functional problems, language or comprehension barriers); the development of an individual treatment plan as necessary based on the needs assessment; the establishment of treatment objectives, treatment follow-up, the monitoring of outcomes, and a process to ensure that treatment plans are revised as necessary. These procedures will be designed to accommodate the specific cultural and linguistic needs of the Enrollee;

               2) procedures designed to address those Enrollees, including children with special health care needs, who may require services from multiple providers, facilities and agencies and require complex coordination of benefits and services, including social services and other community resources;

               3) a strategy to ensure that all Enrollees and/or authorized Family Members or guardians are involved in treatment planning and consent to the medical treatment;

               4) procedures and criteria for making referrals and coordinating care by specialists and sub-specialists that will promote continuity as well as

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

                    cost-effectiveness of care; and

               5) procedures to provide continuity of care for new Enrollees to prevent disruption in the provision of Covered Services that include, but are not limited to, appropriate case management staff able to evaluate and handle individual case transition and care planning, internal mechanisms to evaluate plan networks and special case needs.

          h.   HOSPICE

               If an Enrollee is receiving hospice services at the time of enrollment in the MCO or if the Enrollee is already enrolled in the MCO and has less than six months to live, the Enrollee will be offered hospice services or the continuation of hospice services if he or she is already receiving such services prior to enrollment in the MCO.

     4.   INPATIENT HOSPITAL SERVICES

          If a CONTRACTOR's provider admits an Enrollee for inpatient hospital care, the CONTRACTOR has the responsibility for all services needed by the Enrollee during the hospital stay that are ordered by the CONTRACTOR's provider. Needed services include but are not limited to diagnostic tests, pharmacy, and physician services, including services provided by psychiatrists. If diagnostic tests conducted during the inpatient stay reveal that the Enrollee's condition is outside the scope of the CONTRACTOR's responsibility, the CONTRACTOR remains responsible for the Enrollee until the Enrollee is discharged or until responsibility is transferred to another appropriate entity and the appropriate entity agrees to take financial responsibility, including negotiating a payment for services. If the Enrollee is discharged and needs further services, the admitting CONTRACTOR will coordinate with the other appropriate entity to ensure continued care is provided. The CONTRACTOR and appropriate entity will work cooperatively in the best interest of the Enrollee. The appropriate entity includes, but is not limited to, a Prepaid Mental Health Plan or another MCO.

     5.   MATERNITY STAYS

          a.   THE NEWBORNS' AND MOTHERS' HEALTH PROTECTION ACT (NMHPA)

               The CONTRACTOR must meet the requirements of the Newborns' and Mothers' Health Protection Act (NMHPA). The CONTRACTOR must record early discharge information for monitoring, quality, and improvement purposes. The CONTRACTOR will ensure that coverage is provided with respect to a mother who is an Enrollee and her newborn child for a minimum of 48 hours of inpatient care following a normal vaginal delivery, and a minimum of 96 hours of inpatient care following a caesarean section, without requiring the attending provider to obtain authorization from the CONTRACTOR in order to keep a

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               mother and her newborn child in the inpatient setting for such period of time.

          b.   EARLY DISCHARGES

               Notwithstanding the prior sentence, the CONTRACTOR will not be required to provide coverage for post-delivery inpatient care for a mother who is an Enrollee and her newborn child during such period of time if (1) a decision to discharge the mother and her newborn child prior to the expiration of such period is made by the attending provider in consultation with the mother; and (2) the CONTRACTOR provides coverage for timely post-delivery follow-up care.

          c.   POST-DELIVERY CARE

               Post-delivery care will be provided to a mother and her newborn child by a registered nurse, physician, nurse practitioner, nurse midwife or physician assistant experienced in maternal and child health in (1) the home, a provider's office, a hospital, a federally qualified health center, a federally qualified rural health clinic, or a State health department maternity clinic; or
               (2) another setting determined appropriate under regulations promulgated by the Secretary of Health and Human Services, (including a birthing center or an intermediate care facility); except that such coverage will ensure that the mother has the option to be provided with such care in the home.

          d.   TIMELY POST-DELIVERY CARE

               "Timely post-delivery care" means health care that is provided
               (1) following the discharge of a mother and her newborn child from the inpatient setting; and (2) in a manner that meets the health needs of the mother and her newborn child, that provides for the appropriate monitoring of the conditions of the mother and child, and that occurs within the 24 to 72 hour period immediately following discharge.

     6.   CHILDREN IN CUSTODY OF THE DEPARTMENT OF HUMAN SERVICES

          a.   IN GENERAL

               The CONTRACTOR will work with the Division of Child and Family Services (DCFS) or the Division of Youth Corrections (DYC) in the Department of Human Services (DHS) to ensure systems are in place to meet the health needs of children in custody of the Department of Human Services. The CONTRACTOR will ensure these children receive timely access to appointments through coordination with DCFS or DYC. The CONTRACTOR must have available providers who have experience and training in abuse and neglect issues.

               The CONTRACTOR or its providers will make every reasonable effort to ensure

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               that a child who is in custody of the Department of Human Services may continue to use the provider with whom the child has an established professional relationship when the provider is part of the CONTRACTOR's network. The CONTRACTOR will facilitate timely appointments with the provider of record to ensure continuity of care for the child.

               While it is the CONTRACTOR's responsibility to ensure Enrollees who are children in the custody of DHS have access to needed services, DHS personnel are primarily responsible to assist children in custody in arranging for and getting to medical appointments and evaluations with the CONTRACTOR's network of providers. DHS staff are primarily responsible for contacting the CONTRACTOR to coordinate care for children in custody and informing the CONTRACTOR of the special health care needs of these Enrollees. The Fostering Healthy Children staff may assist the DHS staff in performing these functions by communicating with the CONTRACTOR.

          b.   SCHEDULE OF VISITS

               1)   Where physical and/or sexual abuse is suspected

                    In cases where the child protection worker suspects physical and/or sexual abuse, the CONTRACTOR will ensure that the child has access to an appropriate examination within 24 hours of notification that the child was removed from the home. If the CONTRACTOR cannot provide an appropriate examination, the CONTRACTOR will ensure the child has access to a provider who can provide an appropriate examination within the 24 hour period.

               2)   All other cases

                    In all other cases, the CONTRACTOR will ensure that the child has access to an initial health screening within five calendar days of notification that the child was removed from the home. The CONTRACTOR will ensure this exam identifies any health problems that might determine the selection of a suitable placement, or require immediate attention.

               3)   CHEC exams

                    In all cases, the CONTRACTOR will ensure that the child has access to a Child Health Evaluation and Care (CHEC) screening within 30 calendar days of notification that the child was removed from the home. Whenever possible, the CHEC screening should be completed within the five-day time frame. Additionally, the CONTRACTOR will ensure the child has access to a CHEC screening according to the CHEC periodicity

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

                    schedule until age six, then annually thereafter.

     7.   ORGAN TRANSPLANTATIONS

          a.   IN GENERAL

               All organ transplantation services are the responsibility of the CONTRACTOR for all Enrollees in accordance with the criteria set forth in Rule R414-10A of the Utah Administrative Code, unless amended under the provisions of Attachment B, Article IV (Benefits), Section C, Subsection 3 of this Contract. The DEPARTMENT's criteria will be provided to the CONTRACTOR.

          b.   SPECIFIC ORGAN TRANSPLANTATIONS COVERED

               The following transplantations are covered under Rule R414-10A:
               Kidney, liver, cornea, bone marrow, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, combination liver/kidney, multi visceral, and combination liver/small bowel.

          c.   PSYCHOSOCIAL EVALUATION REQUIRED

               Enrollees who have applied for organ transplantations, except cornea or kidney, must undergo a comprehensive psycho-social evaluation by a board-certified or board-eligible psychiatrist. The evaluation must include a comprehensive history regarding substance abuse and compliance with medical treatment. In addition, the parent(s) or guardian(s) of Enrollees who are less than 18 years of age must undergo a psycho-social evaluation that includes a comprehensive history regarding substance abuse, and past and present compliance with medical treatment.

               If a request is made for a transplantation not listed above, the CONTRACTOR will contact the DEPARTMENT. Such requests will be addressed as set forth in R414-10A-23.

          d.   OUT-OF-STATE TRANSPLANTATIONS

               When the CONTRACTOR arranges the transplantation to be performed out-of- state, the CONTRACTOR is responsible for coverage of food, lodging, transportation and airfare expenses for the Enrollee and attendant. The CONTRACTOR will follow, at a minimum, the DEPARTMENT's criteria for coverage of food, lodging, transportation and airfare expenses.

     8.   MENTAL HEALTH SERVICES

          When an Enrollee presents with a possible mental health condition to his or her

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          CONTRACTOR primary care physician, it is the responsibility of the primary care provider to determine whether the Enrollee should be referred to a psychologist, pediatric specialist, psychiatrist, neurologist, or other specialist. Mental health conditions may be handled by the CONTRACTOR primary care provider and referred to the Enrollee's Prepaid Mental Health Plan when more specialized services are required for the Enrollee. CONTRACTOR primary care providers may seek consultation from the Prepaid Mental Health Plan when the primary care provider chooses to manage the Enrollee's symptoms.

          An independent panel comprised of specialists appropriate to the concern will be established by the DEPARTMENT with representatives from the CONTRACTOR and Prepaid Mental Health Plan to adjudicate disputes regarding which entity (the CONTRACTOR or Prepaid Mental Health Plan) is responsible for payment and/or treatment of a condition. The panel will be convened on a case-by-case basis. The CONTRACTOR and Prepaid Mental Health Plan will adhere to the final decision of the panel.

     9.   DEVELOPMENTAL AND ORGANIC DISORDERS

          a.   COVERED SERVICES FOR CHILD ENROLLEES THROUGH AGE 20

               1) The CONTRACTOR is responsible for all inpatient and physician outpatient Covered Services for child Enrollees with developmental (ICD-9 codes 299 through 299.8 and 317 through 319.9) or organic diagnoses (ICD-9 codes 290 through
                    294.9 and 310 through 310.9) including, but not limited to, diagnostic work-ups and other medical care such as medication management services related to the developmental or organic disorder.

               2) The CONTRACTOR is responsible for all psychological evaluations and testing including neuropsychological evaluations and testing for child Enrollees with developmental or organic disorders such as brain tumors, brain injuries, and seizure disorders.

          b.   COVERED SERVICES FOR ADULT ENROLLEES AGE 21 AND OLDER

               The CONTRACTOR is responsible for all inpatient and physician outpatient Covered Services for adult Enrollees with developmental (ICD-9 codes 299 through 299.8 and 317 through 319.9) and organic diagnoses (ICD-9 codes 290 through 294.9 and 310 through 310.9) including diagnostic work-ups and other medical care such as medication management services related to the developmental or organic disorder.

          c.   NON-COVERED SERVICES

               1) Psychological evaluations and testing including neuropsychological

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July I, 2001

                    evaluations and testing for adult Enrollees is not the responsibility of the CONTRACTOR.

               2) Habilitative and behavioral management services are not the responsibility of the CONTRACTOR. If habilitative services are required, the Enrollee should be referred to the Division of Services for People with Disabilities (DSPD), the school system, the Early Intervention Program, or similar support program or agency. The Enrollee should also be referred to DSPD for consideration of other benefits and programs that may be available through DSPD. Habilitative services are defined in Section 1915(c)(5)(a) of the Social Security Act as "services designed to assist individuals in acquiring, retaining and improving the self-help, socialization and adaptive skills necessary to reside successfully in home and community based settings."

          d.   RESPONSIBILITY OF THE PREPAID MENTAL HEALTH PLAN

               The Prepaid Mental Health Plan is responsible for needed mental health services to individuals with an organic and a psychiatric diagnosis or with a developmental and a psychiatric diagnosis.

     10.  OUT-OF-STATE ACCESSORY SERVICES

          When the CONTRACTOR arranges a Covered Service to be performed out-of-state, the CONTRACTOR is responsible for coverage of airfare, food and lodging for the Enrollee and one attendant during the stay at the out-of-state facility. Ground transportation costs only from the airport to the hotel or hospital and back to the airport, one time only are also the responsibility of the CONTRACTOR. The CONTRACTOR will follow, at a minimum, the DEPARTMENT's criteria for coverage of food, lodging, transportation, and airfare expenses.

     11.  NON-CONTRACTOR PRIOR AUTHORIZATIONS

          a.   PRIOR AUTHORIZATIONS - GENERAL

               The CONTRACTOR shall honor prior authorizations for organ transplantations and any other ongoing services initiated by the DEPARTMENT while the Enrollee was covered under Medicaid fee-for-service until the Enrollee is evaluated by the CONTRACTOR and a new plan of care is established.

          b.   WHEN THE CONTRACTOR HAS NOT AUTHORIZED THE SERVICE

               For services that require a prior authorization, the CONTRACTOR will pay the provider of the service at the Medicaid rate, if the following conditions are met:

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               1) the servicing provider is not a participating provider under contract with the CONTRACTOR; and

               2) the DEPARTMENT issued a prior authorization for an Enrollee to the servicing provider approving payment of the service; and

               3) the servicing provider has completed the CONTRACTOR's hearing process without resolution of the claim, and has requested a hearing with the State Formal Hearings Unit requesting payment for the services rendered: and

               4) in the hearing process it is determined that service rendered was a Medically Necessary service covered under this Contract, and that the CONTRACTOR will be responsible for payment of the claim.

               The CONTRACTOR may elect to have payment of the servicing provider's claim made through the DEPARTMENT's MMIS system, with an equal reduction in the payments made to the CONTRACTOR

F.   CLARIFICATION OF PAYMENT RESPONSIBILITIES

     1. COVERED SERVICES RECEIVED OUTSIDE CONTRACTOR's NETWORK BUT PAID BY CONTRACTOR

          The CONTRACTOR will not be required to pay for Covered Services, defined in Attachment C, which the Enrollee receives from sources outside The CONTRACTOR's network, not arranged for and not authorized by the CONTRACTOR except as follows:

          a.   Emergency Services;

          b. Court ordered services that are Covered Services defined in Attachment C and which have been coordinated with the CONTRACTOR; or

          c. Cases where the Enrollee demonstrates that such services are Medically Necessary Covered Services and were unavailable from the CONTRACTOR.

     2.   WHEN COVERED SERVICES ARE NOT THE CONTRACTOR's RESPONSIBILITY

          a. The CONTRACTOR is not responsible for payment when family planning services are obtained by an Enrollee from sources other than the CONTRACTOR.

          b. The CONTRACTOR will not be required to provide, arrange for, or pay for Covered Services to Enrollees whose illness or injury results directly from a catastrophic occurrence or disaster, including, but not limited to, earthquakes or

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               acts of war. The effective date of excluding such Covered Services will be the date specified by the Federal Government or the State of Utah that a Federal or State emergency exists or disaster has occurred.

     3.   THE DEPARTMENT'S RESPONSIBILITY

          Except as described in Attachment F (Rates and Rate-Related Terms) of this Contract, the DEPARTMENT will not be required to pay for any Covered Services under Attachment C which the Enrollee received from any sources outside the CONTRACTOR except for family planning services.

     4. COVERED SERVICES PROVIDED BY THE DEPARTMENT OF HEALTH, DIVISION OF COMMUNITY AND FAMILY HEALTH SERVICES

          For Enrollees who qualify for special services offered by or through the Department of Health, Division of Community and Family Health Services (DCFHS), the CONTRACTOR agrees to reimburse DCFHS at the standard Medicaid rate in effect at the time of service for one outpatient team evaluation and one follow-up visit for each Enrollee upon each instance that the Enrollee both becomes Medicaid eligible and selects the CONTRACTOR as its provider. The CONTRACTOR agrees to waive any prior authorization requirement for one outpatient team evaluation and one follow-up visit. The services provided in the outpatient team evaluation and follow-up visit for which the CONTRACTOR will reimburse DCFHS are limited to the services that the CONTRACTOR is otherwise obligated to provide under this Contract.

          If the CONTRACTOR desires a more detailed agreement for additional services to be provided by or through DCFHS for children with special health care needs, the CONTRACTOR may subcontract with DCFHS. The CONTRACTOR agrees that the subcontract with DCFHS will acknowledge and address the specific needs of DCFHS as a government provider.

     5. ENROLLEE TRANSITION BETWEEN MCOS, OR BETWEEN FEE-FOR-SERVICE AND CONTRACTOR

          a.   INPATIENT HOSPITAL

               When an Enrollee is in an inpatient hospital setting and selects another MCO or becomes fee-for-service anytime prior to discharge from the hospital, the CONTRACTOR is financially responsible for the entire hospital stay including all services related to the hospital stay, i.e. physician, etc. The MCO in which the individual is enrolled at the time of discharge from the hospital is financially responsible for services provided during the remainder of the month when the individual was discharged. If such individual is fee-for-service at the time of discharge from the hospital, the DEPARTMENT is financially responsible for the remainder of the month when the individual was discharged. If a Medicaid

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               eligible is in an inpatient hospital setting and selects the MCO anytime prior to discharge from the hospital, the DEPARTMENT is financially responsible for the entire hospital stay including all services related to the hospital stay, i.e. physician, etc. Enrollees who are in an inpatient hospital setting at the time the CONTRACTOR terminates this Contract and who have enrolled with another MCO are the responsibility of the receiving MCO beginning the day after the termination is effective.

          b.   HOME HEALTH SERVICES

               Medicaid clients who are under fee-for-service or are enrolled in an MCO other than this MCO and are receiving home health services from an agency not contracting with the CONTRACTOR will be transitioned to the CONTRACTOR's home health agency. The CONTRACTOR is responsible for payment, not to exceed Medicaid payment, for a period not to exceed seven calendar days, unless the CONTRACTOR and the home health agency agree to another time period in writing, after the CONTRACTOR notifies the non-participating home health agency of the change in status or the non-participating home health agency notifies the CONTRACTOR that services are being provided by its agency. The CONTRACTOR will assess the needs of the Enrollee at the time the CONTRACTOR provides the orientation to the Enrollee.

               The CONTRACTOR will include the Enrollee in developing the plan of care to be provided by the CONTRACTOR's home health agency before the transition is complete. The CONTRACTOR will address Enrollee's concerns regarding Covered Services provided by the CONTRACTOR's home health agency before the new plan of care is implemented.

          c.   MEDICAL EQUIPMENT

               When medical equipment is ordered for an Enrollee by the CONTRACTOR and the Enrollee enrolls in a different MCO before receiving the equipment, the CONTRACTOR is responsible for payment for such equipment. Medical equipment includes specialized wheelchairs or attachments, prosthesis, and other equipment designed or modified for an individual client. Any attachments to the equipment, replacements, or new equipment is the responsibility of the MCO in which the client is enrolled at the time such equipment is ordered.

     6.   SURVEYS

          All surveys required under this Contract will be funded by the CONTRACTOR unless funded by another source such as the Utah Department of Health, Office of Health Care Statistics. The surveys must be conducted by an independent vendor mutually agreed upon by the DEPARTMENT and CONTRACTOR. The DEPARTMENT or designee will analyze the results of the surveys. Before publishing articles, data, reports, etc.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          related to surveys the DEPARTMENT will provide drafts of such material to the CONTRACTOR for review and feedback. The CONTRACTOR will not be responsible for the costs incurred for such publishing by the DEPARTMENT.

                      ARTICLE V - ENROLLEE RIGHTS/SERVICES

A.   MEMBER SERVICES FUNCTION

     The CONTRACTOR must operate a Member Services function during regular business hours. Ongoing training, as necessary, shall be provided by the CONTRACTOR to ensure that the Member Services staff is conversant in the CONTRACTOR's policies and procedures as they relate to Enrollees. At a minimum, Member Services staff must be responsible for the following:

     1.   Explaining the CONTRACTOR's rules for obtaining services;

     2.   Assisting Enrollees to select or change primary care providers;

     3. Fielding and responding to Enrollee questions and complaints and grievances.

     The CONTRACTOR shall conduct ongoing assessment of its orientation staff to determine staff member's understanding of the MCO and its Medicaid managed care policies and provide training, as needed.

B.   ENROLLEE LIABILITY

     1.   The CONTRACTOR will not hold an Enrollee liable for the following:

          a.   The debts of the CONTRACTOR if it should become insolvent.

          b. Payment for services provided by the CONTRACTOR if the CONTRACTOR has not received payment from the DEPARTMENT for the services, or if the provider, under contract with the CONTRACTOR, fails to receive payment from the CONTRACTOR.

          c. The payments to providers that furnish Covered Services under a contract or other arrangement with the CONTRACTOR that are in excess of the amount that normally would be paid by the Enrollee if the service had been received directly from the CONTRACTOR.

C.   GENERAL INFORMATION TO BE PROVIDED TO ENROLLEES

     The CONTRACTOR will make the following information available to Enrollees and potential Enrollees on request:

     1. The identity, locations, qualification, and availability of participating providers (at a

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          minimum, area of specialty, board certification, and any special areas of expertise must be available that would be helpful to individuals deciding whether to enroll with the CONTRACTOR);

     2.   The rights and responsibilities of Enrollees;

     3. The procedures available to Enrollees and providers to challenge or appeal the failure of the CONTRACTOR to cover a services; and

     4. All items and services that are available to Enrollees that are covered either directly or through a method of referral or prior authorization.

D.   ACCESS

     1.   IN GENERAL

          The CONTRACTOR shall provide the DEPARTMENT and the Department of Health and Human Services, Centers for Medicare and Medicaid, adequate assurances that the CONTRACTOR, with respect to a service area, has the capacity to serve the expected enrollment in such service area, including assurances that the CONTRACTOR offers an appropriate range of services and access to preventive and primary care services for the population expected to enroll in such service area, and maintains a sufficient number, mix and geographic distribution of providers of services.

          The CONTRACTOR will provide services which are accessible to Enrollees and appropriate in terms of timeliness, amount, duration, and scope.

     2.   SPECIFIC PROVISIONS

          a. ELIMINATION OF ACCESS PROBLEMS CAUSED BY GEOGRAPHIC, CULTURAL AND LANGUAGE BARRIERS AND PHYSICAL DISABILITIES

               The CONTRACTOR will minimize, with a goal to eliminate, Enrollee's access problems due to geographic, cultural and language barriers, and physical disabilities. The CONTRACTOR will provide assistance to Enrollees who have communication impediments or impairments to facilitate proper diagnosis and treatment. The CONTRACTOR must guarantee equal access to services and benefits for all Enrollees by making available interpreters, Telecommunication Devices for the Deaf (TDD), and other auxiliary aids to all Enrollees as needed. The CONTRACTOR will accommodate Enrollees with physical and other disabilities in accordance with the American Disabilities Act of 1990 (ADA), as amended. If the CONTRACTOR's facilities are not accessible to Enrollees with physical disabilities, the CONTRACTOR will provide services in other accessible locations.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          b.   INTERPRETIVE SERVICES

               The CONTRACTOR will provide interpretive services for languages on an as needed basis. These requirements will extend to both in-person and telephone communications to ensure that Enrollees are able to communicate with the CONTRACTOR and CONTRACTOR's providers and receive Covered Services. Professional interpreters will be used when needed where technical, medical, or treatment information is to be discussed, or where use of a Family Member or friend as interpreter is inappropriate. A family member or friend may be used as an interpreter if this method is requested by the patient, and the use of such a person would not compromise the effectiveness of services or violate the patient's confidentiality, and the patient is advised that a free interpreter is available.

          c.   CULTURAL COMPETENCE REQUIREMENTS

               The CONTRACTOR shall incorporate in its policies, administration, and delivery of services the values of honoring Enrollee's beliefs; being sensitive to cultural diversity; and promoting attitudes and interpersonal communication styles with staff and providers which respect Enrollees' cultural backgrounds. The CONTRACTOR must foster cultural competency among its providers. Culturally competent care is care given by a provider who can communicate with the Enrollee and provide care with sensitivity, understanding, and respect for the Enrollee's culture, background and beliefs. The CONTRACTOR shall strive to ensure its providers provide culturally sensitive services to Enrollees. These services shall include but are not limited to providing training to providers regarding how to promote the benefits of health care services as well as training about health care attitudes, beliefs, and practices that affect access to health care services.

          d.   NO RESTRICTIONS OF PROVIDER's ABILITY TO ADVISE AND COUNSEL

               The CONTRACTOR may not restrict a health care provider's ability to advise and counsel Enrollees about Medically Necessary treatment options. All contracting providers acting within his or her scope of practice, must be permitted to freely advise an Enrollee about his or her health status and discuss appropriate medical care or treatment for that condition or disease regardless of whether the care or treatment is a Covered Service.

          e.   WAITING TIME BENCHMARKS

               The CONTRACTOR will adopt benchmarks for waiting times for physician appointments as follows:

               Waiting Time for Appointments

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               1)   Primary Care Providers:
                    .    within 30 days for routine, non-urgent appointments
                    .    within 60 days for school physicals
                    .    within 2 days for urgent, symptomatic, but not
                         life-threatening care (care that can be treated in the doctor's office)

               2)   Specialists:
                    .    within 30 days for non-urgent
                    .    within 2 days for urgent, symptomatic, but not
                         life-threatening care (care that can be treated in a doctor's office)

               These benchmarks do not apply to appointments for regularly scheduled visits to monitor a chronic medical condition if the schedule calls for visits less frequently than once every month.

          f. NO DELAY WHILE COORDINATING COVERAGE WITH A PREPAID MENTAL HEALTH PLAN

               When an Enrollee is also enrolled in a Prepaid Mental Health Plan, the CONTRACTOR will not delay an Enrollee's access to needed services in disputes regarding responsibility for payment. Payment issues should be addressed only after needed services are rendered. As described in Attachment B, IV (Benefits), Section E (Clarification of Covered Services), Subsection 8 of this Contract, the independent panel established by the DEPARTMENT will assist in adjudicating such disputes when requested to do so by either party.

E.   CHOICE

     The CONTRACTOR must allow Enrollees the opportunity to select a participating Primary Care Provider. This excludes clients who are under the Restriction Program. If an Enrollee's Primary Care Provider ceases to participate in the CONTRACTOR's network, the CONTRACTOR must offer the Enrollee the opportunity to select a new Primary Care Provider.

F.   COORDINATION

     1.   IN GENERAL

          The CONTRACTOR will ensure access to a coordinated, comprehensive and continuous array of needed services through coordination with other appropriate entities. The CONTRACTOR's providers are not responsible for rendering waiver services.

     2.   PREPAID MENTAL HEALTH PLAN

          a. When an Enrollee is also enrolled in a Prepaid Mental Health Plan, the CONTRACTOR and Prepaid Mental Health Plan will share appropriate information regarding the Enrollee's health care to ensure coordination of physical and mental health care services.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                           Effective July 1,2001

          b. Clients enrolled in the MCO and a Prepaid Mental Health Plan who due to a psychiatric condition require lab, radiology and similar outpatient services covered under this Contract, but prescribed by the Prepaid Mental Health Plan physician, will have access to such services in a timely fashion. The CONTRACTOR and Prepaid Mental Health Plan will reduce or eliminate unnecessary barriers that may delay the Enrollee's access to these critical services.

     3.   DOMESTIC VIOLENCE

          The CONTRACTOR will ensure that providers are knowledgeable about methods to detect domestic violence and about resources in the community to which they can refer patients.

     4.   RESTRICTION PCP

          The CONTRACTOR will ensure that Enrollees who are on the Restriction Program are linked to a primary care physician (PCP). If the restricted Enrollee's PCP chooses to no longer serve as the Enrollee's PCP or the provider ceases participation with the CONTRACTOR, the CONTRACTOR must assist the Enrollee in finding a new PCP.

G.   BILLING ENROLLEES

     1.   IN GENERAL

          Except as provided herein Attachment B, Article V (Enrollee Rights/Services), Section G (Billing Enrollees), subsection 2, no claim for payment will be made at any time by the CONTRACTOR or its providers to an Enrollee accepted by that provider as an Enrollee for any Covered Service. When a provider accepts an Enrollee as a patient he or she will look solely to the CONTRACTOR and any third party coverage for reimbursement. If the provider fails to receive payment from the CONTRACTOR, the Enrollee cannot be held responsible for these payments.

     2.   CIRCUMSTANCES WHEN AN ENROLLEE MAY BE BILLED

          An Enrollee may in certain circumstances be billed by the provider for non-Covered Services. A non-Covered Service is one that is not covered under this Contract, or includes special features or characteristics that are desired by the Enrollee, such as more expensive eyeglass frames, hearing aids, custom wheelchairs, etc., but do not meet the Medical Necessity criteria for amount, duration, and scope as set forth in the Utah State Plan. The DEPARTMENT will specify to the CONTRACTOR the extent of Covered Services and items under the Contract, as well as services not covered under the Contract but provided by Medicaid on a fee-for-service basis that would effect the CONTRACTOR's Covered Services. An Enrollee may be billed for a service not covered under this Contract only when all of the following conditions are met:

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          a. the provider has an established policy for billing all patients for services not covered by a third party (non-Covered Services cannot be billed only to Enrollees.);

          b. the provider has informed the Enrollee of its policy and the services and items that are not covered under this Contract and included this information in the Enrollee's member handbook;

          c. the provider has advised the Enrollee prior to rendering the service that the service is not covered under this Contract and that the Enrollee will be personally responsible for making payment; and

          d. the Enrollee agrees to be personally responsible for the payment and an agreement is made in writing between the provider and the Enrollee which details the service and the amount to be paid by the Enrollee.

     3.   CONTRACTOR MAY NOT HOLD ENROLLEE'S MEDICAID CARD

          The CONTRACTOR or its providers will not hold the Enrollee's Medicaid card as guarantee of payment by the Enrollee, nor may any other restrictions be placed upon the Enrollee.

     4.   CRIMINAL PENALTIES

          Criminal penalties shall be imposed on MCO providers as authorized under section 1128B(d)(1)of the Social Security Act if the provider knowingly and willfully charges an Enrollee at a rate other than those allowed under this Contract.

H.   SURVEY REQUIREMENTS

     Surveys will be conducted of the CONTRACTOR's Enrollees that will include questions about Enrollees' perceptions of access to and the quality of care received through the CONTRACTOR. The survey process, including the survey instrument, will be standardized and developed collaboratively among the DEPARTMENT and all contracting MCOs. The DEPARTMENT will analyze the results of the surveys. The CONTRACTOR's quality assurance committee will review the results of the surveys, identify areas needing improvement, outline action steps to follow up on findings, and inform (at a minimum), subcontractors, and member and provider services staff, when applicable.

     1.   GENERAL POPULATION SURVEY

          At least every two years, the CONTRACTOR in conjunction with the DEPARTMENT will survey a sample of its general population Enrollees; i.e.,

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          Enrollees who do not meet the definition of those with special health care needs.

     2.   SPECIAL NEEDS SURVEY

          At least every two years, the CONTRACTOR in conjunction with the DEPARTMENT will survey a sample of Enrollees with special health care needs.

                        ARTICLE VI - GRIEVANCE PROCEDURES

A.   IN GENERAL

     The CONTRACTOR will maintain a system for reviewing and adjudicating complaints and grievances by Enrollees and providers. The CONTRACTOR's complaint and grievance procedures must permit an Enrollee, or provider on behalf of an Enrollee, to challenge the denials of coverage of medical assistance or denials of payment for Covered Services. The CONTRACTOR will submit such grievance plans and procedures to the DEPARTMENT for approval prior to instituting or changing such procedures. Such procedures will provide for expeditious resolution of complaints and grievances by the CONTRACTOR's personnel who have authority to correct problems. The CONTRACTOR shall ensure that each Enrollee with limited English proficiency shall have the right to receive oral interpreter services without charge to the Enrollee at each stage of the CONTRACTOR's complaint and grievance process, including final determination.

B.   NONDISCRIMINATION

     The CONTRACTOR shall designate a nondiscrimination coordinator who will 1) ensure the CONTRACTOR complies with Federal Laws and Regulations regarding nondiscrimination, and 2) take complaints and grievances from Enrollees alleging nondiscrimination violations based on race, color, national origin, disability, or age. The nondiscrimination coordinator may also handle complaints regarding the violation of other civil rights (sex and religion) as other Federal laws and Regulations protect against these forms of discrimination. The CONTRACTOR, will develop and implement a written method of administration to assure that the CONTRACTOR's programs, activities, services, and benefits are equally available to all persons without regard to race, color, national origin, disability, or age.

C.   MINIMUM REQUIREMENTS OF GRIEVANCE PROCEDURES

     At a minimum, the CONTRACTOR's complaint and grievance procedures must include

     1.   definitions of complaints and grievance;

     2. details of how, when, where and with whom an Enrollee or provider may file a

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          grievance;

     3. assurances of the participation of individuals with authority to take corrective action;

     4. responsibilities of the various components and staff of the organization;

     5. a description of the process for timely review, prompt (45 days) resolution of complaints and grievances;

     6.   details of an appeal process; and

     7. a provision stating that during the pendency of any grievance procedure or an appeal of such grievances, the Enrollee will remain enrolled except as otherwise stated in this Contract.

D.   FINAL REVIEW BY DEPARTMENT

     When an Enrollee or provider has exhausted the CONTRACTOR's grievance process and a final decision has been made, the CONTRACTOR must provide written notification to the party who initiated the grievance of the grievance's outcome and explain in clear terms a detailed reason for the denial.

     The CONTRACTOR must provide notification to Enrollees and providers that the final decision of the CONTRACTOR may be appealed to the DEPARTMENT and will give to the Enrollee or provider the DEPARTMENT's form to request a formal hearing with the DEPARTMENT. The MCO must inform the Enrollee or provider the time frame for filing an appeal with the DEPARTMENT. The formal hearing with the DEPARTMENT is a de novo hearing. If the Enrollee or provider request a formal hearing with the DEPARTMENT, all parties to the formal hearing agree to be bound by the DEPARTMENT's decision until any judicial reviews are completed and are in the Enrollee's or provider's favor. Any decision made by the DEPARTMENT pursuant to the hearing shall be subject to appeal rights as provided by State and Federal laws and rules.

                        ARTICLE VII - OTHER REQUIREMENTS

A.   COMPLIANCE WITH PUBLIC HEALTH SERVICE ACT

     The CONTRACTOR will comply with all requirements of Section 1301 to and including 1318 of the Public Health Service Act. The CONTRACTOR will provide verification of such compliance to the DEPARTMENT upon the DEPARTMENT's request. This Contract is a "prospective risk" contract which means that payment is made by means of a capitation rate offered each month as reimbursement in advance for services incurred that month regardless of the level of utilization

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     actually experienced. Nothing herein will be construed or interpreted to mean that this is a cost reimbursement contract. Cost reimbursement means payment is made by means of a settlement based on cost incurred over a given period.

B.   COMPLIANCE WITH OBRA'90 PROVISION AND 42 CFR 434.28

     The CONTRACTOR will comply with the OBRA '90 provision which requires an MCO provide patients with information regarding their rights under State law to make decisions about their health care including the right to execute a living will or to grant power of attorney to another individual.

     The CONTRACTOR will comply with the requirements of 42 CFR 434.28 relating to maintaining written Advance Directives as outlined under Subpart I of
     489.100 through 489.102.

C.   FRAUD AND ABUSE REQUIREMENTS

     The CONTRACTOR must have a compliance program to identify and refer suspected fraud and abuse activities. The compliance program must outline the CONTRACTOR's internal processes for identifying fraud and abuse. The CONTRACTOR agrees to abide by Federal and/or State fraud and abuse requirements including, but not limited to, the following:

     1. Refer in writing to the DEPARTMENT all detected incidents of potential fraud or abuse on the part of providers of services to Enrollees or to other patients.

     2. Refer in writing to the DEPARTMENT all detected incidents of patient fraud or abuse involving Covered Services provided which are paid for in whole, or in part, by the DEPARTMENT.

     3. Refer in writing to the DEPARTMENT the names and Medicaid ID numbers of those Enrollees that the CONTRACTOR suspects of inappropriate utilization of services, and the nature of the suspected inappropriate utilization.

     4. Inform the DEPARTMENT in writing when a provider is removed from the CONTRACTOR's panel for reasons relating to suspected fraud, abuse or quality of care concerns.

     5. The CONTRACTOR may not employ or subcontract with any sanctioned provider. The DEPARTMENT shall notify the CONTRACTOR how to access information on providers sanctioned by Medicaid or Medicare. It is the responsibility of the CONTRACTOR to keep apprized of sanctioned providers.

          The CONTRACTOR may not employ or subcontract with any provider who is an ineligible entity as defined under the State Medicaid Manual
          Section 2086.16. This

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          section is available upon request. The CONTRACTOR will attest that the entities listed below are not involved with the CONTRACTOR. Entities that must be excluded -

          a. Entities that could be excluded under section 1128(b)(8) of the Social Security Act (the Act)--these are entities in which a person who is an officer, director, agent, or managing employee of the entity, or a person who has a direct or indirect ownership or control interest of 5% or more in the entity and has been convicted of the following crimes:

               1) any criminal offense related to the delivery of a Medicare or Medicaid item or service (see section 1128(a)(1) of the Act);

               2)   patient abuse (section 1128(a)(2));

               3)   fraud (1128(b)(1));

               4)   obstruction of an investigation (1128(b)(2)); or

               5)   offenses related to controlled substances (1128(b)(3)).

          b. Entities that have a direct or indirect substantial contractual relationship with an individual or entity listed in subsection "a" above--a substantial contractual relationship is defined as any contractual relationship which provides for one or more of the following:

               1) the administration, management, or provision of medical services;

               2) the establishment of policies pertaining to the administration, management or provision of medical services; or

               3) the provision of operational support for the administration, management, or provision of medical services.

          c. Entities which employ, contract with, or contract through any individual or entity that is excluded from Medicaid participation under Section 1128 or Section 1128A of the Act, for the provision of health care, utilization review, medical social work or administration services.

D.   DISCLOSURE OF OWNERSHIP AND CONTROL INFORMATION

     The CONTRACTOR agrees to meet the requirements of 42 CFR 455, Subpart B related to disclosure by the CONTRACTOR of ownership and control information.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

E.   SAFEGUARDING CONFIDENTIAL INFORMATION ON ENROLLEES

     The CONTRACTOR agrees that information about Enrollees is confidential information and agrees to safeguard all confidential information and conform to the requirements set forth in 42CFR, Part 431, Subpart F as well as all other applicable Federal and State confidentiality requirements.

F.   DISCLOSURE OF PROVIDER INCENTIVE PLANS

     The CONTRACTOR must submit to the DEPARTMENT information on its physician incentive plans as listed in 42 CFR 417.479(h)(1) and summarized in this
     Article VII, Section F, Subsections 1 through 5, by May 1 of each year. The CONTRACTOR must provide to the DEPARTMENT the enrollee/disenrollee survey results when beneficiary surveys are required as specified in 42 CFR 417.479(g) and summarized in this Article VII, Section F, Subsection 7, by October 1 or three months after the end of the Contract year. The CONTRACTOR must submit to the DEPARTMENT information on capitation payments paid to primary care physicians as specified in 42 CFR 417.479(h)(1)(vi).

     Per 42 CFR 417.479(a), no specific payment may be made directly or indirectly under a physician incentive plan to a physician or physician group as an inducement to reduce or limit Medically Necessary services furnished to an Enrollee.

     The CONTRACTOR may operate a physician incentive plan only if the stop-loss protection, Enrollee survey, and disclosure requirements are met. The CONTRACTOR must disclose to the DEPARTMENT the following information on provider incentive plans in sufficient detail to determine whether the incentive plan complies with the regulatory requirements. The disclosure must contain:

     1. Whether services not furnished by the physician or physician group are covered by the incentive plan. If only the services furnished by the physician or physician group are covered by the incentive plan, disclosure of other aspects of the plan need not be made.

     2.   The type of incentive arrangement (i.e., withhold, bonus, capitation).

     3. If the incentive plan involves a withhold or bonus, the percent of the withhold or bonus.

     4. Proof that the physician or physician group has adequate stop-loss protection, including the amount and type of stop-loss protection.

     5.   The panel size and, if patients are pooled; the method used.

     6. To the extent provided for in the Department of Health and Human Services, Centers for Medicare and Medicaid Services' (CMS) implementation guidelines, capitation payments paid to primary care physicians for the most recent year broken down by percent for primary care services, referral services to specialists, and hospital and other types of

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          provider services (i.e., nursing home and home health agency) for capitated physicians or physician groups.

     7. In the case of those prepaid plans that are required to conduct beneficiary surveys, the survey results. (The CONTRACTOR must conduct a customer satisfaction of both Enrollees and disenrollees if any physicians or physicians groups contracting with the CONTRACTOR are placed at substantial financial risk for referral services. The survey must include either all current Enrollees and those who have disenrolled in the past twelve months, or a sample of these same Enrollees and disenrollees. Recognizing that different questions are asked of the disenrollees than those asked of Enrollees, the same survey cannot be used for both populations.)

     The CONTRACTOR must disclose this information to the DEPARTMENT (1) prior to approval of its Contract or agreement and (2) upon the Contract or agreements anniversary or renewal effective date. The CONTRACTOR must provide the capitation data required (see 6 above) for the previous Contract year to the DEPARTMENT three months after the end of the Contract year. The CONTRACTOR will provide to the Enrollee upon request whether the CONTRACTOR uses a physician incentive plan that affects the use of referral services, the type of incentive arrangement, whether stop-loss protection is provided, and the survey results of any enrollee/disenrollee surveys conducted.

G.   DEBARRED OR SUSPENDED INDIVIDUALS

     Under Section 1921(d)(1) of the Social Security Act, the CONTRACTOR may not knowingly have a director, officer, partner, or person with beneficial ownership of more than 5% of the CONTRACTOR's equity who has been debarred or suspended by any federal agency. The CONTRACTOR may not have an employment, consulting, or any other agreement with a debarred or suspended person for the provision of items or services that are significant and material to meeting the provisions under this Contract.

     The CONTRACTOR must certify to the DEPARTMENT that the requirements under
     Section 1921(d)(1) of the Social Security Act are met prior to the effective date of this Contract and at any time there is a change from the last such certification.

H.   CMS CONSENT REQUIRED

     If the Department of Health and Human Services, Centers for Medicare and Medicaid (CMS) directs the DEPARTMENT to terminate this Contract, the DEPARTMENT will not be permitted to renew this Contract without CMS consent.

                             ARTICLE VIII - PAYMENTS

A.   RISK CONTRACT

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     This Contract is a risk contract as described in 42 CFR 447.361. Payments made to the CONTRACTOR may not exceed the cost to the DEPARTMENT of providing these same Covered Services on a fee-for-service basis, to an actuarially equivalent non-enrolled population.

B.   PAYMENT AMOUNTS

     1.   PAYMENT SCHEDULE

          On or before the 10th day of each month, the DEPARTMENT will pay to the CONTRACTOR the premiums due for each category shown for Enrollees for that month as determined by the DEPARTMENT from the Eligibility Transmission. Premiums shown in Attachment F-3 are based on rate negotiations between the CONTRACTOR and the DEPARTMENT.

     2.   CALCULATION OF PREMIUMS

          The premiums do not include payment for recoupment of any previous losses incurred by the CONTRACTOR. The premiums established in this Contract will be prospectively set so as not to exceed the cost of providing the same Covered Services to an actuarially equivalent non-enrolled Medicaid population. The actuarially set fee-for-service equivalents developed by the DEPARTMENT are prospectively determined and conform with Federal guidelines as defined in CFR 447.361.

     3.   FEDERALLY QUALIFIED HEALTH CENTERS (FQHCs)

          If the CONTRACTOR enters into a subcontract with a Federally Qualified Health Center (FQHC), the CONTRACTOR will reimburse the FQHC an amount not less than what the CONTRACTOR pays comparable providers that are not FQHCs.

     4.   TIME FRAME FOR REQUEST OF DELIVERY PAYMENT

          The CONTRACTOR will submit a request for payment of the lump sum delivery amount within six months of the delivery date.

     5.   CONTRACT MAXIMUM

          In no event will the aggregate amount of payments to the CONTRACTOR exceed the Contract maximum amount. If payments to the CONTRACTOR approach or exceed the Contract amount before the renewal date of the Contract, the DEPARTMENT shall execute a Contract amendment to increase the Contract amount within 30 calendar days of the date the Contract amount is exceeded.

C.   MEDICARE

     1.   PAYMENT OF MEDICARE PART B PREMIUMS

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          The DEPARTMENT's will pay the Medicare Part B premium for each Enrollee who is on Medicare. The Enrollee will assign to the CONTRACTOR his or her Medicare reimbursement for benefits received under Medicare. The Eligibility Transmission includes and identifies those Enrollees who are covered under Medicare.

     2.   PAYMENT OF MEDICARE DEDUCTIBLE AND COINSURANCE

          The DEPARTMENTs financial obligation under this Contract for Enrollees who are covered by both Medicare and the MCO is limited to the Medicare Part B premium and the CONTRACTOR premium. The CONTRACTOR is responsible for payment of the Medicare deductible and coinsurance for Enrollees when a service is paid for by Medicare whether or not the service is covered under this Contract. The CONTRACTOR is responsible for payment whether or not the Medicare covered service is rendered by a network provider or has been authorized by the CONTRACTOR. If a Medicare covered service is rendered by an out-of-network Medicare provider or a non-Medicare participating provider, the CONTRACTOR is responsible to pay for no more than the Medicare authorized amount. Attachment E, Table 2, will be used to identify the total cost to the CONTRACTOR of providing care for Enrollees who are also covered by Medicare.

     3.   MUST NOT BALANCE BILL ENROLLEES

          The CONTRACTOR or its providers will not Balance Bill the Enrollee and will consider reimbursement from Medicare and from the CONTRACTOR as payment in full.

D.   THIRD PARTY LIABILITY (COORDINATION OF BENEFITS)

     The DEPARTMENT will provide the CONTRACTOR a monthly listing of Enrollees covered under the Buy-out Program, including the premium amount paid by the DEPARTMENT.

     1.   TPL COLLECTIONS

          The CONTRACTOR will be responsible to coordinate benefits and collect third party liability (TPL). The CONTRACTOR will keep TPL collections. The DEPARTMENT will set rates net of expected TPL collections excluding the lump sum rate set for deliveries. The rate set for deliveries is the maximum amount the DEPARTMENT will pay the CONTRACTOR for each delivery. The CONTRACTOR must attempt to collect TPL before the DEPARTMENT will finalize payment for the lump sum delivery. The DHCF audit staff will monitor collections to ensure the CONTRACTOR is making a good faith effort to pursue TPL. The DEPARTMENT will properly account for TPL in its rate structure.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

2.   DUPLICATION OF BENEFITS

     This provision applies when, under another health insurance plan such as a prepaid plan, insurance contract, mutual benefit association or employer's self-funded group health and welfare program, etc., an Enrollee is entitled to any benefits that would totally or partially duplicate the benefits that the CONTRACTOR is obligated to provide under this Contract. Duplication exists when (1) the CONTRACTOR has a duty to provide, arrange for or pay for the cost of Covered Services, and (2) another health insurance plan, pursuant to its own terms, has a duty to provide, arrange for or pay for the same type of Covered Services regardless of whether the duty of the CONTRACTOR is to provide the Covered Services and the duty of the other health insurance plan is only to pay for the Covered Services. Under State and Federal laws and regulations, Medicaid funds are the last dollar source and all other health insurance plans as referred to above are primarily responsible for the costs of providing Covered Services.

3.   RECONCILIATION OF OTHER TPL

     In order to assist the CONTRACTOR in billing and collecting from other health insurance plans the DEPARTMENT will include on the Eligibility Transmission other health insurance plans of each Enrollee when it is known. The CONTRACTOR will review the Eligibility Transmission and will report to the Office of Recovery Services or the DEPARTMENT any TPL discrepancies identified within 30 working days of receipt of the Eligibility Transmission. The CONTRACTOR's report will include a listing of Enrollees that the CONTRACTOR has independently identified as being covered by another health insurance plan.

4.   WHEN TPL IS DENIED

     On a monthly basis, the CONTRACTOR will report to the Office of Recovery Services (ORS) claims that have been billed to other health care plans but have been denied which will include the following information:

     a.   patient name and Medicaid identification number

     b.   ICD-9-CM code;

     c.   procedure codes; and

     d.   insurance company.

5.   NOTIFICATION OF PERSONAL INJURY CASES

     The CONTRACTOR will be responsible to notify ORS of all personal injury cases, as defined by ORS and agreed to by the CONTRACTOR, no later than 30 days after the

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     CONTRACTOR has received a "clean" claim. A clean claim is a claim that is ready to adjudicate. The following data elements will be provided by the CONTRACTOR to ORS:

     a.   patient name and Medicaid identification number

     b.   date of accident;

     c.   specific type of injury by ICD-9-CM code;

     d.   procedure codes; and

     e.   insurance company, if known.

6.   ORS TO PURSUE COLLECTIONS

     ORS will pursue collection on all claims described in Attachment B, Article VIII (Payments), Section D, Subsections 4 and 5 of this Contract. The DEPARTMENT will retain, for administrative costs, one third of the collections received for the period during which medical services were provided by the CONTRACTOR, and remit the balance to the CONTRACTOR.

7.   INSURANCE BUY-OUT PROGRAM

     The Insurance Buy-out Program is an optional program in which the DEPARTMENT purchases group health insurance for a recipient who is eligible for Medicaid when it is determined cost-effective for the Medicaid program to do so. The insurance buy-out process will be coordinated by the DEPARTMENT in cooperation with the Office of Recovery Services, and Medicaid eligibility workers. The following procedures regarding the buy-out program are:

     a. the CONTRACTOR will file claims against group MCOs first before claiming services against the CONTRACTOR or other MCOs.

     b. The DEPARTMENT will pay the CONTRACTOR a Medicaid premium for every buy-out Enrollee.

     c. The DEPARTMENT will provide the CONTRACTOR a monthly listing of Enrollees covered under the Buy-out Program for the upcoming month.

     d. On a quarterly basis, the Buy-out Program will bill the CONTRACTOR the lower of the Buy-out premium or the premium paid under this Contract when the Buy-out premium was paid to an entity other than the CONTRACTOR, i.e., the Buy-out premium is not a duplicate premium as defined in this Article VIII,

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               Section D, Item 7. The CONTRACTOR will remit to the Buy-out Program the amount billed within 60 days of receipt of the Buy-out bill.

     8.   CONTRACTOR MUST PAY PROVIDER ADMINISTRATIVE FEE FOR IMMUNIZATIONS

          When an Enrollee has third party coverage for immunizations, the CONTRACTOR will pay the provider the administrative fee for providing the immunization and not require the provider to bill the third party as a cost avoidance method. The CONTRACTOR may choose to pursue the third party amount for the administrative fee after payment has been made to the provider.

E.   THIRD PARTY RESPONSIBILITY (INCLUDING WORKER'S COMPENSATION)

     1.   CONTRACTOR TO BILL USUAL AND CUSTOMARY CHARGES

          When a third party has an obligation to pay for Covered Services provided by the CONTRACTOR to an Enrollee pursuant to this Contract, the CONTRACTOR will bill the third party for the usual and customary charges for Covered Services provided and costs incurred. Should any sum be recovered by the Enrollee or otherwise, from or on behalf of the person responsible for payment for the service, the CONTRACTOR will be paid out of such recovery for the charges for service provided and costs incurred by the CONTRACTOR.

     2.   THIRD PARTY'S OBLIGATION TO PAY FOR COVERED SERVICES

          Examples of situations where a third party has an obligation to pay for Covered Services provided by the CONTRACTOR are when (a) the Enrollee is injured by a person due to the negligent or intentional acts (or omissions) of the person; or (b) the Enrollee is eligible to receive payment through Worker's Compensation Insurance. If the Enrollee does not diligently seek such recovery, the CONTRACTOR may institute such rights that it may have.

     3.   FIRST DOLLAR COVERAGE FOR ACCIDENTS

          In addition, both parties agree that the following will apply regarding first dollar coverage for accidents: if the injured party has additional insurance, primary coverage may be given to the motor insurance effective at the time of the accident. Once the motor vehicle policy is exhausted, the CONTRACTOR will be the secondary payer and pay for all of the Enrollee's Covered Services. If medical insurance does not exist, the CONTRACTOR will be the primary payer for all Covered Services.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     4.   NOTIFICATION OF STOP-LOSS

          The CONTRACTOR will provide ORS with quarterly updates of costs incurred by the CONTRACTOR when such costs exceed Stop Loss (reinsurance) provisions as defined in the Contract between the reinsurer and the CONTRACTOR.

F.   CHANGES IN COVERED SERVICES

     If Covered Services are amended under the provisions of Attachment B,
     Article IV (Benefits), Section C, Subsection 3 of this Contract, rates may be renegotiated.

                    ARTICLE IX - RECORDS, REPORTS AND AUDITS

A.   FEDERALLY REQUIRED REPORTS

     1.   CHEC/EPSDT REPORTS

          The CONTRACTOR agrees to act as a continuing care provider for the CHEC/EPSDT program in compliance with OBRA '89 and Social Security Act Sections 1902(a)(43), 1905(a)(4)(B)and l905(r).

          a.   CHEC/EPSDT SCREENINGS

               Annually, the CONTRACTOR will submit to the DEPARTMENT information on CHEC/EPSDT screenings to meet the Federal EPSDT reporting requirements (Form HCFA-416). The data will be in a mutually agreed upon format. The CHEC/EPSDT information is due December 31 for the prior federal fiscal year's data (October 1 through September 30).

          b.   IMMUNIZATION DATA

               The CONTRACTOR will submit immunization data as part of the CHEC/EPSDT reporting. Enrollee name, Medicaid ID, type of immunization identified by procedure code, and date of immunization will be reported in the same format as the CHEC/EPSDT data.

     2.   DISCLOSURE OF PHYSICIAN INCENTIVE PLANS

          The CONTRACTOR must submit to the DEPARTMENT information on its physician incentive plans as listed in 42 CFR 417.479(h)(1) [or
          Article VII - Other Requirements, F - Disclosure of Provider Incentive Plans, 1 through 5] by May 1 of each year. The CONTRACTOR must provide to the DEPARTMENT the enrollee/disenrollee survey

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          results when beneficiary surveys are required as specified in 42 CFR 417.479(g) [or #7 under Article VII.F.] by October 1 or three months after the end of the Contract year. The CONTRACTOR must submit to the DEPARTMENT information on capitation payments paid to primary care physicians as specified in 42 CFR 417.479(h)(1)(vi).

B.   PERIODIC REPORTS

     1.   ENROLLMENT, COST AND UTILIZATION REPORTS (ATTACHMENT E)

          Enrollment, cost and utilization reports will be submitted on diskettes in Excel or Lotus and in the format specified in Attachment
          E. A hard copy of the report must be submitted as well. The DEPARTMENT will send to the CONTRACTOR a template of the Attachment E format on a diskette. The CONTRACTOR may not customize or change the report format. The financial information for these reports will be reported as defined in HCFA Publication 75, and if applicable, HCFA 15-1. The CONTRACTOR will certify in writing the accuracy and completeness, to the best of its knowledge, of all costs and utilization data provided to the DEPARTMENT on Attachment E.

          Two Attachment E reports will be submitted covering dates of service for each Contract year.

          a. Attachment E is due May 1 for the preceding six-month reporting period (July through December).

          b. Attachment E is due November 1 for the preceding 12-month reporting period (July through June).

          If necessary, the CONTRACTOR may request, in writing, an extension of the due date up to 30 days beyond the required due date. The DEPARTMENT will approve or deny the extension request writing within seven calendar days of receiving the request.

     2.   INTERPRETIVE SERVICES

          Annually, on November 1, the CONTRACTOR will submit summary information about the use of interpretive services during the previous Contract year (July 1 through June 30). The information must include the following, broken out by month and by county:

          a.   a list of all sources of interpreter services;

          b. the total amount of time interpretive services were used broken out by clinical versus administrative;

          c.   total expenditures for each language;

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          d.   total expenditures for clinical versus administrative;

          e. number of Enrollees who used interpretive services for each language;

          f. number of services provided by type of service within clinical versus administrative.

     3.   SEMI-ANNUAL REPORTS

          The following semi-annual reports are due May 1 for the preceding six-month reporting period ending December 31 (July through December) and are due November 1 for the preceding six month period ending June 30 (January through June).

          a.   ORGAN TRANSPLANTS

               A report of the total number of organ transplants by type of transplant.

          b.   OBSTETRICAL INFORMATION

               A report of obstetrical information including

               1) total number of obstetrical deliveries by aid category grouping;

               2) total number of caesarean sections and total number of vaginal deliveries;

               3)   total number low birth weight infants; and

               4) total number of Enrollees requiring prenatal hospital admission.

          c.   COMPLAINTS AND FORMAL GRIEVANCES

               A summary of complaints and formal grievances, by type of complaint or grievance, received by the CONTRACTOR under this Contract and actions taken to resolve such complaints and grievances

          d.   ABERRANT PHYSICIAN BEHAVIOR

               Summary information of corrective actions taken on physicians who have been identified by the CONTRACTOR as exhibiting aberrant physician behavior and the names of physicians who have been removed from the CONTRACTOR's network due to aberrant behavior. The summary shall include the reasons for the corrective action or removal.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     4.   QUALITY ASSURANCE ACTIVITIES

          Annually, the CONTRACTOR will submit its written quality improvement plan, quality improvement work plan, and a report that identifies the CONTRACTOR's internal quality assurance activities, results thereof, and corrective actions taken during the previous year. These reports are due within three months of the CONTRACTOR's new year; i.e., by March 31 if on a calendar year.

     5.   HEDIS

          Audited Health Plan Employer Data and Information Set (HEDIS) performance measures will cover services rendered during each calendar year and will be reported as set forth in State rule by the Office of Health Data Analysis. For example, calendar year 1997 HEDIS measures will be reported in 1998.

          The CONTRACTOR must receive certification from an independent, credible vendor that its electronic submissions of encounter data are compliant with the Health Insurance Portability and Accountability Act (HIPAA) requirements. At a minimum, the CONTRACTOR must be HIPAA-compliant in the first four levels of HIPAA compliance: Level 1
          - Integrity Testing, Level 2 - Requirement Testing, Level 3 - Balancing, and Level 4 - Situation Testing.

     6.   ENCOUNTER DATA

          Encounter data, as defined in the DEPARTMENT's "Encounter Records Technical Manual," is due (including all replacements) six months after the end of the quarter being reported. Encounter data will be submitted in accordance with the instructions detailed in the Encounter Records Technical Manual for dates of service beginning July 1, 1996. The CONTRACTOR must receive certification from an independent, credible vendor that their electronic submissions of encounter data are compliant with the Health Insurance Portability and Accountability Act (HIPAA) requirements. At a minimum, the CONTRACTOR must be HIPAA-compliant in the first four levels of HIPAA compliance:
          Level 1 - Integrity Testing, Level 2 - Requirement Testing, Level 3 - Balancing, and Level 4 - Situation Testing.

     7.   DOCUMENTS DUE PRIOR TO QUALITY MONITORING REVIEWS

          The following documents are due on request or at least 60 days prior to the DEPARTMENT's quality assurance monitoring review unless the DEPARTMENT has already received documents that are in effect:

          a. the CONTRACTOR's most current (may be in draft stage) written plan for quality improvement;

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          b. the CONTRACTOR's most current (may be in draft stage) annual quality improvement work plan;

          c. the CONTRACTOR's reports that identify over and under utilization of covered services and efforts put in place to resolve inappropriate over utilization and under utilization;

          d. the CONTRACTOR's process for identifying and correcting aberrant provider behavior; and

          e. other information requested by the DEPARTMENT to facilitate the DEPARTMENT's review of the CONTRACTOR's compliance to standards defined in the Division of Health Care Financing's MCO Quality Assurance Monitoring Plan (Attachment G).

          The above documents must show evidence of a well defined, organized program designed to improve client care.

     8.   AUDIT OF ABORTIONS, STERILIZATIONS AND HYSTERECTOMIES

          The CONTRACTOR must conduct an annual audit of all abortions in addition to an audit of a sample of sterilizations and hysterectomies as set by the DEPARTMENT that the CONTRACTOR's providers performed during each Contract year to assure compliance of its providers with all federal and state requirements related to federal financial participation of abortions.

          On November 1 of each year, the CONTRACTOR will submit to the DEPARTMENT the following information on the results of the abortion, sterilization and hysterectomy audit for the previous calendar year. For the sterilization and hysterectomy audit, submit documentation of the methodology used to pull the sample of sterilization and hysterectomies and sampling proportions for each sample.

          In an Excel file, submit the following information for all abortions, the sample of sterilizations, and the sample of hysterectomies:

          .    client name
          .    Medicaid ID number
          .    procedure code
          .    date of service
          .    history/physical (yes/no)
          .    operative report (yes/no)
          .    pathology report (yes/no)
          .    consent form (yes/no)

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          .    medical necessity criteria - hysterectomies only

     9.   DEVELOPMENT OF NEW REPORTS

          Any new reports/data requirements mandated by the DEPARTMENT will be mutually developed by the DEPARTMENT and the CONTRACTOR.

C.   RECORD SYSTEM REQUIREMENTS

     In accordance with Section 4752 of OBRA '90 (amended section 1903 (m)(2)(A) of the Social Security Act), the CONTRACTOR agrees to maintain sufficient patient encounter data to identify the physician who delivers Covered Services to Enrollees. The CONTRACTOR agrees to provide this encounter data, upon request of the DEPARTMENT, within 30 days of the request.

D.   MEDICAL RECORDS

     The CONTRACTOR agrees that medical records are considered confidential information and agrees to follow Federal and State confidentiality requirements.

     The CONTRACTOR will require that its providers maintain a medical record keeping system through which all pertinent information relating to the medical management of the Enrollee is maintained, organized, and is readily available to appropriate professionals. Notwithstanding any other provision of this Contract to the contrary, medical records covering Enrollees will remain the property of the provider, and the provider will respect every Enrollee's privacy by restricting the use and disclosure of information in such records to purposes directly connected with the Enrollee's health care and administration of this Contract. The CONTRACTOR will use and disclose information pertaining to individual Enrollees and prospective Enrollees only for purposes directly connected with the administration of the Medicaid Program and this Contract.

E.   AUDITS

     1.   RIGHT OF DEPARTMENT AND CMS TO AUDIT

          The DEPARTMENT and the Department of Health and Human Services, Centers for Medicare and Medicaid Services may audit and inspect any financial records of the CONTRACTOR or its subcontractors relating (I) to the ability of the CONTRACTOR to bear the risk of potential financial losses, or (II) to evaluate services performed or determinations of amounts payable under the Contract.

     2.   INFORMATION TO DETERMINE ALLOWABLE COSTS

          The CONTRACTOR will make available to the DEPARTMENT all reasonable and related financial, statistical, clinical or other information needed for the determination of allowable costs to the Medicaid program for "related party/home office" transactions as

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          defined in HCFA 15-1. These records are to be made available in Utah or the CONTRACTOR will pay the increased cost (incremental travel, per diem, etc.) of auditing at the out-of-state location. The cost to the CONTRACTOR will include round-trip travel and two days per diem/lodging. Additional travel costs of the site audit will be shared equally by the CONTRACTOR and the DEPARTMENT.

     3.   MANAGEMENT AND UTILIZATION AUDITS

          The MCO will allow the DEPARTMENT and the Department of Health and Human Services, Centers for Medicare and Medicaid Services, to perform audits for identification and collection of management data, including Enrollee satisfaction data, quality of care data, fraud-related data, abuse-related data, patient outcome data, and cost and utilization data, which will include patient profiles, exception reports, etc. The CONTRACTOR will provide all data required by the DEPARTMENT or the independent quality review examiners in performance of these audits. Prior to beginning any audit, the DEPARTMENT will give the CONTRACTOR reasonable notice of audit, and the DEPARTMENT will be responsible for costs of its auditors or representatives.

F.   INDEPENDENT QUALITY REVIEW

     1.   IN GENERAL

          Pursuant to Section 1932(c)(2)(A) of the Social Security Act the DEPARTMENT will provide for an annual external independent review conducted by a qualified independent entity of the quality outcomes and timeliness of and access to Covered Services. The CONTRACTOR will support the annual external independent review.

          The DEPARTMENT will choose an agency to perform an annual independent quality review pursuant to federal law and will pay for such review. The CONTRACTOR will maintain all clinical and administrative records for use by the quality review contractor.

          The CONTRACTOR agrees to support quality assurance reviews, focused studies and other projects performed for the DEPARTMENT by the external quality review organization (EQRO). The purpose of the reviews and studies are to comply with federal requirements for an annual independent audit of the quality outcomes and timeliness of, and access to, Covered Services. The external independent reviews are conducted by the EQRO, with the advice, assistance, and cooperation of a planning team composed of representatives from the CONTRACTOR, the EQRO and the DEPARTMENT with final approval by the DEPARTMENT.

     2.   SPECIFIC REQUIREMENTS

          a.   LIAISON FOR ROUTINE COMMUNICATION

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

               The CONTRACTOR will designate an individual to serve as liaison with the EQRO for routine communication with the EQRO.

          b.   REPRESENTATIVE TO ASSIST WITH PROJECTS

               The CONTRACTOR will designate a minimum of two representatives (unless one individual can service both functions) to serve on the planning team for each EQRO project. Representatives will include a quality improvement representative and a data representative. The planning team is a joint collaborative forum between DEPARTMENT staff, the EQRO and the CONTRACTOR. The role of the planning team is to participate in the process and completion of EQRO projects.

          c.   COPIES AND ON-SITE ACCESS

               The CONTRACTOR will be responsible for obtaining copies of Enrollee information and facilitating on-site access to Enrollee information as needed by the EQRO. Such information will be used to plan and conduct projects and to investigate complaints and grievances. Any associated copying costs are the responsibility of the CONTRACTOR. Enrollee information includes medical records, administrative data such as, but not limited to, enrollment information and claims, nurses' notes, medical logs, etc. of the CONTRACTOR or its providers.

          d.   FORMAT OF ENROLLEE FILES

               The CONTRACTOR will provide Enrollee information in a mutually agreed upon format compatible for the EQRO's use, and in a timely fashion to allow the EQRO to select cases for its review.

          e.   TIME-FRAME FOR PROVIDING DATA

               The CONTRACTOR will provide data requests to the EQRO within 15 Working days of the written request from the EQRO and will provide medical records within 30 working days of the written request from the EQRO. Requests for extensions of these time frames will be reviewed and approved or disapproved by the DEPARTMENT on a case-by-case basis.

          f.   WORK SPACE FOR ON-SITE REVIEWS

               The CONTRACTOR will assure that the EQRO staff and consultants have adequate work space, access to a telephone and copy machines at the time of review. The review will be performed during agreed-upon hours.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

          g.   STAFF ASSISTANCE DURING ON-SITE VISITS

               The CONTRACTOR will assign appropriate person(s) to assist the EQRO personnel conduct the reviews during on-site visits and to participate in an informal discussion of screening observations at the end of each on-site visit, if necessary.

          h.   CONFIDENTIALITY

               For information received from the EQRO, the CONTRACTOR will comply with the Department of Health and Human Services regulations relating to confidentiality of data and information (42 CFR Part 476.107 and 476.108).

                              ARTICLE X - SANCTIONS

     The DEPARTMENT may impose intermediate sanctions on the CONTRACTOR if the CONTRACTOR defaults in any manner in the performance of any obligation under this Contract including but not limited to the following situations:

     (1) the CONTRACTOR fails to substantially provide Medically Necessary Covered Services to Enrollees;

     (2) the CONTRACTOR imposes premiums or charges Enrollees in excess of the premiums or charges permitted under this Contract;

     (3) the CONTRACTOR acts to discriminate among Enrollees on the basis of their health status or requirements for health care services, including expulsion or refusal to re-enroll an individual, except as permitted by Title XIX, or engaging in any practice that would reasonably be expected to have the effect of denying or discouraging enrollment with the MCO by potential Enrollees whose medical condition or history indicates a need for substantial future medical services;

     (4) the CONTRACTOR misrepresents or falsifies information furnished to the Department of Health and Human Services, Centers for Medicare and Medicaid Services, the DEPARTMENT, an Enrollee, potential Enrollee or health care provider;

     (5) the CONTRACTOR fails to comply with the physician incentive requirements under Section 1903(m)(2)(A)(x) of the Social Security Act.

     (6) the CONTRACTOR distributed directly or through any agent or independent contractor marketing materials that contain false or misleading information.

     The DEPARTMENT must follow the 1997 Balance Budget Act guidelines on the types of

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     intermediate sanctions the DEPARTMENT may impose, including civil monetary penalties, the appointment of temporary management, and suspension of payment.

                    ARTICLE XI - TERMINATION OF THE CONTRACT

A.   AUTOMATIC TERMINATION

     This Contract will automatically terminate June 30, 2004.

B.   OPTIONAL YEAR-END TERMINATION

     At the end of each Contract year, either party may terminate the Contract without cause for subsequent years by giving the other party written notice of termination at least 90 days prior to the end of the Contract year (July 1 through June 30).

C.   TERMINATION FOR FAILURE TO AGREE UPON RATES

     At least 60 days prior to the end of each Contract year, the parties will meet and negotiate in good faith the rates (Attachment F) applicable to the upcoming year. If the parties cannot agree upon future rates by the end of the Contract year, then either party may terminate the Contract for subsequent years by giving the other party written notice of termination and the termination will become effective 90 days after receipt of the written notice of termination.

D.   EFFECT OF TERMINATION

     1.   COVERAGE

          In as much as the CONTRACTOR is paid on a monthly basis, the CONTRACTOR will continue providing the Covered Services required by this Contract until midnight of the last day of the calendar month in which the termination becomes effective. If an Enrollee is a patient in an inpatient hospital setting during the month in which termination becomes effective, the CONTRACTOR is responsible for the entire hospital stay including physician charges until discharge or thirty days following termination, whichever occurs first.

     2.   ENROLLEE NOT LIABLE FOR DEBTS OF CONTRACTOR OR ITS SUBCONTRACTORS

          If the CONTRACTOR or one of its subcontractors becomes insolvent or bankrupt, the Enrollees will not be liable for the debts of the CONTRACTOR or its subcontractor. The CONTRACTOR will include this term in all of its subcontracts.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

     3.   INFORMATION FOR CLAIMS PAYMENT

          The CONTRACTOR will promptly supply to the DEPARTMENT all information necessary for the reimbursement of any Medicaid claims not paid by the CONTRACTOR.

     4.   CHANGES IN ENROLLMENT PROCESS

          The CONTRACTOR will be advised of anticipated changes in policies and procedures as they relate to the enrollment process and their comments will be solicited. The CONTRACTOR agrees to be bound by such changes in policies and procedures unless they are not agreeable to the CONTRACTOR, in which case the CONTRACTOR may terminate the Contract in accordance with the Contract termination provisions.

     5.   HEARING PRIOR TO TERMINATION

          Regarding the General Provisions, Article XVII (Default, Termination, & Payment Adjustment), item 3, if the CONTRACTOR fails to meet the requirements of the Contract, the DEPARTMENT must give the CONTRACTOR a hearing prior to termination. Enrollees must be informed of the hearing and will be allowed to disenroll from the MCO without cause.

E.   ASSIGNMENT

     Assignment of any or all rights or obligations under this Contract without the prior written consent of the DEPARTMENT is prohibited. Sale of all or any part of the rights or obligations under this Contract will be deemed an assignment. Consent may be withheld in the DEPARTMENT's sole and absolute discretion.

                           ARTICLE XII - MISCELLANEOUS

A.   INTEGRATION

     This Contract contains the entire agreement between the parties with respect to the subject matter of this Contract. There are no representations, warranties, understandings, or agreements other than those expressly set forth herein. Previous contracts between the parties hereto and conduct between the parties which precedes the implementation of this Contract will not be used as a guide to the interpretation or enforcement of this Contract or any provision hereof.

                                                                    Attachment B
                                                       Molina Healthcare of Utah
                                                          Effective July 1, 2001

B.   ENROLLEES MAY NOT ENFORCE CONTRACT

     Although this Contract relates to the provision of benefits for Enrollees and others, no Enrollee is entitled to enforce any provision of this Contract against the CONTRACTOR nor will any provision of this Contract be constructed to constitute a promise by the CONTRACTOR to any Enrollee or potential Enrollee.

C.   INTERPRETATION OF LAWS AND REGULATIONS

     The DEPARTMENT will be responsible for the interpretation of all federal and State laws and regulations governing or in any way affecting this Contract. When interpretations are required, the CONTRACTOR will submit written requests to the DEPARTMENT. The DEPARTMENT will retain full authority and responsibility for the administration of the Medicaid program in accordance with the requirements of Federal and State law.

D.   ADOPTION OF RULES

     Adoption of rules by the DEPARTMENT, subsequent to this amendment, and which govern the Medicaid program, will be automatically incorporated into this Contract upon receipt by the CONTRACTOR of written notice thereof.

                   ARTICLE XIII - EFFECT OF GENERAL PROVISIONS

If there is a conflict between these Special Provisions (Attachment B) or the General Provisions (Attachment A), then these Special Provisions will control.

                                                  Attachment F - Urban and Rural
                                                          Effective July 1, 2001

                                   AFC/MOLINA

                   URBAN & RURAL RATES AND RATE-RELATED TERMS
                              Effective July 1,2001

A.   PREMIUM RATES

     1.   URBAN MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS

--------------------------------------------------------------------------------
   Age     TANF Male       TANF Male       TANF Female     TANF Female
  0 to l    1 to 21        21 & Over         1 to 21        21 & Over      Aged
================================================================================
  $  [*]   $ [*]           $ [*]           $  [*]          $  [*]          $ [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically         Medically           Non TANF                    Restriction
    Male           Female         Needy Child       Needy Adult         Pregnant F        BCC          Program
====================================================================================================================
  $ [*]           $ [*]           $ [*]             $ [*]               $ [*]             $  [*]      $ [*]
--------------------------------------------------------------------------------------------------------------------

     2.   RURAL MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS

--------------------------------------------------------------------------------
  Age     TANF Male       TANF Male       TANF Female     TANF Female
 0 to l    1 to 21        21 & Over         1 to 21        21 & Over      Aged
================================================================================
 $  [*]   $ [*]           $ [*]           $  [*]          $  [*]          $ [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically         Medically          Non TANF                     Restriction
    Male           Female         Needy Child       Needy Adult        Pregnant F          BCC         Program
====================================================================================================================
  $ [*]           $ [*]           $ [*]             $ [*]               $ [*]             $  [*]      $ [*]
--------------------------------------------------------------------------------------------------------------------

     3.   SPECIAL RATE

          An AIDS rate of $ [*] per month will be paid in addition to the regular monthly premium when the T-Cell count is below 200.

                                                  Attachment F - Urban and Rural
                                                          Effective July 1, 2001

B.   PER DELIVERY REIMBURSEMENT SCHEDULE

     The DEPARTMENT shall reimburse the CONTRACTOR $ [*] per delivery to cover all Medically Necessary antepartum care, delivery, and postpartum professional, facility and ancillary services. The monthly premium amount for the enrollee is in addition to the delivery fee. The delivery payment will be made when the delivery occurs at 22 weeks or later, regardless of viability.

C.   CHEC SCREENING INCENTIVE CLAUSE

     1.   CHEC SCREENING GOAL

          The CONTRACTOR will ensure that Medicaid children have access to appropriate well-child visits. The CONTRACTOR will follow the Utah EPSDT (CHEC) guidelines for the periodicity schedule for well-child protocol. The federal agency, Health Care Financing Administration, mandates that all states have 80% of all children screened. The DEPARTMENT and the CONTRACTOR will work toward that goal.

     2.   CALCULATION OF CHEC INCENTIVE PAYMENT

          The DEPARTMENT will calculate the CONTRACTOR's annual participation rate based on information supplied by the CONTRACTOR under the HCFA-416 EPSDT (CHEC) reporting requirements. Based on the HCFA-416 data, the CONTRACTOR's well-child participation rate was 100% for Federal Fiscal Year (FFY) 2000 (October 1999 through September 2000). The incentive payment for the contract year ending June 30, 2002 will be based on the CONTRACTOR's FFY 2001 (October 1, 2000 through September 30, 2001) HCFA-416 participation rate. The DEPARTMENT will pay the CONTRACTOR $ [*] if a rate of 90% or higher is maintained during FFY 2001. The participation rate will be calculated no later than April 15, 2002; the CONTRACTOR will be notified of the incentive payment, if applicable, no later than April 30, 2002.

     3.   CONTRACTOR's USE OF INCENTIVE PAYMENT

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the EPSDT (CHEC) participation rate.

D.   IMMUNIZATION INCENTIVE CLAUSE

     The CONTRACTOR will ensure that Enrollees have access to recommended immunizations.
     The CONTRACTOR will follow the Advisory Committee on Immunization
     Practices'

                                                  Attachment F - Urban and Rural
                                                          Effective July 1, 2001

     recommendations for immunizations for children.

     1.   IMMUNIZATIONS FOR TWO-YEAR-OLDS

          Utah has achieved a statewide immunization level of 76% for two-year-olds. The average Medicaid HMO rate was 53.2% for the 1999 HEDIS Combination 1 immunization measure for two-year-olds.

          Based on the CONTRACTOR's 2000 HEDIS measure for the Combination I immunization for two-year-olds, the DEPARTMENT will pay the CONTRACTOR $ [*] for each full percentage point above 53.2%.

     2.   IMMUNIZATIONS FOR ADOLESCENTS

          The DEPARTMENT realizes it is important that adolescents are vaccinated according to schedule as recommended by the Advisory Committee on Immunization Practices. The average Medicaid HMO rate was 3.7% for the 1999 HEDIS Combination I immunization measure for adolescents.

          Based on the CONTRACTOR's 2000 HEDIS measure for adolescent immunizations, the DEPARTMENT will pay the CONTRACTOR $ [*] for each full percentage point above 3.7% up to 53.7%.

     3.   IMMUNIZATIONS FOR ADULTS

          The HEDIS immunization measure for adults is not reported for Medicaid clients age 65 and older. The DEPARTMENT intends to expand this incentive clause to include improved immunization rates for influenza and pneumonia vaccines among Enrollees age 65 and older. The DEPARTMENT will work with contractors to collect this data during this Contract year (July 1, 2001 - June 30, 2002).

     4.   CONTRACTOR's USE OF INCENTIVE PAYMENT

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the HEDIS immunization measures.

E.   REINSURANCE POLICY

     Reinsurance will be administered by a reinsurer, Centre Insurance Company.

     Costs, net of TPL, for all inpatient and outpatient services listed in Attachment C that are covered on the date of service rendered and incurred from July 1, 2001 through June 30, 2002 by the

                                                  Attachment F - Urban and Rural
                                                          Effective July 1, 2001

     MCO for an Enrollee shall be shared by Centre Insurance Company under the following conditions:

     1. the date of service is from July 1, 2001 through June 30, 2002 (based on date of discharge if inpatient hospital stay);

     2.   paid claims incurred by the MCO exceed $50,000; and

     3. services shall have been incurred by the MCO during the time the client is enrolled with the MCO.

          If the above conditions are met, Centre Insurance Company shall bear [*]% and the MCO shall bear [*]% of the amount that exceeds $50,000.

F.   REIMBURSEMENT FOR REINSURANCE

     The CONTRACTOR agrees to purchase reinsurance from Centre Insurance Company at the per Enrollee per month rate negotiated by the DEPARTMENT and the reinsurer. The DEPARTMENT will reimburse the CONTRACTOR for its premium payments to Centre Insurance Company. In addition, the DEPARTMENT will pay the CONTRACTOR $ [*] per Enrollee per month to cover reinsurance administrative costs.

     Beginning July 1, 2001, the DEPARTMENT will make monthly payments to the CONTRACTOR based on the reinsurance premiums the CONTRACTOR pays to Centre Insurance Company. The DEPARTMENT will calculate the reinsurance premiums using the DEPARTMENT's data on the number of Enrollees.

G.   RETROSPECTIVE ADJUSTMENT

     The DEPARTMENT agrees to retroactively adjust annual payments to the CONTRACTOR under this Contract for Enrollees who qualify for Medicaid due to a diagnosis of breast cancer or cervical cancer.

     If the CONTRACTOR's claim expenditures for Enrollees in the Breast/ Cervical Cancer (BCC) rate cell exceed the premiums plus other BCC payments, the DEPARTMENT will reimburse the CONTRACTOR for the unrecovered costs related to BCC claim expenditures. Claim contract payments include reinsurance and TPL payments. Therefore, paid claim expenditures will also include reinsurance (stop-loss) claims paid by the CONTRACTOR for BCC Enrollees.

     If the CONTRACTOR's claim expenditures for BCC Enrollees are less than the BCC premiums paid plus other BCC contract payments, the CONTRACTOR can retain up to [*]% of the excess premiums and other payments paid for BCC Enrollees. If there are additional savings after the

                                                  Attachment F - Urban and Rural
                                                          Effective July 1, 2001

CONTRACTOR has recovered the [*]%, the excess premium and other payment amounts for BCC Enrollees will be reimbursed to the DEPARTMENT. Claim contract payments include reinsurance and TPL payments. Therefore, paid claims expenditures will also include reinsurance (stop-loss) claims paid by the CONTRACTOR for BCC Enrollees.

The CONTRACTOR shall submit to the DEPARTMENT a request for this retrospective adjustment no later than six months after the close of the contract year. agrees to use its Medicaid payment rates and fee schedules used to price their Medicaid product as a basis for the retrospective adjustment calculation.

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City, Utah 84116

                               CONTRACT AMENDMENT

    H992020205-04                                                 006146
---------------------                                      ---------------------
Department Log Number                                      State Contract Number

1.   CONTRACT NAME:
     The name of this Contract is HMO-AFC/MOLINA, the Contract number assigned by the State Division of Finance is 006146, the Contract number assigned by the Utah Department of Health is H992020205, and this Amendment is number 4.

2.   CONTRACTING PARTIES:
     This Contract Amendment is between the Utah Department of Health (DEPARTMENT), and Molina Healthcare of Utah (CONTRACTOR).

3.   PURPOSE OF CONTRACT AMENDMENT:
     To change the rates effective November 1, 2001 due to the co-payment policy; to change the rates effective February 1, 2002 due to the co-insurance policy; and to replace the reinsurance provision with stop-loss provision.

4.   CHANGES TO CONTRACT:
     A. Effective July 1, 2001, under Attachment E, Medical Services Revenue and Cost Definitions for Table 2, replace the language in items 3, 4, 54, 55, and 56 with the following:

          1. On Page 4 of Attachment E, under Revenue, replace item 3, Reinsurance, as follows:
               "Report the reinsurance payments received or receivable from a reinsurance carrier other than the DEPARTMENT."
          2. On Page 4 of Attachment E, under Revenue, replace item 4, Stop Loss, as follows:
               "Report stop loss payments received or receivable from the DEPARTMENT."
          3. On Page 9 of Attachment E, under Other Data, replace item 54, Reinsurance Premiums Received, as follows:
               "Include the reinsurance premiums received or receivable that are not counted as revenue."
          4. On Page 9 of Attachment E, under Other Data, replace item 55, Reinsurance Premiums Paid, as follows:
               "Include reinsurance premiums paid to a reinsurance carrier other than the DEPARTMENT."
          5. On Page 9 of Attachment E, under Other Data, replace item 56, Administrative Revenue Retained by the CONTRACTOR, as follows:
               "Include the administrative revenue retained by the CONTRACTOR from the reinsurance premiums received or receivable."

     B. Effective July 1, 2001, replace Attachment F - Urban and Rural Rates with Rate-Related Terms with Attachment F - Urban and Rural Rates and Rate-Related Terms as attached to this Amendment #4.

     C.   All other provisions of the Contract remain unchanged.

5. If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA Section 63-56-5), this Contract Amendment must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract Amendment.

6. This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City. Utah 84116

                               CONTRACT AMENDMENT

    H992020205-04                                                 00-6146
---------------------                                      ---------------------
Department Log Number                                      State Contract Number

IN WITNESS WHEREOF, the parties sign this Contract Amendment.

CONTRACTOR: Molina Healthcare of Utah     UTAH DEPARTMENT OF HEALTH

By: /s/ Kirk Olsen          13 Mar 2002 By: /s/ Shari A. Watkins     4/03/02
    ----------------------- -----------     ------------------------ -----------
    Signature of Authorized Date            Shari A. Watkins, C.P.A. Date
    Individual                              Director
                                            Office Of Fiscal
                                            Operations

Print Name: Kirk Olsen
           --------------------------

Title: Chief Executive Officer          [SEAL]                       4/17/02
       ------------------------------   ---------------------------- -----------
                                        State Finance:               Date

         33-0617992
------------------------------------    [ILLEGIBLE]                  APR 18 2002
Federal Tax Identification Number or    ---------------------------- -----------
   Social Security Number               State Purchasing:            Date

                                                      Attachment F-Urban & Rural
                                                          Effective July 1, 2001

                                   AFC/MOLINA
                   URBAN & RURAL RATES AND RATE-RELATED TERMS

A.   PREMIUM RATES

     1. URBAN MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS (EFFECTIVE JULY 1, 2001 THROUGH OCTOBER 31, 2001)

--------------------------------------------------------------------------------
     Age     TANF Male     TANF Male     TANF Female   TANF Female     Aged
    0 to 1    1 to 21      21 & Over       1 to 21      21 & Over
================================================================================
    $ [*]    $ [*]         $ [*]         $ [*]         $ [*]           $ [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically         Medically           Non TANF                     Restriction
    Male           Female         Needy Child       Needy Adult         Pregnant F         BCC          Program
====================================================================================================================
  $ [*]           $ [*]           $  [*]            $ [*]               $ [*]              $ [*]       $ [*]
--------------------------------------------------------------------------------------------------------------------

     2. URBAN MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS (EFFECTIVE NOVEMBER 1, 2001 THROUGH JANUARY 31, 2002)

--------------------------------------------------------------------------------
      Age     TANF Male     TANF Male    TANF Female    TANF Female    Aged
    0 to 1     1 to 21      21 & Over      1 to 21       21 & Over
================================================================================
    $ [*]     $ [*]         $ [*]        $ [*]          $ [*]          $ [*]
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically          Medically          Non TANF                     Restriction
    Male           Female         Needy Child        Needy Adult        Pregnant F          BCC         Program
===================================================================================================================
  $ [*]           $ [*]           $ [*]              $ [*]              $ [*]               $ [*]     $  [*]
-------------------------------------------------------------------------------------------------------------------

     3. URBAN MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS (EFFECTIVE FEBRUARY 1, 2002 THROUGH JUNE 30, 2002)

--------------------------------------------------------------------------------
    Age      TANF Male    TANF Male     TANF Female    TANF Female    Aged
   0 to 1     1 to 21     21 & Over      1 to 21        21 & Over
================================================================================
   $ [*]     $ [*]        $ [*]         $ [*]          $ [*]          $ [*]
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically          Medically          Non TANF                     Restriction
    Male           Female         Needy Child        Needy Adult        Pregnant F          BCC         Program
===================================================================================================================
  $ [*]           $ [*]           $ [*]              $ [*]              $ [*]               $ [*]     $ [*]
-------------------------------------------------------------------------------------------------------------------

     4. RURAL MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS (EFFECTIVE JULY 1, 2001 THROUGH OCTOBER 31, 2001)

--------------------------------------------------------------------------------
    Age      TANF Male    TANF Male     TANF Female    TANF Female    Aged
   0 to 1     1 to 21     21 & Over      1 to 21        21 & Over
================================================================================
   $ [*]     $ [*]        $ [*]         $ [*]          $ [*]          $ [*]
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically          Medically          Non TANF                     Restriction
    Male           Female         Needy Child        Needy Adult        Pregnant F          BCC         Program
===================================================================================================================
  $ [*]           $ [*]           $ [*]              $ [*]              $ [*]              $ [*]        $ [*]
-------------------------------------------------------------------------------------------------------------------

     5. RURAL MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS (EFFECTIVE NOVEMBER 1, 2001 THROUGH JANUARY 31, 2002)

--------------------------------------------------------------------------------
    Age      TANF Male    TANF Male     TANF Female    TANF Female    Aged
   0 to 1     1 to 21     21 & Over       1 to 21       21 & Over
================================================================================
   $ [*]     $ [*]        $ [*]         $ [*]          $ [*]          $ [*]
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically          Medically          Non TANF                     Restriction
    Male           Female         Needy Child        Needy Adult        Pregnant F          BCC         Program
===================================================================================================================
  $ [*]           $ [*]           $ [*]              $ [*]             $ [*]               $ [*]       $ [*]
-------------------------------------------------------------------------------------------------------------------

     6. RURAL MONTHLY PREMIUM RATES BASED ON ENROLLEES' RATE CELLS (EFFECTIVE FEBRUARY 1, 2002 THROUGH JUNE 30, 2002)

--------------------------------------------------------------------------------
    Age      TANF Male    TANF Male     TANF Female    TANF Female
   0 to 1     1 to 21     21 & Over      1 to 21        21 & Over     Aged
================================================================================
   $ [*]      $ [*]        $ [*]         $ [*]          $ [*]         $ [*]
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  Disabled        Disabled         Medically          Medically          Non TANF                     Restriction
    Male            Female         Needy Child        Needy Adult        Pregnant F          BCC         Program
===================================================================================================================
  $ [*]            $ [*]           $ [*]              $ [*]              $ [*]               $ [*]     $ [*]
-------------------------------------------------------------------------------------------------------------------

     7.   SPECIAL RATE

          An AIDS rate of $ [*] per month will be paid in addition to the regular monthly premium when the T-Cell count is below 200.

B.   PER DELIVERY REIMBURSEMENT SCHEDULE

     The DEPARTMENT shall reimburse the CONTRACTOR $ [*] per delivery to cover all Medically Necessary antepartum care, delivery, and postpartum professional, facility and ancillary services. The monthly premium amount for the enrollee is in addition to the delivery fee. The delivery payment will be made when the delivery occurs at 22 weeks or later, regardless of viability.

C.   CHEC SCREENING INCENTIVE CLAUSE

     1.   CHEC SCREENING GOAL

          The CONTRACTOR will ensure that Medicaid children have access to appropriate well-child visits. The CONTRACTOR will follow the Utah EPSDT (CHEC) guidelines for the periodicity schedule for well-child protocol. The federal agency, Centers for Medicare and Medicaid Services (CMS), mandates that all states have 80% of all children screened. The DEPARTMENT and the CONTRACTOR will work toward that goal.

     2.   CALCULATION OF CHEC INCENTIVE PAYMENT

          The DEPARTMENT will calculate the CONTRACTOR's annual participation rate based on information supplied by the CONTRACTOR under the CMS-416 EPSDT (CHEC) reporting requirements. Based on the CMS-416 data, the CONTRACTOR's well-child participation rate was 100% for Federal Fiscal Year (FFY) 2000 (October 1999 through September 2000). The incentive payment for the Contract year ending June 30, 2002 will be based on the CONTRACTOR's FFY 2001 (October 1, 2000 through September 30, 2001) CMS-416 participation rate. The DEPARTMENT will pay the CONTRACTOR
          $ [*] if a rate of 90% or higher is maintained during FFY 2001. The participation rate will be calculated no later than April 15, 2002; the CONTRACTOR will be notified of the incentive payment, if applicable, no later than April 30, 2002.

     3.   CONTRACTOR's USE OF INCENTIVE PAYMENT

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the EPSDT (CHEC) participation rate.

D.   IMMUNIZATION INCENTIVE CLAUSE

     The CONTRACTOR will ensure that Enrollees have access to recommended immunizations. The CONTRACTOR will follow the Advisory Committee on Immunization Practices recommendations for immunizations for children.

     1.   IMMUNIZATIONS FOR TWO-YEAR-OLDS

          Utah has achieved a statewide immunization level of 76% for two-year-olds. The average Medicaid HMO rate was 53.2% for the 1999 HEDIS Combination 1 immunization measure for two-year-olds.

          Based on the CONTRACTOR's 2000 HEDIS measure for the Combination I immunization for two-year-olds, the DEPARTMENT will pay the CONTRACTOR $ [*] for each full percentage point above 53.2%.

     2.   IMMUNIZATIONS FOR ADOLESCENTS

          The DEPARTMENT realizes it is important that adolescents are vaccinated according to schedule as recommended by the Advisory Committee on Immunization Practices. The average Medicaid HMO rate was 3.7% for the 1999 HEDIS Combination I immunization measure for adolescents.

          Based on the CONTRACTOR's 2000 HEDIS measure for adolescent immunizations, the DEPARTMENT will pay the CONTRACTOR $ [*] for each full percentage point above 3.7% up to 53.7%.

     3.   IMMUNIZATIONS FOR ADULTS

          The HEDIS immunization measure for adults is not reported for Medicaid clients age 65 and older. The DEPARTMENT intends to expand this incentive clause to include improved immunization rates for influenza and pneumonia vaccines among Enrollees age 65 and older. The DEPARTMENT will work with contractors to collect this data during this Contract year (July 1, 2001 - June 30, 2002).

     4.   CONTRACTOR's USE OF INCENTIVE PAYMENT

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the HEDIS immunization measures.

E.   STOP LOSS

     1. Costs, net of TPL, for all inpatient and outpatient services listed in Attachment C that are covered on the date of service rendered and incurred from July 1, 2001 through June 30, 2002 by the MCO for an Enrollee shall be shared by the DEPARTMENT under the following conditions:

          a.   the date of service is from July 1, 2001 through June 30, 2002;

          b. inpatient claims that overlap years will be prorated to each contract year, based on patient days:

          c.   paid claims incurred by the MCO exceed $50,000.00;

          d. services shall have been incurred by the MCO during the time the client is enrolled with the MCO;

          e. the stop-loss billing must be in a format mutually agreed upon and must include, at a minimum. Enrollee Medicaid identification number, date of birth, type of service, beginning date of service, ending date of service, billed charge. HMO payment, third party liability (TPL) collected, and primary diagnosis:

          f. stop-loss billing must be submitted to the DEPARTMENT within seven months of the end of the Contract year;

          If the above conditions are met, the DEPARTMENT shall bear 80% and the MCO shall bear 20% of the amount that exceeds $ [*] The maximum amount the DEPARTMENT will reimburse the CONTRACTOR under the stop-loss provision is $ [*] per Enrollee per Contract year.

     2.   PAYMENT OF STOP-LOSS

          The DEPARTMENT will make interim payments to the CONTRACTOR equal to 90% of the expected payment pending an audit of the stop-loss claims submitted by the CONTRACTOR.

          The DEPARTMENT will calculate the actual stop-loss amount due to the CONTRACTOR by July 1, 2003. The final settlement will be based on an audit conducted by the DEPARTMENT. The allowed payment for inpatient hospital stop-loss claims will be limited to 90% of the Medicaid fee schedule when the claim is from a related hospital as defined by CMS Pub. 15-I.

F.   RETROSPECTIVE ADJUSTMENT

     The DEPARTMENT agrees to retroactively adjust annual payments to the CONTRACTOR under this contract for Enrollees who qualify for Medicaid due to a diagnosis of breast cancer or cervical cancer.

     If the CONTRACTOR's claim expenditures for Enrollees in the Breast/ Cervical Cancer (BCC) rate cell exceed the premiums plus other BCC payments, the DEPARTMENT will reimburse the CONTRACTOR for the unrecovered costs related to BCC claim expenditures. Claim contract payments include reinsurance and TPL payments.

     If the CONTRACTOR's claim expenditures for BCC Enrollees are less than the BCC premiums paid plus other BCC contract payments, the CONTRACTOR can retain up to 10% of the excess premiums and other payments paid for BCC Enrollees. If there are additional savings after the CONTRACTOR has recovered the 10%, the excess premium and other payment amounts for BCC Enrollees will be reimbursed to the DEPARTMENT. Claim contract payments include reinsurance and TPL payments.

     The CONTRACTOR shall submit to the DEPARTMENT a request for this retrospective adjustment no later than six months after the close of the Contract year. The CONTRACTOR agrees to use its Medicaid payment rates and fee schedules used to price their Medicaid product as a basis for the retrospective adjustment calculation.

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City. Utah 84116

                               CONTRACT AMENDMENT

    H9920205-05                                                   006146
---------------------                                      ---------------------
Department Log Number                                      State Contract Number

1.   CONTRACT NAME:
     The name of this Contract is HMO-AFC/MOLINA, the Contract number assigned by the State Division of Finance is 006146, the Contract number assigned by the Utah Department of Health is H9920205, and this Amendment is number 5.

2.   CONTRACTING PARTIES:
     This Contract Amendment is between the Utah Department of Health (DEPARTMENT), and Molina Healthcare of Utah (CONTRACTOR).

3    PURPOSE OF CONTRACT AMENDMENT:
     The purpose is to increase the maximum Contract Amount.

4.   CHANGES TO CONTRACT:
     A. On Page 1, Paragraph 4, CONTRACT AMOUNT, is changed to read as follows:
        "The Contractor will be paid up to a maximum amount of $[*] for the Contract Period in accordance with the provisions in this Contract. This Contract is funded with 70% Federal funds and 30% State funds. The CFDA # is 93.778 and relates to the federal funds provided."
             ------

     B. All other provisions of the Contract remain unchanged.

5. If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA Section 63-56-5), this Contract Amendment must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract Amendment.

6. This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.

IN WITNESS WHEREOF, the parties sign this Contract Amendment.

CONTRACTOR:  Molina Healthcare of Utah   UTAH DEPARTMENT OF HEALTH
             -------------------------


By: /s/ G. K. Olsen           8-8-02   By: /s/                       8/9/02
    -----------------------   ------       ------------------------  ------
    Signature of Authorized   Date         Shari A. Watkins, C.P.A.   Date
    Individual                             Director
                                           Office of Fiscal
                                           Operations

Print Name:  Kirk Olsen                    CONTRACT RECEIVED AND
             -----------------------           PROCESSED BY
                                            DIVISION OF FINANCE      AUG 12 2002
                                           ------------------------  -----------
                                           State Finance:            Date

Title:  Chief Executive Officer
        ----------------------------

           33-0617992                      /s/ [ILLEGIBLE]           [ILLEGIBLE]
------------------------------------       ------------------------  -----------
Federal Tax identification Number or       State Purchasing:         Date
  Social Security Number

                                                    Doc # 98-001 amd Rev.5/18/98
                                                         hmo/molina am6 (8/7/02)

                            UTAH DEPARTMENT OF HEALTH
                 288 North 1460 West, Salt Lake City. Utah 84116
                               CONTRACT AMENDMENT

    H9920205-06                                                   006146
---------------------                                      ---------------------
Department Log Number                                      State Contract Number

1.   CONTRACT NAME:
     The name of this Contract is HMO-AFC/MOLINA, the Contract number assigned by the State Division of Finance is 006146, the Department log number assigned by the Utah Department of Health is H9920205, and this Amendment is number 6.

2.   CONTRACTING PARTIES:
     This Contract Amendment is between the Utah Department of Health (DEPARTMENT), and Molina Healthcare of Utah (CONTRACTOR or MHU).

3.   PURPOSE OF CONTRACT AMENDMENT:
     Effective July 1, 2002 this contract amendment clarifies and adds some provisions; delineates the reduced benefit package for the Non-Traditional Medicaid population; changes the benefit package for the Traditional Medicaid group; outlines the co-payment and co-insurance requirements for both Traditional and Non-Traditional Medicaid populations; and sets forth the payment methodology.

4.   CHANGES TO CONTRACT:
     A. Effective July 1, 2002, replace Attachment B, Special Provisions, with Attachment B dated July 1, 2002, as attached to this Amendment #6.

     B. Effective July 1, 2002, replace Attachment C, Covered Services, with Attachment C dated July 1, 2002, as attached to this Amendment #6.

     C. Effective July 1, 2002, replace Attachment E (Tables 1, 2, 3, and revenue and cost definitions for Table 2) with Attachment E dated July 1, 2002, as attached to this Amendment #6.

     D. Effective July 1, 2002, replace Attachment F, Rates and Rate-Related Terms with Attachment F-4 dated July 1, 2002, as attached to this Amendment #6.

     E. All other provisions of the Contract remain unchanged.

5. If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA Section 63-56-5), this Contract Amendment must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract Amendment.

6. This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.

IN WITNESS WHEREOF, the parties sign this Contract Amendment.

CONTRACTOR:  Molina Healthcare of Utah   UTAH DEPARTMENT OF HEALTH
             -------------------------

By: /s/ G. K. Olsen                    By: /s/                       10/10/02
    -----------------------   ------       ------------------------  --------
    Signature of Authorized   Date         Shari A. Watkins, C.P.A.   Date
    Individual                             Director
                                           Office of Fiscal
                                           Operations

Print Name:  Kirk Olsen
             -----------------------
                                           ------------------------  --------
                                           State Finance:            Date

Title:  Chief Executive Officer
        ----------------------------

           33-0617992                      /s/ [ILLEGIBLE]           10/17/02
------------------------------------       ------------------------  --------
Federal Tax identification Number or       State Purchasing:         Date
  Social Security Number

                                                    Doc # 98-001 amd Rev 5/18/98
                                                        hmo/molina am6 (9/05/02)

                                TABLE OF CONTENTS

                                  ATTACHMENT B
                SPECIAL PROVISIONS FOR AMENDMENT 6 (JULY 1, 2002)

ARTICLE I.    DEFINITIONS......................................................1

ARTICLE II.   SERVICE AREA.....................................................4

ARTICLE III.  ENROLLMENT, ORIENTATION, MARKETING, AND DISENROLLMENT............4

        A.    Enrollment Process...............................................4
        B.    Member Orientation...............................................6
        C.    Marketing and Member Education...................................8
        D.    Disenrollment by Enrollee.......................................10
        E.    Disenrollment by Contractor.....................................10
        F.    Enrollee Transition Between MCOs ...............................11
        G.    Enrollee Transition from Fee-For-Service to MCO or from MCO to
              Fee-For-Service.................................................12

ARTICLE IV.   BENEFITS........................................................12

        A.    In General......................................................12
        B.    Provider Services Function......................................13
        C.    Scope of Services...............................................13
        D.    Subcontracts....................................................14
        E.    Clarification of Covered Services...............................15
        F.    Clarification of Payment Responsibilities.......................26

ARTICLE V.    ENROLLEE RIGHTS/SERVICES........................................29

        A.    Member Services Function........................................29
        B.    Enrollee Liability..............................................29
        C.    General Information to be Provided to Enrollees.................29
        D.    Access..........................................................30
        E.    Choice..........................................................32
        F.    Coordination....................................................32
        G.    Billing Enrollees...............................................33
        H.    Survey Requirements.............................................35

ARTICLE VI.   GRIEVANCE PROCEDURES............................................35

        A.    In General......................................................35

        B.    Nondiscrimination...............................................35
        C.    Minimum Requirements of Grievance Procedures....................36
        D.    Final Review by Department......................................36

ARTICLE VII.  OTHER REQUIREMENTS..............................................37

        A.    Compliance with Public Health Service Act.......................37
        B.    Compliance with OBRA '90 Provision and 42 CFR 434.28............37
        C.    Fraud and Abuse Requirements....................................37
        D.    Disclosure of Ownership and Control Information.................38
        E.    Safeguarding Confidential Information on Enrollees..............38
        F.    Disclosure of Provider Incentive Plans..........................38
        G.    Debarred or Suspended Individuals...............................40
        H.    CMS Consent Required............................................40

ARTICLE VIII. PAYMENTS........................................................40

        A.    Non-Risk Contract...............................................40
        B.    Payment Methodology.............................................40
        C.    Contract Maximum................................................40
        D.    Medicare........................................................40
        E.    Third Party Liability (Coordination of Benefits)................41
        F.    Third Party Responsibility (including Worker's
              Compensation)...................................................43
        G.    Changes in Covered Services.....................................44

ARTICLE IX.   RECORDS, REPORTS AND AUDITS.....................................44

        A.    Records, Reports and Audits.....................................44
        B.    Periodic Reports................................................45
        C.    Record System Requirements......................................48
        D.    Medical Records.................................................49
        E.    Audits..........................................................49
        F.    Independent Quality Review......................................50

ARTICLE X.    SANCTIONS.......................................................51

ARTICLE XI.   TERMINATION OF THE CONTRACT.....................................52

        A.    Automatic Termination...........................................52
        B.    Optional Year-End Termination...................................52
        C.    Termination for Failure to Agree Upon Rates.....................52
        D.    Effect of Termination...........................................52
        E.    Assignment......................................................53

ARTICLE XII.  MISCELLANEOUS...................................................53

        A.    Integration.....................................................53
        B.    Enrollees May Not Enforce Contract..............................54
        C.    Interpretation of Laws and Regulations..........................54
        D.    Adoption of Rules...............................................54

ARTICLE XIII. EFFECT OF GENERAL PROVISIONS....................................54

                                               Attachment B - Special Provisions
                                                                          Molina
                                                                    July 1, 2002

For the purpose of the Contract all article, section, and subsection headings in these Attachments B, C, and D are for convenience in referencing the provisions of the Contract. They are not enforceable as part of the text of the Contract and may not be used to interpret the meaning of the provisions that lie beneath them.

                        ATTACHMENT B - SPECIAL PROVISIONS
                             Effective July 1, 2002

                             ARTICLE I - DEFINITIONS

For the purpose of the Contract:

A. "ADVANCE DIRECTIVES" means oral and written instructions about an individual's medical care, in the event the individual is unable to communicate. There are two types of Advance Directives: a living will and a medical power of attorney.

B. "BALANCE BILL" means the practice of billing patients for charges that exceed the amount that the MCO will pay.

C. "CHEC ELIGIBLE" means any Medicaid recipient under the age of 21 who is eligible to receive Early Periodic Screening Diagnostic and Treatment (EPSDT) services in accordance with 42 CFR Part 441, Subpart B.

D. "CHEC PROGRAM" or Child Health Evaluation and Care program is Utah's version of the federally mandated Early Periodic Screening, Diagnosis and Treatment (EPSDT) program as defined in 42 CFR Part 441, Subpart B. Medicaid recipients who are eligible for the Non-Traditional Medicaid Plan are not eligible to receive EPSDT services. (See Attachment C, Covered Services, U.)

E. "CHILD WITH SPECIAL HEALTH CARE NEEDS" means a child under 21 who has or is at increased risk for chronic physical, developmental, behavioral, or emotional conditions and requires health and related services of a type or amount beyond that required by children generally, including a child who, consistent with 1932(a)(2)(A) of the Social Security Act, 42 U.S.C.,
     Section 1396u- 2(a)(2)(A):
     (1) is blind or disabled or in a related population (eligible for SSI under title XVI of the Social Security Act);
     (2) is in foster care or other out-of-home placement;
     (3) is receiving foster care or adoption assistance; or
     (4) is receiving services through a family-centered, community-based coordinated care system that receives grant funds described in section 501(a)(l)(D) of title V.

F. "DIVISION OF HEALTH CARE FINANCING" or "DHCF" means the division within the Department of Health responsible for the administration of the Utah Medicaid program.

G. "EMERGENCY SERVICES" means those services provided in a hospital, clinic, office, or other facility that is equipped to furnish the required care, after the sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect that the absence of immediate medical attention to result in:

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     1. Placing the health of the individual (or, with respect to a pregnant woman, the health of a woman or her unborn child) in serious jeopardy;
     2.   Serious impairment to bodily functions; or
     3.   Serious dysfunction of any bodily organ or part.

H. "ENROLLEE" means any Medicaid eligible: (1) who, at the time of enrollment resides within the geographical limits of the CONTRACTOR's Service Area;
     (2) whose name appears on the DEPARTMENT's Eligibility Transmission as a new, reinstate, or retroactive Enrollee; and (3) who is accepted for enrollment by the CONTRACTOR according to the conditions set forth in this Contract excluding residents of the Utah State Hospital, Utah State Developmental Center, and long-term care facilities except as defined in Attachment C.

I. "ENROLLEES WITH SPECIAL HEALTH CARE NEEDS" means enrollees who have or are at increased risk for chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond that required by adults and children generally.

J.   "ENROLLMENT AREA" or "Service Area" means the counties enumerated in
     Article II.

K. "FAMILY MEMBER" means all Medicaid eligibles who are members of the same family living at home.

L. "HOME AND COMMUNITY-BASED SERVICES" means services, not otherwise furnished under the State's Medicaid plan, that are furnished under a waiver of statutory requirements granted under the provisions of CFR Part 441, subpart G. These services cover an array of Home and Community-Based Services that are cost-effective and necessary for an individual to avoid institutionalization.

M. "MANAGED CARE ORGANIZATION" or "MCO" means an organization that meets the State Plan's definition of an HMO or prepaid health plan and which provides, either directly or through arrangement with other providers, comprehensive general medical services to Medicaid eligibles on a contractual prepayment basis.

N. "MARKETING MATERIAL" means materials in all mediums, including member handbooks, brochures and leaflets, newspaper, magazine, radio, television, billboard and yellow pages advertisements, and presentation materials used by marketing representatives. It includes materials mailed to, distributed to, or aimed at Medicaid clients specifically, and any material that mentions "Medicaid," "Medicaid Assistance," or "Title XIX."

O. "MEDICALLY NECESSARY" means any medical service that (a) is reasonably calculated to prevent, diagnose, or cure conditions in the Enrollee that endanger life, cause suffering or pain, cause deformity or malfunction, or threaten to cause a handicap, and (b) there is no equally effective course of treatment available or suitable for the Enrollee requesting the service which is more conservative or substantially less costly. Medical services will be of a quality that meets professionally recognized standards of health care, and will be substantiated by records including evidence of such medical necessity and quality. Those records will be made available to the DEPARTMENT upon request. FOR CHEC ENROLLEES, "Medically Necessary" means preventive screening services and other medical care, diagnostic services, treatment, and other measures necessary to correct or ameliorate defects and physical and mental illnesses and conditions, even

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     if the services are not included in the Utah State Medicaid Plan.

P. "MEMBER SERVICES" means a method of assisting Enrollees in understanding CONTRACTOR policies and procedures, facilitating referrals to participating specialists, and assisting in the resolution of problems and member complaints. The purpose of Member Services is to improve access to services and promote Enrollee satisfaction.

Q. "NON-TRADITIONAL MEDICAID PLAN" means the reduced benefit plan provided to Medicaid eligibles age 19 through 64 who are in certain TANF, Medically Needy, and Transitional Medicaid aid categories. Services covered under the reduced benefit plan are similar to the Traditional Medicaid Plan with some limitations and exclusions.

R. "PHYSICIAN INCENTIVE PLAN" means any compensation between a contracting organization and a physician group that may directly or indirectly have the effect of reducing or limiting services provided with respect to Enrollees in the organization.

S. "PREPAID MENTAL HEALTH PLAN" means the mental health centers that contract with the DEPARTMENT to provide inpatient and outpatient mental health services to Medicaid clients living within each mental health center's jurisdiction.

T. "PRIMARY CARE PROVIDER" or "PCP" means a health care provider the majority of whose practice is devoted to internal medicine, family/general practice or pediatrics. The MCO may allow other specialists to be PCPs, when appropriate. PCPs are responsible for delivering primary care services, coordinating and managing Enrollees' overall health and, authorizing referrals for other necessary care.

U. "RESTRICTION PROGRAM" means the Federally mandated program (42 CFR 431.54(e)) for Medicaid clients who over-utilize Medicaid services. If the DEPARTMENT in conjunction with the CONTRACTOR finds that an Enrollee has utilized Medicaid services at a frequency or amount that is not Medically Necessary, as determined in accordance with utilization guidelines adopted by the DEPARTMENT, the DEPARTMENT may place the Enrollee under the Restriction Program for a reasonable period of time to obtain Medicaid services from designated providers only.

V. "STATE PLAN" means the State Plan for organization and operation of the Medicaid program as defined pursuant to Section 1102 of the Social Security Act (42 U.S.C. 1302).

W. "TRADITIONAL MEDICAID PLAN" means the scope of services contained in the state plan provided to Medicaid eligibles who fall under one of the following eligibility groups:

     (1) Section 1931 children and related poverty level populations
         (TANF/AFDC);
     (2) Section 1931 pregnant women (TANF/AFDC);
     (3) Blind/disabled children and related populations (SSI);
     (4) Blind/disabled adults and related populations (SSI);
     (5) Aged and related populations (SSI, QMB and Medicaid, Medicare and Medicaid);
     (6) Foster care children;
     (7) Individuals who qualify for Medicaid by paying a spenddown and are under age 19 or are also aged or disabled;
     (8) Pregnant women (non-TANF/AFDC)

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

                                                                    Attachment B
                                                          Effective July 1, 2002

                            ARTICLE II - SERVICE AREA

The Service Area is limited to the counties of Cache, Davis, Iron, Salt Lake, Utah, Washington, and Weber.

       ARTICLE III - ENROLLMENT, ORIENTATION, MARKETING, AND DISENROLLMENT

A.   ENROLLMENT PROCESS

     1.   ENROLLEE CHOICE

          The DEPARTMENT will offer potential Enrollees a choice among all MCOs available in the Enrollment Area. The DEPARTMENT will inform potential Enrollees of Medicaid benefits. The Medicaid client's intent to enroll is established when the applicant selects The CONTRACTOR, either verbally or by signing a choice of health care delivery form or equivalent. This initiates the action to send an advance notification to the CONTRACTOR. Medicaid Enrollees made eligible for a retroactive period prior to the current month are not eligible for CONTRACTOR enrollment during the retroactive period.

     2.   PERIOD OF ENROLLMENT

          Each Enrollee will be enrolled for the period of the Contract or the period of Medicaid eligibility or until such person disenrolls or is disenrolled, whichever is earlier. Until the DEPARTMENT notifies the CONTRACTOR that an Enrollee is no longer Medicaid eligible, the CONTRACTOR may assume that the Enrollee continues to be eligible. Each Enrollee will be automatically re-enrolled at the end of each month unless that Enrollee notifies the DEPARTMENT's Health Program Representative of an intent not to re-enroll in the MCO prior to the benefit issuance date.

     3.   OPEN ENROLLMENT

          The CONTRACTOR will have a continuous open enrollment period that meets the requirements of Section 1301(d) of the Public Health Service Act. The DEPARTMENT will certify, and the CONTRACTOR agrees to accept individuals who are eligible to be enrolled in the MCO under the provisions of this Contract:

          a.   in the order in which they apply; and
          b.   without restrictions unless authorized by the DEPARTMENT.

     4.   NO HEALTH SCREENING

          The DEPARTMENT and the CONTRACTOR agree that no potential Enrollee will be pre-screened or selected by either party for enrollment on the basis of pre-existing health problems or on the basis of race, color, national origin, disability or age.

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


                                                                    Attachment B
                                                          Effective July 1, 2002

     5.   INDEPENDENT ENROLLMENT

          Each Medicaid eligible can be enrolled or disenrolled in the MCO, independent of any other Family Member's enrollment or disenrollment.

     6.   REPRESENTATIVE POPULATION

          The CONTRACTOR will service a population representative of the categories of eligibility within the area it serves.

     7.   ELIGIBILITY TRANSMISSION

          a.   IN GENERAL

               Before the close of business of each day, the DEPARTMENT will provide to the CONTRACTOR an Eligibility Transmission which is an electronic file that includes individuals which the DEPARTMENT certifies as Medicaid eligible and who enrolled in the MCO. Eligibility transmissions include new Enrollees, reinstated Enrollees, retroactive Enrollees, deleted Enrollees and Enrollees whose eligibility information results in a change to a critical field. The Eligibility Transmission will be in accordance with the Utah Health Information Network (UHIN) standard. The DEPARTMENT represents and warrants to the CONTRACTOR that the appearance of an individual's name on the Eligibility Transmission, other than a deleted Enrollee, will be conclusive evidence for purposes of this Contract, that such person is enrolled in the program and qualifies for medical assistance under Medicaid Title XIX.

          b.   NEW ENROLLEES

               New Enrollees are enrolled in this MCO until otherwise specified; these Enrollees will not appear on future transmissions unless there is a change in a critical field. Critical fields are coverage dates, recipient name, date of birth, date of death, sex, social security number, case information, address, telephone number, payment code, coordination of benefits, and the Enrollee's provider under the Restriction Program. Enrollees with a spenddown requirement will appear on the eligibility transmission on a month by month basis after the spenddown is met.

          c.   RETROACTIVE ENROLLEES

               Retroactive Enrollees are those who were Enrollees previous to the current month. Retroactive Enrollees include newborn Enrollees or Enrollees who have been reported in one payment category in a previous month but have been changed to a new payment category for that previous month.

          d.   REINSTATED ENROLLEES

               Reinstated Enrollees are those who were enrolled for the previous month and also closed at the end of the previous month. These Enrollees are eligible

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               retroactively to the beginning of the current month.

          e.   DELETED ENROLLEES

               Deleted Enrollees are those who are no longer eligible for Medicaid or who were disenrolled from the MCO.

          f.   ADVANCED NOTIFICATION TRANSMISSION

               An Advanced Notification Transmission is another electronic file (separate from the Eligibility Transmission) that will be sent to the CONTRACTOR when an individual has selected the MCO prior to becoming eligible for Medicaid. These individuals may or may not become eligible for Medicaid. Use of information about such individuals is restricted to providing the individual with an orientation to the MCO prior to the individual's eligibility for Medicaid. The CONTRACTOR is not required to orient individuals until they appear on the Eligibility Transmission.

     8.   CHANGE OF ENROLLMENT PROCEDURES

          The CONTRACTOR will be advised of anticipated changes in DEPARTMENT policies and procedures as they relate to the enrollment process and their comments will be solicited. The CONTRACTOR agrees to be bound by such changes in DEPARTMENT policies and procedures that are mutually agreed upon by the CONTRACTOR and the DEPARTMENT.

B.   MEMBER ORIENTATION

     1.   INITIAL CONTACT - GENERAL ORIENTATION

          The CONTRACTOR will make a good faith effort to ensure that each Enrollee or Enrollee's family or guardian receives the CONTRACTOR's member handbook. The CONTRACTOR representative will make a good faith effort, as evidenced in written or electronic records, to make an initial contact with the Enrollee within 10 working days after the CONTRACTOR has been notified through the Eligibility Transmission of the Enrollee's MCO enrollment. The initial contact will be in person or by telephone (or in writing, but only if reasonable attempts have been made to make the contact in person by telephone) and will inform the Enrollee of the MCO rules and policies. The CONTRACTOR must ensure that Enrollees are provided interpreters, Telecommunication Device for the Deaf (TDD), and other auxiliary aids to ensure that Enrollees understand their rights and responsibilities. During the initial contact the CONTRACTOR Representative will provide, at a minimum, the following information to the Enrollee or potential Enrollee appropriate to the Enrollee's eligibility (Traditional versus Non-Traditional Medicaid):

          a. specific written and oral instructions on the use of the CONTRACTOR's Covered Services and procedures;
          b. availability and accessibility of all Covered Services, including the availability of family planning services and that the Enrollee may obtain family planning

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               services from Medicaid providers other than providers affiliated with the CONTRACTOR;
          c. the client's rights and responsibilities as an Enrollee of the MCO, including the right to file a grievance and how to file a grievance;
          d.   the right to terminate enrollment with the MCO; and
          e.   encouragement to make a medical appointment with a provider.

     2.   IDENTIFICATION OF ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

          During the initial contact with each Enrollee, the CONTRACTOR representative will use a process that will identify children and adults with special health care needs. The CONTRACTOR representative will clearly describe to each Enrollee during the initial contact the process for requesting specialist care. When an Enrollee is identified as having special health care needs, the CONTRACTOR Representative will forward this information to a CONTRACTOR individual with knowledge of coordination of care and services necessary for such Enrollees. The CONTRACTOR individual with knowledge of coordination of care for Enrollees with special health care needs will make a good faith effort to contact Enrollees within ten working days after identification to begin coordination of health care needs, if necessary. The CONTRACTOR will not discriminate on the basis of health status or the need for health care services.

          The DEPARTMENT's Health Program Representatives are responsible to forward information, i.e., pink sheets identifying Enrollees with special health care needs and limited language proficiency needs to the CONTRACTOR in a timely way coinciding with the daily Eligibility Transmission as much as possible.

     3.   INABILITY TO CONTACT ENROLLEE FOR ORIENTATION

          If the CONTRACTOR's representative cannot contact the Enrollee within 10 working days or at all, the CONTRACTOR representative will document its efforts to contact the Enrollee.

     4.   ENROLLEES RECEIVING OUT-OF-PLAN CARE PRIOR TO ORIENTATION

          If the Enrollee receives Covered Services by an out-of-plan provider after the first day of the month in which the client's enrollment became effective, and if a CONTRACTOR orientation either in-person or by telephone (or in writing, but only if reasonable attempts have been made to make the contact in person or by telephone) has not taken place prior to receiving such services, the CONTRACTOR is responsible for payment of the services rendered provided the DEPARTMENT informs the CONTRACTOR by the 20th of any month prior to the month that MCO enrollment begins.

C.   MARKETING AND MEMBER EDUCATION

     1.   APPROVAL OF MARKETING MATERIALS

          The CONTRACTOR's marketing plans, procedures and materials will be accurate, and may not mislead, confuse, or defraud either Enrollees or the DEPARTMENT. All Medicaid marketing plans, procedures and materials will be reviewed and approved by

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          the DEPARTMENT in consultation with the Medical Care Advisory Committee for Marketing Review before implemented or released by the CONTRACTOR. The DEPARTMENT will notify the CONTRACTOR of its approval or disapproval, in writing, of such materials within ten working days after receiving them unless the DEPARTMENT and the CONTRACTOR agree to another time frame. If the DEPARTMENT does not respond within the agreed upon time frame, the CONTRACTOR shall deem such materials approved. Marketing materials will not be approved if the DEPARTMENT determines that the material is materially inaccurate or misleading or otherwise makes material misrepresentations. Health education materials and newsletters not specifically related to Enrollees do not need to be approved by the DEPARTMENT.

          a.   NO DOOR-TO-DOOR, TELEPHONIC, OR "COLD CALL" MARKETING

               The CONTRACTOR cannot, either directly or indirectly, conduct door-to-door, telephonic or "cold call" marketing of enrollment. These three marketing practices are prohibited whether conducted by the CONTRACTOR itself ("directly") or by an agent or independent contractor ("indirectly"). Cold call marketing is any unsolicited personal contact with a potential Enrollee by an employee or agent of a managed care entity for the purpose of influencing the individual to enroll with the CONTRACTOR's health plan. The CONTRACTOR may not entice a potential Enrollee to join its health plan by offering the sale of any other type of insurance as a bonus for enrollment. All other non-requested marketing approaches to Medicaid clients by the CONTRACTOR are also prohibited unless specifically approved in advance by the DEPARTMENT.

          b.   DISTRIBUTION OF MARKETING MATERIALS

               Marketing materials must be distributed to the entire Service
               Area.

     2.   ENROLLEE MATERIALS MUST BE COMPREHENSIBLE

          The CONTRACTOR will attempt to write all Enrollee and potential Enrollee information, instructional and educational materials, including member handbooks, at no greater than a sixth grade reading level. If the MCO has more than 5% of its Enrollees who speak a language other than English as a first language, the CONTRACTOR must make available written material (e.g. member handbooks, educational newsletters) in that language. Marketing materials must include a statement that the CONTRACTOR does not discriminate against any Enrollee on the basis of race, color, national origin, disability, or age in admission, treatment, or participation in its programs, services and activities. In addition, the materials must include the phone number of the nondiscrimination coordinator for Enrollees to call if they have questions about the nondiscrimination policy or desire to file a complaint or grievance alleging violations of the nondiscrimination policy.

     3.   MEMBER HANDBOOK

          The CONTRACTOR will produce a member handbook that must be submitted to the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          DEPARTMENT for review and approval before distribution. The DEPARTMENT will notify the CONTRACTOR in writing of its approval or disapproval within ten working days after receiving the member handbook unless the DEPARTMENT and CONTRACTOR agree to another time frame. If the DEPARTMENT does not respond within the agreed upon time frame, the CONTRACTOR may deem such materials are approved. If there are changes to the content of the material in the handbook, the CONTRACTOR must update the member handbook and submit a draft to the DEPARTMENT for review and approval before distribution to its Enrollees. At a minimum, the member handbook must explain in clear terms the following information:

          a. The scope of benefits provided by the CONTRACTOR delineating Traditional versus Non-Traditional Medicaid scopes of service;
          b. Instructions on where and how to obtain Covered Services, including referral requirements;
          c. Instructions on what to do in an emergency or urgent medical situation, including emergency numbers;
          d.   Enrollee options on obtaining family planning services;
          e.   Instructions on how to choose a PCP and how to change PCPs;
          f. Description on Enrollee cost-sharing requirements (if applicable);
          g.   Toll-free telephone number;
          h.   Description of Member Services function;
          i.   How to register a complaint or grievance;
          j.   Information on Advance Directives;
          k.   Services covered by Medicaid, but not covered by the CONTRACTOR;
          1.   Clients' rights and responsibilities;
          m. A statement that the CONTRACTOR does not discriminate against any Enrollee on the basis of race, color, national origin, disability, or age in admission, treatment, or participation in its programs, services and activities; and
          n. The phone number of the nondiscrimination coordinator for Enrollees to call if they have questions about the nondiscrimination policy or desire to file a complaint or grievance alleging violations of the nondiscrimination policy.

     4.   NOTIFICATION TO ENROLLEES OF POLICIES AND PROCEDURES

          a.   CHANGES TO POLICIES AND PROCEDURES

               The CONTRACTOR must periodically notify Enrollees, in writing, of changes to its plan such as changes to its policies or procedures either through a newsletter or other means.

          b.   ANNUAL EDUCATION ON EMERGENCY CARE AND GRIEVANCE PROCEDURES

               The CONTRACTOR must annually reinforce, in writing, to Enrollees how to access emergency and urgent services and how to register a complaint or grievance.

     5.   MONTHLY NOTIFICATION TO DEPARTMENT OF CHANGES IN PROVIDER NETWORK

          The CONTRACTOR must notify the DEPARTMENT at least monthly of changes in its

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          provider network so that the DEPARTMENT can ensure its listing of providers is accurate.

D.   DISENROLLMENT BY ENROLLEE

     1.   ENROLLEE's RIGHT TO DISENROLL

          Enrollees will have the right to disenroll from this MCO at any time with or without cause. The disenrollment will be effective once the DEPARTMENT has been notified by the Enrollee and the DEPARTMENT issues a new Medicaid card and the disenrollment is indicated on the Eligibility Transmission.

     2.   ENROLLEES IN AN INPATIENT HOSPITAL SETTING

          The DEPARTMENT agrees that if a new Enrollee is a patient in an inpatient hospital setting on the date the new Enrollee's name appears on the CONTRACTOR Eligibility Transmission, the obligation of the CONTRACTOR to provide Covered Services to such person will commence following discharge. If an Enrollee is a patient in an inpatient hospital setting on the date that his or her name appears as a deleted Enrollee on the CONTRACTOR Eligibility Transmission or he or she is otherwise disenrolled under this Contract, the CONTRACTOR will remain financially responsible for such care until discharge.

     3.   ANNUAL STUDY OF ENROLLEES WHO DISENROLLED

          Annually, the DEPARTMENT and CONTRACTOR will work cooperatively to conduct an analysis of Enrollees who have voluntarily disenrolled from this MCO. The results of the analysis will include explanations of patterns of disenrollments and strategies or a corrective action plan to address unusual rates or patterns of disenrollment. The DEPARTMENT will inform the CONTRACTOR of such disenrollments.

E.   DISENROLLMENT BY CONTRACTOR

     1.   CANNOT DISENROLL FOR ADVERSE CHANGE IN ENROLLEE's HEALTH

          The CONTRACTOR may not terminate enrollment because of an adverse change in the Enrollee's health.

     2.   VALID REASONS FOR DISENROLLMENT

          The CONTRACTOR may initiate disenrollment of any Enrollee's participation in the MCO upon one or more of the following grounds:

          a. For reasons specifically identified in the CONTRACTOR's member handbook.
          b. When the Enrollee ceases to be eligible for medical assistance under the State Plan, in accordance with Title 42 USCA, 1396, et. seq., and as finally determined by the DEPARTMENT.
          c.   Upon termination or expiration of the Contract.
          d.   Death of the Enrollee.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          e. Confinement of the Enrollee in an institution when confinement is not a Covered Service under this Contract.
          f. Violation of enrollment requirements developed by the CONTRACTOR and approved by the DEPARTMENT but only after the CONTRACTOR and/or the Enrollee has exhausted the CONTRACTOR's applicable internal grievance procedure.

     3.   APPROVAL BY DEPARTMENT REQUIRED

          To initiate disenrollment of an Enrollee's participation with this MCO, the CONTRACTOR will provide the DEPARTMENT with documentation justifying the proposed disenrollment. The DEPARTMENT will approve or deny the disenrollment request in writing within thirty (30) days of receipt of the request. Failure by the DEPARTMENT to deny a disenrollment request within such thirty (30) day period will constitute approval of such disenrollment requests.

     4.   ENROLLEE's RIGHT TO FILE A GRIEVANCE

          If the DEPARTMENT approves the CONTRACTOR's disenrollment request, the CONTRACTOR will give the Enrollee thirty (30) days written notice of the proposed disenrollment, and will notify the Enrollee of his or her opportunity to invoke the internal grievance procedure and appeals process for a fair hearing. The CONTRACTOR will give a copy of the written notice to the DEPARTMENT at the time the notice is sent to the Enrollee.

     5.   REFUSAL OF RE-ENROLLMENT

          If a person is disenrolled because of violation of responsibilities included in the CONTRACTOR's member handbook, the CONTRACTOR may refuse re-enrollment of that Enrollee.

F.   ENROLLEE TRANSITION BETWEEN MCOs

     1.   MUST ACCEPT PRE-ENROLLMENT PRIOR AUTHORIZATIONS

          For Covered Services other than inpatient, home health services, and medical equipment, if authorization has been given for a Covered Service and an enrollee transitions between MCOs prior to the delivery of such Covered Service, the receiving MCO shall be bound by the relinquishing MCO's prior authorization until the receiving MCO has evaluated the medical necessity of the service and agrees with the relinquishing MCO's prior authorization or has made a different determination. (See Article IV, Benefits, Section F, Clarification of Payment Responsibilities, Subsection 5, for inpatient, home health services, and medical equipment explanations.)

     2.   MUST PROVIDE MEDICAL RECORDS TO ENROLLEE's NEW MCO

          When enrollees are transitioned between MCOs the relinquishing MCO's provider will submit, upon request of the new MCO's provider, any critical medical information about the transitioning enrollee prior to the transition including, but not limited to, whether the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          member is hospitalized, pregnant, involved in the process of organ transplantation, scheduled for surgery or post-surgical follow-up on a date subsequent to transition, scheduled for prior-authorized procedures or therapies on a date subsequent to transition, receiving dialysis or is chronically ill (e.g. diabetic, hemophilic, HIV positive).

G.   ENROLLEE TRANSITION FROM FEE-FOR-SERVICE TO MCO OR FROM MCO TO
     FEE-FOR-SERVICE

     1.   CONTRACTOR MUST ACCEPT PRE-ENROLLMENT PRIOR AUTHORIZATIONS

          For Covered Services other than inpatient, home health services, and medical equipment, if authorization has been given for a Covered Service and a Medicaid client transitions from Medicaid fee-for-service to enrollment with the CONTRACTOR's health plan prior to the delivery of such Covered Service, the CONTRACTOR shall be bound by the DEPARTMENT's fee-for-service prior authorization until the CONTRACTOR has evaluated the medical necessity of the service and agrees with the DEPARTMENT's fee-for-service prior authorization or has made a different determination. (See Article IV, Benefits, Section F, Clarification of Payment Responsibilities, Subsection 5, for inpatient, home health services, and medical equipment explanations.)

     2.   DEPARTMENT MUST ACCEPT CONTRACTOR's PRIOR AUTHORIZATION

          For Covered Services other than inpatient, home health services, and medical equipment, if authorization has been given for a Covered Service and an Enrollee transitions to Medicaid fee-for-service prior to the delivery of such Covered Service, the DEPARTMENT shall be bound by the CONTRACTOR's prior authorization until the DEPARTMENT has evaluated the medical necessity of the service and agrees with the CONTRACTOR's fee-for-service prior authorization or has made a different determination. (See Article IV, Benefits, Section F, Clarification of Payment Responsibilities, Subsection 5, for inpatient, home health services, and medical equipment explanations.)

     3.   MUST PROVIDE MEDICAL RECORDS TO ENROLLEE's MCO OR TO THE DEPARTMENT

          When enrollees are transitioned from MCO to fee-for-service or from fee-for-service to MCO, the relinquishing entity (MCO or DEPARTMENT) will submit, upon request of the new entity, any critical medical information about the transitioning Medicaid client prior to the transition including, but not limited to, whether the member is hospitalized, pregnant, involved in the process of organ transplantation, scheduled for surgery or post-surgical follow-up on a date subsequent to transition, scheduled for prior-authorized procedures or therapies on a date subsequent to transition, receiving dialysis or is chronically ill (e.g. diabetic, hemophilic, HIV positive).

                              ARTICLE IV - BENEFITS

A.   IN GENERAL

     The CONTRACTOR will provide to Enrollees under this Contract, directly or through arrangements with subcontractors, all Medically Necessary Covered Services described in

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     Attachment C as promptly and continuously as is consistent with generally accepted standards of medical practice. The subcontractors will follow generally accepted standards of medical care in diagnosing Enrollees who request services from the CONTRACTOR.

B.   PROVIDER SERVICES FUNCTION

     The CONTRACTOR must operate a Provider Services function during regular business hours. At a minimum, Provider Services staff must be responsible for the following:

     1. Training, including ongoing training, of the CONTRACTOR's providers on Medicaid rules and regulations that will enable providers to appropriately render services to Enrollees;
     2. Assisting providers to verify whether an individual is enrolled with the MCO;
     3.   Assisting providers with prior authorization and referral protocols;
     4.   Assisting providers with claims payment procedures;
     5. Fielding and responding to provider questions and complaints and grievances.

C.   SCOPE OF SERVICES

     1.   RESPONSIBLE FOR ALL BENEFITS IN ATTACHMENT C (COVERED SERVICES)

          Except as otherwise provided for cases of Emergency Services, the CONTRACTOR has the exclusive right and responsibility to arrange for all benefits listed in Attachment C. The CONTRACTOR is responsible for payment of Emergency Services 24 hours a day and 7 days a week whether the service was provided by a network or out-of-network provider and whether the service was provided in or out of the CONTRACTOR's Service Area.

     2.   CHANGES TO BENEFITS

          Amendments, revisions, or additions to the State Plan or to State or Federal regulations, guidelines, or policies and court or administrative orders will, insofar as they affect the scope or nature of benefits available to Enrollees, be amendments to the Covered Services under Attachment C. The DEPARTMENT will notify the CONTRACTOR, in writing, of any such changes and their effective date. Rate adjustments, when appropriate, will be negotiated between the DEPARTMENT and the CONTRACTOR.

     3.   MEDICAL NECESSITY DENIALS

          When the CONTRACTOR determines that a service will not be covered due to the lack of medical necessity, the CONTRACTOR must send all documentation supporting their decision to the DEPARTMENT for its review before the CONTRACTOR's determination is deemed final, when the following conditions are met:

          a. there are no established national standards for determining medical necessity and
          b. the DEPARTMENT does not have medical necessity criteria for the service.

          The  DEPARTMENT will review the documentation and determine what the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          DEPARTMENT's decision would be regarding coverage for the service. The DEPARTMENT and the CONTRACTOR will work collaboratively in making a final decision on whether the service is to be covered by the CONTRACTOR.

D.   SUBCONTRACTS

     1.   NO DISCRIMINATION BASED ON LICENSE OR CERTIFICATION

          The CONTRACTOR shall not discriminate against providers with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of that provider's license or certification under applicable State law solely on the basis of the provider's license or certification.

     2.   ANY COVERED SERVICE MAY BE SUBCONTRACTED.

          Any Covered Service may be subcontracted. All subcontracts will be in writing and will include the general requirements of this Contract that are appropriate to the service or activity including confidentiality requirements and will assure that all duties of the CONTRACTOR under this Contract are performed. No subcontract terminates the legal responsibility of the CONTRACTOR to the DEPARTMENT to assure that all activities under this Contract are carried out. The CONTRACTOR will make all subcontracts available upon request.

     3.   NO PROVISIONS TO REDUCE OR LIMIT MEDICALLY NECESSARY SERVICES

          The CONTRACTOR will ensure that subcontractors abide by the requirements of Section 1128(b) of the Social Security Act prohibiting the CONTRACTOR and other such providers from making payments directly or indirectly to a physician or other provider as an inducement to reduce or limit Medically Necessary services provided to Enrollees.

     4.   REQUIREMENT OF 60 DAYS WRITTEN NOTICE PRIOR TO TERMINATION OF CONTRACT

          All subcontracts and agreements will include a provision stating that if either party (the subcontractor or CONTRACTOR) wishes to terminate the subcontract or agreement, whichever party initiates the termination will give the other party written notice of termination at least 60 calendar days prior to the effective termination date. The CONTRACTOR will notify the DEPARTMENT of the termination on the same day that the CONTRACTOR either initiates termination or receives the notice of termination from the subcontractor.

     5.   COMPLIANCE WITH CONTRACTOR's QUALITY ASSURANCE PLAN

          All of the CONTRACTOR's providers must be aware of the CONTRACTOR's Quality Assurance Plan and activities. All subcontracts with the CONTRACTOR must include a requirement securing cooperation with the CONTRACTOR's Quality Assurance Plan and activities and must allow the CONTRACTOR access to the subcontractor's medical records of its Enrollees.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     6.   UNIQUE IDENTIFIER REQUIRED

          All physicians who provide services under this Contract must have a unique identifier in accordance with the system established under section 1173(b) of the Social Security Act and in accordance with the Health Insurance Portability and Accountability Act.

     7.   PAYMENT OF PROVIDER CLAIMS

          The CONTRACTOR must pay its providers on a timely basis consistent with the claims payment procedures described in section 1902(a)(37)(A) of the Social Security Act and the implementing Federal regulation at 42 CFR 447.45, unless the provider and CONTRACTOR agree to an alternate payment schedule. The Contractor must ensure that 90 percent of claims for payment (for which no further written information or substantiation is required in order to make payment) made for Covered Services and furnished by its providers are paid within 30 days of receipt of such claims and that 99 percent of such claims are paid within 90 days of the date of receipt of such claims.

     8.   FEDERALLY QUALIFIED HEALTH CENTERS (FQHCs)

          If the CONTRACTOR enters into a subcontract with a Federally Qualified Health Center (FQHC), the CONTRACTOR will reimburse the FQHC an amount not less than what the CONTRACTOR pays comparable providers that are not FQHCs.

E.   CLARIFICATION OF COVERED SERVICES

     1.   EMERGENCY SERVICES

          a.   IN GENERAL

               The CONTRACTOR must provide coverage for Emergency Services without regard to prior authorizations or the emergency care provider's contractual relationship with the CONTRACTOR. The CONTRACTOR must inform their Enrollees that access to Emergency Services is not restricted and that if an Enrollee experiences a medical emergency, he or she may obtain services from a non-plan physician or other qualified provider, without penalty. However, the CONTRACTOR may require the Enrollee to notify the CONTRACTOR within a specified time after the Enrollee's condition is stabilized, and may require the Enrollee to obtain prior authorization for any follow-up care delivered pursuant to the emergency. The CONTRACTOR must comply with Medicare guidelines for post-stabilization of care.

               The CONTRACTOR must pay for services where the presenting symptoms are of sufficient severity that a person with average knowledge of health and medicine would reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or, with respect to a pregnant woman, the health of a woman or her unborn child) in serious jeopardy; serious impairment to bodily functions; or serious dysfunction of any bodily organ or part.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               The CONTRACTOR may not retroactively deny a claim for an emergency screening examination because the condition, which appeared to be an emergency medical condition under the prudent layperson standard, turned out to be non-emergency in nature.

          b.   DETERMINING LIABILITY FOR EMERGENCY SERVICES

               1)   Presence of a clinical emergency

                    If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition exists, the CONTRACTOR must pay for both the services involved in the screening examination and the services required to stabilize the Enrollee.

               2) Emergency services continue until the Enrollee can be safely discharged or transferred

                    The CONTRACTOR must pay for all Emergency Services that are Medically Necessary until the clinical emergency is stabilized. This includes all treatment that may be necessary to assure, within reasonable medical probability, that no material deterioration of the Enrollee's condition is likely to result from, or occur during, discharge of the Enrollee or transfer of the Enrollee to another facility. If there is a disagreement between a hospital and the CONTRACTOR concerning whether the Enrollee is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgement of the attending physician(s) actually caring for the Enrollee at the treating facility prevails and is binding on the CONTRACTOR. The CONTRACTOR may establish arrangements with hospitals whereby the CONTRACTOR may send one of its own physicians with appropriate ER privileges to assume the attending physician's responsibilities to stabilize, treat, and transfer the Enrollee.

               3)   Absence of a clinical emergency

                    If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition did not exist, then the determining factor for payment liability should be whether the Enrollee had acute symptoms of sufficient severity at the time of presentation. In these cases, the CONTRACTOR must review the presenting symptoms of the Enrollee and must pay for all services involved in the screening examination where the presenting symptoms (including severe pain) were of sufficient severity to have warranted emergency attention under the prudent layperson standard.

               4)   Referrals

                    When an Enrollee's Primary Care Physician or other plan representative instructs the Enrollee to seek emergency care in or out of network, the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

                    CONTRACTOR is responsible for payment of the medical screening examination and for other Medically Necessary Emergency Services, without regard to whether the Enrollee meets the prudent layperson standard.

     2.   CARE PROVIDED IN SKILLED NURSING FACILITIES

          a.   IN GENERAL: STAYS LASTING 30 DAYS OR LESS

               The CONTRACTOR may provide long term care for Enrollees in skilled nursing facilities and then reimburse such facilities when the plan of care includes a prognosis of recovery and discharge within 30 days. It is the responsibility of a CONTRACTOR physician to make the determination if the patient will require the services of a nursing facility for fewer or greater than 30 days.

          b.   PROCESS FOR STAYS LONGER THAN 30 DAYS

               When the prognosis of an Enrollee indicates that long term care greater than 30 days will be required, the following process will occur:

               1) The CONTRACTOR will notify the Enrollee, hospital discharge planner, and nursing facility that the CONTRACTOR will not be responsible for the services provided for the Enrollee during the stay at the skilled nursing facility.

               2) The CONTRACTOR will notify the DHCF, Bureau of Managed Health Care (BMHC) of this determination and the BMHC will change the status of the Enrollee to fee-for-service.

          c.   PROCESS FOR STAYS LESS THAN 30 DAYS

               When the prognosis of skilled nursing facility services is anticipated to be less than 30 days, but during the 30-day period the CONTRACTOR determines that the Enrollee will require skilled nursing facility services for greater than 30 days, the following process will be in effect:

               1) The CONTRACTOR will notify the nursing facility that a determination has been made that the Enrollee will require services for more than 30 days.

               2) The CONTRACTOR will notify the DHCF, Bureau of Managed Health Care, of the determination that the Enrollee will require services in a nursing facility for more than 30 days.

               3) The CONTRACTOR will be responsible for payment for three working days after the CONTRACTOR has notified the nursing facility that skilled nursing care will be required for more than 30 days.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     3.   ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

          a.   IN GENERAL

               The CONTRACTOR will ensure there is access to all Medically Necessary Covered Services to meet the health needs of Enrollees with special health care needs. Individuals with special health care needs are those who have or are at increased risk for chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond that required by adults and children generally.

          b.   IDENTIFICATION

               The CONTRACTOR will identify Enrollees with special health care needs using a process at the initial contact made by the CONTRACTOR Representative to educate the client and will offer the client care coordination or case management services. Care coordination services are services to assist the client in obtaining Medically Necessary Covered Services from the CONTRACTOR or another entity if the medical service is not covered under the Contract.

          c.   CHOOSING A PRIMARY CARE PROVIDER

               The CONTRACTOR will have a mechanism to inform care givers and, when appropriate, Enrollees with special health care needs about primary care providers who have training in caring for such Enrollees so that an informed selection of a provider can be made. The CONTRACTOR will have primary care providers with skills and experience to meet the needs of Enrollees with special health care needs. The CONTRACTOR will allow an appropriate specialist to be the primary care provider but only if the specialist has the skills to monitor the Enrollee's preventive and primary care services.

          d.   REFERRALS AND ACCESS TO SPECIALTY PROVIDERS

               The CONTRACTOR will ensure there is access to appropriate specialty providers to provide Medically Necessary Covered Services for adults and children with special health care needs. If the CONTRACTOR does not employ or contract with a specialty provider to treat a special health care condition at the time the Enrollee needs such Covered Services, the CONTRACTOR will have a process to allow the Enrollee to receive Covered Services from a qualified specialist who may not be affiliated with the CONTRACTOR. The CONTRACTOR will reimburse the specialist for such care at no less than Medicaid's rate for the service when the service is rendered. The process for requesting specialist's care will be clearly described by the CONTRACTOR and explained to each Enrollee during the initial contact with the Enrollee.

               If the CONTRACTOR restricts the number of referrals to specialists, the CONTRACTOR will not penalize those providers who make such referrals for Enrollees with special health care needs.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          e.   SURVEY OF ENROLLEES WITH SPECIAL HEALTH CARE NEEDS

               At least every two years, the CONTRACTOR in conjunction with the DEPARTMENT will survey a sample of Enrollees with special health care needs using a national consumer assessment questionnaire, to evaluate their perceptions of services they have received. The survey process, including the survey instrument, will be standardized and developed collaboratively between the DEPARTMENT and all contracting MCOs. The DEPARTMENT will analyze the results of the surveys. The results and analysis of the surveys will be reviewed by the CONTRACTOR's quality assurance committee for action.

          f.   COLLABORATION WITH OTHER PROGRAMS

               If the individual with special health care needs is enrolled in the Prepaid Mental Health Plan or is enrolled in any of the Medicaid home and community-based waiver programs and is receiving case management services through that program, or is covered by one of the other Medicaid targeted case management programs, the CONTRACTOR care coordinator will collaborate with the appropriate program person, i.e., the targeted case manager, etc., for that program once the program person has contacted the CONTRACTOR care coordinator. When necessary, the CONTRACTOR care coordinator will make an effort to contact the program person of those Enrollees who have medical needs that require such coordination.

               The CONTRACTOR must coordinate health care needs for children with special health care needs with the services of other agencies (e.g., mental and substance abuse, public health departments, transportation, home and community based care, developmental disabilities, Title V, local schools, IDA programs, and child welfare), and with families, caregivers, and advocates.

          g.   REQUIRED ELEMENTS OF A CASE MANAGEMENT SYSTEM

               A case management system includes but is not limited to:

               1) procedures and the capacity to implement the provision of individual needs assessment including the screening for special needs (e.g. mental health, high risk health problems, functional problems, language or comprehension barriers); the development of an individual treatment plan as necessary based on the needs assessment; the establishment of treatment objectives, treatment follow-up, the monitoring of outcomes, and a process to ensure that treatment plans are revised as necessary. These procedures will be designed to accommodate the specific cultural and linguistic needs of the Enrollee;

               2) procedures designed to address those Enrollees, including children with special health care needs, who may require services from multiple providers, facilities and agencies and require complex coordination of benefits and services, including social services and other community resources;

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               3) a strategy to ensure that all Enrollees and/or authorized Family Members or guardians are involved in treatment planning and consent to the medical treatment;

               4) procedures and criteria for making referrals and coordinating care by specialists and sub-specialists that will promote continuity as well as cost-effectiveness of care; and

               5) procedures to provide continuity of care for new Enrollees to prevent disruption in the provision of Covered Services that include, but are not limited to, appropriate case management staff able to evaluate and handle individual case transition and care planning, internal mechanisms to evaluate plan networks and special case needs.

          h.   HOSPICE

               If an Enrollee is receiving hospice services at the time of enrollment in the MCO or if the Enrollee is already enrolled in the MCO and has less than six months to live, the Enrollee will be offered hospice services or the continuation of hospice services if he or she is already receiving such services prior to enrollment in the MCO.

     4.   INPATIENT HOSPITAL SERVICES

          If a CONTRACTOR's provider admits an Enrollee for inpatient hospital care, the CONTRACTOR has the responsibility for all services needed by the Enrollee during the hospital stay that are ordered by the CONTRACTOR's provider. Needed services include but are not limited to diagnostic tests, pharmacy, and physician services, including services provided by psychiatrists. If diagnostic tests conducted during the inpatient stay reveal that the Enrollee's condition is outside the scope of the CONTRACTOR's responsibility, the CONTRACTOR remains responsible for the Enrollee until the Enrollee is discharged or until responsibility is transferred to another appropriate entity and the entity agrees to take financial responsibility, including negotiating a payment for services. If the Enrollee is discharged and needs further services, the admitting CONTRACTOR will coordinate with the other appropriate entity to ensure continued care is provided. The CONTRACTOR and appropriate entity will work cooperatively in the best interest of the Enrollee. The appropriate entity includes, but is not limited to, a Prepaid Mental Health Plan or another MCO.

     5.   MATERNITY STAYS

          a.   THE NEWBORNS' AND MOTHERS' HEALTH PROTECTION ACT (NMHPA)

               The CONTRACTOR must meet the requirements of the Newborns' and Mothers' Health Protection Act (NMHPA). The CONTRACTOR must record early discharge information for monitoring, quality, and improvement purposes. The CONTRACTOR will ensure that coverage is provided with respect to a mother who is an Enrollee and her newborn child for a minimum of 48 hours of inpatient care following a normal vaginal delivery, and a minimum of 96 hours

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                                  Page 20 of 54

                                                                    Attachment B
                                                          Effective July 1, 2002

               of inpatient care following a caesarean section, without requiring the attending provider to obtain authorization from the CONTRACTOR in order to keep a mother and her newborn child in the inpatient setting for such period of time.

          b.   EARLY DISCHARGES

               Notwithstanding the prior sentence, the CONTRACTOR will not be required to provide coverage for post-delivery inpatient care for a mother who is an Enrollee and her newborn child during such period of time if (1) a decision to discharge the mother and her newborn child prior to the expiration of such period is made by the attending provider in consultation with the mother; and (2) the CONTRACTOR provides coverage for timely post-delivery follow-up care.

          c.   POST-DELIVERY CARE

               Post-delivery care will be provided to a mother and her newborn child by a registered nurse, physician, nurse practitioner, nurse midwife or physician assistant experienced in maternal and child health in (1) the home, a provider's office, a hospital, a federally qualified health center, a federally qualified rural health clinic, or a State health department maternity clinic; or
               (2) another setting determined appropriate under regulations promulgated by the Secretary of Health and Human Services, (including a birthing center or an intermediate care facility); except that such coverage will ensure that the mother has the option to be provided with such care in the home.

          d.   TIMELY POST-DELIVERY CARE

               "Timely post-delivery care" means health care that is provided
               (1) following the discharge of a mother and her newborn child from the inpatient setting; and (2) in a manner that meets the health needs of the mother and her newborn child, that provides for the appropriate monitoring of the conditions of the mother and child, and that occurs within the 24 to 72 hour period immediately following discharge.

     6.   CHILDREN IN CUSTODY OF THE DEPARTMENT OF HUMAN SERVICES

          a.   IN GENERAL

               The CONTRACTOR will work with the Division of Child and Family Services (DCFS) or the Division of Youth Corrections (DYC) in the Department of Human Services (DHS) to ensure systems are in place to meet the health needs of children in custody of the Department of Human Services. The CONTRACTOR will ensure these children receive timely access to appointments through coordination with DCFS or DYC. The CONTRACTOR must have available providers who have experience and training in abuse and neglect issues.

               The CONTRACTOR or its providers will make every reasonable effort to ensure that a child who is in custody of the Department of Human Services may

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               continue to use the provider with whom the child has an established professional relationship when the provider is part of the CONTRACTOR's network. The CONTRACTOR will facilitate timely appointments with the provider of record to ensure continuity of care for the child.

               While it is the CONTRACTOR's responsibility to ensure Enrollees who are children in the custody of DHS have access to needed services, DHS personnel are primarily responsible to assist children in custody in arranging for and getting to medical appointments and evaluations with the CONTRACTOR's network of providers. DHS staff are primarily responsible for contacting the CONTRACTOR to coordinate care for children in custody and informing the CONTRACTOR of the special health care needs of these Enrollees. The Fostering Healthy Children staff may assist the DHS staff in performing these functions by communicating with the CONTRACTOR.

          b.   SCHEDULE OF VISITS

               1)   Where physical and/or sexual abuse is suspected

                    In cases where the child protection worker suspects physical and/or sexual abuse, the CONTRACTOR will ensure that the child has access to an appropriate examination within 24 hours of notification that the child was removed from the home. If the CONTRACTOR cannot provide an appropriate examination, the CONTRACTOR will ensure the child has access to a provider who can provide an appropriate examination within the 24 hour period.

               2)   All other cases

                    In all other cases, the CONTRACTOR will ensure that the child has access to an initial health screening within five calendar days of notification that the child was removed from the home. The CONTRACTOR will ensure this exam identifies any health problems that might determine the selection of a suitable placement, or require immediate attention.

               3)   CHEC exams

                    In all cases, the CONTRACTOR will ensure that the child has access to a Child Health Evaluation and Care (CHEC) screening within 30 calendar days of notification that the child was removed from the home. Whenever possible, the CHEC screening should be completed within the five-day time frame. Additionally, the CONTRACTOR will ensure the child has access to a CHEC screening according to the CHEC periodicity schedule until age six, then annually thereafter.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     7.   ORGAN TRANSPLANTATIONS

          a.   IN GENERAL

               All organ transplantation services are the responsibility of the CONTRACTOR for all Enrollees in accordance with the criteria set forth in Rule R414-10A of the Utah Administrative Code, unless amended under the provisions of Attachment B, Article IV (Benefits), Section C, Subsection 3 of this Contract. The DEPARTMENT's criteria will be provided to the CONTRACTOR.

          b.   SPECIFIC ORGAN TRANSPLANTATIONS COVERED

               The following transplantations are covered for Enrollees under the Traditional Medicaid Plan as described in Rule R414-10A:
               Kidney, liver, cornea, bone marrow, stem cell, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, combination liver/kidney, multi visceral, and combination liver/small bowel. Transplantations for Enrollees under the Non-Traditional Medicaid Plan are limited to kidney, liver, cornea, bone marrow, stem cell, heart, and lung.

          c.   PSYCHOSOCIAL EVALUATION REQUIRED

               Enrollees who have applied for organ transplantations, except cornea or kidney, must undergo a comprehensive psycho-social evaluation by a board-certified or board-eligible psychiatrist. The evaluation must include a comprehensive history regarding substance abuse and compliance with medical treatment. In addition, the parent(s) or guardian(s) of Enrollees who are less than 18 years of age must undergo a psycho-social evaluation that includes a comprehensive history regarding substance abuse, and past and present compliance with medical treatment.

               If a request is made for a transplantation not listed above, the CONTRACTOR will contact the DEPARTMENT. Such requests will be addressed as set forth in R414-10A-23.

          d.   OUT-OF-STATE TRANSPLANTATIONS

               When the CONTRACTOR arranges the transplantation to be performed out-of-state, the CONTRACTOR is responsible for coverage of food, lodging, transportation and airfare expenses for the Enrollee and attendant. The CONTRACTOR will follow, at a minimum, the DEPARTMENT's criteria for coverage of food, lodging, transportation and airfare expenses.

     8.   MENTAL HEALTH SERVICES

          When an Enrollee presents with a possible mental health condition to his or her CONTRACTOR primary care physician, it is the responsibility of the primary care provider to determine whether the Enrollee should be referred to a psychologist, pediatric specialist, psychiatrist, neurologist, or other specialist. Mental health

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          conditions may be handled by the CONTRACTOR primary care provider and referred to the Enrollee's Prepaid Mental Health Plan when more specialized services are required for the Enrollee. CONTRACTOR primary care providers may seek consultation from the Prepaid Mental Health Plan when the primary care provider chooses to manage the Enrollee's symptoms.

          An independent panel comprised of specialists appropriate to the concern will be established by the DEPARTMENT with representatives from the CONTRACTOR and Prepaid Mental Health Plan to adjudicate disputes regarding which entity (the CONTRACTOR or Prepaid Mental Health Plan) is responsible for payment and/or treatment of a condition. The panel will be convened on a case-by-case basis. The CONTRACTOR and Prepaid Mental Health Plan will adhere to the final decision of the panel.

     9.   DEVELOPMENTAL AND ORGANIC DISORDERS

          a.   COVERED SERVICES FOR CHILD ENROLLEES THROUGH AGE 20

               1) The CONTRACTOR is responsible for all inpatient and physician outpatient Covered Services for child Enrollees with developmental (ICD-9 codes 299 through 299.8 and 317 through 319.9) or organic diagnoses (ICD-9 codes 290 through
                    294.9 and 310 through 310.9) including, but not limited to, diagnostic work-ups and other medical care such as medication management services related to the developmental or organic disorder.

               2) The CONTRACTOR is responsible for all psychological evaluations and testing including neuropsychological evaluations and testing for child Enrollees with developmental or organic disorders such as brain tumors, brain injuries, and seizure disorders.

          b.   COVERED SERVICES FOR ADULT ENROLLEES AGE 21 AND OLDER

               The CONTRACTOR is responsible for all inpatient and physician outpatient Covered Services for adult Enrollees with developmental (ICD-9 codes 299 through 299.8 and 317 through 319.9) and organic diagnoses (ICD-9 codes 290 through 294.9 and 310 through 310.9) including diagnostic work-ups and other medical care such as medication management services related to the developmental or organic disorder.

          c.   NON-COVERED SERVICES

               1) Psychological evaluations and testing including neuropsychological evaluations and testing for adult Enrollees is not the responsibility of the CONTRACTOR.

               2) Habilitative and behavioral management services are not the responsibility of the CONTRACTOR. If habilitative services are required, the Enrollee should be referred to the Division of Services for

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

                                                                    Attachment B
                                                          Effective July 1, 2002

                    People with Disabilities (DSPD), the school system, the Early Intervention Program, or similar support program or agency. The Enrollee should also be referred to DSPD for consideration of other benefits and programs that may be available through DSPD. Habilitative services are defined in
                    Section 1915(c)(5)(a) of the Social Security Act as "services designed to assist individuals in acquiring, retaining and improving the self-help, socialization and adaptive skills necessary to reside successfully in home and community based settings."

          d.   RESPONSIBILITY OF THE PREPAID MENTAL HEALTH PLAN

               The Prepaid Mental Health Plan is responsible for the treatment of the mental illness to individuals with both an organic and a psychiatric diagnosis or with both a developmental and a psychiatric diagnosis.

     10.  OUT-OF-STATE ACCESSORY SERVICES

          When the CONTRACTOR arranges a Covered Service to be performed out-of-state, the CONTRACTOR is responsible for coverage of airfare, food and lodging for the Enrollee and one attendant during the stay at the out-of-state facility. Ground transportation costs only from the airport to the hotel or hospital and back to the airport, one time only are also the responsibility of the CONTRACTOR. The CONTRACTOR will follow, at a minimum, the DEPARTMENT's criteria for coverage of food, lodging, transportation, and airfare expenses.

     11.  NON-CONTRACTOR PRIOR AUTHORIZATIONS

          a.   PRIOR AUTHORIZATIONS - GENERAL

               The CONTRACTOR shall honor prior authorizations for organ transplantations and any other ongoing services initiated by the DEPARTMENT while the Enrollee was covered under Medicaid fee-for-service until the Enrollee is evaluated by the CONTRACTOR and a new plan of care is established.

          b. WHEN THE CONTRACTOR HAS NOT AUTHORIZED THE SERVICE AND THE PROVIDER IS NOT A PARTICIPATING PROVIDER

               For services that require a prior authorization, the CONTRACTOR will pay the provider of the service at the Medicaid rate, if all of the following conditions are met:

               1) the servicing provider is not a participating provider under contract with the CONTRACTOR; and

               2) the DEPARTMENT issued a prior authorization for an Enrollee to the servicing provider; and

               3) the servicing provider has completed the CONTRACTOR's appeals process without resolution of the claim, and has requested a hearing with

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

                                                                    Attachment B
                                                          Effective July 1, 2002

                    the State Formal Hearings Unit requesting payment for the services rendered; and

               4) in the hearing process it is determined that the service rendered was a Medically Necessary service covered under this Contract, and that the CONTRACTOR will be responsible for payment of the claim.

F.   CLARIFICATION OF PAYMENT RESPONSIBILITIES

     1. COVERED SERVICES RECEIVED OUTSIDE CONTRACTOR's NETWORK BUT PAID BY CONTRACTOR

          The CONTRACTOR will not be required to pay for Covered Services, defined in Attachment C, which the Enrollee receives from sources outside The CONTRACTOR's network, not arranged for and not authorized by the CONTRACTOR except as follows:

          a.   Emergency Services;
          b. Court ordered services that are Covered Services defined in Attachment C and which have been coordinated with the CONTRACTOR; or
          c. Cases where the Enrollee demonstrates that such services are Medically Necessary Covered Services and were unavailable from the CONTRACTOR.

     2.   PAYMENT TO NON-NETWORK PROVIDERS AND TO PROVIDERS OUT OF THE SERVICE
          AREA

          Payment by the CONTRACTOR to an out-of-network provider for emergency services and/or to a provider out of the Service Area for services that are approved for payment by the CONTRACTOR shall not exceed the lower of the following rates applicable at the time the services were rendered to an Enrollee, unless there is a negotiated arrangement:

          a.   The usual charges made to the general public by the provider;
          b.   The rate equal to the applicable Medicaid fee-for-service rate;
               or
          c.   The rate agreed to by the CONTRACTOR and the provider.

     3.   WHEN COVERED SERVICES ARE NOT THE CONTRACTOR's RESPONSIBILITY

          a. The CONTRACTOR is not responsible for payment when family planning services are obtained by an Enrollee from sources other than the CONTRACTOR.

          b. The CONTRACTOR will not be required to provide, arrange for, or pay for Covered Services to Enrollees whose illness or injury results directly from a catastrophic occurrence or disaster, including, but not limited to, earthquakes or acts of war. The effective date of excluding such Covered Services will be the date specified by the Federal Government or the State of Utah that a Federal or State emergency exists or disaster has occurred.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     4.   THE DEPARTMENT's RESPONSIBILITY

          Except as described in Attachment F (Rates and Rate-Related Terms) of this Contract, the DEPARTMENT will not be required to pay for any Covered Services under Attachment C which the Enrollee received from any sources outside the CONTRACTOR except for family planning services.

     5. COVERED SERVICES PROVIDED BY THE DEPARTMENT OF HEALTH, DIVISION OF COMMUNITY AND FAMILY HEALTH SERVICES

          For Enrollees who qualify for special services offered by or through the Department of Health, Division of Community and Family Health Services (DCFHS), the CONTRACTOR agrees to reimburse DCFHS at the standard Medicaid rate in effect at the time of service for one outpatient team evaluation and one follow-up visit for each Enrollee upon each instance that the Enrollee both becomes Medicaid eligible and selects the CONTRACTOR as its provider. The CONTRACTOR agrees to waive any prior authorization requirement for one outpatient team evaluation and one follow-up visit. The services provided in the outpatient team evaluation and follow-up visit for which the CONTRACTOR will reimburse DCFHS are limited to the services that the CONTRACTOR is otherwise obligated to provide under this Contract.

          If the CONTRACTOR desires a more detailed agreement for additional services to be provided by or through DCFHS for children with special health care needs, the CONTRACTOR may subcontract with DCFHS. The CONTRACTOR agrees that the subcontract with DCFHS will acknowledge and address the specific needs of DCFHS as a government provider.

     6. ENROLLEE TRANSITION BETWEEN MCOs, OR BETWEEN FEE-FOR-SERVICE AND CONTRACTOR

          a.   INPATIENT HOSPITAL

               When an Enrollee is in an inpatient hospital setting and selects another MCO or becomes fee-for-service anytime prior to discharge from the hospital, the CONTRACTOR is financially responsible for the entire hospital stay including all services related to the hospital stay, i.e. physician, etc. The MCO in which the individual is enrolled when discharged from the hospital is financially responsible for services provided during the remainder of the month when the individual was discharged. If such individual is fee-for-service when discharged from the hospital, the DEPARTMENT is financially responsible for the remainder of the month when the individual was discharged. If a Medicaid eligible is fee-for-service when admitted to the hospital and selects an MCO anytime prior to discharge from the hospital, the DEPARTMENT is financially responsible for the entire hospital stay including all services related to the hospital stay, i.e. physician, etc. The MCO in which the individual is enrolled when discharged from the hospital is financially responsible for services provided during the remainder of the month when the individual was discharged. When an Enrollee is in an inpatient hospital setting at the time the CONTRACTOR terminates this Contract and the Enrollee selects another MCO

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               anytime prior to discharge from the hospital, the receiving MCO is financially responsible for the hospital stay beginning 30 days after termination of the Contract.

          b.   HOME HEALTH SERVICES

               Medicaid clients who are under fee-for-service or are enrolled in an MCO other than this MCO and are receiving home health services from an agency not contracting with the CONTRACTOR will be transitioned to the CONTRACTOR's home health agency. The CONTRACTOR is responsible for payment, not to exceed Medicaid payment, for a period not to exceed seven calendar days, unless the CONTRACTOR and the home health agency agree to another time period in writing, after the CONTRACTOR notifies the non-participating home health agency of the change in status or the non-participating home health agency notifies the CONTRACTOR that services are being provided by its agency. The CONTRACTOR will assess the needs of the Enrollee at the time the CONTRACTOR provides the orientation to the Enrollee.

               The CONTRACTOR will include the Enrollee in developing the plan of care to be provided by the CONTRACTOR's home health agency before the transition is complete. The CONTRACTOR will address Enrollee's concerns regarding Covered Services provided by the CONTRACTOR's home health agency before the new plan of care is implemented.

          c.   MEDICAL EQUIPMENT

               When medical equipment is ordered for an Enrollee by the CONTRACTOR and the Enrollee enrolls in a different MCO or becomes fee-for-service before receiving the equipment, the CONTRACTOR is responsible for payment of such equipment. When medical equipment is ordered for a Medicaid eligible by the DEPARTMENT and the Enrollee selects an MCO, the DEPARTMENT is responsible for payment of such equipment. Medical equipment includes, but is not limited to, specialized wheelchairs or attachments, prostheses, and other equipment designed or modified for an individual client. Any attachments to the equipment, replacements, or new equipment is the responsibility of the MCO in which the client is enrolled at the time such equipment is ordered.

     7.   SURVEYS

          All surveys required under this Contract will be funded by the CONTRACTOR unless funded by another source such as the Utah Department of Health, Office of Health Care Statistics. The surveys must be conducted by an independent vendor mutually agreed upon by the DEPARTMENT and CONTRACTOR. The DEPARTMENT or designee will analyze the results of the surveys. Before publishing articles, data, reports, etc. related to surveys the DEPARTMENT will provide drafts of such material to the CONTRACTOR for review and feedback. The CONTRACTOR will not be responsible for the costs incurred for such publishing by the DEPARTMENT.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

                      ARTICLE V - ENROLLEE RIGHTS/SERVICES

A.   MEMBER SERVICES FUNCTION

     The CONTRACTOR must operate a Member Services function during regular business hours. Ongoing training, as necessary, shall be provided by the CONTRACTOR to ensure that the Member Services staff is conversant in the CONTRACTOR's policies and procedures as they relate to Enrollees. At a minimum, Member Services staff must be responsible for the following:

     1.   Explaining the CONTRACTOR's rules for obtaining services;

     2.   Assisting Enrollees to select or change primary care providers;

     3. Fielding and responding to Enrollee questions and complaints and grievances.

     The CONTRACTOR shall conduct ongoing assessment of its orientation staff to determine staff member's understanding of the MCO and its Medicaid managed care policies and provide training, as needed.

B.   ENROLLEE LIABILITY

     1.   The CONTRACTOR will not hold an Enrollee liable for the following:

          a.   The debts of the CONTRACTOR if it should become insolvent.

          b. Payment for services provided by the CONTRACTOR if the CONTRACTOR has not received payment from the DEPARTMENT for the services, or if the provider, under contract with the CONTRACTOR, fails to receive payment from the CONTRACTOR.

          c. The payments to providers that furnish Covered Services under a contract or other arrangement with the CONTRACTOR that are in excess of the amount that normally would be paid by the Enrollee if the service had been received directly from the CONTRACTOR.

C.   GENERAL INFORMATION TO BE PROVIDED TO ENROLLEES

     The CONTRACTOR will make the following information available to Enrollees and potential Enrollees on request:

     1. The identity, locations, qualification, and availability of participating providers (at a minimum, area of specialty, board certification, and any special areas of expertise must be available that would be helpful to individuals deciding whether to enroll with the CONTRACTOR);

     2.   The rights and responsibilities of Enrollees;

     3. The procedures available to Enrollees and providers to challenge or appeal the failure of

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          the CONTRACTOR to cover a services; and

     4. All items and services that are available to Enrollees that are covered either directly or through a method of referral or prior authorization.

D.   ACCESS

     1.   IN GENERAL

          The CONTRACTOR shall provide the DEPARTMENT and the Department of Health and Human Services, Centers for Medicare and Medicaid, adequate assurances that the CONTRACTOR, with respect to a service area, has the capacity to serve the expected enrollment in such service area, including assurances that the CONTRACTOR offers an appropriate range of services and access to preventive and primary care services for the population expected to enroll in such service area, and maintains a sufficient number, mix and geographic distribution of providers of services.

          The CONTRACTOR will provide services which are accessible to Enrollees and appropriate in terms of timeliness, amount, duration, and scope.

     2.   SPECIFIC PROVISIONS

          a. ELIMINATION OF ACCESS PROBLEMS CAUSED BY GEOGRAPHIC, CULTURAL AND LANGUAGE BARRIERS AND PHYSICAL DISABILITIES

               The CONTRACTOR will minimize, with a goal to eliminate, Enrollee's access problems due to geographic, cultural and language barriers, and physical disabilities. The CONTRACTOR will provide assistance to Enrollees who have communication impediments or impairments to facilitate proper diagnosis and treatment. The CONTRACTOR must guarantee equal access to services and benefits for all Enrollees by making available interpreters, Telecommunication Devices for the Deaf (TDD), and other auxiliary aids to all Enrollees as needed. The CONTRACTOR will accommodate Enrollees with physical and other disabilities in accordance with the American Disabilities Act of 1990 (ADA), as amended. If the CONTRACTOR's facilities are not accessible to Enrollees with physical disabilities, the CONTRACTOR will provide services in other accessible locations.

          b.   INTERPRETIVE SERVICES

               The CONTRACTOR will provide interpretive services for languages on an as needed basis. These requirements will extend to both in-person and telephone communications to ensure that Enrollees are able to communicate with the CONTRACTOR and CONTRACTOR's providers and receive Covered Services. Professional interpreters will be used when needed where technical, medical, or treatment information is to be discussed, or where use of a Family Member or friend as interpreter is inappropriate. A family member or friend may be used as an interpreter if this method is requested by the patient, and the use of such a

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               person would not compromise the effectiveness of services or violate the patient's confidentiality, and the patient is advised that a free interpreter is available.

          c.   CULTURAL COMPETENCE REQUIREMENTS

               The CONTRACTOR shall incorporate in its policies, administration, and delivery of services the values of honoring Enrollee's beliefs; being sensitive to cultural diversity; and promoting attitudes and interpersonal communication styles with staff and providers which respect Enrollees' cultural backgrounds. The CONTRACTOR must foster cultural competency among its providers. Culturally competent care is care given by a provider who can communicate with the Enrollee and provide care with sensitivity, understanding, and respect for the Enrollee's culture, background and beliefs. The CONTRACTOR shall strive to ensure its providers provide culturally sensitive services to Enrollees. These services shall include but are not limited to providing training to providers regarding how to promote the benefits of health care services as well as training about health care attitudes, beliefs, and practices that affect access to health care services.

          d.   NO RESTRICTIONS OF PROVIDER's ABILITY TO ADVISE AND COUNSEL

               The CONTRACTOR may not restrict a health care provider's ability to advise and counsel Enrollees about Medically Necessary treatment options. All contracting providers acting within his or her scope of practice, must be permitted to freely advise an Enrollee about his or her health status and discuss appropriate medical care or treatment for that condition or disease regardless of whether the care or treatment is a Covered Service.

          e.   WAITING TIME BENCHMARKS

               The CONTRACTOR will adopt benchmarks for waiting times for physician appointments as follows:

               Waiting Time for Appointments
               1)   Primary Care Providers:
                    .      within 30 days for routine, non-urgent appointments
                    .      within 60 days for school physicals
                    .      within 2 days for urgent, symptomatic, but not
                           life-threatening care (care that can be treated in the doctor's office)

               2)   Specialists:
                    .      within 30 days for non-urgent
                    .      within 2 days for urgent, symptomatic, but not
                           life-threatening care (care that can be treated in a doctor's office)

               These benchmarks do not apply to appointments for regularly scheduled visits to monitor a chronic medical condition if the schedule calls for visits less frequently than once every month.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

E.   CHOICE

     The CONTRACTOR must allow Enrollees the opportunity to select a participating Primary Care Provider. This excludes clients who are under the Restriction Program. If an Enrollee's Primary Care Provider ceases to participate in the CONTRACTOR's network, the CONTRACTOR must offer the Enrollee the opportunity to select a new Primary Care Provider.

F.   COORDINATION

     1.   IN GENERAL

          The CONTRACTOR will ensure access to a coordinated, comprehensive and continuous array of needed services through coordination with other appropriate entities. The CONTRACTOR's providers are not responsible for rendering waiver services.

     2.   PREPAID MENTAL HEALTH PLAN

          a. When an Enrollee is also enrolled in a Prepaid Mental Health Plan, the CONTRACTOR and Prepaid Mental Health Plan will share appropriate information regarding the Enrollee's health care to ensure coordination of physical and mental health care services.

          b. The CONTRACTOR will educate its subcontracted providers regarding an effective model of coordination such as the model developed by the PMHP/MCO Coordination of Care Committee. The CONTRACTOR will ensure its subcontracted providers coordinate the provision of physical health care services with mental health care services as appropriate.

          c. When an Enrollee is also enrolled in a Prepaid Mental Health Plan, the CONTRACTOR will not delay an Enrollee's access to needed services in disputes regarding responsibility for payment. Payment issues should be addressed only after needed services are rendered. As described in Attachment B, IV (Benefits), Section E (Clarification of Covered Services), Subsection 8 of this Contract, the independent panel established by the DEPARTMENT will assist in adjudicating such disputes when requested to do so by either party.

          d. Clients enrolled in the MCO and a Prepaid Mental Health Plan who due to a psychiatric condition require lab, radiology and similar outpatient services covered under this Contract, but prescribed by the Prepaid Mental Health Plan physician, will have access to such services in a timely fashion. The CONTRACTOR and Prepaid Mental Health Plan will reduce or eliminate unnecessary barriers that may delay the Enrollee's access to these critical services.

     3.   DOMESTIC VIOLENCE

          The CONTRACTOR will ensure that providers are knowledgeable about methods to detect domestic violence and about resources in the community to which they can refer patients.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     4.   RESTRICTION PCP

          The CONTRACTOR will ensure that Enrollees who are on the Restriction Program are linked to a primary care physician (PCP) who agrees to serve as a Restriction PCP. The Restriction PCP must agree to the following:

          a.   manage all of the Enrollee's medical care;

          b. educate the Enrollee regarding appropriate use of medical services;

          c. provide a referral to another physician when needed care is not within the PCP's field of expertise, or when for some other reason the care cannot be provided by the PCP;

          d. must be telephonically available 24 hours a day, seven days a week (or make certain a provider of comparable specialty is available) for urgent/emergent medical situations to assure the availability of prompt, quality, medical services and continuity of care;

          e. manage acute and/or chronic long term pain through a variety of services or treatment options including office calls, medication administration, physical therapy, counseling and mental health referral with emphasis on teaching Enrollees to manage their pain by adapting actions and behaviors;

          f. approve or deny drugs prescribed by other providers when contacted by the pharmacy to which the Enrollee is restricted;

          g. work with the Restriction pharmacy, specialists, dentists, etc. sharing pertinent information regarding the Enrollee; and

          h. provide information to the DEPARTMENT's Restriction staff that will help assess Restriction Enrollees' progress and that may include periodic written or telephonic evaluations when requested by the Restriction staff.

          If the Restricted Enrollee's PCP chooses to no longer serve as the Enrollee's PCP, the CONTRACTOR must assist the Enrollee in finding a new PCP and coordinate with the DEPARTMENT's Restriction staff.

          If a Restriction PCP ceases participation with the CONTRACTOR, the CONTRACTOR must communicate this immediately to the DEPARTMENT's Restriction staff. The CONTRACTOR must assist all affected Enrollees in finding a new PCP and notify the DEPARTMENT when the new PCP is selected.

G.   BILLING ENROLLEES

     1.   IN GENERAL

          Except as provided herein Attachment B. Article V (Enrollee Rights/Services), Section G (Billing Enrollees). subsection 2, no claim for payment will be made at any time by the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          CONTRACTOR or its providers to an Enrollee accepted by that provider as an Enrollee for any Covered Service. When a provider accepts an Enrollee as a patient he or she will look solely to the CONTRACTOR and any third party coverage for reimbursement. If the provider fails to receive payment from the CONTRACTOR, the Enrollee cannot be held responsible for these payments.

     2.   CIRCUMSTANCES WHEN AN ENROLLEE MAY BE BILLED

          An Enrollee may in certain circumstances be billed by the provider for non-Covered Services and/or for unpaid Medicaid co-payments or Medicaid co-insurance. A non-Covered Service is one that is not covered under this Contract, or includes special features or characteristics that are desired by the Enrollee, such as more expensive eyeglass frames, hearing aids, custom wheelchairs, etc., but do not meet the Medical Necessity criteria for amount, duration, and scope as set forth in the Utah State Plan. The DEPARTMENT will specify to the CONTRACTOR the extent of Covered Services and items under the Contract, as well as services not covered under the Contract but provided by Medicaid on a fee-for-service basis that would effect the CONTRACTOR's Covered Services. An Enrollee may be billed for a service not covered under this Contract and/or for unpaid Medicaid co-payment or co-insurance only when all of the following conditions are met:

          a. the provider has an established policy for billing all patients for services not covered by a third party and/or for billing all patients for unpaid co-payment or co-insurance (non-Covered Services cannot be billed only to Enrollees.);

          b. the provider has informed the Enrollee of its policy and the services and items that are not covered under this Contract and/or Medicaid co-payment or co insurance requirements and included this information in the Enrollee's member handbook;

          c. the provider has advised the Enrollee prior to rendering the service that the service is not covered under this Contract and/or that a Medicaid co-payment or co-insurance is required and that the Enrollee will be personally responsible for making payment; and

          d. in the case of non-Covered Services, the Enrollee agrees to be personally responsible for the payment of the non-Covered Service and an agreement is made in writing between the provider and the Enrollee which details the service and the amount to be paid by the Enrollee.

     3.   CONTRACTOR MAY NOT HOLD ENROLLEE's MEDICAID CARD

          The CONTRACTOR or its providers will not hold the Enrollee's Medicaid card as guarantee of payment by the Enrollee. nor may any other restrictions be placed upon the Enrollee.

     4.   CRIMINAL PENALTIES

          Criminal penalties shall be imposed on MCO providers as authorized under section

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          1128B(d)(1)of the Social Security Act if the provider knowingly and willfully charges an Enrollee at a rate other than those allowed under this Contract.

H.   SURVEY REQUIREMENTS

     Surveys will be conducted of the CONTRACTOR's Enrollees that will include questions about Enrollees' perceptions of access to and the quality of care received through the CONTRACTOR. The survey process, including the survey instrument, will be standardized and developed collaboratively among the DEPARTMENT and all contracting MCOs. The DEPARTMENT will analyze the results of the surveys. The CONTRACTOR's quality assurance committee will review the results of the surveys, identify areas needing improvement, outline action steps to follow up on findings, and inform (at a minimum), subcontractors, and member and provider services staff, when applicable.

     1.   GENERAL POPULATION SURVEY

          At least every two years, the CONTRACTOR in conjunction with the DEPARTMENT will survey a sample of its general population Enrollees; i.e., Enrollees who do not meet the definition of those with special health care needs.

     2.   SPECIAL NEEDS SURVEY

          At least every two years, the CONTRACTOR in conjunction with the DEPARTMENT will survey a sample of Enrollees with special health care needs.

                        ARTICLE VI - GRIEVANCE PROCEDURES

A.   IN GENERAL

     The CONTRACTOR will maintain a system for reviewing and adjudicating complaints and grievances by Enrollees and providers. The CONTRACTOR's complaint and grievance procedures must permit an Enrollee, or provider on behalf of an Enrollee, to challenge the denials of coverage of medical assistance or denials of payment for Covered Services. The CONTRACTOR will submit such grievance plans and procedures to the DEPARTMENT for approval prior to instituting or changing such procedures. Such procedures will provide for expeditious resolution of complaints and grievances by the CONTRACTOR's personnel who have authority to correct problems. The CONTRACTOR shall ensure that each Enrollee with limited English proficiency shall have the right to receive oral interpreter services without charge to the Enrollee at each stage of the CONTRACTOR's complaint and grievance process, including final determination. The CONTRACTOR shall separately track complaints and grievances that are related to Children with Special Health Care Needs and those related to Non-Traditional Medicaid Enrollees.

B.   NONDISCRIMINATION

     The CONTRACTOR shall designate a nondiscrimination coordinator who will 1) ensure the CONTRACTOR complies with Federal Laws and Regulations regarding nondiscrimination, and 2) take complaints and grievances from Enrollees alleging nondiscrimination violations based on

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     race, color, national origin, disability, or age. The nondiscrimination coordinator may also handle complaints regarding the violation of other civil rights (sex and religion) as other Federal laws and Regulations protect against these forms of discrimination. The CONTRACTOR will develop and implement a written method of administration to assure that the CONTRACTOR's programs, activities, services, and benefits are equally available to all persons without regard to race, color, national origin, disability, or age.

C.   MINIMUM REQUIREMENTS OF GRIEVANCE PROCEDURES

     At a minimum, the CONTRACTOR's complaint and grievance procedures must include

     1.   definitions of complaints and grievance;

     2. details of how, when, where and with whom an Enrollee or provider may file a grievance;

     3. assurances of the participation of individuals with authority to take corrective action;

     4. responsibilities of the various components and staff of the organization;

     5. a description of the process for timely review, prompt (45 days) resolution of complaints and grievances;

     6.   details of an appeal process; and

     7. a provision stating that during the pendency of any grievance procedure or an appeal of such grievances, the Enrollee will remain enrolled except as otherwise stated in this Contract.

D.   FINAL REVIEW BY DEPARTMENT

     When an Enrollee or provider has exhausted the CONTRACTOR's grievance process and a final decision has been made, the CONTRACTOR must provide written notification to the party who initiated the grievance of the grievance's outcome and explain in clear terms a detailed reason for the denial.

     The CONTRACTOR must provide notification to Enrollees and providers that the final decision of the CONTRACTOR may be appealed to the DEPARTMENT and will give to the Enrollee or provider the DEPARTMENT's form to request a formal hearing with the DEPARTMENT. The MCO must inform the Enrollee or provider the time frame for filing an appeal with the DEPARTMENT. The formal hearing with the DEPARTMENT is a de novo hearing. If the Enrollee or provider request a formal hearing with the DEPARTMENT, all parties to the formal hearing agree to be bound by the DEPARTMENT's decision until any judicial reviews are completed and are in the Enrollee's or provider's favor. Any decision made by the DEPARTMENT pursuant to the hearing shall be subject to appeal rights as provided by State and Federal laws and rules.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

                        ARTICLE VII - OTHER REQUIREMENTS

A.   COMPLIANCE WITH PUBLIC HEALTH SERVICE ACT

     The CONTRACTOR will comply with all requirements of Section 1301 to and including 1318 of the Public Health Service Act, as applicable. The CONTRACTOR will provide verification of such compliance to the DEPARTMENT upon the DEPARTMENT's request.

B.   COMPLIANCE WITH OBRA'90 PROVISION AND 42 CFR 434.28

     The CONTRACTOR will comply with the OBRA '90 provision which requires an MCO provide patients with information regarding their rights under State law to make decisions about their health care including the right to execute a living will or to grant power of attorney to another individual.

     The CONTRACTOR will comply with the requirements of 42 CFR 434.28 relating to maintaining written Advance Directives as outlined under Subpart I of
     489.100 through 489.102.

C.   FRAUD AND ABUSE REQUIREMENTS

     The CONTRACTOR must have a compliance program to identify and refer suspected fraud and abuse activities. The compliance program must outline the CONTRACTOR's internal processes for identifying fraud and abuse. The CONTRACTOR agrees to abide by Federal and/or State fraud and abuse requirements including, but not limited to, the following:

     1. Refer in writing to the DEPARTMENT all detected incidents of potential fraud or abuse on the part of providers of services to Enrollees or to other patients.

     2. Refer in writing to the DEPARTMENT all detected incidents of patient fraud or abuse involving Covered Services provided which are paid for in whole, or in part, by the DEPARTMENT.

     3. Refer in writing to the DEPARTMENT the names and Medicaid ID numbers of those Enrollees that the CONTRACTOR suspects of inappropriate utilization of services, and the nature of the suspected inappropriate utilization.

     4. Inform the DEPARTMENT in writing when a provider is removed from the CONTRACTOR's panel for reasons relating to suspected fraud, abuse or quality of care concerns.

     5. The CONTRACTOR may not employ or subcontract with any sanctioned provider. The DEPARTMENT shall notify the CONTRACTOR how to access information on providers sanctioned by Medicaid or Medicare. It is the responsibility of the CONTRACTOR to keep apprized of sanctioned providers. The CONTRACTOR may not employ or subcontract with any provider who is an ineligible entity as defined under the State Medicaid Manual Section 2086.16. This section is available upon request. The CONTRACTOR will attest that the entities listed below are not involved with the CONTRACTOR. Entities that must be excluded -

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          a. Entities that could be excluded under section 1128(b)(8) of the Social Security Act (the Act)~these are entities in which a person who is an officer, director, agent, or managing employee of the entity, or a person who has a direct or indirect ownership or control interest of 5% or more in the entity and has been convicted of the following crimes:

               1) any criminal offense related to the delivery of a Medicare or Medicaid item or service (see section 1128(a)(l) of the Act);
               2)   patient abuse (section 1128(a)(2));
               3)   fraud (1128(b)(l));
               4)   obstruction of an investigation (1128(b)(2)); or
               5)   offenses related to controlled substances (1128(b)(3)).

          b. Entities that have a direct or indirect substantial contractual relationship with an individual or entity listed in subsection "a" above-- a substantial contractual relationship is defined as any contractual relationship which provides for one or more of the following:

               1) the administration, management, or provision of medical services;
               2) the establishment of policies pertaining to the administration, management or provision of medical services; or
               3) the provision of operational support for the administration, management, or provision of medical services.

          c. Entities which employ, contract with, or contract through any individual or entity that is excluded from Medicaid participation under Section 1128 or Section 1128A of the Act, for the provision of health care, utilization review, medical social work or administration services.

D.   DISCLOSURE OF OWNERSHIP AND CONTROL INFORMATION

     The CONTRACTOR agrees to meet the requirements of 42 CFR 455, Subpart B related to disclosure by the CONTRACTOR of ownership and control information.

E.   SAFEGUARDING CONFIDENTIAL INFORMATION ON ENROLLEES

     The CONTRACTOR agrees that information about Enrollees is confidential information and agrees to safeguard all confidential information and conform to the requirements set forth in 42CFR, Part 431, Subpart F as well as all other applicable Federal and State confidentiality requirements. The CONTRACTOR must be in compliance with the privacy regulations issued under the Health Insurance Portability and Accountability Act (HIPAA) of 1996 when they go into effect.

F.   DISCLOSURE OF PROVIDER INCENTIVE PLANS

     The CONTRACTOR must submit to the DEPARTMENT information on its physician incentive plans as listed in 42 CFR 417.479(h)(l) and summarized in this
     Article VII, Section F, Subsections 1 through 5, by May 1 of each year. The CONTRACTOR must provide to the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

     DEPARTMENT the enrollee/disenrollee survey results when beneficiary surveys are required as specified in 42 CFR 417.479(g) and summarized in this
     Article VII, Section F, Subsection 7, by October 1 or three months after the end of the Contract year. The CONTRACTOR must submit to the DEPARTMENT information on capitation payments paid to primary care physicians as specified in 42 CFR 417.479(h)(l)(vi).

     Per 42 CFR 417.479(a), no specific payment may be made directly or indirectly under a physician incentive plan to a physician or physician group as an inducement to reduce or limit Medically Necessary services furnished to an Enrollee.

     The CONTRACTOR may operate a physician incentive plan only if the stop-loss protection, Enrollee survey, and disclosure requirements are met. The CONTRACTOR must disclose to the DEPARTMENT the following information on provider incentive plans in sufficient detail to determine whether the incentive plan complies with the regulatory requirements. The disclosure must contain:

     1. Whether services not furnished by the physician or physician group are covered by the incentive plan. If only the services furnished by the physician or physician group are covered by the incentive plan, disclosure of other aspects of the plan need not be made.

     2.   The type of incentive arrangement (i.e., withhold, bonus, capitation).

     3. If the incentive plan involves a withhold or bonus, the percent of the withhold or bonus.

     4. Proof that the physician or physician group has adequate stop-loss protection, including the amount and type of stop-loss protection.

     5.   The panel size and, if patients are pooled; the method used.

     6. To the extent provided for in the Department of Health and Human Services, Centers for Medicare and Medicaid Services' (CMS) implementation guidelines, capitation payments paid to primary care physicians for the most recent year broken down by percent for primary care services, referral services to specialists, and hospital and other types of provider services (i.e., nursing home and home health agency) for capitated physicians or physician groups.

     7. In the case of those prepaid plans that are required to conduct beneficiary surveys, the survey results. (The CONTRACTOR must conduct a customer satisfaction of both Enrollees and disenrollees if any physicians or physicians groups contracting with the CONTRACTOR are placed at substantial financial risk for referral services. The survey must include either all current Enrollees and those who have disenrolled in the past twelve months, or a sample of these same Enrollees and disenrollees. Recognizing that different questions are asked of the disenrollees than those asked of Enrollees, the same survey cannot be used for both populations.)
          The CONTRACTOR must disclose this information to the DEPARTMENT (1) prior to approval of its Contract or agreement and (2) upon the Contract or agreements anniversary or renewal effective date. The CONTRACTOR must provide the capitation data required (see 6 above) for the previous Contract year to the DEPARTMENT three months after the end of the Contract year. The CONTRACTOR will provide to the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          Enrollee upon request whether the CONTRACTOR uses a physician incentive plan that affects the use of referral services, the type of incentive arrangement, whether stop-loss protection is provided, and the survey results of any enrollee/disenrollee surveys conducted.

G.   DEBARRED OR SUSPENDED INDIVIDUALS

     Under Section 1921(d)(l) of the Social Security Act, the CONTRACTOR may not knowingly have a director, officer, partner, or person with beneficial ownership of more than 5% of the CONTRACTOR's equity who has been debarred or suspended by any federal agency. The CONTRACTOR may not have an employment, consulting, or any other agreement with a debarred or suspended person for the provision of items or services that are significant and material to meeting the provisions under this Contract.

     The CONTRACTOR must certify to the DEPARTMENT that the requirements under
     Section 1921(d)(l) of the Social Security Act are met prior to the effective date of this Contract and at any time there is a change from the last such certification.

H.   CMS CONSENT REQUIRED

     If the Department of Health and Human Services, Centers for Medicare and Medicaid (CMS) directs the DEPARTMENT to terminate this Contract, the DEPARTMENT will not be permitted to renew this Contract without CMS consent.

                             ARTICLE VIII - PAYMENTS

A.   NON-RISK CONTRACT

     This Contract is a non-risk contract as described in 42 CFR 447.362. Aggregate payments made to the CONTRACTOR may not exceed what the DEPARTMENT would have paid, on a fee-for-service basis, for the services actually furnished to recipients. The DEPARTMENT will reimburse the CONTRACTOR based on their paid claims plus 9% of paid claims for administration.

B.   PAYMENT METHODOLOGY

     The payment methodology is described in Attachment F of this Contract.

C.   CONTRACT MAXIMUM

     In no event will the aggregate amount of payments to the CONTRACTOR exceed the Contract maximum amount. If payments to the CONTRACTOR approach or exceed the Contract amount before the renewal date of the Contract, the DEPARTMENT shall execute a Contract amendment to increase the Contract amount within 30 calendar days of the date the Contract amount is exceeded.

D.   MEDICARE

     1.   PAYMENT OF MEDICARE PART B PREMIUMS

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          The DEPARTMENT will pay the Medicare Part B premium for each Enrollee who is on Medicare. The Enrollee will assign to the CONTRACTOR his or her Medicare reimbursement for benefits received under Medicare. The Eligibility Transmission includes and identifies those Enrollees who are covered under Medicare.

     2.   PAYMENT OF MEDICARE DEDUCTIBLE AND COINSURANCE

          The DEPARTMENT's financial obligation under this Contract for Enrollees who are covered by both Medicare and the MCO is limited to the Medicare Part B premium and the CONTRACTOR premium. The CONTRACTOR is responsible for payment of the Medicare deductible and coinsurance up to the CONTRACTOR's allowed amount for Enrollees when a service is paid for by Medicare whether or not the service is covered under this Contract. The CONTRACTOR is responsible for payment whether or not the Medicare covered service is rendered by a network provider or has been authorized by the CONTRACTOR. If a Medicare covered service is rendered by an out-of-network Medicare provider or a non-Medicare participating provider, the CONTRACTOR is responsible to pay the lower of the coinsurance/deductible and the CONTRACTOR's allowed amount. Attachment E, Table 2, will be used to identify the total cost to the CONTRACTOR of providing care for Enrollees who are also covered by Medicare.

     3.   MUST NOT BALANCE BILL ENROLLEES

          The CONTRACTOR or its providers will not Balance Bill the Enrollee and will consider reimbursement from Medicare and from the CONTRACTOR as payment in full.

D.   THIRD PARTY LIABILITY (COORDINATION OF BENEFITS)

     The DEPARTMENT will provide the CONTRACTOR a monthly listing of Enrollees covered under the Buy-out Program, including the premium amount paid by the DEPARTMENT.

     1.   TPL COLLECTIONS

          The CONTRACTOR will be responsible to coordinate benefits and collect third party liability (TPL). The CONTRACTOR will keep TPL collections. The DEPARTMENT will set rates net of expected TPL collections excluding the lump sum rate set for deliveries. The rate set for deliveries is the maximum amount the DEPARTMENT will pay the CONTRACTOR for each delivery. The CONTRACTOR must attempt to collect TPL before the DEPARTMENT will finalize payment for the lump sum delivery. The DHCF audit staff will monitor collections to ensure the CONTRACTOR is making a good faith effort to pursue TPL. The DEPARTMENT will properly account for TPL in its rate structure.

     2.   DUPLICATION OF BENEFITS

          This provision applies when, under another health insurance plan such as a prepaid plan, insurance contract, mutual benefit association or employer's self-funded group health and welfare program, etc., an Enrollee is entitled to any benefits that would totally or partially duplicate the benefits that the CONTRACTOR is obligated to provide under this Contract. Duplication exists when (I) the CONTRACTOR has a duty to provide,

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          arrange for or pay for the cost of Covered Services, and (2) another health insurance plan, pursuant to its own terms, has a duty to provide, arrange for or pay for the same type of Covered Services regardless of whether the duty of the CONTRACTOR is to provide the Covered Services and the duty of the other health insurance plan is only to pay for the Covered Services. Under State and Federal laws and regulations, Medicaid funds are the last dollar source and all other health insurance plans as referred to above are primarily responsible for the costs of providing Covered Services.

     3.   RECONCILIATION OF OTHER TPL

          In order to assist the CONTRACTOR in billing and collecting from other health insurance plans the DEPARTMENT will include on the Eligibility Transmission other health insurance plans of each Enrollee when it is known. The CONTRACTOR will review the Eligibility Transmission and will report to the Office of Recovery Services or the DEPARTMENT any TPL discrepancies identified within 30 working days of receipt of the Eligibility Transmission. The CONTRACTOR's report will include a listing of Enrollees that the CONTRACTOR has independently identified as being covered by another health insurance plan.

     4.   WHEN TPL IS DENIED

          On a monthly basis, the CONTRACTOR will report to the Office of Recovery Services (ORS) claims that have been billed to other health care plans but have been denied which will include the following information:

          a.   patient name and Medicaid identification number
          b.   ICD-9-CM code;
          c.   procedure codes; and
          d.   insurance company.

     5.   NOTIFICATION OF PERSONAL INJURY CASES

          The CONTRACTOR will be responsible to notify ORS of all personal injury cases, as defined by ORS and agreed to by the CONTRACTOR, no later than 30 days after the CONTRACTOR has received a "clean" claim. A clean claim is a claim that is ready to adjudicate. The following data elements will be provided by the CONTRACTOR to ORS:

          a.   patient name and Medicaid identification number
          b.   date of accident;
          c.   specific type of injury by ICD-9-CM code;
          d.   procedure codes; and
          e.   insurance company, if known.

     6.   ORS TO PURSUE COLLECTIONS

          ORS will pursue collection on all claims described in Attachment B,
          Article VIII (Payments), Section D, Subsections 4 and 5 of this Contract. The DEPARTMENT will retain, for administrative costs, one third of the collections received for the period during

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          which medical services were provided by the CONTRACTOR, and remit the balance to the CONTRACTOR.

     7.   INSURANCE BUY-OUT PROGRAM

          The Insurance Buy-out Program is an optional program in which the DEPARTMENT purchases group health insurance for a recipient who is eligible for Medicaid when it is determined cost-effective for the Medicaid program to do so. The insurance buy-out process will be coordinated by the DEPARTMENT in cooperation with the Office of Recovery Services, and Medicaid eligibility workers. The CONTRACTOR will file claims against group MCOs first before claiming services against the CONTRACTOR or other MCOs.

     8.   CONTRACTOR MUST PAY PROVIDER ADMINISTRATIVE FEE FOR IMMUNIZATIONS

          When an Enrollee has third party coverage for immunizations, the CONTRACTOR will pay the provider the administrative fee for providing the immunization and not require the provider to bill the third party as a cost avoidance method. The CONTRACTOR may choose to pursue the third party amount for the administrative fee after payment has been made to the provider.

E.   THIRD PARTY RESPONSIBILITY (INCLUDING WORKER's COMPENSATION)

     1.   CONTRACTOR TO BILL USUAL AND CUSTOMARY CHARGES

          When a third party has an obligation to pay for Covered Services provided by the CONTRACTOR to an Enrollee pursuant to this Contract, the CONTRACTOR will bill the third party for the usual and customary charges for Covered Services provided and costs incurred. Should any sum be recovered by the Enrollee or otherwise, from or on behalf of the person responsible for payment for the service, the CONTRACTOR will be paid out of such recovery for the charges for service provided and costs incurred by the CONTRACTOR.

     2.   THIRD PARTY's OBLIGATION TO PAY FOR COVERED SERVICES

          Examples of situations where a third party has an obligation to pay for Covered Services provided by the CONTRACTOR are when (a) the Enrollee is injured by a person due to the negligent or intentional acts (or omissions) of the person; or (b) the Enrollee is eligible to receive payment through Worker's Compensation Insurance. If the Enrollee does not diligently seek such recovery, the CONTRACTOR may institute such rights that it may have.

     3.   FIRST DOLLAR COVERAGE FOR ACCIDENTS

          In addition, both parties agree that the following will apply regarding first dollar coverage for accidents: if the injured party has additional insurance, primary coverage may be given to the motor insurance effective at the time of the accident. Once the motor vehicle policy is exhausted, the CONTRACTOR will be the secondary payer and pay for all of the Enrollee's Covered Services. If medical insurance does not exist, the

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          CONTRACTOR will be the primary payer for all Covered Services.

     4.   NOTIFICATION OF STOP-LOSS

          The CONTRACTOR will provide ORS with quarterly updates of costs incurred by the CONTRACTOR when such costs exceed Stop Loss (reinsurance) provisions as defined in the Contract between the reinsurer and the CONTRACTOR.

F.   CHANGES IN COVERED SERVICES

     If Covered Services are amended under the provisions of Attachment B,
     Article IV (Benefits), Section C, Subsection 3 of this Contract, rates may be renegotiated.

                    ARTICLE IX - RECORDS, REPORTS AND AUDITS

A.   FEDERALLY REQUIRED REPORTS

     1.   CHEC/EPSDT REPORTS

          The CONTRACTOR agrees to act as a continuing care provider for the CHEC/EPSDT program in compliance with OBRA '89 and Social Security Act Sections 1902 (a)(43), 1905(a)(4)(B)and 1905 (r).

          a.   CHEC/EPSDT SCREENINGS

               Annually, the CONTRACTOR will submit to the DEPARTMENT information on CHEC/EPSDT screenings to meet the Federal EPSDT reporting requirements (Form HCFA-416). The data will be in a mutually agreed upon format. The CHEC/EPSDT information is due December 31 for the prior federal fiscal year's data (October 1 through September 30).

          b.   IMMUNIZATION DATA

               The CONTRACTOR will submit immunization data as part of the CHEC/EPSDT reporting. Enrollee name, Medicaid ID, type of immunization identified by procedure code, and date of immunization will be reported in the same format as the CHEC/EPSDT data.

     2.   DISCLOSURE OF PHYSICIAN INCENTIVE PLANS

          The CONTRACTOR must submit to the DEPARTMENT information on its physician incentive plans as listed in 42 CFR 417.479(h)(l) [or
          Article VII - Other Requirements, F - Disclosure of Provider Incentive Plans, 1 through 5] by May 1 of each year. The CONTRACTOR must provide to the DEPARTMENT the enrollee/disenrollee survey results when beneficiary surveys are required as specified in 42 CFR 417.479(g) [or #7 under Article VII.F.] by October 1 or three months after the end of the Contract year. The CONTRACTOR must submit to the DEPARTMENT information on capitation payments paid to primary care physicians as specified in 42 CFR 417.479(h)(l)(vi).

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

                                                                    Attachment B
                                                          Effective July 1, 2002

B.   PERIODIC REPORTS

     1.   ENROLLMENT, COST AND UTILIZATION REPORTS (ATTACHMENT E)

          Enrollment, cost and utilization reports will be submitted on diskettes in Excel or Lotus and in the format specified in Attachment
          E. A hard copy of the report must be submitted as well. The DEPARTMENT will send to the CONTRACTOR a template of the Attachment E format on a diskette. The CONTRACTOR may not customize or change the report format. The financial information for these reports will be reported as defined in HCFA Publication 75, and if applicable, HCFA 15-1. The CONTRACTOR will certify in writing the accuracy and completeness, to the best of its knowledge, of all costs and utilization data provided to the DEPARTMENT on Attachment E.

          Two Attachment E reports will be submitted covering dates of service for each Contract year.

          a. Attachment E is due May 1 for the preceding six-month reporting period (July through December).

          b. Attachment E is due November 1 for the preceding 12-month reporting period (July through June).

          If necessary, the CONTRACTOR may request, in writing, an extension of the due date up to 30 days beyond the required due date. The DEPARTMENT will approve or deny the extension request writing within seven calendar days of receiving the request.

     2.   INTERPRETIVE SERVICES

          Annually, on November 1, the CONTRACTOR will submit summary information about the use of interpretive services during the previous Contract year (July 1 through June 30). The information must include the following:

          a.   a list of all sources of interpreter services;
          b.   total expenditures for each language;
          c.   total expenditures for clinical versus administrative;
          d. number of Enrollees who used interpretive services for each language;
          e. number of services provided categorized by clinical versus administrative.

     3.   SEMI-ANNUAL REPORTS

          The following semi-annual reports are due May 1 for the preceding six-month reporting period ending December 31 (July through December) and are due November 1 for the preceding six month period ending June 30 (January through June).

          a. Organ Transplants: Report the total number of organ transplants by type of transplant.

          b.   Obstetrical Information: Report obstetrical information including

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

                                                                    Attachment B
                                                          Effective July 1, 2002

               1) total number of obstetrical deliveries by aid category grouping;
               2) total number of caesarean sections and total number of vaginal deliveries;
               3)   total number low birth weight infants; and
               4) total number of Enrollees requiring prenatal hospital admission.

          c.   COMPLAINTS AND FORMAL GRIEVANCES

               Separate reports of complaints/grievances are required for adults and children; and for Traditional Medicaid Plan Enrollees and Non-Traditional Plan Enrollees. Each report must distinguish between those Enrollees with special health care needs and the general population of children. Report summary information on the number of complaints/grievances by type of complaint/grievance and indicate the number that have been resolved. Include an analysis of the type and number of complaints/grievances received by the CONTRACTOR.

          d.   ABERRANT PHYSICIAN BEHAVIOR

               Report summary information of corrective actions taken on physicians who have been identified by the CONTRACTOR as exhibiting aberrant physician behavior and the names of physicians who have been removed from the CONTRACTOR's network due to aberrant behavior. The summary shall include the reasons for the corrective action or removal.

     4.   ANNUAL QUALITY IMPROVEMENT PROGRAM DOCUMENTATION

          Annually, the CONTRACTOR will submit to the DEPARTMENT the following documents:

          a.   the CONTRACTOR's quality improvement program description;
          b.   the CONTRACTOR's quality improvement work plan;
          c. the CONTRACTOR's quality improvement work plan evaluation for previous calendar year.

          These reports must be in the format developed by the DEPARTMENT and include signature(s) of approval by the CONTRACTOR's designated authorizing authority. Reports for each calendar year are due no later than March 31st of each year.

     5.   DOCUMENTS DUE PRIOR TO QUALITY MONITORING REVIEWS

          The following documents are due at least 60 days prior to the DEPARTMENT's quality assurance monitoring review, or earlier on request, unless the DEPARTMENT has already received documents that are in effect:

          a. the CONTRACTOR's most current (may be in draft stage) written quality improvement program description;

          b. the CONTRACTOR's most current (may be in draft stage) annual quality improvement work plan;

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          c. the CONTRACTOR's most current (may be in draft stage) quality improvement work plan evaluation for the previous calendar year;

          d. documentation of the CONTRACTOR's compliance to standards defined in the defined in the Utah MCO Quality Assurance Monitoring Plan (Attachment G).

          e. all other information requested by the DEPARTMENT to facilitate the DEPARTMENT's review of the CONTRACTOR's compliance to standards defined in the Utah MCO Quality Assurance Monitoring Plan (Attachment G).

          The above documents must show evidence of a well defined, organized program designed to improve client care.

     6.   IMPACT OF CO-PAYMENTS

          The following semi-annual report is due May 1 for the preceding six-month reporting period ending April 30 (November of previous year through April of current year) and November 1 for the preceding six-month period ending October 31 (May through October of the current year):

          Report shall document all instances when Enrollees have contacted the CONTRACTOR with a complaint about being denied services because they did not pay their Medicaid co-payment or co-insurance. For each instance, report the Enrollee's name, Medicaid ID, provider, and the service the Enrollee was scheduled to receive.

     7.   HEDIS

          Audited Health Plan Employer Data and Information Set (HEDIS) performance measures will cover services rendered to Enrollees and will be reported as set forth in State rule by the Office of Health Data Analysis. For example, calendar year 1997 HEDIS measures will be reported in 1998.

     8.   ENCOUNTER DATA

          Encounter data, as defined in the DEPARTMENT's "Encounter Records Technical Manual," is due (including all replacements) six months after the end of the quarter being reported. Encounter data will be submitted in accordance with the instructions detailed in the Encounter Records Technical Manual for dates of service beginning July 1, 1996. The CONTRACTOR must receive certification from an independent, credible vendor that their electronic submissions of encounter data are compliant with the Health Insurance Portability and Accountability Act (HIPAA) requirements. At a minimum, the CONTRACTOR must be HIPAA-compliant in the first four levels of HIPAA compliance:
          Level 1 - Integrity Testing, Level 2 - Requirement Testing, Level 3 - Balancing, and Level 4 - Situation Testing.

     9.   AUDIT OF ABORTIONS, STERILIZATIONS AND HYSTERECTOMIES

          The CONTRACTOR must conduct an annual audit of abortion, hysterectomy and sterilization procedures performed by the CONTRACTOR's providers. The purpose of

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          the audit is to monitor compliance with federal and state requirements for the reimbursement of these procedures under Medicaid. The CONTRACTOR must audit all abortions and a sample of hysterectomy and sterilization procedures as defined by the DEPARTMENT.

          On November 1 of each year, the CONTRACTOR will submit to the DEPARTMENT the following information on the results of the abortion, sterilization and hysterectomy audit for the previous calendar year.

          For the sterilization and hysterectomy audit, submit documentation of the methodology used to pull the sample of sterilization and hysterectomies and include the sampling proportions.

          In an Excel file, submit the following information for all abortions, the sample of sterilizations, and the sample of hysterectomies:

          .    client name
          .    Medicaid ID number
          .    procedure code
          .    date of service
          .    history/physical (yes/no)
          .    operative report (yes/no)
          .    pathology report (yes/no)
          .    consent form (yes/no)
          .    medical necessity criteria - hysterectomies only

          When information is submitted electronically, the CONTRACTOR must use a secured electronic transmission process.

          The DEPARTMENT will evaluate the results of the CONTRACTOR's audit and identify the cases that will require medical record submission. Medical record submission will be required for all abortions and a random sample of hysterectomy and sterilization cases. The DEPARTMENT will notify the CONTRACTOR in writing of the cases that will require medical record submission and the time line for the medical record submissions.

     10.  DEVELOPMENT OF NEW REPORTS

          Any new reports/data requirements mandated by the DEPARTMENT will be mutually developed by the DEPARTMENT and the CONTRACTOR.

C.   RECORD SYSTEM REQUIREMENTS

     In accordance with Section 4752 of OBRA '90 (amended section 1903 (m)(2)(A) of the Social Security Act), the CONTRACTOR agrees to maintain sufficient patient encounter data to identify the physician who delivers Covered Services to Enrollees. The CONTRACTOR agrees to provide this encounter data, upon request of the DEPARTMENT, within 30 days of the request.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

D.   MEDICAL RECORDS

     The CONTRACTOR agrees that medical records are considered confidential information and agrees to follow Federal and State confidentiality requirements.

     The CONTRACTOR will require that its providers maintain a medical record keeping system through which all pertinent information relating to the medical management of the Enrollee is maintained, organized, and is readily available to appropriate professionals. Notwithstanding any other provision of this Contract to the contrary, medical records covering Enrollees will remain the property of the provider, and the provider will respect every Enrollee's privacy by restricting the use and disclosure of information in such records to purposes directly connected with the Enrollee's health care and administration of this Contract. The CONTRACTOR will use and disclose information pertaining to individual Enrollees and prospective Enrollees only for purposes directly connected with the administration of the Medicaid Program and this Contract.

E.   AUDITS

     1.   RIGHT OF DEPARTMENT AND CMS TO AUDIT

          The DEPARTMENT and the Department of Health and Human Services, Centers for Medicare and Medicaid Services may audit and inspect any financial records of the CONTRACTOR or its subcontractors relating (I) to the ability of the CONTRACTOR to bear the risk of potential financial losses, or (II) to evaluate services performed or determinations of amounts payable under the Contract.

     2.   INFORMATION TO DETERMINE ALLOWABLE COSTS

          The CONTRACTOR will make available to the DEPARTMENT all reasonable and related financial, statistical, clinical or other information needed for the determination of allowable costs to the Medicaid program for "related party/home office" transactions as defined in HCFA 15-1. These records are to be made available in Utah or the CONTRACTOR will pay the increased cost (incremental travel, per diem, etc.) of auditing at the out-of-state location. The cost to the CONTRACTOR will include round-trip travel and two days per diem/lodging. Additional travel costs of the site audit will be shared equally by the CONTRACTOR and the DEPARTMENT.

     3.   MANAGEMENT AND UTILIZATION AUDITS

          The MCO will allow the DEPARTMENT and the Department of Health and Human Services, Centers for Medicare and Medicaid Services, to perform audits for identification and collection of management data, including Enrollee satisfaction data, quality of care data, fraud-related data, abuse-related data, patient outcome data, and cost and utilization data, which will include patient profiles, exception reports, etc. The CONTRACTOR will provide all data required by the DEPARTMENT or the independent quality review examiners in performance of these audits. Prior to beginning any audit, the DEPARTMENT will give the CONTRACTOR reasonable notice of audit, and the DEPARTMENT will be responsible for costs of its auditors or representatives.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

F.   INDEPENDENT QUALITY REVIEW

     1.   IN GENERAL

          Pursuant to Section 1932(c)(2)(A) of the Social Security Act the DEPARTMENT may provide for an annual external independent review conducted by a qualified independent entity of the quality outcomes and timeliness of and access to Covered Services. The CONTRACTOR will support the annual external independent review.

          The DEPARTMENT will choose an agency to perform an annual independent quality review pursuant to federal law and will pay for such review. The CONTRACTOR will maintain all clinical and administrative records for use by the quality review contractor. The CONTRACTOR agrees to support quality assurance reviews, focused studies and other projects performed for the DEPARTMENT by the external quality review organization (EQRO). The purpose of the reviews and studies are to comply with federal requirements for an annual independent audit of the quality outcomes and timeliness of, and access to, Covered Services. The external independent reviews are conducted by the EQRO, with the advice, assistance, and cooperation of a planning team composed of representatives from the CONTRACTOR, the EQRO and the DEPARTMENT with final approval by the DEPARTMENT.

     2.   SPECIFIC REQUIREMENTS

          a.   LIAISON FOR ROUTINE COMMUNICATION

               The CONTRACTOR will designate an individual to serve as liaison with the EQRO for routine communication with the EQRO.

          b.   REPRESENTATIVE TO ASSIST WITH PROJECTS

               The CONTRACTOR will designate a minimum of two representatives (unless one individual can service both functions) to serve on the planning team for each EQRO project. Representatives will include a quality improvement representative and a data representative. The planning team is a joint collaborative forum between DEPARTMENT staff, the EQRO and the CONTRACTOR. The role of the planning team is to participate in the process and completion of EQRO projects.

          c.   COPIES AND ON-SITE ACCESS

               The CONTRACTOR will be responsible for obtaining copies of Enrollee information and facilitating on-site access to Enrollee information as needed by the EQRO. Such information will be used to plan and conduct projects and to investigate complaints and grievances. Any associated copying costs are the responsibility of the CONTRACTOR. Enrollee information includes medical records, administrative data such as, but not limited to, enrollment information and claims, nurses' notes, medical logs, etc. of the CONTRACTOR or its providers.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          d.   FORMAT OF ENROLLEE FILES

               The CONTRACTOR will provide Enrollee information in a mutually agreed upon format compatible for the EQRO's use, and in a timely fashion to allow the EQRO to select cases for its review.

          e.   TIME-FRAME FOR PROVIDING DATA

               The CONTRACTOR will provide data requests to the EQRO within 15 working days of the written request from the EQRO and will provide medical records within 30 working days of the written request from the EQRO. Requests for extensions of these time frames will be reviewed and approved or disapproved by the DEPARTMENT on a case-by-case basis.

          f.   WORK SPACE FOR ON-SITE REVIEWS

               The CONTRACTOR will assure that the EQRO staff and consultants have adequate work space, access to a telephone and copy machines at the time of review. The review will be performed during agreed-upon hours.

          g.   STAFF ASSISTANCE DURING ON-SITE VISITS

               The CONTRACTOR will assign appropriate person(s) to assist the EQRO personnel conduct the reviews during on-site visits and to participate in an informal discussion of screening observations at the end of each on-site visit, if necessary.

          h.   CONFIDENTIALITY

               For information received from the EQRO, the CONTRACTOR will comply with the Department of Health and Human Services regulations relating to confidentiality of data and information (42 CFR Part 476.107 and 476.108).

                              ARTICLE X - SANCTIONS

     The DEPARTMENT may impose intermediate sanctions on the CONTRACTOR if the CONTRACTOR defaults in any manner in the performance of any obligation under this Contract including but not limited to the following situations:

     (1) the CONTRACTOR fails to substantially provide Medically Necessary Covered Services to Enrollees;

     (2) the CONTRACTOR imposes premiums or charges Enrollees in excess of the premiums or charges permitted under this Contract;

     (3) the CONTRACTOR acts to discriminate among Enrollees on the basis of their health status or requirements for health care services, including expulsion or refusal to re-enroll an individual, except as permitted by Title XIX, or engaging in any practice that would

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          reasonably be expected to have the effect of denying or discouraging enrollment with the MCO by potential Enrollees whose medical condition or history indicates a need for substantial future medical services;

     (4) the CONTRACTOR misrepresents or falsifies information furnished to the Department of Health and Human Services, Centers for Medicare and Medicaid Services, the DEPARTMENT, an Enrollee, potential Enrollee or health care provider;

     (5) the CONTRACTOR fails to comply with the physician incentive requirements under Section 1903(m)(2)(A)(x) of the Social Security Act.

     (6) the CONTRACTOR distributed directly or through any agent or independent contractor marketing materials that contain false or misleading information.

     The DEPARTMENT must follow the 1997 Balance Budget Act guidelines on the types of intermediate sanctions the DEPARTMENT may impose, including civil monetary penalties, the appointment of temporary management, and suspension of payment.

                    ARTICLE XI - TERMINATION OF THE CONTRACT

A.   AUTOMATIC TERMINATION

     This Contract will automatically terminate June 30, 2004.

B.   OPTIONAL YEAR-END TERMINATION

     At the end of each Contract year, either party may terminate the Contract without cause for subsequent years by giving the other party written notice of termination at least 90 days prior to the end of the Contract year (July 1 through June 30).

C.   TERMINATION FOR FAILURE TO AGREE UPON RATES

     At least 60 days prior to the end of each Contract year, the parties will meet and negotiate in good faith the rates (Attachment F) applicable to the upcoming year. If the parties cannot agree upon future rates by the end of the Contract year, then either party may terminate the Contract for subsequent years by giving the other party written notice of termination and the termination will become effective 90 days after receipt of the written notice of termination.

D.   EFFECT OF TERMINATION

     1.   COVERAGE

          Inasmuch as the CONTRACTOR is paid on a monthly basis, the CONTRACTOR will continue providing the Covered Services required by this Contract until midnight of the last day of the calendar month in which the termination becomes effective. If an Enrollee is a patient in an inpatient hospital setting during the month in which termination becomes effective, the CONTRACTOR is responsible for the entire hospital

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

                                                                    Attachment B
                                                          Effective July 1, 2002

          stay including physician charges until discharge or thirty days following termination, whichever occurs first.

     2.   ENROLLEE NOT LIABLE FOR DEBTS OF CONTRACTOR OR ITS SUBCONTRACTORS

          If the CONTRACTOR or one of its subcontractors becomes insolvent or bankrupt, the Enrollees will not be liable for the debts of the CONTRACTOR or its subcontractor. The CONTRACTOR will include this term in all of its subcontracts.

     3.   INFORMATION FOR CLAIMS PAYMENT

          The CONTRACTOR will promptly supply to the DEPARTMENT all information necessary for the reimbursement of any Medicaid claims not paid by the CONTRACTOR.

     4.   CHANGES IN ENROLLMENT PROCESS

          The CONTRACTOR will be advised of anticipated changes in policies and procedures as they relate to the enrollment process and their comments will be solicited. The CONTRACTOR agrees to be bound by such changes in policies and procedures unless they are not agreeable to the CONTRACTOR, in which case the CONTRACTOR may terminate the Contract in accordance with the Contract termination provisions.

     5.   HEARING PRIOR TO TERMINATION

          Regarding the General Provisions, Article XVII (Default, Termination, & Payment Adjustment), item 3, if the CONTRACTOR fails to meet the requirements of the Contract, the DEPARTMENT must give the CONTRACTOR a hearing prior to termination. Enrollees must be informed of the hearing and will be allowed to disenroll from the MCO without cause.

E.   ASSIGNMENT

     Assignment of any or all rights or obligations under this Contract without the prior written consent of the DEPARTMENT is prohibited. Sale of all or any part of the rights or obligations under this Contract will be deemed an assignment. Consent may be withheld in the DEPARTMENT's sole and absolute discretion.

                           ARTICLE XII - MISCELLANEOUS

A.   INTEGRATION

     This Contract contains the entire agreement between the parties with respect to the subject matter of this Contract. There are no representations, warranties, understandings, or agreements other than those expressly set forth herein. Previous contracts between the parties hereto and conduct between the parties which precedes the implementation of this Contract will not be used as a guide to the interpretation or enforcement of this Contract or any provision hereof.

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

                                                                    Attachment B
                                                          Effective July 1, 2002

B.   ENROLLEES MAY NOT ENFORCE CONTRACT

     Although this Contract relates to the provision of benefits for Enrollees and others, no Enrollee is entitled to enforce any provision of this Contract against the CONTRACTOR nor will any provision of this Contract be constructed to constitute a promise by the CONTRACTOR to any Enrollee or potential Enrollee.

C.   INTERPRETATION OF LAWS AND REGULATIONS

     The DEPARTMENT will be responsible for the interpretation of all federal and State laws and regulations governing or in any way affecting this Contract. When interpretations are required, the CONTRACTOR will submit written requests to the DEPARTMENT. The DEPARTMENT will retain full authority and responsibility for the administration of the Medicaid program in accordance with the requirements of Federal and State law.

D.   ADOPTION OF RULES

     Adoption of rules by the DEPARTMENT, subsequent to this amendment, and which govern the Medicaid program, will be automatically incorporated into this Contract upon receipt by the CONTRACTOR of written notice thereof.

                   ARTICLE XIII - EFFECT OF GENERAL PROVISIONS

If there is a conflict between these Special Provisions (Attachment B) or the General Provisions (Attachment A), then these Special Provisions will control.

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

                                TABLE OF CONTENTS

                                  ATTACHMENT C
                                COVERED SERVICES
                           LIMITATIONS AND EXCLUSIONS
                    CO-PAYMENT AND CO-INSURANCE REQUIREMENTS

A.      In General...........................................................  1

B.      Hospital Services....................................................  1

C.      Physician Services...................................................  2

D.      General Preventive Services..........................................  3

E.      Vision Care..........................................................  3

F.      Lab and Radiology....................................................  3

G.      Physical and Occupational Therapy....................................  4

H.      Speech and Hearing Services..........................................  4

I.      Podiatry Services....................................................  5

J.      End Stage Renal Disease - Dialysis...................................  5

K.      Home Health Services.................................................  5

L.      Hospice Services.....................................................  5

M.      Private Duty Nursing.................................................  6

N.      Medical Supplies and Medical Equipment...............................  6

O.      Abortions and Sterilizations.........................................  6

P.      Treatment for Substance Abuse and Dependency.........................  6

Q.      Organ Transplants....................................................  6

R.      Other Outside Medical Services.......................................  7

S.      Long Term Care.......................................................  7

T.      Transportation Services..............................................  7

U.      Services to CHEC Enrollees...........................................  8

                                TABLE OF CONTENTS

V.      Family Planning Services.............................................  8

W.      High Risk Prenatal Services..........................................  9

X.      Services for Children with Special Needs   .......................... 12

Y.      Medical and Surgical Services of a Dentist  ......................... 14

Z.      Diabetes Education   ................................................ 15

AA.     HIV Prevention....................................................... 15

Summary of Co-Payment and Co-Insurance Requirements.......................... 16

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

                         ATTACHMENT C - COVERED SERVICES
                            LIMITATIONS & EXCLUSIONS
                     CO-PAYMENT & CO-INSURANCE REQUIREMENTS

Covered Services are the same under both the Traditional and Non-Traditional Medicaid Plans unless otherwise indicated. Co-payments and co-insurances are listed if required. Pregnant women and children under age 18 are exempt from all co-payment and co-insurance requirements. Services related to family planning are excluded from all co-payment and co-insurance requirements. Medicaid Provider Manuals provide detailed information regarding covered services and are available to the CONTRACTOR upon request.

A.   IN GENERAL

     The CONTRACTOR will provide the following benefits to Enrollees in accordance with Medicaid benefits as defined in the Utah State Plan subject to the exception or limitations as noted below. The DEPARTMENT reserves the right to interpret what is in the State plan. Medicaid services can only be limited through utilization criteria based on Medical Necessity. The CONTRACTOR will provide at least the following benefits to Enrollees.

     The CONTRACTOR is responsible to provide or arrange for all Medically Necessary Covered Services on an emergency basis 24 hours each day, seven days a week. The CONTRACTOR is responsible for payment for all covered Emergency Services furnished by providers that do not have arrangements with the CONTRACTOR.

B.   HOSPITAL SERVICES

     1.   INPATIENT HOSPITAL

          Services furnished in a licensed, certified hospital.

          Non-Traditional Medicaid Plan excludes the following revenue codes:
          430 - 439 (Occupational Therapy)
          380 - 382, and 391 (Whole Blood)
          390 and 399 (Autologous or self blood storage for future use) 811 - 813 (Organ Donor charges)

          CO-INSURANCE
          Traditional Medicaid: $[*] for non-emergency admissions.
          Limited to $[*] per Enrollee per calender year.
          Non-Traditional Medicaid: $[*] for each non-emergency admission per Enrollee. Counts toward total maximum co-payment and co-insurance of $[*] per Enrollee per calendar year.

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

     2.   OUTPATIENT HOSPITAL

          Services provided to Enrollees at a licensed, certified hospital who are not admitted to the hospital.

          CO-PAYMENT
          Traditional Medicaid: $2.00 co-payment per visit. Limited to one co-payment per date of service per provider. The facility fees associated with services provided in an outpatient hospital or free-standing ambulatory surgical centers are subject to $2.00 co-payment per date of service per provider. Annual calendar year maximum for any combination of physician, podiatry, outpatient hospital, and surgical centers is $100.00 per Enrollee. Non-Traditional Medicaid: $3.00 co-payment per visit. Limited to one co-payment per date of service per provider. The facility fees associated with services provided in an outpatient hospital or a free standing ambulatory surgical centers are subject to $3.00 co-payment per date of service per provider. Counts toward total maximum co-payment and co-insurance of $500.00 per Enrollee per calendar year.

     3.   EMERGENCY DEPARTMENT SERVICES

          Emergency Services provided to Enrollees in designated hospital emergency departments.

          CO-PAYMENT
          Traditional Medicaid: $6.00 co-payment for non-emergency use of the emergency room.
          Non-Traditional Medicaid: $6.00 co-payment for non-emergency use of the emergency room. Counts toward total maximum co-payment and co-insurance of $500.00 per Enrollee per calendar year.

C.   PHYSICIAN SERVICES

     Services provided directly by licensed physicians or osteopaths, or by other licensed professionals such as physician assistants, nurse practitioners, or nurse midwives under the physician's or osteopath's supervision.

     Non-Traditional Medicaid Excludes office visits in conjunction with allergy injections (CPT codes 95115 through 95134 and 95144 through 95199).

     CO-PAYMENT
     Traditional Medicaid: $2.00 co-payment per visit. Limited to one co-payment per date of service per provider. Annual calendar year maximum is $100.00 per Enrollee for any combination of physician, podiatry, outpatient hospital, freestanding emergency centers,

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

     and surgical centers. Co-payment required for preventive services and immunizations.
     Non-Traditional Medicaid: $3.00 co-payment per visit. Limited to one co-payment per date of service per provider. No co-payment for preventive services and immunizations. Counts toward total maximum co-payment and co-insurance of $500.00 per Enrollee per calendar year.

D.   GENERAL PREVENTIVE SERVICES

     The CONTRACTOR must develop or adopt practice guidelines consistent with current standards of care, as recommended by professional groups such as the American Academy of Pediatric and the U.S. Task Force on Preventive Care.

     A minimum of three screening programs for prevention or early intervention (e.g. Pap Smear, diabetes, hypertension).

E.   VISION CARE

     Services provided by licensed ophthalmologists or licensed optometrists, and opticians within their scope of practice. Eyeglasses will be provided to eligible recipients based on medical necessity. Services include, but are not limited to, the following:

     1.   Eye refractions, examinations
     2.   Laboratory work
     3.   Lenses
     4.   Eyeglass Frames
     5.   Repair of Frames
     6.   Repair or Replacement of Lenses
     7.   Contact Lenses (when Medically Necessary)

     Non-Traditional Medicaid Plan is limited to the following service and limitation: Eye refraction/examination is limited to one eye examination every 12 months. Annual coverage limited to $30.00. All amounts over $30.00 paid by Enrollee. No coverage for eyeglasses.

F.   LAB AND RADIOLOGY SERVICES

     Professional and technical laboratory and X-ray services furnished by licensed and certified providers. All laboratory testing sites, including physician office labs, providing services under this Contract will have either a Clinical Laboratory Improvement Amendments (CLIA) certificate of Waiver or a certificate of registration along with a CLIA identification number.

     Those laboratories with certificates of waiver will provide only the eight types of tests permitted under the terms of their waiver. Laboratories with certificates of registration

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

     may perform a full range of laboratory tests.

G.   PHYSICAL AND OCCUPATIONAL THERAPY

     1.   PHYSICAL THERAPY

          Treatment and services provided by a licensed physical therapist. Treatment and services must be authorized by a physician and include services prescribed by a physician or other licensed practitioner of the healing arts within the scope of his or her practice under State law and provided to an Enrollee by or under the direction of a qualified physical therapist. Necessary supplies and equipment will be reviewed for medical necessity and follow the criteria of the R414.12 rule.

     2.   OCCUPATIONAL THERAPY

          Treatment of services provided by a licensed occupational therapist. Treatment and services must be authorized by a physician and include services prescribed by a physician or other licensed practitioner of the healing arts within the scope of his or her practice under State law and provided to an Enrollee by or under the direction of a qualified occupational therapist. Necessary supplies and equipment will be reviewed for medical necessity and follow the criteria of the R414.12 rule.

          Non-Traditional Medicaid Plan is limited by the number of services:
          Visits to a licensed physical therapist, licensed occupational therapist and chiropractor are limited to a combination of 16 visits per calendar year. Chiropractic services are covered under fee-for-service and are not the responsibility of the CONTRACTOR.

          CO-PAYMENT
          Non-Traditional Medicaid: $3.00 co-payment per visit. Limited to one co-payment per date of service per provider. Counts toward total maximum co-payment and co-insurance of $500.00 per Enrollee per calendar year.

H.   SPEECH AND HEARING SERVICES

     Services and appliances, including hearing aids and hearing aid batteries, provided by a licensed medical professional to test and treat speech defects and hearing loss.

     Traditional Medicaid Plan: Coverage is limited to children up to age 21 and pregnant women.

     Non-Traditional Medicaid Plan: Not covered.

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

I.   PODIATRY SERVICES

     Services provided by a licensed podiatrist.

     Traditional Medicaid Plan: Full coverage is limited to children up to age 21 and pregnant women. Effective October 1, 2002, limited podiatry benefits are covered for adults.

     Non-Traditional Medicaid Plan: Effective October 1, 2002, limited podiatry benefits are covered.

     CO-PAYMENT
     Traditional Medicaid: $2.00 co-payment per visit. Limited to one co-payment per date of service per provider. Annual calendar year maximum is $100.00 per Enrollee for any combination of physician, podiatry, outpatient hospital, freestanding emergency centers, and surgical centers. Co-payment required for preventive services and immunizations.

     Non-Traditional Medicaid: $3.00 co-payment per visit. Limited to one co-payment per date of service per provider. Counts toward total maximum co-payment and co-insurance of $500.00 per Enrollee per calendar year.

J.   END STAGE RENAL DISEASE - DIALYSIS

     Treatment of end stage renal dialysis for kidney failure. Dialysis is to be rendered by a Medicare-certified Dialysis facility.

K.   HOME HEALTH SERVICES

     Home health services are defined as intermittent nursing care provided by certified nursing professionals (registered nurses, licensed practical nurses, and home health aides) in the client's home when the client is homebound or semi-homebound. Home health care must be rendered by a Medicare-certified Home Health Agency that has a surety bond.

     Personal care services as defined in the DEPARTMENT's Medicaid Personal Care Provider Manual are included in this Contract. Personal care services may be provided by a State licensed home health agency.

L.   HOSPICE SERVICES

     Services delivered to terminally ill patients (six months life expectancy) who elect palliative versus aggressive care. Hospice care must be rendered by a Medicare-certified hospice.

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

M.   PRIVATE DUTY NURSING

     Services provided by licensed nurses for ventilator-dependent children and technology-dependent adults in their home in lieu of hospitalization if Medically Necessary, feasible, and safe to be provided in the patient's home. Requests for continuous care will be evaluated on a case by case basis and must be approved by the CONTRACTOR.

     Non-Traditional Medicaid Plan: Private Duty Nursing is not a covered service.

N.   MEDICAL SUPPLIES AND MEDICAL EQUIPMENT

     This Covered Service includes any necessary supplies and equipment used to assist the Enrollee's medical recovery, including both durable and non-durable medical supplies and equipment, and prosthetic devices. The objective of the medical supplies program is to provide supplies for maximum reduction of physical disability and restore the Enrollee to his or her best functional level. Medical supplies may include any necessary supplies and equipment recommended by a physical or occupational therapist, but should be ordered by a physician. Durable medical equipment (DME) includes, but is not limited to, prosthetic devices and specialized wheelchairs. Durable medical equipment and supplies must be provided by a DME supplier that has a surety bond. Necessary supplies and equipment will be reviewed for medical necessity and follow the criteria of the R414.12 of the Utah Administrative Code, with the exception of criteria concerning long term care since long term care services are not covered under the Contract.

     Non-Traditional Medicaid Plan excludes blood pressure monitors, and replacement of lost, damaged, or stolen durable medical equipment or prosthesis.

O.   ABORTIONS AND STERILIZATIONS

     These services are provided to the extent permitted by Federal and State law and must meet the documentation requirement of 42 CFR 441, Subparts E and F. These requirements must be met regardless of whether Medicaid is primary or secondary payer.

P.   TREATMENT FOR SUBSTANCE ABUSE AND DEPENDENCY

     Treatment will cover medical detoxification for alcohol or substance abuse conditions. Medical services including hospital services will be provided for the medical non-psychiatric aspects of the conditions of alcohol/drug abuse.

Q.   ORGAN TRANSPLANTS

     The following transplantations are covered for all Enrollees: Kidney, liver, cornea, bone marrow, stem cell, heart, intestine, lung, pancreas, small bowel, combination heart/lung, combination intestine/liver, combination kidney/pancreas, combination liver/kidney,

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

     multi visceral, and combination liver/small bowel unless amended under the provisions of Attachment B, Article IV (Benefits), Section C, Subsection 2 of this Contract.

     Non-Traditional Medicaid Plan is limited to kidney, liver, cornea, bone marrow, stem cell, heart, and lung transplantations.

R.   OTHER OUTSIDE MEDICAL SERVICES

     The CONTRACTOR, at its discretion and without compromising quality of care, may choose to provide services in Freestanding Emergency Centers, Surgical Centers and Birthing Centers.

     CO-PAYMENT
     Traditional Medicaid: $2.00 co-payment per visit. Limited to one co-payment per date of service per provider. Annual calendar year maximum is $100.00 per Enrollee for any combination of physician, podiatry, outpatient hospital, freestanding emergency centers, and surgical centers. (Co-payment does not apply to birthing centers.)
     Non-Traditional Medicaid: $3.00 co-payment per visit. Limited to one co-payment per date of service per provider. Counts toward total maximum co-payment and co-insurance of $500.00 per Enrollee per calendar year.

S.   LONG TERM CARE

     The CONTRACTOR may provide long term care for Enrollees in skilled nursing facilities requiring such care as a continuum of a medical plan when the plan includes a prognosis of recovery and discharge within thirty (30) days or less. When the prognosis of an Enrollee indicates that long term care (over 30 days) will be required, the CONTRACTOR will notify the DEPARTMENT and the skilled nursing facility of the prognosis determination and will initiate disenrollment to be effective on the first day of the month following the prognosis determination. Skilled nursing care is to be rendered in a skilled nursing facility which meets federal regulations of participation.

T.   TRANSPORTATION SERVICES

     Ambulance (ground and air) service for medical emergencies. The CONTRACTOR is also responsible to pay for authorized emergency transportation for an illness or accident episode which, upon subsequent medical evaluation at the hospital, is determined to be psychiatric-related. The CONTRACTOR will submit its emergency transportation policy to the DEPARTMENT for review. The CONTRACTOR is not responsible for transporting an Enrollee from an acute care facility to another acute care facility for a psychiatric admission. The CONTRACTOR's scope of coverage for emergency transportation services is limited to the same scope of coverage as defined in the transportation Medicaid provider manual.

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

     Effective September 1, 2002 the CONTRACTOR is not responsible for ambulance (ground and air) services.

U.   SERVICES TO CHEC ENROLLEES

     1.   CHEC SERVICES

          The CONTRACTOR will provide to CHEC Enrollees preventive screening services and other necessary medical care, diagnostic services, treatment, and other measures necessary to correct or ameliorate defects and physical and mental illnesses and conditions discovered by the screening services, whether or not such services are covered under the State Medicaid Plan. The CONTRACTOR is not responsible for home and community-based services available through Utah's Home and Community-Based waiver programs.

          The CONTRACTOR will provide the full early and periodic screening, diagnosis, and treatment services to all eligible children and young adults up to age 21 in accordance with the periodicity schedule as described in the Utah CHEC Provider Manual. All children between six months and 72 months must be screened for blood lead levels.

          Non-Traditional Medicaid: CHEC services are not covered. Enrollees who are 19 or 20 years of age receive the adult scope of services.

     2.   CHEC POLICIES AND PROCEDURES

          The CONTRACTOR agrees to have written policies and procedures for conducting tracking, follow-up, and outreach to ensure compliance with the CHEC periodicity schedules. These policies and procedures will emphasize outreach and compliance monitoring for children and young adults, taking into account the multi-lingual, multi-cultural nature as well as other unique characteristics of the CHEC Enrollees.

V.   FAMILY PLANNING SERVICES

     This service includes disseminating information, counseling, and treatments relating to family planning services. All services must be provided by or authorized by a physician, certified nurse midwife, or nurse practitioner. All services must be provided in concert with Utah law.

     Birth control services include information and instructions related to the following:

     1.   Birth control pills;
     2.   Norplant;

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

     3.   Depo Provera;
     4.   IUDs;
     5. Barrier methods including diaphragms, male and female condoms, and cervical caps;
     6.   Vasectomy or tubal ligations; and
     7. Office calls, examinations or counseling related to contraceptive devices.

     Non-Traditional Medicaid: Norplant is not a covered service.

W.   HIGH-RISK PRENATAL SERVICES

     1.   IN GENERAL - ENSURE SERVICE ARE APPROPRIATE AND COORDINATED

          The CONTRACTOR must ensure that high risk pregnant Enrollees receive an appropriate level of quality perinatal care that is coordinated, comprehensive and continuous either by direct service or referral to an appropriate provider or facility. In the determination of the provider and facility to which a high risk prenatal Enrollee will be referred, care must be taken to ensure that the provider and facility both have the appropriate training, expertise and capability to deliver the care needed by the Enrollee and her fetus/infant. Although many complications in perinatal health cannot be anticipated, most can be identified early in pregnancy. Ideally, preconceptional counseling and planned pregnancy are the best ways to assure successful pregnancy outcome, but this is often not possible. Provision of routine preconceptional counseling must be made available to those women who have conditions identified as impacting pregnancy outcome, i.e., diabetes mellitus, medications which may result in fetal anomalies or poor pregnancy outcome, or previous severe anomalous fetus/infant, among others.

     2.   RISK ASSESSMENT

          a.   CRITERIA

               Enrollees who are pregnant should be risk assessed for medical and psychosocial conditions which may contribute to a poor birth outcome at their first prenatal visit, preferably in the first trimester. The patient who is determined not to be at high risk should be evaluated for change in risk status throughout her pregnancy. There are a number of complex systems to determine how to assess the risk of pregnancies. The DEPARTMENT has developed a risk assessment tool available through the Division of Community and Family Health Services which is available upon request.

          b.   RECOMMENDED PRENATAL SCREENING

               The DEPARTMENT recommends prenatal screening of every woman for

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

               hepatitis B surface antigen (HBsAg) to identify all those at high risk for transmitting the virus to their newborns. When a woman is found to be HBsAg-positive, the CONTRACTOR will provide HBIG and HB vaccine at birth. Initial treatments should be given during the first 12 hours of life.

          c.   CLASSIFICATION

               Upon identification of pregnancy or the development of a risk factor, each patient should be assigned a classification as outlined below.
               1)   Group I
                    Group I patients have no significant risk factors. They may receive obstetrical care by an obstetrician/gynecologist (OB/GYN), family practitioner or certified nurse midwife.

               2)   Group II
                    Group II patients have the following risk factors, and require consultation (consultation may be either by telephone or in person, as appropriate) with an OB/GYN:

                    i.     pregnancy beyond 42 weeks
                    ii. preterm labor in the current pregnancy less than 34 weeks
                    iii. fetal malpresentation at 37 weeks gestation and beyond*
                    iv. oxytocin or antepartum prostaglandin use is contemplated*
                    v. arrest of dilatation in labor, or arrest of descent in labor*
                    vi.    bleeding in labor, beyond bloody show*
                    vii. abnormal fetal heart rate pattern potentially requiring specific intervention*
                    viii.  chorioamnionitis*
                    ix.    preeclampsia
                    x.     VBAC*

                    *Criteria do not apply if family physician has cesarean privileges.

               3)   Group III
                    Group III patients have the following risk factors, and require consultation by a Maternal Fetal Medicine (MFM) specialist (board certified perinatologist)

                    i.     intrauterine growth restriction prior to 37 weeks
                    ii. patient at increased risk for fetal anomaly (including teratogen exposure)
                    iii.   patient has known fetal anomaly
                    iv.    preterm delivery (<36 weeks) in a prior pregnancy
                    v.     abnormal serum screening
                    vi.    previous child with congenital anomaly
                    vii.   antibody sensitization

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                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

                    viii.  anemia, excluding iron deficiency
                    ix.    significant concurrent medical illness
                    x. spontaneous premature rupture of the membranes, not in labor (<34 weeks)
                    xi.    history of thromboembolic disease
                    xii.   thromboembolic disease in current pregnancy
                    xiii. habitual pregnancy loss (3 or more consecutive losses)
                    xiv.   two or more previous stillbirths or neonatal deaths

               4)   Group IV

                    Group IV patients have the following risk factors, and require total obstetric care by an OB/GYN, or co-management with an OB/GYN or MFM

                    i. any significant medical complication, including patients with insulin dependent diabetes millitus, chronic hypertension requiring medication, maternal neoplastic disease
                    ii.    twins
                    iii.   known or suspected cervical incompetence
                    iv.    placenta previa beyond 28 week gestation
                    v.     severe preeclampsia

               5)   Group V
                    Group V patients have the following risk factors, and require total obstetric care by a MFM (exceptions may be made by a regional MFM specialist, on a case-by-case basis, after MFM consultation)

                    i.     triplets and above
                    ii.    patient has an organ transplant (except cornea)
                    iii.   diabetes mellitus with severe renal impairment
                    iv. cardiac disease, not functional class I, including all pulmonary hypertension
                    v.     twin-twin transfusion syndrome
                    vi.    patient requires fetal surgical procedure

     3.   PRENATAL INITIATIVE PROGRAM

          Prenatal services provided directly or through agreements with appropriate providers includes those services covered under Medicaid's Prenatal Initiative Program which includes the following enhanced services for pregnant women:

          a.   perinatal care coordination
          b.   prenatal and postnatal home visits

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                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

          c.   group prenatal and postnatal education
          d.   nutritional assessment and counseling
          e.   prenatal and postnatal psychosocial counseling

          Psychosocial counseling is a service designed to benefit the pregnant client by helping her cope with the stress that may accompany her pregnancy. Enabling her to manage this stress improves the likelihood that she will have a healthy pregnancy. This counseling is intended to be short term and directly related to the pregnancy. However, pregnant women who are also suffering from a serious emotional or mental illness should be referred to an appropriate mental health care provider.

X.   SERVICES FOR CHILDREN WITH SPECIAL NEEDS

     1.   IN GENERAL

          In addition to primary care, children with chronic illnesses and disabilities need specialized care provided by trained experienced professionals. Since early diagnosis and intervention will prevent costly complications later on, the specialized care must be provided in a timely manner. The specialized care must comprehensively address all areas of need to be most effective and must be coordinated with primary care and other services to be most efficient. The children's families must be involved in the planning and delivery of the care for it to be acceptable and successful.

     2.   SERVICES REQUIRING TIMELY ACCESS

          All children with special health care needs must have timely access to the following services:

          a.   Comprehensive evaluation for the condition.

          b. Pediatric subspecialty consultation and care appropriate to the condition.

          c. Rehabilitative services provided by professionals with pediatric training in areas such as physical therapy, occupational therapy and speech therapy.

          d.   Durable medical equipment appropriate for the condition.

          e. Care coordination for linkage to early intervention, special education and family support services and for tracking progress.

          In addition, children with the conditions marked by * below must have timely access to coordinated multispecialty clinics, when Medically Necessary, for their disorder.

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

     3.   DEFINITION OF CHILDREN WITH SPECIAL HEALTH CARE NEEDS

          The definition of children with special health needs includes, but is not limited to, the following conditions:

          a.   Nervous System Defects such as
               Spina Bifida*
               Sacral Agenesis*
               Hydrocephalus

          b.   Craniofacial Defects such as
               Cleft Lip and Palate*
               Treacher - Collins Syndrome

          c.   Complex Skeletal Defects such as
               Arthrogryposis*
               Osteogenesis Imperfecta*
               Phocomelia*

          d.   Inborn Metabolic Disorders such as
               Phenylketonuria*
               Galactosemia*

          e.   Neuromotor Disabilities such as
               Cerebral palsy*
               Muscular Dystrophy*
               Complex Seizure Disorders

          f.   Congenital Heart Defects

          g.   Genetic Disorders such as
               Chromosome Disorders
               Genetic Disorders

          h.   Chronic Illnesses such as
               Cystic Fibrosis
               Hemophilia
               Rheumatoid Arthritis
               Bronchopulmonary Dysplasia
               Cancer
               Diabetes
               Nephritis
               Immune Disorders

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

          i. Developmental Disabilities with multiple or global delays in development such as Down Syndrome or other conditions associated with mental retardation.

          The CONTRACTOR agrees to cover all Medically Necessary services for children with special health care needs such as the ones listed above. The CONTRACTOR further agrees to cooperate with the DEPARTMENT's quality assurance monitoring for this population by providing requested information.

Y.   MEDICAL AND SURGICAL SERVICES OF A DENTIST

     1.   WHO MAY PROVIDE SERVICES

          Under Utah law, medical and surgical services of a dentist may be provided by either a physician or a doctor of dental medicine or dental surgery.

     2.   UNIVERSE OF COVERED SERVICES

          Medical and surgical services that under Utah law may be provided by a physician or a doctor of dental medicine or dental surgery, are covered under the Contract.

     3.   SERVICES SPECIFICALLY COVERED

          The CONTRACTOR is responsible for palliative care and pain relief for severe mouth or tooth pain in an emergency room. If the emergency room physician determines that it is not an emergency and the client requires services at a lesser level, the provider should refer the client to a dentist for treatment. If the dental-related problem is serious enough for the client to be admitted to the hospital, the CONTRACTOR is responsible for coverage of the inpatient hospital stay. The CONTRACTOR is responsible for authorized/approved medical services provided by oral surgeons consistent with injury, accident, or disease (excluding dental decay and periodontal disease) including, but not limited to, removal of tumors in the mouth, setting and wiring a fractured jaw. Also covered are injuries to sound natural teeth and associated bone and tissue resulting from accidents including services by dentists performed in facilities other than the emergency room or hospital.

     4.   DENTAL SERVICES NOT COVERED

          The CONTRACTOR is not responsible for routine dental services such as fillings, extractions, treatment of abscess or infection, orthodontics, and pain relief when provided by a dentist in the office or in an outpatient setting such as a surgical center or scheduled same day surgery in a hospital including the surgical facilities charges.

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

Z.   DIABETES EDUCATION

     The CONTRACTOR shall provide diabetes self-management education from a Utah certified or American Diabetes Association recognized program when an
     Enrollee:

     1.   has recently been diagnosed with diabetes, or

     2. is determined by the health care professional to have experienced a significant change in symptoms, progression of the disease or health condition that warrants changes in the Enrollee's self-management plan, or

     3. is determined by the health care professional to require re-education or refresher training.

AA.  HIV PREVENTION

     The CONTRACTOR shall have in place the following:

     1.   GENERAL PROGRAM

          The CONTRACTOR must have educational methods for promoting HIV prevention to Enrollees. HIV prevention information, both primary (targeted to uninfected Enrollees), as well as secondary (targeted to those Enrollees with HIV) should must be culturally and linguistically appropriate. All Enrollees should be informed of the availability of both in-plan HIV counseling and testing services, as well as those available from Utah State-operated programs.

     2.   FOCUSED PROGRAM FOR WOMEN

          Special attention should be paid identifying HIV+ women and engaging them in routine care in order to promote treatment including, but not limited to, antiretroviral therapy during pregnancy.

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

                                                  Attachment C - Covered Service
                                                                          Molina
                                                                    July 1, 2002

                            SUMMARY OF CO-PAYMENT AND
                            CO-INSURANCE REQUIREMENTS

Pregnant women and children under age 18 are exempt from all co-payment and co-insurance requirements. Services related to family planning are excluded from all co-payment and co-insurance requirements.

A.   TRADITIONAL MEDICAID PLAN
     -------------------------

1. Inpatient hospital: Each Enrollee must pay a $220.00 co-insurance for non-emergency inpatient hospital admissions. The maximum co-payment per Enrollee per calendar year is $220.00 for non-emergency inpatient hospital admissions.

2. Emergency Department: Each enrollee must pay a $6.00 co-payment for non-emergency use of the emergency room.

3. Physician, osteopath, podiatrist, outpatient hospital, freestanding emergency centers, and surgical centers: Each Enrollee must pay a $2.00 co-payment per provider per day. The maximum co-payment per Enrollee per calendar year is $100.00 for any combination of the services provided by the above providers.

4. Prescription Drugs: Each Enrollee must pay a co-payment of $1.00 per prescription. The maximum co-payment is $5.00 per Enrollee per month.*

There is no overall out-of-pocket maximum for the above services.

B.   NON-TRADITIONAL MEDICAID PLAN
     -----------------------------

1. Inpatient hospital: Each Enrollee must pay a $220.00 co-insurance for each non-emergency inpatient hospital admissions.

2. Emergency Department: Each enrollee must pay a $6.00 co-payment for non-emergency use of the emergency room.

3. Physician, osteopath, podiatrist, physical therapist, occupational therapist, chiropractor*, freestanding emergency centers, surgical centers:
     Each Enrollee must pay a $3.00 co-payment per provider per day.

4. Prescription Drugs: Each Enrollee must pay a co-payment of $2.00 per prescription.*

The out-of-pocket maximum for each Enrollee is $500.00 for any combination of the above co-payments and co-insurance.

* Pharmacy services and chiropractic services are not the responsibility of the CONTRACTOR.

                                                        hmo/molina am6 (9/05/02)

PROVIDER NAME:                                                                                                     ATTACHMENT E
              ---------------------------------------------------                                               TABLE 1 PAGE 1 OF 15
SERVICE REPORTING PERIOD:  BEGINNING            ENDING                                                          MEDICAID ENROLLMENT
                                     ----------        ----------
PAYMENT DATES:             BEGINNING            ENDING
                                     ----------        ----------
Effective Date: July 1, 2002


                                      TRADITIONAL MEDICAID RATE CELLS                          NON-TRADITIONAL MEDICAID RATE CELLS
               -----------------------------------------------------------------------------  --------------------------------------
 1       2      3     4      5     6     7      8       9       10        11      12     13    14     15     16       17       18
---- --------- ----  ----  ------ ---- -----  ------  -----  --------  -------- ------- ----  ----  ------  -----  -------- --------
                                                                                                                   RESTRIC-
                                                      MED                       RESTRIC-      TANF  TANF    MED    TION     MEDICAID
               AGE   TANF  TANF        DIS-   DIS-    NEEDY  NON TANF  BREAST/  TION          MALE  FEMALE  NEEDY  PROGRAM  TOTAL
LINE           0-12  MALE  FEMALE      ABLED  ABLED   CHILD  PREGNANT  CERVICAL PROGRAM       19 &  19 &    19 &   19 &     (SUM OF
NO   MONTH     Mos.  1-18  1-18   AGED MALE   FEMALE  1-18   FEMALE    CANCER   0-18    AIDS  OVER  OVER    OVER   OVER     COLS)
---- --------- ----  ----  ------ ---- -----  ------  -----  --------  -------- ------- ----  ----  ------  -----  -------- --------
 1   JULY                                                                                                                          0
 2   AUGUST                                                                                                                        0
 3   SEPTEMBER                                                                                                                     0
 4   OCTOBER                                                                                                                       0
 5   NOVEMBER                                                                                                                      0
 6   DECEMBER                                                                                                                      0
 7   JANUARY                                                                                                                       0
 8   FEBRUARY                                                                                                                      0
 9   MARCH                                                                                                                         0
10   APRIL                                                                                                                         0
11   MAY                                                                                                                           0
12   JUNE                                                                                                                          0
13   TOTAL        0     0       0    0     0       0      0         0         0       0    0     0       0      0         0        0

PROVIDER NAME:                                                        ATTACHMENT E                                   ATTACHMENT E
              -------------------------------------------------    TABLE 2 PAGE 1 OF 2                                  TABLE 2
SERVICE REPORTING PERIOD: BEGINNING            ENDING               REVENUES AND COST                                Page 2 of 15
                                    ---------        ----------
PAYMENT DATES:            BEGINNING            ENDING
                                    ---------        ----------

                                                 MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)
                                ---------------------------------------------------------------------------------
                                                                                                          NON-TRADITIONAL
                                                 TRADITIONAL MEDICAID RATE CELLS                        MEDICAID RATE CELLS
                                ----------------------------------------------------------------------- -------------------
 1            2             3    4    5    6     7     8     9     10     11      12      13     14   15   16   17     18     19
---- ------------------- ----- ---- ---- ------ ---- ----- ------ ----- ------ -------- ------- ---- ---- ---- ----- ------ --------
                         TOTAL
                         UTAH
                         OPERA-
                         TIONS                                                                                       RESTRIC-
                         (INCLUD-                                       NON                               TANF       TION   MEDICAID
                         ING                                      MED   TANF            RESTRIC-     TANF FE-  MED   PRO-   TOTAL
                         ALL   AGE  TANF TANF        DIS-  DIS-   NEEDY PREG-  BREAST/  TION         MALE MALE NEEDY GRAM   (SUM OF
LINE                     MEDI- 0-12 MALE FEMALE      ABLED ABLED  CHILD NANT   CERVICAL PROGRAM      19 & 19 & 19 &  19 &   COLS 4
NO   DESCRIPTION         CAID) MOS. 1-18 1-18   AGED MALE  FEMALE 1-18  FEMALE CANCER   0-18    AIDS OVER OVER OVER  OVER   THRU 16
---- ------------------- ----- ---- ---- ------ ---- ----- ------ ----- ------ -------- ------- ---- ---- ---- ----- ------ --------
         REVENUES                                           ROUND TO THE NEAREST DOLLAR

  1  PREMIUMS                                                                                                                     $0
  2  DELIVERY FEES
      (CHILD BIRTHS)                                                                                                              $0
  3  REINSURANCE                                                                                                                  $0
  4  STOP LOSS                                                                                                                    $0
  5  TFL COLLECTIONS -
      MEDICARE                                                                                                                    $0
  6  TFL COLLECTIONS -
      OTHER                                                                                                                       $0
  7  OTHER (SPECIFY)                                                                                                              $0
  8  OTHER (SPECIFY)                                                                                                              $0
  9  TOTAL REVENUES         $0   $0   $0     $0   $0    $0     $0    $0     $0       $0      $0   $0   $0   $0    $0     $0       $0

       MEDICAL COSTS                                        ROUND TO THE NEAREST DOLLAR

 10  INPATIENT HOSPITAL
      SERVICES                                                                                                                    $0
 11  OUTPATIENT HOSPI-
      TAL SERVICES                                                                                                                $0
 12  EMERGENCY DEPARTMENT
      SERVICES                                                                                                                    $0
 13  PRIMARY CARE
      PHYSICIAN SERVICES                                                                                                          $0
 14  SPECIALTY CARE
      PHYSICIAN SERVICES                                                                                                          $0
 15  ADULT SCREENING
      SERVICES                                                                                                                    $0
 16  VISION CARE - OPTO-
      METRIC SERVICES                                                                                                             $0
 17  VISION CARE -
      OPTICAL SERVICES                                                                                                            $0
 18  LABORATORY (PATH-
      OLOGY) SERVICES                                                                                                             $0
 19  RADIOLOGY SERVICES                                                                                                           $0
 20  PHYSICAL AND
      OCCUPATIONAL
      THERAPY                                                                                                                     $0
 21  SPEECH AND HEARING
      SERVICES                                                                                                                    $0
 22  PODIATRY SERVICES                                                                                                            $0
 23  END STAGE RENAL DISEASE
      (ESRD) SERVICES -
      DIALYSIS                                                                                                                    $0
 24  HOME HEALTH
      SERVICES                                                                                                                    $0
 25  HOSPICE SERVICES                                                                                                             $0
 26  PRIVATE DUTY NURSING                                                                                                         $0
 27  MEDICAL SUPPLIES AND
      MEDICAL EQUIPMENT                                                                                                           $0
 28  ABORTIONS                                                                                                                    $0
 29  STERILIZATIONS                                                                                                               $0
 30  DETOXIFICATION                                                                                                               $0
 31  ORGAN TRANSPLANTS                                                                                                            $0
 32  OTHER OUTSIDE
      MEDICAL SERVICES                                                                                                            $0
 33  LONG TERM CARE                                                                                                               $0
 34  TRANSPORTATION
      SERVICES                                                                                                                    $0
 35  ACCRUED COSTS                                                                                                                $0
 36  OTHER (SPECIFY)                                                                                                              $0
 37  OTHER (SPECIFY)                                                                                                              $0
 38  TOTAL MEDICAL COST     $0   $0   $0     $0   $0    $0     $0    $0     $0       $0      $0   $0   $0   $0    $0     $0       $0

PROVIDER NAME:                                               ATTACHMENT 3                                               ATTACHMENT E

SERVICE REPORTING PERIOD:                                 TABLE 3 PAGE 2 OF 2                                                TABLE 2

PAYMENT DATES:                                             REVENUES AND COST                                            Page 3 of 15


                                                                  MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)
                                           -----------------------------------------------------------------------------------------
                                                                         TRADITIONAL MEDICAID RATE CELLS
                                           -----------------------------------------------------------------------------------------
 1               2                 3           4      5     6     7      8        9        10        11       12        13       14
---- ----------------------- ------------- --------- ---- ------ ---- -------- -------- --------- -------- -------- ----------- ----
                              TOTAL UTAH
                              OPERATIONS             TANF  TANF                         MED NEEDY NON TANF  BREAST/ RESTRICTION
LINE                          (INCLUDING     AGE     MALE FEMALE      DISABLED DISABLED   CHILD   PREGNANT CERVICAL   PROGRAM
 NO         DESCRIPTION      ALL MEDICAID) 0-12 Mos. 1-18  1-18  AGED   MALE    FEMALE    1-18     FEMALE   CANCER     0-18     AIDS
---- ----------------------- ------------- --------- ---- ------ ---- -------- -------- --------- -------- -------- ----------- ----
      ADMINISTRATIVE COSTS                                       ROUND TO THE NEAREST DOLLAR

 39  ADMINISTRATION -
     ADVERTISING
 40  HOME OFFICE INDIRECT
     COST ALLOCATIONS
 41  UTILIZATION
 42  ADMINISTRATION - OTHER
 43  TOTAL ADMINISTRATIVE
     COSTS                         $0         $0      $0    $0    $0     $0       $0        $0       $0       $0         $0      $0
 44  TOTAL COSTS [MED &
     ADMIN]                        $0         $0      $0    $0    $0     $0       $0        $0       $0       $0         $0      $0
 45  NET INCOME [GAIN OR
     (LOSS)]                       $0         $0      $0    $0    $0     $0       $0        $0       $0       $0         $0      $0
 46  ENROLLEE MONTHS                           0       0     0     0      0        0         0        0        0          0       0
 47  MEDICAL COST @ ENROLLEE
     MO
 48  ADMIN COST @
     ENROLLEE MO
 49  TOTAL COST @ ENROLLEE
     MO

           OTHER DATA

 50  TPL SAVINGS -
     COST AVOIDANCE**
 51  DUPLICATE PREMIUMS***
 52  NUMBER OF
     DELIVERIES****
 53  FAMILY PLANNING
     SERVICES
 54  REINSURANCE PREMIUMS
     RECEIVED
 55  REINSURANCE PREMIUMS
     PAID
 56  ADMINISTRATIVE REVENUE
     RETAINED BY THE
     CONTRACTOR

                              MEDICAID (CAPITATED
                               ONLY, NO FEE FOR
                                    SERVICE)
                              --------------------
                                         NON-TRADITIONAL MEDICAID RATE CELLS
                              ----------------------------------------------------------
 1               2               15         16         17          18            19
---- -----------------------  ---------  ---------  ---------  -----------  ------------
                                                                               MEDICAID
                                TANF       TANF        MED     RESTRICTION     TOTAL
LINE                            MALE      FEMALE      NEEDY      PROGRAM    (SUM OF COLS
 NO         DESCRIPTION       19 & OVER  19 & OVER  19 & OVER   19 & OVER    4 THRU 16)
---- -----------------------  ---------  ---------  ---------  -----------  ------------
      ADMINISTRATIVE COSTS                   ROUND TO THE NEAREST DOLLAR

 39  ADMINISTRATION -
     ADVERTISING                                                                 $0
 40  HOME OFFICE INDIRECT
     COST ALLOCATIONS                                                            $0
 41  UTILIZATION                                                                 $0
 42  ADMINISTRATION - OTHER                                                      $0
 43  TOTAL ADMINISTRATIVE
     COSTS                       $0          $0         $0          $0           $0
 44  TOTAL COSTS [MED &
     ADMIN]                      $0          $0         $0          $0           $0
 45  NET INCOME [GAIN OR
     (LOSS)]                     $0          $0         $0          $0           $0
 46  ENROLLEE MONTHS              0           0          0           0            0
 47  MEDICAL COST @ ENROLLEE
     MO                                                                          $0
 48  ADMIN COST @
     ENROLLEE MO                                                                 $0
 49  TOTAL COST @ ENROLLEE
     MO                                                                          $0

           OTHER DATA

 50  TPL SAVINGS -
     COST AVOIDANCE**                                                            $0
 51  DUPLICATE PREMIUMS***                                                       $0
 52  NUMBER OF
     DELIVERIES****                                                              $0
 53  FAMILY PLANNING
     SERVICES                                                                    $0
 54  REINSURANCE PREMIUMS
     RECEIVED                                                                    $0
 55  REINSURANCE PREMIUMS
     PAID                                                                        $0
 56  ADMINISTRATIVE REVENUE
     RETAINED BY THE
     CONTRACTOR                                                                  $0

  ** COST OF SERVICES PROVIDED TO HMO CLIENTS, NOT PAID FOR BY HMO, E.G. "AVOIDED", BECAUSE OTHER INSURANCE PAID FOR IT.
 *** CASH AMOUNT RETURNED TO MEDICAID BY HMO BECAUSE HMO CLIENT WAS COVERED IN THE SAME HMO BY ANOTHER CARRIER.
**** NUMBER OF CHILDREN DELIVERED. THIS NUMBER TIMES RATES SHOULD EQUAL DELIVERY REVENUE.

     In this Medicaid portion, include only costs for Medicaid clients under the capitation agreement - exclude revenue, costs & TPL categories per this form that do not apply to your organization or contract.

                                                                    Attachment E
                                                          Effective July 1, 2002
                                                                    Page 4 of 15

            MEDICAL SERVICES REVENUE AND COST DEFINITIONS FOR TABLE 2

REVENUES (Report all revenues received or receivable at the end-of-period date on the form)

1.     Premiums
       --------

       Report premium payments received or receivable from the DEPARTMENT.

2.     Delivery Fees
       -------------

       Report the delivery fee received or receivable from the DEPARTMENT.

3.     Reinsurance
       -----------

       Report the reinsurance payments received or receivable from a reinsurance carrier other than the DEPARTMENT.

4.     Stop Loss
       ---------

       Report stop loss payments received or receivable from the DEPARTMENT.

5.     TPL Collections - Medicare
       --------------------------

       Report all third party collections received from Medicare.

6.     TPL Collections - Other
       -----------------------

       Report all third party collections received other than Medicare collections. (Report TPL savings because of cost avoidance as a memo amount on line 48).

7.     Other (specify)
       -----

8.     Other (specify)
       -----

       For lines seven and eight: Report all other revenue not included in lines one through six. (There may not be any amount to report; however, this line can be used to report revenue from total Utah operations that do not fit lines one through six.)

9.     TOTAL REVENUES

       Total lines one through eight.

NOTE: Duplicate premiums are not considered a cost or revenue as they are collected by the CONTRACTOR and paid to the DEPARTMENT. Therefore, the payment to the DEPARTMENT would reduce or offset the revenue recorded when the duplicate premium was received. However, line 49 has been established for reporting duplicate premiums as a memo amount.

                                                               hmo-attach E 7/02

                                                                    Attachment E
                                                          Effective July 1, 2002
                                                                    Page 5 of 15

MEDICAL COSTS: Report all costs accrued as of the ending date on the form. In the first data column (column 3), report all costs for Utah operations per the general ledger. In the 15 Medicaid data columns (columns 4 through 18), report only costs for Medicaid Enrollees.

10.    Inpatient Hospital Services
       ---------------------------

       Costs incurred in providing inpatient hospital services to Enrollees confined to a hospital.

11.    Outpatient Hospital Services
       ----------------------------

       Costs incurred in providing outpatient hospital services to Enrollees, not including services provided in the emergency department.

12.    Emergency Department Services
       -----------------------------

       Costs incurred in providing outpatient hospital emergency room services to Enrollees.

13.    Primary Care Physician Services (Including EPSDT Services, Prenatal Care,
       -------------------------------------------------------------------------
       and Family Planning Services)
       -----------------------------

       All costs incurred for Enrollees as a result of providing primary care physician, osteopath, physician assistant, nurse practitioner, and nurse midwife services, including payroll expenses, any capitation and/or contract payments, fee-for-service payments, fringe benefits, travel and office supplies.

14.    Specialty Care Physician Services (Including EPSDT Services, Prenatal
       ---------------------------------------------------------------------
       Care, and Family Planning Services)
       -----------------------------------

       All costs incurred as a result of providing specialty care physician, osteopath, physician assistant, nurse practitioner, and nurse midwife services to Enrollees, including payroll expenses, any capitation and/or contract payments, fee-for-service payments, fringe benefits, travel and office supplies.

15.    Adult Screening Services
       ------------------------

       Expenses associated with providing screening services to Enrollees.

16.    Vision Care - Optometric Services
       ---------------------------------

       Included are payroll costs, any capitation and/or contract payments, and fee-for-service payments for services and procedures performed by an optometrist and other non-payroll expenses directly related to providing optometric services for Enrollees.

17.    Vision Care - Optical Services
       ------------------------------

       Included are payroll costs, any capitation and/or contract payments and fee-for-service payments for services and procedures performed by an optician and other supportive staff, cost of eyeglass frames and lenses and other non-payroll expenses directly related to providing optical services for Enrollees.

18.    Laboratory (Pathology) Services
       -------------------------------

       Costs incurred as a result of providing pathological tests or services to Enrollees including payroll hmo-attach E 7/02

                                                                    Attachment E
                                                          Effective July 1, 2002
                                                                    Page 6 of 15

       expenses, any capitation and/or contract payments, fee-for-service payments and other expenses directly related to in-house laboratory services. Excluded are costs associated with a hospital visit.

19.    Radiology Services
       ------------------

       Cost incurred in providing x-ray services to Enrollees, including x-ray payroll expenses, any capitation and/or contract payments, fee-for-service payments, and occupancy overhead costs. Excluded are costs associated with a hospital visit.

20.    Physical and Occupational Therapy
       ---------------------------------

       Included are payroll costs, any capitation and/or contract payments, fee-for-service costs, and other non-payroll expenditures directly related to providing physical and occupational therapy services.

21.    Speech and Hearing Services
       ---------------------------

       Payroll costs, any capitation and/or contract payments, fee-for-service payments, and non-payroll costs directly related to providing speech and hearing services for Enrollees.

22.    Podiatry Services
       -----------------

       Salary expenses or outside claims, capitation and/or contract payments, fee-for-service payments, and non-payroll costs directly related to providing services rendered by a podiatrist to Enrollees.

23.    End Stage Renal Disease (ESRD) Services - Dialysis
       --------------------------------------------------

       Costs incurred in providing renal dialysis (ESRD) services to Enrollees.

24.    Home Health Services
       --------------------

       Included are payroll costs, any capitation and/or contract payments, fee-for-service payments, and other non-payroll expenses directly related to providing home health services for Enrollees.

25.    Hospice Services
       ----------------

       Expenses related to hospice care for Enrollees including home care, general inpatient care for Enrollees suffering terminal illness and inpatient respite care for caregivers of Enrollees suffering terminal illness.

26.    Private Duty Nursing
       --------------------

       Expenses associated with private duty nursing for Enrollees.

27.    Medical Supplies and Medical Equipment
       --------------------------------------

       This cost center contains fee-for-service cost for outside acquisition of medical requisites, special appliances as prescribed by the CONTRACTOR to Enrollees.

                                                               hmo-attach E 7/02

                                                                    Attachment E
                                                          Effective July 1, 2002
                                                                    Page 7 of 15

28.    Abortions
       ---------

       Medical and hospital costs incurred in providing abortions for Enrollees.

29.    Sterilizations
       --------------

       Medical and hospital costs incurred in providing sterilizations for Enrollees.

30.    Detoxification
       --------------

       Medical and hospital costs incurred in providing treatment for substance abuse and dependency (detoxification) for Enrollees.

31.    Organ Transplants
       -----------------

       Medical and hospital costs incurred in providing transplants for Enrollees.

32.    Other Outside Medical Services
       ------------------------------

       The costs for specialized testing and outpatient surgical centers for Enrollees ordered by the CONTRACTOR.

33.    Long Term Care
       --------------

       Costs incurred in providing long-term care for Enrollees required under Attachment C.

34.    Transportation Services
       -----------------------

       Costs incurred in providing ambulance (ground and air) services for Enrollees.

35.    Accrued Costs
       -------------

       Costs Incurred for services rendered to Enrollees but not yet billed.

36/37  Other
       -----

       Report costs not otherwise reported.

38.    TOTAL MEDICAL COSTS

       Total lines 10 through 37.

ADMINISTRATIVE COSTS

Report payroll costs, any capitation and/or contract payments, non-payroll costs and occupancy overhead costs for accounting services, claims processing services, health plan services, data processing services, purchasing, personnel, Medicaid marketing and regional administration.

Report the administration cost under four categories - advertising, home office indirect cost allocation, utilization and all other administrative costs. If there are no advertising costs or indirect home office cost allocations, report a zero amount in the applicable lines.

                                                               hmo-attach E 7/02

                                                                    Attachment E
                                                          Effective July 1, 2002
                                                                    Page 8 of 15

39.    Administration - Advertising
       ----------------------------

40.    Home Office Indirect Cost Allocations
       -------------------------------------

41.    Utilization
       -----------

       Payroll cost and any capitation and/or contract payments for utilization staff and other non-payroll costs directly associated with controlling and monitoring outside physician referral and hospital admission and discharges of Enrollees.

42.    Administration - Other
       ----------------------

43.    TOTAL ADMINISTRATIVE COSTS

       Total lines 39 through 42.

44.    TOTAL COSTS (MEDICAL AND ADMINISTRATIVE)

       Total lines 38 and 43.

45.    NET INCOME (GAIN OR LOSS)

       Line 9 minus line 44.

46.    ENROLLEE MONTHS

       Total Enrollee months for period of time being reported.

47.    MEDICAL COSTS PER ENROLLEE MONTH

       Line 38 divided by line 46.

48.    ADMINISTRATIVE COSTS PER ENROLLEE MONTH

       Line 43 divided by line 46.

49.    TOTAL COSTS PER ENROLLEE MONTH

       Line 44 divided by line 46.

OTHER DATA

50.    TPL Savings - Cost Avoidance
       ----------------------------

51.    Duplicate Premiums
       ------------------

       Include all premiums received for Enrollees from all sources other than Medicaid.

52.    Number of Deliveries
       --------------------

       Total number of Enrollee deliveries when the delivery occurred at 24 weeks or later.

                                                               hmo-attach E 7/02

                                                                    Attachment E
                                                          Effective July 1, 2002
                                                                    Page 9 of 15

53.    Family Planning Services
       ------------------------

       Include costs associated with family planning services as defined in Attachment C (Covered Services, Section V, Family Planning Services).

54.    Reinsurance Premiums Received
       -----------------------------

       Include the reinsurance premiums received or receivable that are not counted as revenue.

55.    Reinsurance Premiums Paid
       -------------------------

       Include reinsurance premiums paid to a reinsurance carrier other than the DEPARTMENT.

56.    Administrative Revenue Retained by the CONTRACTOR
       -------------------------------------------------

       Include the administrative revenue retained by the CONTRACTOR from the reinsurance premiums received or receivable.

                                                               hmo-attach E 7/02

PROVIDER NAME:                                                           ATTACHMENT E                            ATTACHMENT E
                            --------------------------------------
SERVICE REPORTING PERIOD:   BEGINNING            ENDING               TABLE 3 PAGE 1 OF 1                             TABLE 3
                                      ----------        ----------
PAYMENT DATES:              BEGINNING            ENDING                   UTILIZATION                           Page 10 of 15
                                      ----------        ----------
EFFECTIVE DATE: JULY 1, 2002

                                                         MEDICAID (CAPITATED ONLY, NO FEE FOR SERVICE)
                                           ------------------------------------------------------------------------
                                                                         TRADITIONAL MEDICAID RATE CELLS
                                           -----------------------------------------------------------------------------------------
 1                     2                       3      4     5     6      7        8         9        10       11         12      13
---- ------------------------------------- --------- ---- ------ ---- -------- -------- --------- -------- -------- ----------- ----
                    SERVICE
                  DESCRIPTION                        TANF  TANF                         MED NEEDY NON TANF  BREAST/ RESTRICTION
LINE     (REFER TO THE UNIT OF SERVICE        AGE    MALE FEMALE      DISABLED DISABLED   CHILD   PREGNANT CERVICAL   PROGRAM
 NO     DEFINITIONS IN THE INSTRUCTIONS)   0-12 Mos. 1-18  1-18  AGED   MALE    FEMALE    1-18     FEMALE   CANCER      0-18    AIDS
---- ------------------------------------- --------- ---- ------ ---- -------- -------- --------- -------- -------- ----------- ----
  1  HOSPITAL SERVICES - GENERAL DAYS
  2  HOSPITAL SERVICES - DISCHARGES
  3  HOSPITAL SERVICES - OUTPATIENT VISITS
  4  EMERGENCY DEPARTMENT VISITS
  5  PRIMARY CARE PHYSICIAN SERVICES
  6  SPECIALTY CARE PHYSICIAN SERVICES
  7  ADULT SCREENING SERVICES
  8  VISION CARE - OPTOMETRIC SERVICES
  9  VISION CARE - OPTICAL SERVICES
 10  LABORATORY (PATHOLOGY) PROCEDURES
 11  RADIOLOGY PROCEDURES
 12  PHYSICAL AND OCCUPATIONAL THERAPY
     SERVICES
 13  SPEECH AND HEARING SERVICES
 14  PODIATRY SERVICES
 15  RENAL DISEASE (ESRD) SERVICES -
     DIALYSIS
 16  HOME HEALTH SERVICES
 17  HOSPICE DAYS
 18  PRIVATE DUTY NURSING SERVICES
 19  MEDICAL SUPPLIES AND MEDICAL
     EQUIPMENT
 20  ABORTIONS PROCEDURES
 21  STERILIZATION PROCEDURES
 22  DETOXIFICATION DAYS
 23  ORGAN TRANSPLANTS
 24  OTHER OUTSIDE MEDICAL SERVICES
 25  LONG TERM CARE FACILITY DAYS
 26  TRANSPORTATION TRIPS
 27  OTHER (SPECIFY)

                                                NON-TRADITIONAL MEDICAID RATE CELLS
                                            --------------------------------------------
 1                     2                       14         15         16          17            18
---- -------------------------------------  ---------  ---------  ---------  -----------  -------------
                    SERVICE                                                                  MEDICAID
                  DESCRIPTION                 TANF       TANF        MED     RESTRICTION      TOTAL
LINE     (REFER TO THE UNIT OF SERVICE        MALE      FEMALE      NEEDY      PROGRAM    (SUM OF COLS)
 NO     DEFINITIONS IN THE INSTRUCTIONS)    19 & OVER  19 & OVER  19 & OVER   19 & OVER     3 THRU 15
---- -------------------------------------  ---------  ---------  ---------  -----------  -------------
  1  HOSPITAL SERVICES - GENERAL DAYS
  2  HOSPITAL SERVICES - DISCHARGES
  3  HOSPITAL SERVICES - OUTPATIENT VISITS
  4  EMERGENCY DEPARTMENT VISITS
  5  PRIMARY CARE PHYSICIAN SERVICES
  6  SPECIALTY CARE PHYSICIAN SERVICES
  7  ADULT SCREENING SERVICES
  8  VISION CARE - OPTOMETRIC SERVICES
  9  VISION CARE - OPTICAL SERVICES
 10  LABORATORY (PATHOLOGY) PROCEDURES
 11  RADIOLOGY PROCEDURES
 12  PHYSICAL AND OCCUPATIONAL THERAPY
     SERVICES
 13  SPEECH AND HEARING SERVICES
 14  PODIATRY SERVICES
 15  RENAL DISEASE (ESRD) SERVICES -
     DIALYSIS
 16  HOME HEALTH SERVICES
 17  HOSPICE DAYS
 18  PRIVATE DUTY NURSING SERVICES
 19  MEDICAL SUPPLIES AND MEDICAL
     EQUIPMENT
 20  ABORTIONS PROCEDURES
 21  STERILIZATION PROCEDURES
 22  DETOXIFICATION DAYS
 23  ORGAN TRANSPLANTS
 24  OTHER OUTSIDE MEDICAL SERVICES
 25  LONG TERM CARE FACILITY DAYS
 26  TRANSPORTATION TRIPS
 27  OTHER (SPECIFY)

                                  ATTACHMENT E
                                     TABLE 3
                                  Page 10 of 15

                                                                    Attachment E
                                                                   Page 11 of 15

              MEDICAL SERVICES UTILIZATION DEFINITIONS FOR TABLE 3

MEDICAL SERVICES

1.     Hospital Services - General Days
       --------------------------------

       Record total number of inpatient hospital days associated with inpatient medical care.

2.     Hospital Services - Discharges
       ------------------------------

       Record total number of inpatient hospital discharges.

3.     Hospital Services - Outpatient Visits
       -------------------------------------

       Record total number of outpatient visits.

4.     Emergency Department Visits
       ---------------------------

       Record total number of emergency room visits

5.     Primary Care Physician Services
       -------------------------------

       Number of services and procedures defined by CPT-4 codes provided by primary care physicians or licensed physician extenders or assistants under direct supervision of a physician inclusive of all services except radiology, laboratory and injections/immunizations which should be reported in their appropriate section. The reporting of data under this category includes both outpatient and inpatient services.

6.     Specialty Care Physician Services
       ---------------------------------

       Number of services and procedures defined by CPT-4 codes provided by specialty care physicians or licensed physician extenders or assistants under direct supervision of a physician inclusive of all services except radiology, laboratory and injections/immunizations which should be reported in their appropriate section. The reporting of data under this category includes both outpatient and inpatient services.

7.     Adult Screening Services
       ------------------------

       Number of adult screenings performed.

8.     Vision Care - Optometric Services
       ---------------------------------

       Number of optometric services and procedures performed by an optometrist.

9.     Vision Care - Optical Services
       ------------------------------

       Number of eye glasses and contact lenses dispensed.

                                                                    Attachment E
                                                                   Page 12 of 15

10.    Laboratory (Pathology) Procedures
       ---------------------------------

       Number of procedures defined by CPT-4 Codes under the Pathology and Laboratory section. Excluded are services performed in conjunction with a hospital outpatient or emergency department visit.

11.    Radiology Procedures
       --------------------

       Number of procedures defined by CPT-4 Codes under the Radiology section. Excluded are services performed in conjunction with a hospital outpatient or emergency department visit.

12.    Physical and Occupational Therapy Services
       ------------------------------------------

       Physical therapy refers to physical and occupational therapy services and procedures performed by a physician or physical therapist.

13.    Speech and Hearing Services
       ---------------------------

       Number of services and procedures.

14.    Podiatry Services
       -----------------

       Number of services and procedures.

15.    End Stage Renal Disease (ESRD) Services - Dialysis
       --------------------------------------------------

       Number of ESRD procedures provided upon referral.

16.    Home Health Services
       --------------------

       Number of home health visits, such as skilled nursing, home health aide, and personal care aide visits.

17.    Hospice Days
       ------------

       Number of days hospice care is provided, including respite care.

18.    Private Duty Nursing Services
       -----------------------------

       Hours of skilled care delivered.

19.    Medical Supplies and Medical Equipment
       --------------------------------------

       Durable medical equipment such as wheelchairs, hearing aids, etc., and nondurable supplies such as oxygen etc.

20.    Abortion Procedures
       -------------------

       Number of procedures performed.

                                                                    Attachment E
                                                                   Page 13 of 15

21.    Sterilization Procedures
       ------------------------

       Number of procedures performed.

22.    Detoxification Days
       -------------------

       Days of inpatient detoxification.

23.    Organ Transplants
       -----------------

       Number of transplants.

24.    Other Outside Medical Services
       ------------------------------

       Specialized testing and outpatient surgical services ordered by IHC.

25.    Long Term Care Facility Days
       ----------------------------

       Total days associated with long-term care.

26.    Transportation Trips
       --------------------

       Number of ambulance trips.

27.    Other (specify)
       ---------------

                                  ATTACHMENT E
                               TABLE 4 PAGE 1 OF 1
                        MEDICAID MALPRACTICE INFORMATION

PROVIDER NAME:                 _________________________________________________

SERVICE REPORTING PERIOD:      BEGINNING ________    ENDING __________

ORGANIZATIONS NAMED IN THE MALPRACTICE CLAIM:
        CLAIM NUMBER 1  ________________________________________________________
        CLAIM NUMBER 2  ________________________________________________________
        CLAIM NUMBER 3  ________________________________________________________

MEDICAL PROFESSIONALS SPECIFIED:
        CLAIM NUMBER 1  ________________________________________________________
        CLAIM NUMBER 2  ________________________________________________________
        CLAIM NUMBER 3  ________________________________________________________

LOCATIONS WHERE CLAIMS ORIGINATED:
        CLAIM NUMBER 1  ________________________________________________________
        CLAIM NUMBER 2  ________________________________________________________
        CLAIM NUMBER 3  ________________________________________________________

MEDICAID CLIENT IDENTIFICATION:
        CLAIM NUMBER 1  ________________________________________________________
        CLAIM NUMBER 2  ________________________________________________________
        CLAIM NUMBER 3  ________________________________________________________

DATES OF SERVICE:
        CLAIM NUMBER 1  ________________________________________________________
        CLAIM NUMBER 2  ________________________________________________________
        CLAIM NUMBER 3  ________________________________________________________

AWARDS TO MEDICAID CLIENTS - AMOUNTS & DATES PAID
        CLAIM NUMBER 1  ________________________________________________________
        CLAIM NUMBER 2  ________________________________________________________
        CLAIM NUMBER 3  ________________________________________________________

HMO'S DIRECT COSTS (IF ANY)
        CLAIM NUMBER 1  ________________________________________________________
        CLAIM NUMBER 2  ________________________________________________________
        CLAIM NUMBER 3  ________________________________________________________

ATTACH A SUMMARY OF FACTS FOR EACH CASE, DESCRIBING THE CLAIM, THE CAUSES, CIRCUMSTANCES, ETC.

                                  ATTACHMENT E
                                     TABLE 4
                                  Page 14 of 15

                                                                    Attachment E
                                                                   Page 15 of 15

The information reported on this form should come from known malpractice cases of the MCO providers. This may only be applicable if the MCO was named as a participant in the malpractice suit. However, if suits against MCO providers are known, provide us with information on the Medicaid client(s) involved and any large settlements paid when the information is available.

                                                                  Attachment F-4
                                                                          Molina
                                                                    July 1, 2002

                                   AFC/MOLINA

                      ATTACHMENT F-4 - PAYMENT METHODOLOGY

The DEPARTMENT agrees to provide a no-loss guarantee to MHU by underwriting any financial losses sustained by MHU for a period of twelve months, beginning July 1, 2002. No later than April 1, 2003, MHU will submit to the DEPARTMENT all paid claims from July 1 through December 31, 2002. The parties will conduct a financial review of MHU's paid claims history from July 1 through December 31, 2002 to determine if the Contract should revert to a risk-based contract effective July 1, 2003.

A.   PAYMENT METHODOLOGY

     1.   EFFECTIVE JULY 1, 2002 THROUGH DECEMBER 31, 2002

          The DEPARTMENT shall make interim payments for the months of July 2002 through December 2002 based on the premium methodology in effect on June 30, 2002. MHU must submit to the DEPARTMENT a summary of paid claims on a monthly basis with no more than two months delay after the month being reported. No later then April 1, 2003, MHU will submit to the DEPARTMENT all paid claims from July 1 through December 31, 2002. The payment made to MHU by the DEPARTMENT will be retrospectively adjusted to reflect MHU's actual claim expenditures under this Contract plus 9% of actual claim expenditures to cover administrative costs.

     2.   EFFECTIVE JANUARY 1, 2003 THROUGH JUNE 30, 2003

          The DEPARTMENT will reimburse MHU within 60 days of the month in which MHU paid claims for services rendered under this Contract and will be based on a summary of paid claims data received from MHU. In addition, 9% of actual claim expenditures will be added to the payment for administrative services and patient management expenses incurred by MHU. MHU must submit to the DEPARTMENT the summary of paid claims within 30 days of the month in which MHU paid the claims.

     3. RETROSPECTIVE ADJUSTMENT FOR COSTS INCURRED FROM JULY 1, 2002 THROUGH JUNE 30, 2003

          Profit sharing occurs if MHU's costs plus 9% administration fee are less than MHU's revenues under this Contract. Revenues are defined as the amount the DEPARTMENT would have paid had this Contract remained a risk contract as hmo-molina am6 (9/09/02)

                                                                  Attachment F-4
                                                                          Molina
                                                                    July 1, 2002

          described in 42 CFR 447.361. MHU may retain the savings as follows: if the difference between MHU's costs plus administration and total revenues is 5% or less of total revenues, MHU may retain the entire amount. The portion of savings greater than the 5% shall be shared 50/50 with the DEPARTMENT.

          On or before October 1, 2002, MHU will provide to the DEPARTMENT their payment schedule in effect from July 1 through September 30, 2002. Any changes made to MHU's payment schedule must maintain cost neutrality to the DEPARTMENT and are subject to approval by the DEPARTMENT. A final settlement between the parties shall be reconciled within six months of the end of the Contract year.

B.   PHARMACY MANAGEMENT INCENTIVE

     The DEPARTMENT will establish a target for pharmacy costs for the Contract year. The target will be the historical average cost per member per month
     (PMPM) for Medicaid client enrolled in MCOs in the previous Contract year. The average cost will be determined for each rate cell. An overall weighted average PMPM pharmacy cost will be established based on MHU's monthly enrollment during the Contract year. The 2002 Contract year's history will be adjusted by the inflation indices published by the US Department of Labor. If actual pharmacy costs for MHU's enrollees are below the target for the Contract year, the savings will be shared [*] with the DEPARTMENT and MHU.

C.   CHEC SCREENING INCENTIVE CLAUSE

     1.   CHEC SCREENING GOAL

          The CONTRACTOR will ensure that Medicaid children have access to appropriate well-child visits. The CONTRACTOR will follow the Utah EPSDT (CHEC) guidelines for the periodicity schedule for well-child protocol. The federal agency, Centers for Medicare and Medicaid Services (CMS), mandates that all states have 80% of all children screened. The DEPARTMENT and the CONTRACTOR will work toward that goal.

     2.   CALCULATION OF CHEC INCENTIVE PAYMENT

          The DEPARTMENT will calculate the CONTRACTOR's annual participation rate based on information supplied by the CONTRACTOR under the CMS-416 EPSDT (CHEC) reporting requirements. Based on the CMS-416 data, the CONTRACTOR's well-child participation rate was 97% for Federal Fiscal Year (FFY) 2001 (October 1, 2000 through September 30, 2001). The incentive hmo-afc/molina am6 (9/09/02)

                                                                  Attachment F-4
                                                                          Molina
                                                                    July 1, 2002

          payment for the Contract year ending June 30, 2003 will be based on the CONTRACTOR's FFY 2002 (October 1, 2001 through September 30, 2002) CMS-416 participation rate. The DEPARTMENT will pay the CONTRACTOR $[*] if a rate of 90% or higher is maintained during FFY2002. The participation rate will be calculated no later than April 15, 2003; the CONTRACTOR will be notified of the incentive payment, if applicable, no later than April 30, 2003.

     3.   CONTRACTOR's USE OF INCENTIVE PAYMENT

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the EPSDT (CHEC) participation rate.

D.   IMMUNIZATION INCENTIVE CLAUSE

     The CONTRACTOR will ensure that Enrollees have access to recommended immunizations. The CONTRACTOR will follow the Advisory Committee on Immunization Practices' recommendations for immunizations for children.

     1.   IMMUNIZATIONS FOR TWO-YEAR-OLDS

          Utah has achieved a statewide immunization level of 77.4% for two-year-olds. The CONTRACTOR's 2000 HEDIS rate was 46.4% for the Combination 1 immunization measure for two-year olds. Based on the CONTRACTOR's 2001 HEDIS measure for the Combination 1 immunization measure, the DEPARTMENT will pay the CONTRACTOR $[*] for each full percentage point above 46.4% up to 96.4%.

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the HEDIS rate.

     2.   IMMUNIZATIONS FOR ADOLESCENTS

          The DEPARTMENT realizes it is important that adolescents are vaccinated according to schedule as recommended by the Advisory Committee on Immunization Practices and other professional groups. The CONTRACTOR's 2000 HEDIS rate was 6.8% for the Combination 1 immunization measure for adolescents. Based on the CONTRACTOR's 2001 HEDIS measure for adolescent immunizations, the DEPARTMENT will pay the CONTRACTOR $[*] for each full percentage point above 6.8% up to 56.8%.

                                                    hmo-afc/molina am6 (9/09/02)

                                                                  Attachment F-4
                                                                          Molina
                                                                    July 1, 2002

          The CONTRACTOR agrees to use this incentive payment to reward the CONTRACTOR's employees responsible for improving the HEDIS rate.

     3.   IMMUNIZATIONS FOR ADULTS

          The HEDIS immunization measure for adults is not reported for Medicaid clients age 65 and older. The DEPARTMENT intends to expand this incentive clause to include improved immunization rates for influenza and pneumonia vaccines among Enrollees age 65 and older. The DEPARTMENT will work with contractors to collect this data during this Contract year (July 1, 2002 - June 30, 2003).

                                                    hmo-afc/molina am6 (9/09/02)